UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2013 Semiannual Report

All data as of June 30, 2013

RS Growth Funds

Class A, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Turbulent markets can make investors nervous. And selecting a manager whose philosophy and approach align with yours isn’t an easy task. We understand what it takes to earn—and keep—that trust, especially in the current environment. That’s why we’re focused on the fundamentals this year:

•	Covering the global equity markets

Today’s investors need managers who offer them the world, and RS Investments’ equity offerings span the global equity markets. Eleven experienced emerging markets investment professionals joined our roster last year and in March our emerging markets team assumed the management of RS Emerging Markets Fund and RS China Fund. We’ve also added investment staff to manage our developed international equity products.

•	Investing with discipline

Our investment analysts and portfolio managers are experts, not generalists. Their knee-deep perspective helps us find opportunities that may have been overlooked by others. We believe that marrying fundamental research and analytical tools helps leverage our investment process.

Staying focused matters

Short-term market swings can be unsettling, but they are a natural part of investing. We’re dedicated to helping our shareholders focus on their long-term investment plans. In fact, history has taught us that opportunity exists even in volatile markets. Our investment strategies are designed with a goal of providing a consistent investment program regardless of market environment. We believe the best way to add value over time is by committing capital to our best investment ideas and ensuring that the risks we take are balanced in every strategy we manage.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

www.RSinvestments.com	3

RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in the first half of 2013, supported by an improving economic outlook, healthy corporate earnings, and a pickup in merger and acquisition activity.

•

RS Small Cap Growth Fund (the “Fund”) outperformed the benchmark Russell 2000® Growth Index for the six-month period ended June 30, 2013. The Fund’s relative performance was supported by stock selection in the materials, producer durables, financial services, technology, and health care sectors. Stock selection in the consumer discretionary and energy sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Performance Update

The Fund (Class A Shares) returned 21.54% for the six months ended June 30, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 17.44%.

Portfolio Review

The Fund’s performance relative to the Russell 2000® Growth Index was aided by news that several of the Fund’s investments were being acquired by larger companies. One

4	www.RSinvestments.com

RS SMALL CAP GROWTH FUND

holding, ExactTarget, a provider of cloud-based marketing communications solutions, announced its acquisition by enterprise software company salesforce.com. ExactTarget’s shares rose on the news of the acquisition, and the investment was one of the Fund’s strongest positive contributors in the first half of the year.

The Fund’s relative performance was also helped by an investment in Proofpoint, a company that provides cyber-threat security solutions delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health care sector, Fund performance benefited from an investment in biotechnology firm Aegerion Pharmaceuticals. Aegerion’s new treatment for genetically inherited high cholesterol was approved by the U.S. Food and Drug Administration in December 2012, and we believe that the firm has experienced faster-than-expected growth in prescriptions and benefitted from a favorable insurance reimbursement environment.

On a negative note, biotechnology company KYTHERA Biopharmaceuticals lost ground despite positive expectations for its drug ATX-101. While the drug continues to perform well in late-stage clinical trials, and, if approved, would be the first injectable drug designed to reduce unwanted submental fat, or “double chins,” we chose to sell the position given the near-term uncertain outlook for the company.

Several of the Fund’s individual holdings suffered revenue disappointments in a more cautious environment for corporate IT spending earlier in the year. These included Fortinet, a company that makes an advanced unified threat management appliance that helps safeguard data networks. Fortinet was one of the Fund’s largest detractors for the period, and we decided to liquidate our investment given the near-term uncertain outlook for the company.

The Fund’s largest detractor was Vitamin Shoppe, a retailer that sells supplements and other health products. The stock price declined sharply in February 2013 after the company reported disappointing fourth quarter sales trends. We held on to our position because we believe in the long-term growth potential tied to Vitamin Shoppe’s retailing model and store expansion plans.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be

www.RSinvestments.com	5

RS SMALL CAP GROWTH FUND

able to grow their revenues and tap new market opportunities regardless of the economic environment.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

6	www.RSinvestments.com

RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $592,002,478

Top Ten Holdings[3]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.35%
InvenSense, Inc.	2.25%
Hexcel Corp.	2.10%
Dorman Products, Inc.	1.95%
Elizabeth Arden, Inc.	1.91%
Proofpoint, Inc.	1.88%
Infoblox, Inc.	1.85%
DSW, Inc., Class A	1.84%
Teledyne Technologies, Inc.	1.77%
Microsemi Corp.	1.75%
Total	19.65%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	21.54%	27.12%	21.09%	10.48%	9.48%	13.35%
with maximum sales charge	15.76%	21.07%	19.15%	9.41%	8.95%	13.14%
Class C Shares (9/6/07)
without sales charge	20.97%	26.43%	19.75%	9.06%	—	4.72%
with sales charge	19.97%	25.43%	19.75%	9.06%	—	4.72%
Class K Shares (1/22/07)	21.20%	26.45%	20.43%	9.73%	—	6.83%
Class Y Shares (5/1/07)	21.72%	27.56%	21.49%	10.87%	—	7.28%
Russell 2000® Growth Index[1]	17.44%	23.67%	19.97%	8.89%	9.62%	8.63%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $13,073 (Class C), $15,304 (Class K), and $15,421 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.RSinvestments.com

RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Small- and mid-cap stocks, as measured by the Russell 2000® Index[1] and the Russell Midcap® Index,[2] delivered solid gains in the first half of 2013, aided by an improving economy and healthier company profit growth.

•

RS Select Growth Fund (the “Fund”) delivered strong positive performance for the six-month period ended June 30, 2013, but underperformed the Russell 2500® Growth Index[3] and Russell 2000® Growth Index.[4] Stock selection in the materials, financial services, and producer durables sectors supported the Fund’s performance relative to its benchmark, the Russell 2500® Growth Index. Stock selection in the consumer discretionary, health care, energy, and consumer staples sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,5 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Performance Update

The Fund (Class A Shares) gained 14.51% for the six months ended June 30, 2013, underperforming the benchmark Russell 2500® Growth Index and the benchmark Russell 2000® Growth Index, which returned 15.82% and 17.44%, respectively, for the six-month period.

Portfolio Review

The Fund’s performance relative to the Russell 2500® Growth Index was hindered by stock selection in the consumer discretionary sector. The Fund’s largest detractor in

www.RSinvestments.com	9

RS SELECT GROWTH FUND

this sector was Vitamin Shoppe, a retailer that sells supplements and other health products. The stock price declined sharply in February 2013 after the company reported disappointing fourth quarter sales trends. We held on to our position because we believe in the long-term growth potential tied to Vitamin Shoppe’s retailing model and store expansion plans.

The Fund’s relative performance was also dampened by an investment in Rosetta Resources, an oil and natural gas exploration company that focuses on Texas and Montana. The stock lost ground in the second quarter after the company reported a significant acquisition. We held on to our position because we continue to be positive on the long-term prospects for the company.

The largest detractor in the technology sector was Fortinet, a company that makes an advanced unified threat management appliance that helps safeguard data networks. The more cautious environment for corporate IT spending curtailed the company’s recent revenue performance, and company shares declined sharply in the second quarter. We decided to liquidate our investment given the near-term uncertain outlook for the company.

On a positive note, relative performance was aided by solid gains in several retail investments, including Cabela’s and Tile Shop Holdings. Cabela’s is a big box retailer of outdoor recreational equipment. The company continues to report positive sales trends while it invests in new merchandising strategies and increases its geographic expansion.

Tile Shop Holdings sells tile and related flooring supplies through its free-standing stores in the Upper Midwest and on the East Coast. The company targets the do-it-yourself market, where we believe it continues to attract business through its product quality and customer service.

The Fund’s biggest positive contributor in the materials sector was Trex, the nation’s largest manufacturer of wood-alternative materials used in residential and commercial decks and railings. Given the recent strong price performance of the stock, we chose to take profits on the position, selling the Fund’s shares in the company as the stock price reached its target valuation.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for small- and mid-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

10	www.RSinvestments.com

RS SELECT GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

www.RSinvestments.com	11

RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $626,192,563

Top Ten Holdings[6]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	3.44%
Jazz Pharmaceuticals PLC	3.03%
InvenSense, Inc.	2.89%
Microsemi Corp.	2.74%
Hexcel Corp.	2.73%
Dorman Products, Inc.	2.57%
Portfolio Recovery Associates, Inc.	2.50%
Teledyne Technologies, Inc.	2.49%
Elizabeth Arden, Inc.	2.25%
DSW, Inc., Class A	2.23%
Total	26.87%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	14.51%	24.39%	23.95%	11.08%	9.23%	11.46%
with maximum sales charge	9.08%	18.47%	21.94%	10.01%	8.70%	11.14%
Class C Shares (11/15/07)
without sales charge	14.08%	23.42%	22.91%	9.97%	—	6.54%
with sales charge	13.08%	22.42%	22.91%	9.97%	—	6.54%
Class K Shares (2/12/07)	14.03%	23.07%	23.01%	9.82%	—	7.49%
Class Y Shares (5/1/09)	14.69%	24.76%	24.34%	—	—	24.24%
Russell 2500® Growth Index[3]	15.82%	24.03%	20.22%	8.94%	10.27%	7.58%	*
Russell 2000® Growth Index[4]	17.44%	23.67%	19.97%	8.89%	9.62%	6.01%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of June 30, 2013: $14,276 (Class C), $15,850 (Class K), and $24,691 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	13

RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•

Mid-cap growth stocks, as measured by the Russell Midcap® Growth Index,[1] delivered strong positive performance in the first half of 2013, supported by an improving economy and healthier company profit growth.

•

RS Mid Cap Growth Fund (the “Fund”) delivered positive performance in the first half of 2013, while also outperforming the benchmark Russell Midcap® Growth Index. Stock selection in the producer durables, financial services, technology, and materials sectors aided relative performance. Stock selection in the consumer discretionary, health care, consumer staples, and energy sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Performance Update

The Fund (Class A Shares) gained 16.60% for the six months ended June 30, 2013, outperforming the benchmark Russell Midcap® Growth Index, which returned 14.70%.

Portfolio Review

The Fund’s performance relative to the Russell Midcap® Growth Index was assisted by our investment in Cabela’s, a big box retailer of outdoor recreational equipment. The company continues to report positive sales trends while it invests in new merchandising strategies and increases its geographic expansion.

14	www.RSinvestments.com

RS MID CAP GROWTH FUND

Another strong positive contributor was Green Mountain Coffee Roasters, a company that sells coffee and tea products through a variety of channels, including supermarkets, convenience stores, and restaurant chains such as McDonald’s. The company continues to report strong earnings growth, supported by its brand portfolio and a broadening distribution base. Green Mountain also owns the Keurig brand of single-cup brewing systems that are, in our view, becoming more popular with consumers and workplaces.

In the financial services sector, relative performance was aided by an investment in FleetCor Technologies. FleetCor supplies corporations with fuel payment cards that help them manage and monitor expenses related to their commercial vehicle fleets. The company continues to gain market share, especially in international markets, and is leveraging technology to improve profit margins.

On a negative note, a number of the Fund’s investments suffered losses on news of disappointing corporate earnings performance. These included Aruba Networks, a company that supplies equipment to help enterprises manage and protect communications between their data networks and mobile devices. Aruba Networks’ recent business has been curtailed by a pullback in enterprise technology spending, and we decided to substantially reduce our position in the company.

We sold our holdings in beauty products retailer Ulta Salon, Cosmetics & Fragrance in the first half of the year after the company lost its chief executive officer and warned of disappointing earnings performance. The investment was a significant detractor from the Fund’s relative performance.

Relative performance was also hindered by an investment in WEX (formerly Wright Express), a company that provides payment processing cards and services for commercial vehicle fleets. These payment cards act like traditional credit cards, but help corporations and other enterprises monitor employee fuel charges and prevent fraud. WEX’s stock traded lower after the company warned of disappointing revenue growth, and we sold our position during the period.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

www.RSinvestments.com	15

RS MID CAP GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

16	www.RSinvestments.com

RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $69,848,669

Top Ten Holdings[3]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	3.01%
Onyx Pharmaceuticals, Inc.	2.87%
Jazz Pharmaceuticals PLC	2.85%
Avago Technologies Ltd.	2.71%
Hexcel Corp.	2.64%
LKQ Corp.	2.34%
Teledyne Technologies, Inc.	2.27%
Green Mountain Coffee Roasters, Inc.	2.26%
DSW, Inc., Class A	2.25%
Beacon Roofing Supply, Inc.	2.09%
Total	25.29%

Sector Allocation[4]

1

Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	17

RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	16.60%	21.63%	20.96%	5.73%	8.08%	8.93%
with maximum sales charge	11.08%	15.89%	19.01%	4.70%	7.56%	8.64%
Class C Shares (5/21/07)
without sales charge	16.10%	20.51%	19.82%	4.62%	—	1.35%
with sales charge	15.10%	19.51%	19.82%	4.62%	—	1.35%
Class K Shares (12/4/06)	16.40%	20.93%	20.38%	5.06%	—	3.13%
Class Y Shares (5/1/07)	16.78%	21.92%	21.32%	6.02%	—	3.42%
Russell Midcap® Growth Index[1]	14.70%	22.88%	19.53%	7.61%	9.94%	8.47%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $10,855 (Class C), $12,242 (Class K), and $12,303 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

18	www.RSinvestments.com

RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•	Large-cap growth stocks, as measured by the Russell 1000® Growth Index,[1] delivered positive performance in the first half of 2013, but underperformed the S&P 500® Index.[2]

•

RS Growth Fund (the “Fund”) outperformed the benchmark Russell 1000® Growth Index for the six-month period ended June 30, 2013. The Fund’s stock selection in the financial services, health care, technology, producer durables, and materials sectors aided relative performance. Stock selection in the consumer discretionary sector detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index, delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-

cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity. Against this backdrop, large-cap growth stocks, as represented by the Russell 1000® Growth Index, delivered solid gains, but underperformed small- and mid-cap growth stocks.

Performance Update

The Fund (Class A Shares) returned 13.15% for the six months ended June 30, 2013, outperforming the benchmark Russell 1000® Growth Index, which gained 11.80% for the same period.

Portfolio Review

The Fund’s strongest positive contributor for the six-month period was Gilead Sciences. The pharmaceuticals company continues to benefit from its leading franchise in the HIV treatment market and its growing presence in the Hepatitis C (HCV) market. The

www.RSinvestments.com	19

RS GROWTH FUND

company’s new single pill HIV drug, Stribild, has been approved by both the U.S. Food and Drug Administration and the European Union, and its next-generation, interferon-free HCV treatment, Sofosbuvir, continues to perform well in late stage clinical trials.

LinkedIn, a social networking company that provides networking, employment, and human resources solutions for enterprises and job seekers, was also a strong contributor. The company continues to benefit from rapid membership growth for its professional networking site, as well as from expanding revenues from enterprise partners who use the site to source talent in a cost-efficient way.

FleetCor Technologies was the Fund’s strongest contributor in the financial services sector. FleetCor supplies corporations with fuel payment cards that help them monitor expenses related to their commercial vehicle fleets. The company continues to gain market share, especially in international markets, and is leveraging technology to improve profit margins.

On a negative note, a modest weighting in Microsoft, a software company, relative to the significant weighting its stock receives in the benchmark, kept the Fund from fully capitalizing on the software company’s recent share price gains. While the Fund’s modest weighting detracted from relative performance in the first half of the year, we stand by our positioning decision from a risk management standpoint.

Equinix was another detractor in the technology sector. Equinix owns and leases space in secure co-location facilities where telecommunications carriers and content providers store their servers. The company has been trying to transition into a real estate investment trust (REIT) structure, an investment structure with certain tax advantages. This planned transition came into question when the Internal Revenue Service announced that it was reviewing qualifications needed for obtaining REIT status. We decided to sell the position.

Whole Foods was another detractor from the Fund’s relative performance in the first half of the year. The grocery and health food retailer has faced concerns over increasing competition from mass market supermarket chains now offering more organic items. We decided to sell the position.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for large-cap growth stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

20	www.RSinvestments.com

RS GROWTH FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

www.RSinvestments.com	21

RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $188,867,481

Top Ten Holdings[3]

Holding	% of Total Net Assets
Gilead Sciences, Inc.	3.99%
Danaher Corp.	3.11%
Discovery Communications, Inc., Class C	3.04%
Celgene Corp.	3.02%
Mondelez International, Inc., Class A	2.97%
Avago Technologies Ltd.	2.94%
eBay, Inc.	2.91%
LKQ Corp.	2.90%
Starbucks Corp.	2.71%
UnitedHealth Group, Inc.	2.69%
Total	30.28%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

22	www.RSinvestments.com

RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	13.15%	16.53%	17.36%	4.70%	7.33%	9.03%
with maximum sales charge	7.78%	11.01%	15.47%	3.68%	6.81%	8.78%
Class C Shares (6/29/07)
without sales charge	12.60%	15.60%	16.09%	3.49%	—	0.76%
with sales charge	11.60%	14.60%	16.09%	3.49%	—	0.76%
Class K Shares (11/27/06)	12.67%	15.65%	16.67%	4.03%	—	2.61%
Class Y Shares (5/1/07)	13.16%	16.77%	17.65%	4.92%	—	2.88%
Russell 1000® Growth Index[1]	11.80%	17.07%	18.68%	7.47%	7.40%	7.72%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $10,464 (Class C), $11,852 (Class K), and $11,910 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	23

RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•	Technology stocks, as measured by the S&P North American Technology Sector Index™,[1] delivered positive performance in the first half of 2013, but underperformed the broader S&P 500® Index.[2]

•

RS Technology Fund (the “Fund”), which invests across the capitalization spectrum, outperformed the S&P North American Technology Sector Index™ for the six-month period ended June 30, 2013, as a number of the Fund’s smaller cap holdings aided relative returns.

•	The Fund seeks long-term capital growth by investing in technology companies that we believe have greater long-term earnings potential relative to market expectations.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,3 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Fund Performance Overview

The Fund (Class A Shares) returned 11.27% for the six months ended June 30, 2013, outperforming a 10.61% return by the S&P North American Technology Sector Index™, but underperforming a 13.82% return by the broader S&P 500® Index.

Portfolio Review

The Fund’s performance relative to the S&P North American Technology Sector Index™ was aided by strong gains in a number of smaller cap companies capitalizing on opportunities tied to cloud computing. Infoblox supplies technology that helps enterprise customers better manage IP addresses for mobile devices as well as network security and performance. Proofpoint provides cyber-threat security solutions delivered remotely through the cloud. Both companies continue to report healthy earnings and revenue growth, supporting their share price performance.

24	www.RSinvestments.com

RS TECHNOLOGY FUND

Shares of computer company Apple traded lower in the first half of the year as investors questioned the sustainability of its growth trends, especially in the iPhone and iPad markets. Although we already held a modest position in Apple, we opted to further scale back the Fund’s position in the company in 2012 because of our concerns over the company’s long-term revenue growth potential. This decision aided our relative performance in the first half of 2013, as our reduced weighting in the company’s stock mitigated the Fund’s exposure to the stock’s subsequent decline.

On a negative note, the Fund’s underweight exposure to software company Microsoft detracted from relative performance. The company, which has a large weighting in the S&P North American Technology Sector Index™, delivered strong share price performance, especially in the second quarter. While we remain positive on Microsoft’s long-term growth potential, our risk management discipline precludes the Fund from owning large positions in any single investment. For this reason, we stand by our underweight position, even when it dampens the Fund’s relative performance.

Several of the Fund’s individual holdings also suffered revenue disappointments in a more cautious environment for corporate IT spending earlier in the year. Fortinet makes an advanced unified threat management appliance that helps protect data networks from cyber-threats. Aruba Networks supplies equipment to help enterprises manage and protect communications between their data networks and mobile devices. Both companies suffered stock price declines, and they were significant detractors from the Fund’s relative performance. We decided to reduce the Fund’s investment in Fortinet given the near-term uncertain outlook for the company, and we substantially reduced the Fund’s holdings in Aruba Networks.

Outlook

As we look ahead, we remain optimistic on long-term prospects for technology investments and for the full spectrum of technology companies. We continue to position the Fund to capitalize on what we view as promising trends, such as industry consolidation, expanding data traffic, cloud computing, social networking, demand for IT efficiency, and state-of-the-art cyber security.

www.RSinvestments.com	25

RS TECHNOLOGY FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

26	www.RSinvestments.com

RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $163,534,767

Top Ten Holdings[3]

Holding	% of Total Net Assets
Google, Inc., Class A	3.93%
InvenSense, Inc.	3.31%
Ubiquiti Networks, Inc.	3.12%
Microsemi Corp.	3.09%
Salesforce.com, Inc.	3.00%
Microsoft Corp.	2.94%
NetSuite, Inc.	2.77%
eBay, Inc.	2.62%
Infoblox, Inc.	2.61%
Proofpoint, Inc.	2.59%
Total	29.98%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization–weighted index based on a universe of technology-related stocks. Since inception return for the S&P North American Technology Sector IndexTM reflects, for periods after August 29, 1996, the reinvestment of dividends paid on the securities constituting the index; for periods through August 29, 1996, index return does not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	27

RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	11.27%	9.45%	13.26%	8.34%	9.25%	8.23%
with maximum sales charge	5.96%	4.24%	11.44%	7.29%	8.72%	7.93%
Class C Shares (5/2/07)
without sales charge	10.78%	8.55%	12.38%	7.33%	—	4.95%
with sales charge	9.78%	7.55%	12.38%	7.33%	—	4.95%
Class K Shares (1/19/07)	11.02%	9.01%	12.65%	7.62%	—	6.36%
Class Y Shares (5/1/07)	11.43%	9.77%	13.61%	8.70%	—	6.41%
S&P North American Technology Sector IndexTM 1	10.61%	14.66%	16.68%	8.42%	8.34%	7.69%
S&P 500® Index[2]	13.82%	20.60%	18.45%	7.01%	7.30%	7.77%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $13,471 (Class C), $14,878 (Class K), and $14,669 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

28	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

Small-cap growth stocks, as measured by the Russell 2000® Growth Index,[1] delivered strong positive performance in the first half of 2013, supported by an improving economic outlook, healthy corporate earnings, and a pickup in merger and acquisition activity.

•

RS Small Cap Equity Fund (the “Fund”) outperformed the benchmark Russell 2000® Growth Index for the six-month period ended June 30, 2013. The Fund’s relative performance was supported by stock selection in the materials, financial services, producer durables, technology, and health care sectors. Stock selection in the consumer discretionary and energy sectors detracted from relative performance.

•	The Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon.

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile in the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that the central bank might scale back its accommodative monetary policy if the economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Growth indices ended the six-month period with solid gains, led by small-cap stocks that benefited from attractive valuations and a pickup in IPO and merger and acquisition activity.

Performance Update

The Fund (Class A Shares) returned 21.44% for the six months ended June 30, 2013, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 17.44%.

Portfolio Review

The Fund’s performance relative to the Russell 2000® Growth Index was aided by news that several of the Fund’s investments were being acquired by larger companies. One holding, ExactTarget, a provider of cloud-based marketing communications solutions,

www.RSinvestments.com	29

RS SMALL CAP EQUITY FUND

announced its acquisition by enterprise software company salesforce.com. ExactTarget’s shares rose on news of the acquisition, and the investment was one of the Fund’s strongest positive contributors in the first half of the year.

The Fund’s relative performance was also helped by an investment in Proofpoint, a company that provides cyber threat security solutions delivered remotely through the cloud. In our view, the proliferation of cloud computing and the growing use of mobile devices have made it more critical than ever to protect against cyber attacks and security breaches.

In the health care sector, Fund performance benefited from an investment in biotechnology firm Aegerion Pharmaceuticals. Aegerion’s new treatment for genetically inherited high cholesterol was approved by the U.S. Food and Drug Administration in December 2012, and we believe that the firm has experienced faster-than-expected growth in prescriptions and benefitted from a favorable insurance reimbursement environment.

On a negative note, biotechnology company KYTHERA Biopharmaceuticals lost ground despite positive expectations for its drug ATX-101. While the drug continues to perform well in late-stage clinical trials, and, if approved, would be the first injectable drug designed to reduce unwanted submental fat, or “double chins,” we chose to sell the position given the near-term uncertain outlook for the company.

Several of the Fund’s individual holdings suffered revenue disappointments in a more cautious environment for corporate IT spending earlier in the year. These included Fortinet, a company that makes an advanced unified threat management appliance that helps safeguard data networks. Fortinet was one of the Fund’s largest detractors for the period, and we decided to liquidate our investment given the near-term uncertain outlook for the company.

The Fund’s largest detractor was Vitamin Shoppe, a retailer that sells supplements and other health products. The stock price declined sharply in February 2013 after the company reported disappointing fourth quarter sales trends. We held on to our position because we believe in the long-term growth potential tied to Vitamin Shoppe’s retailing model and store expansion plans.

Outlook

We remain cautiously optimistic on prospects for U.S. economic growth, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help reduce upward pressure on inflation and interest rates, providing a supportive environment for small-cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities regardless of the economic environment.

30	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small-cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

www.RSinvestments.com	31

RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $107,957,363

Top Ten Holdings[3]

Holding	% of Total Net Assets
AmTrust Financial Services, Inc.	2.34%
InvenSense, Inc.	2.24%
Hexcel Corp.	2.09%
Dorman Products, Inc.	1.94%
Elizabeth Arden, Inc.	1.90%
Proofpoint, Inc.	1.88%
Infoblox, Inc.	1.84%
DSW, Inc., Class A	1.82%
Teledyne Technologies, Inc.	1.76%
Microsemi Corp.	1.74%
Total	19.55%

Sector Allocation[4]

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, it does not incur fees and expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

32	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	21.44%	26.96%	21.05%	11.58%	10.42%	9.12%
with maximum sales charge	15.69%	20.94%	19.10%	10.50%	9.88%	8.79%
Class C Shares (8/7/00)
without sales charge	20.92%	25.87%	19.95%	10.55%	9.40%	4.79%
with sales charge	19.92%	24.87%	19.95%	10.55%	9.40%	4.79%
Class K Shares (5/15/01)	21.15%	26.54%	20.63%	11.21%	10.06%	7.70%
Class Y Shares (5/1/07)	21.61%	27.28%	21.32%	11.79%	—	6.71%
Russell 2000® Growth Index[1]	17.44%	23.67%	19.97%	8.89%	9.62%	6.31%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2013: $24,551 (Class C), $26,078 (Class K), and $14,926 (Class Y). While Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	33

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for
Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

34	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS Small Cap Growth Fund	Class A	$1,000.00	$1,215.40	$7.42	1.35%
	Class C	$1,000.00	$1,209.70	$12.60	2.30%
	Class K	$1,000.00	$1,212.00	$10.53	1.92%
	Class Y	$1,000.00	$1,217.20	$5.72	1.04%

www.RSinvestments.com	35

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS Select Growth Fund	Class A	$1,000.00	$1,145.10	$7.18	1.35%
	Class C	$1,000.00	$1,140.80	$11.36	2.14%
	Class K	$1,000.00	$1,140.30	$11.46	2.16%
	Class Y	$1,000.00	$1,146.90	$5.64	1.06%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,159.10	$6.85	1.28%
	Class C	$1,000.00	$1,156.80	$11.66	2.18%
	Class K	$1,000.00	$1,161.00	$9.91	1.85%
	Class Y	$1,000.00	$1,154.50	$5.82	1.09%
RS Growth Fund	Class A	$1,000.00	$1,131.50	$6.82	1.29%
	Class C	$1,000.00	$1,126.00	$10.86	2.06%
	Class K	$1,000.00	$1,126.70	$9.28	1.76%
	Class Y	$1,000.00	$1,131.60	$5.18	0.98%
RS Technology Fund	Class A	$1,000.00	$1,112.70	$8.01	1.53%
	Class C	$1,000.00	$1,107.80	$12.39	2.37%
	Class K	$1,000.00	$1,110.20	$10.67	2.04%
	Class Y	$1,000.00	$1,114.30	$6.50	1.24%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,214.40	$7.03	1.28%
	Class C	$1,000.00	$1,209.20	$11.67	2.13%
	Class K	$1,000.00	$1,211.50	$8.77	1.60%
	Class Y	$1,000.00	$1,216.10	$5.38	0.98%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,013.39	$11.48	2.30%
	Class K	$1,000.00	$1,015.27	$9.59	1.92%
	Class Y	$1,000.00	$1,019.64	$5.21	1.04%
RS Select Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,014.18	$10.69	2.14%
	Class K	$1,000.00	$1,014.08	$10.79	2.16%
	Class Y	$1,000.00	$1,019.54	$5.31	1.06%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,013.98	$10.89	2.18%
	Class K	$1,000.00	$1,015.62	$9.25	1.85%
	Class Y	$1,000.00	$1,019.39	$5.46	1.09%
RS Growth Fund	Class A	$1,000.00	$1,018.40	$6.46	1.29%
	Class C	$1,000.00	$1,014.58	$10.29	2.06%
	Class K	$1,000.00	$1,016.07	$8.80	1.76%
	Class Y	$1,000.00	$1,019.93	$4.91	0.98%
RS Technology Fund	Class A	$1,000.00	$1,017.21	$7.65	1.53%
	Class C	$1,000.00	$1,013.04	$11.83	2.37%
	Class K	$1,000.00	$1,014.68	$10.19	2.04%
	Class Y	$1,000.00	$1,018.65	$6.21	1.24%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,014.23	$10.64	2.13%
	Class K	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y	$1,000.00	$1,019.93	$4.91	0.98%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

36	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2013

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 98.3%
Aerospace – 3.4%
HEICO Corp., Class A	258,677	$9,547,768
Teledyne Technologies, Inc.(1)	135,162	10,454,781

		20,002,549
Asset Management & Custodian – 1.8%
Financial Engines, Inc.	106,140	4,838,922
WisdomTree Investments, Inc.(1)	498,524	5,767,923

		10,606,845
Auto Parts – 1.9%
Dorman Products, Inc.	252,631	11,527,553

		11,527,553
Back Office Support, HR and Consulting – 1.9%
Huron Consulting Group, Inc.(1)	173,019	8,000,399
WageWorks, Inc.(1)	97,723	3,366,557

		11,366,956
Banks: Diversified – 1.2%
Signature Bank(1)	88,710	7,364,704

		7,364,704
Biotechnology – 6.7%
Aegerion Pharmaceuticals, Inc.(1)	125,316	7,937,515
Amicus Therapeutics, Inc.(1)	1,214,519	2,829,829
Bluebird Bio, Inc.(1)	92,100	2,299,737
Chimerix, Inc.(1)	188,149	4,560,732
Cubist Pharmaceuticals, Inc.(1)	96,995	4,684,859
Hyperion Therapeutics, Inc.(1)	35,178	773,916
NPS Pharmaceuticals, Inc.(1)	574,902	8,681,020
Orexigen Therapeutics, Inc.(1)	675,085	3,949,247
Receptos, Inc.(1)	196,536	3,909,101

		39,625,956
Building: Roofing, Wallboard & Plumbing – 1.4%
Beacon Roofing Supply, Inc.(1)	223,324	8,459,513

		8,459,513
Casinos & Gambling – 0.9%
Multimedia Games Holding Co., Inc.(1)	202,411	5,276,855

		5,276,855
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	121,469	7,532,293

		7,532,293

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Communications Technology – 0.6%
Aruba Networks, Inc.(1)	240,619	$3,695,908

		3,695,908
Computer Services, Software & Systems – 12.1%
Aspen Technology, Inc.(1)	200,959	5,785,610
BroadSoft, Inc.(1)	228,611	6,309,664
Infoblox, Inc.(1)	374,385	10,954,505
InterXion Holding N.V.(1)	244,467	6,387,923
Proofpoint, Inc.(1)	460,485	11,157,551
QLIK Technologies, Inc.(1)	238,776	6,750,197
Sourcefire, Inc.(1)	148,809	8,266,340
SPS Commerce, Inc.(1)	146,230	8,042,650
Ultimate Software Group, Inc.(1)	66,158	7,759,672

		71,414,112
Consumer Lending – 1.7%
Portfolio Recovery Associates, Inc.(1)	65,431	10,052,165

		10,052,165
Cosmetics – 1.9%
Elizabeth Arden, Inc.(1)	250,797	11,303,421

		11,303,421
Diversified Materials & Processing – 2.1%
Hexcel Corp.(1)	364,266	12,403,257

		12,403,257
Drug & Grocery Store Chains – 0.7%
Natural Grocers by Vitamin Cottage, Inc.(1)	129,360	4,010,160

		4,010,160
Education Services – 1.6%
Grand Canyon Education, Inc.(1)	300,621	9,689,015

		9,689,015
Electronic Components – 2.3%
InvenSense, Inc.(1)	867,153	13,336,813

		13,336,813
Entertainment – 0.9%
Imax Corp.(1)	222,187	5,523,569

		5,523,569
Financial Data & Systems – 1.5%
Heartland Payment Systems, Inc.	236,480	8,808,880

		8,808,880

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Foods – 2.3%
The Hain Celestial Group, Inc.(1)	136,780	$8,886,597
WhiteWave Foods Co., Class A(1)	285,620	4,641,325

		13,527,922
Health Care Services – 4.1%
Acadia Healthcare Co., Inc.(1)	216,082	7,145,831
AMN Healthcare Services, Inc.(1)	558,703	8,000,627
Team Health Holdings, Inc.(1)	211,129	8,671,068

		23,817,526
Insurance: Property-Casualty – 2.3%
AmTrust Financial Services, Inc.	388,947	13,885,408

		13,885,408
Machinery: Industrial – 3.7%
Altra Holdings, Inc.	263,006	7,201,104
DXP Enterprises, Inc.(1)	121,496	8,091,634
Middleby Corp.(1)	38,873	6,611,908

		21,904,646
Medical & Dental Instruments & Supplies – 1.9%
Globus Medical, Inc., Class A(1)	478,512	8,067,712
West Pharmaceutical Services, Inc.	43,421	3,050,760

		11,118,472
Medical Equipment – 4.1%
Abaxis, Inc.	103,853	4,934,056
Cyberonics, Inc.(1)	109,239	5,676,058
Dexcom, Inc.(1)	356,174	7,996,106
Spectranetics Corp.(1)	313,139	5,849,437

		24,455,657
Medical Services – 1.2%
ICON PLC(1)	207,360	7,346,765

		7,346,765
Office Supplies & Equipment – 1.7%
Steelcase, Inc., Class A	674,736	9,837,651

		9,837,651
Offshore Drilling & Other Services – 0.8%
Atwood Oceanics, Inc.(1)	95,546	4,973,169

		4,973,169
Oil Well Equipment & Services – 2.5%
Dril-Quip, Inc.(1)	68,040	6,143,332
Geospace Technologies Corp.(1)	59,691	4,123,454
RigNet, Inc.(1)	175,717	4,477,269

		14,744,055

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Oil: Crude Producers – 3.1%
Bonanza Creek Energy, Inc.(1)	121,235	$4,298,993
Diamondback Energy, Inc.(1)	109,418	3,645,808
Oasis Petroleum, Inc.(1)	77,740	3,021,754
Rosetta Resources, Inc.(1)	178,763	7,601,002

		18,567,557
Pharmaceuticals – 3.8%
Jazz Pharmaceuticals PLC(1)	128,628	8,840,603
Pacira Pharmaceuticals, Inc.(1)	236,516	6,858,964
The Medicines Co.(1)	213,399	6,564,153

		22,263,720
Production Technology Equipment – 1.0%
FEI Co.	79,523	5,804,384

		5,804,384
Recreational Vehicles & Boats – 0.9%
Drew Industries, Inc.	127,908	5,029,343

		5,029,343
Restaurants – 1.4%
Bloomin’ Brands, Inc.(1)	177,840	4,424,659
Noodles & Co.(1)	103,400	3,799,950

		8,224,609
Scientific Instruments: Electrical – 1.1%
AZZ, Inc.	172,438	6,649,209

		6,649,209
Securities Brokerage & Services – 0.9%
MarketAxess Holdings, Inc.	107,883	5,043,530

		5,043,530
Semiconductors & Components – 1.7%
Microsemi Corp.(1)	454,212	10,333,323

		10,333,323
Specialty Retail – 8.8%
Cabela’s, Inc.(1)	134,211	8,691,504
DSW, Inc., Class A	148,252	10,892,075
Francesca’s Holdings Corp.(1)	269,454	7,488,127
Shutterfly, Inc.(1)	156,979	8,757,858
Tile Shop Holdings, Inc.(1)	322,871	9,350,344
Vitamin Shoppe, Inc.(1)	159,075	7,132,923

		52,312,831
Telecommunications Equipment – 1.1%
Ubiquiti Networks, Inc.	375,038	6,578,166

		6,578,166

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Textiles, Apparel & Shoes – 1.2%
Tumi Holdings, Inc.(1)	302,702	$7,264,848

		7,264,848
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	166,464	6,928,232
Roadrunner Transportation Systems, Inc.(1)	347,313	9,669,194

		16,597,426
Total Common Stocks (Cost $445,839,442)		582,280,741
	Principal Amount	Value
Repurchase Agreements – 3.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $23,034,019, due 7/1/2013(2)	$23,034,000	23,034,000
Total Repurchase Agreements (Cost $23,034,000)		23,034,000
Total Investments - 102.2% (Cost $468,873,442)		605,314,741
Other Liabilities, Net - (2.2)%		(13,312,263)
Total Net Assets - 100.0%		$592,002,478

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	5.25%	2/15/2029	$23,499,522

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$582,280,741	$—	$—	$582,280,741

Repurchase Agreements	—	23,034,000	—	23,034,000

Total	$582,280,741	$23,034,000	$—	$605,314,741

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 96.9%
Aerospace – 4.6%
HEICO Corp., Class A	356,070	$13,142,544
Teledyne Technologies, Inc.(1)	201,847	15,612,865

		28,755,409
Asset Management & Custodian – 1.4%
WisdomTree Investments, Inc.(1)	759,846	8,791,418

		8,791,418
Auto Parts – 2.6%
Dorman Products, Inc.	352,785	16,097,580

		16,097,580
Back Office Support, HR and Consulting – 2.2%
Huron Consulting Group, Inc.(1)	226,466	10,471,788
WageWorks, Inc.(1)	88,192	3,038,214

		13,510,002
Banks: Diversified – 1.3%
SVB Financial Group(1)	94,905	7,907,485

		7,907,485
Biotechnology – 2.7%
Cubist Pharmaceuticals, Inc.(1)	193,558	9,348,851
NPS Pharmaceuticals, Inc.(1)	512,806	7,743,371

		17,092,222
Building: Roofing, Wallboard & Plumbing – 2.0%
Beacon Roofing Supply, Inc.(1)	330,381	12,514,832

		12,514,832
Cable Television Services – 1.2%
AMC Networks, Inc., Class A(1)	110,790	7,246,774

		7,246,774
Casinos & Gambling – 1.3%
Multimedia Games Holding Co., Inc.(1)	311,369	8,117,390

		8,117,390
Chemicals: Specialty – 1.7%
Quaker Chemical Corp.	175,109	10,858,509

		10,858,509
Communications Technology – 0.9%
Aruba Networks, Inc.(1)	355,475	5,460,096

		5,460,096
Computer Services, Software & Systems – 6.8%
Aspen Technology, Inc.(1)	229,700	6,613,063
InterXion Holding N.V.(1)	303,386	7,927,476

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
QLIK Technologies, Inc.(1)	288,508	$8,156,121
Sourcefire, Inc.(1)	177,180	9,842,349
Ultimate Software Group, Inc.(1)	84,841	9,951,001

		42,490,010
Consumer Lending – 2.5%
Portfolio Recovery Associates, Inc.(1)	102,084	15,683,165

		15,683,165
Cosmetics – 2.2%
Elizabeth Arden, Inc.(1)	312,033	14,063,327

		14,063,327
Diversified Materials & Processing – 2.7%
Hexcel Corp.(1)	502,038	17,094,394

		17,094,394
Education Services – 2.1%
Grand Canyon Education, Inc.(1)	404,829	13,047,639

		13,047,639
Electronic Components – 2.9%
InvenSense, Inc.(1)	1,176,033	18,087,388

		18,087,388
Entertainment – 1.3%
Imax Corp.(1)	323,677	8,046,610

		8,046,610
Financial Data & Systems – 3.2%
Heartland Payment Systems, Inc.	373,716	13,920,921
Vantiv, Inc., Class A(1)	233,032	6,431,683

		20,352,604
Foods – 1.4%
The Hain Celestial Group, Inc.(1)	131,463	8,541,151

		8,541,151
Health Care Facilities – 2.0%
Brookdale Senior Living, Inc.(1)	466,707	12,339,733

		12,339,733
Insurance: Property-Casualty – 3.4%
AmTrust Financial Services, Inc.	603,317	21,538,417

		21,538,417
Machinery: Industrial – 3.1%
Altra Holdings, Inc.	369,951	10,129,258
Middleby Corp.(1)	52,916	9,000,483

		19,129,741

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies – 3.5%
Globus Medical, Inc., Class A(1)	703,281	$11,857,318
The Cooper Cos., Inc.	56,429	6,717,872
West Pharmaceutical Services, Inc.	45,119	3,170,061

		21,745,251
Medical Equipment – 2.4%
Abaxis, Inc.	153,697	7,302,144
Cyberonics, Inc.(1)	152,403	7,918,860

		15,221,004
Offshore Drilling & Other Services – 1.2%
Atwood Oceanics, Inc.(1)	139,225	7,246,661

		7,246,661
Oil Well Equipment & Services – 2.4%
Dril-Quip, Inc.(1)	96,978	8,756,144
Geospace Technologies Corp.(1)	92,238	6,371,801

		15,127,945
Oil: Crude Producers – 1.9%
Rosetta Resources, Inc.(1)	285,785	12,151,578

		12,151,578
Pharmaceuticals – 6.4%
BioMarin Pharmaceutical, Inc.(1)	230,590	12,864,616
Jazz Pharmaceuticals PLC(1)	275,862	18,959,995
The Medicines Co.(1)	276,914	8,517,875

		40,342,486
Production Technology Equipment – 1.5%
Teradyne, Inc.(1)	530,600	9,322,642

		9,322,642
Scientific Instruments: Electrical – 1.6%
AZZ, Inc.	255,435	9,849,574

		9,849,574
Securities Brokerage & Services – 1.2%
MarketAxess Holdings, Inc.	165,743	7,748,485

		7,748,485
Semiconductors & Components – 2.7%
Microsemi Corp.(1)	755,210	17,181,028

		17,181,028
Specialty Retail – 11.7%
Cabela’s, Inc.(1)	179,343	11,614,253
DSW, Inc., Class A	189,821	13,946,149

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Specialty Retail (continued)
Francesca’s Holdings Corp.(1)	336,448	$9,349,890
Shutterfly, Inc.(1)	201,009	11,214,292
Tile Shop Holdings, Inc.(1)	329,031	9,528,738
Vitamin Shoppe, Inc.(1)	183,212	8,215,226
Williams-Sonoma, Inc.	166,422	9,301,325

		73,169,873
Telecommunications Equipment – 1.6%
Ubiquiti Networks, Inc.	587,033	10,296,559

		10,296,559
Textiles, Apparel & Shoes – 1.6%
Tumi Holdings, Inc.(1)	416,856	10,004,544

		10,004,544
Truckers – 1.7%
Old Dominion Freight Line, Inc.(1)	257,497	10,717,025

		10,717,025
Total Common Stocks (Cost $520,518,417)		606,890,551
	Principal Amount	Value
Repurchase Agreements – 3.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $24,367,020, due 7/1/2013(2)	$24,367,000	24,367,000
Total Repurchase Agreements (Cost $24,367,000)		24,367,000
Total Investments - 100.8% (Cost $544,885,417)		631,257,551
Other Liabilities, Net - (0.8)%		(5,064,988)
Total Net Assets - 100.0%		$626,192,563

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S.Treasury Bond	4.50%	8/15/2039	$24,856,839

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$606,890,551	$—	$—	$606,890,551

Repurchase Agreements	—	24,367,000	—	24,367,000

Total	$606,890,551	$24,367,000	$—	$631,257,551

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 99.1%
Advertising Agencies – 1.2%
Nielsen Holdings N.V.	24,300	$816,237

		816,237
Aerospace – 4.1%
B/E Aerospace, Inc.(1)	20,000	1,261,600
Teledyne Technologies, Inc.(1)	20,500	1,585,675

		2,847,275
Asset Management & Custodian – 1.4%
Affiliated Managers Group, Inc.(1)	6,210	1,018,067

		1,018,067
Auto Parts – 2.3%
LKQ Corp.(1)	63,540	1,636,155

		1,636,155
Back Office Support, HR and Consulting – 1.6%
Verisk Analytics, Inc., Class A(1)	19,280	1,151,016

		1,151,016
Banks: Diversified – 1.2%
SVB Financial Group(1)	10,400	866,528

		866,528
Beverage: Soft Drinks – 2.2%
Green Mountain Coffee Roasters, Inc.(1)	21,000	1,576,260

		1,576,260
Biotechnology – 2.9%
Onyx Pharmaceuticals, Inc.(1)	18,400	2,005,784

		2,005,784
Building: Roofing, Wallboard & Plumbing – 2.1%
Beacon Roofing Supply, Inc.(1)	38,500	1,458,380

		1,458,380
Cable Television Services – 2.0%
AMC Networks, Inc., Class A(1)	21,300	1,393,233

		1,393,233
Chemicals: Diversified – 3.2%
Ecolab, Inc.	16,420	1,398,820
FMC Corp.	13,270	810,266

		2,209,086
Communications Technology – 0.9%
Aruba Networks, Inc.(1)	39,358	604,539

		604,539

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Computer Services, Software & Systems – 3.0%
Akamai Technologies, Inc.(1)	26,400	$1,123,320
LinkedIn Corp., Class A(1)	5,300	944,990

		2,068,310
Computer Technology – 1.5%
Western Digital Corp.	16,700	1,036,903

		1,036,903
Consumer Lending – 1.4%
FleetCor Technologies, Inc.(1)	12,000	975,600

		975,600
Cosmetics – 1.5%
The Estee Lauder Companies, Inc., Class A	15,600	1,026,012

		1,026,012
Diversified Financial Services – 1.1%
LPL Financial Holdings, Inc.	20,200	762,752

		762,752
Diversified Materials & Processing – 2.6%
Hexcel Corp.(1)	54,130	1,843,126

		1,843,126
Diversified Retail – 1.9%
Nordstrom, Inc.	22,360	1,340,258

		1,340,258
Entertainment – 3.4%
Discovery Communications, Inc., Class C(1)	19,500	1,358,370
Imax Corp.(1)	40,800	1,014,288

		2,372,658
Financial Data & Systems – 2.5%
Alliance Data Systems Corp.(1)	5,800	1,049,974
Vantiv, Inc., Class A(1)	25,500	703,800

		1,753,774
Foods – 0.7%
WhiteWave Foods Co., Class A(1)	31,700	515,125

		515,125
Health Care Facilities – 1.6%
Brookdale Senior Living, Inc.(1)	41,730	1,103,341

		1,103,341
Health Care Services – 1.7%
Cerner Corp.(1)	12,160	1,168,454

		1,168,454

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Hotel/Motel – 1.9%
Wynn Resorts Ltd.	10,200	$1,305,600

		1,305,600
Insurance: Property-Casualty – 3.0%
AmTrust Financial Services, Inc.	58,800	2,099,160

		2,099,160
Machinery: Industrial – 1.6%
Middleby Corp.(1)	6,520	1,108,987

		1,108,987
Medical & Dental Instruments & Supplies – 1.6%
The Cooper Cos., Inc.	6,400	761,920
West Pharmaceutical Services, Inc.	4,991	350,668

		1,112,588
Office Supplies & Equipment – 1.9%
Steelcase, Inc., Class A	90,300	1,316,574

		1,316,574
Offshore Drilling & Other Services – 1.2%
Atwood Oceanics, Inc.(1)	16,610	864,551

		864,551
Oil Well Equipment & Services – 2.2%
Core Laboratories N.V.	5,000	758,300
Oceaneering International, Inc.	10,800	779,760

		1,538,060
Oil: Crude Producers – 2.0%
Cabot Oil & Gas Corp.	11,750	834,485
Concho Resources, Inc.(1)	6,590	551,715

		1,386,200
Personal Care – 1.8%
Church & Dwight Co., Inc.	20,300	1,252,713

		1,252,713
Pharmaceuticals – 4.3%
BioMarin Pharmaceutical, Inc.(1)	18,800	1,048,852
Jazz Pharmaceuticals PLC(1)	28,930	1,988,359

		3,037,211
Production Technology Equipment – 1.5%
Teradyne, Inc.(1)	60,100	1,055,957

		1,055,957
Scientific Instruments: Control & Filter – 2.0%
Flowserve Corp.	25,400	1,371,854

		1,371,854

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Scientific Instruments: Electrical – 1.9%
AMETEK, Inc.	30,895	$1,306,859

		1,306,859
Securities Brokerage & Services – 1.2%
IntercontinentalExchange, Inc.(1)	4,700	835,472

		835,472
Semiconductors & Components – 5.7%
Avago Technologies Ltd.	50,600	1,891,428
Broadcom Corp., Class A	18,400	621,184
Microsemi Corp.(1)	63,500	1,444,625

		3,957,237
Specialty Retail – 11.1%
Cabela’s, Inc.(1)	15,300	990,828
CarMax, Inc.(1)	27,700	1,278,632
DSW, Inc., Class A	21,400	1,572,258
Shutterfly, Inc.(1)	24,200	1,350,118
Tractor Supply Co.	9,710	1,141,993
Williams-Sonoma, Inc.	25,200	1,408,428

		7,742,257
Telecommunications Equipment – 2.0%
Ubiquiti Networks, Inc.	79,500	1,394,430

		1,394,430
Textiles, Apparel & Shoes – 2.5%
Lululemon Athletica, Inc.(1)	6,200	406,224
Michael Kors Holdings Ltd.(1)	21,680	1,344,594

		1,750,818
Truckers – 1.7%
Old Dominion Freight Line, Inc.(1)	28,355	1,180,135

		1,180,135
Total Common Stocks (Cost $52,708,551)		69,165,536

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $581,000, due 7/1/2013(2)	$581,000	$581,000
Total Repurchase Agreements (Cost $581,000)		581,000
Total Investments - 99.9% (Cost $53,289,551)		69,746,536
Other Assets, Net - 0.1%		102,133
Total Net Assets - 100.0%		$69,848,669

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	2.75%	11/15/2042	$594,263

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$67,159,752	$2,005,784	$—	$69,165,536

Repurchase Agreements	—	581,000	—	581,000

Total	$67,159,752	$2,586,784	$—	$69,746,536

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 98.3%
Aerospace – 2.0%
B/E Aerospace, Inc.(1)	59,600	$3,759,568

		3,759,568
Asset Management & Custodian – 1.7%
Affiliated Managers Group, Inc.(1)	19,150	3,139,451

		3,139,451
Auto Parts – 2.9%
LKQ Corp.(1)	212,500	5,471,875

		5,471,875
Back Office Support, HR and Consulting – 1.9%
Verisk Analytics, Inc., Class A(1)	58,979	3,521,046

		3,521,046
Beverage: Soft Drinks – 2.5%
Green Mountain Coffee Roasters, Inc.(1)	62,900	4,721,274

		4,721,274
Biotechnology – 5.2%
Biogen Idec, Inc.(1)	18,890	4,065,128
Celgene Corp.(1)	48,800	5,705,208

		9,770,336
Cable Television Services – 2.4%
Comcast Corp., Class A	115,000	4,562,050

		4,562,050
Chemicals: Diversified – 3.8%
Ecolab, Inc.	59,487	5,067,697
FMC Corp.	34,866	2,128,918

		7,196,615
Communications Technology – 2.1%
QUALCOMM, Inc.	65,182	3,981,317

		3,981,317
Computer Services, Software & Systems – 8.6%
Akamai Technologies, Inc.(1)	70,500	2,999,775
Facebook, Inc., Class A(1)	126,800	3,152,248
Google, Inc., Class A(1)	5,110	4,498,691
LinkedIn Corp., Class A(1)	16,700	2,977,610
Salesforce.com, Inc.(1)	68,180	2,603,112

		16,231,436
Computer Technology – 4.4%
Apple, Inc.	10,546	4,177,060
Western Digital Corp.	65,500	4,066,895

		8,243,955

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Consumer Lending – 1.6%
FleetCor Technologies, Inc.(1)	36,100	$2,934,930

		2,934,930
Consumer Services: Miscellaneous – 2.9%
eBay, Inc.(1)	106,250	5,495,250

		5,495,250
Cosmetics – 2.0%
The Estee Lauder Companies, Inc., Class A	58,000	3,814,660

		3,814,660
Diversified Manufacturing Operations – 3.1%
Danaher Corp.	92,711	5,868,606

		5,868,606
Diversified Retail – 6.1%
Amazon.com, Inc.(1)	14,710	4,084,820
Costco Wholesale Corp.	37,998	4,201,439
Nordstrom, Inc.	55,275	3,313,183

		11,599,442
Drug & Grocery Store Chains – 1.2%
Walgreen Co.	50,400	2,227,680

		2,227,680
Entertainment – 3.0%
Discovery Communications, Inc., Class C(1)	82,495	5,746,602

		5,746,602
Financial Data & Systems – 4.4%
Alliance Data Systems Corp.(1)	17,520	3,171,646
MasterCard, Inc., Class A	3,530	2,027,985
Visa, Inc., Class A	17,400	3,179,850

		8,379,481
Foods – 3.0%
Mondelez International, Inc., Class A	196,730	5,612,707

		5,612,707
Health Care Management Services – 2.7%
UnitedHealth Group, Inc.	77,630	5,083,212

		5,083,212
Health Care Services – 1.1%
Cerner Corp.(1)	21,163	2,033,553

		2,033,553
Hotel/Motel – 1.8%
Wynn Resorts Ltd.	27,100	3,468,800

		3,468,800

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2013 (unaudited)	Shares	Value
Oil Well Equipment & Services – 2.4%
Core Laboratories N.V.	14,900	$2,259,734
Oceaneering International, Inc.	32,000	2,310,400

		4,570,134
Oil: Crude Producers – 3.0%
Concho Resources, Inc.(1)	20,198	1,690,977
EOG Resources, Inc.	29,900	3,937,232

		5,628,209
Personal Care – 1.3%
Church & Dwight Co., Inc.	39,000	2,406,690

		2,406,690
Pharmaceuticals – 5.1%
BioMarin Pharmaceutical, Inc.(1)	37,200	2,075,388
Gilead Sciences, Inc.(1)	147,080	7,531,967

		9,607,355
Restaurants – 2.7%
Starbucks Corp.	78,100	5,114,769

		5,114,769
Scientific Instruments: Control & Filter – 2.4%
Flowserve Corp.	84,200	4,547,642

		4,547,642
Scientific Instruments: Electrical – 2.1%
AMETEK, Inc.	93,094	3,937,876

		3,937,876
Semiconductors & Components – 4.4%
Avago Technologies Ltd.	148,600	5,554,668
Broadcom Corp., Class A	82,800	2,795,328

		8,349,996
Specialty Retail – 3.9%
CarMax, Inc.(1)	68,100	3,143,496
The Home Depot, Inc.	55,790	4,322,051

		7,465,547
Textiles, Apparel & Shoes – 0.6%
Lululemon Athletica, Inc.(1)	18,700	1,225,224

		1,225,224
Total Common Stocks (Cost $143,603,361)		185,717,288

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $3,234,003, due 7/1/2013(2)	$3,234,000	$3,234,000
Total Repurchase Agreements (Cost $3,234,000)		3,234,000
Total Investments - 100.0% (Cost $146,837,361)		188,951,288
Other Liabilities, Net - 0.0%		(83,807)
Total Net Assets - 100.0%		$188,867,481

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S.Treasury Bond	4.50%	8/15/2039	$3,304,214

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$185,717,288	$—	$—	$185,717,288

Repurchase Agreements	—	3,234,000	—	3,234,000

Total	$185,717,288	$3,234,000	$—	$188,951,288

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 95.8%
Advertising Agencies – 1.4%
Tremor Video, Inc.(1)	250,000	$2,250,000

		2,250,000
Back Office Support, HR and Consulting – 0.9%
ServiceSource International, Inc.(1)	154,600	1,440,872

		1,440,872
Cable Television Services – 2.1%
Comcast Corp., Special Class A	85,100	3,375,917

		3,375,917
Communications Technology – 8.9%
Aruba Networks, Inc.(1)	65,108	1,000,059
Ciena Corp.(1)	85,300	1,656,526
Cyan, Inc.(1)	175,000	1,828,750
JDS Uniphase Corp.(1)	116,100	1,669,518
Meru Networks, Inc.(1)	188,300	758,849
Procera Networks, Inc.(1)	186,600	2,562,018
QUALCOMM, Inc.	52,060	3,179,825
Sonus Networks, Inc.(1)	645,600	1,943,256

		14,598,801
Computer Services, Software & Systems – 43.6%
Akamai Technologies, Inc.(1)	68,000	2,893,400
Aspen Technology, Inc.(1)	52,640	1,515,506
BroadSoft, Inc.(1)	103,044	2,844,014
Callidus Software, Inc.(1)	180,900	1,192,131
CommVault Systems, Inc.(1)	22,900	1,737,881
Facebook, Inc., Class A(1)	103,900	2,582,954
Fortinet, Inc.(1)	45,273	792,278
Google, Inc., Class A(1)	7,300	6,426,701
Groupon, Inc.(1)	203,300	1,728,050
Imperva, Inc.(1)	54,000	2,432,160
Infoblox, Inc.(1)	145,920	4,269,619
Informatica Corp.(1)	32,500	1,136,850
LinkedIn Corp., Class A(1)	18,200	3,245,060
LivePerson, Inc.(1)	124,800	1,117,584
Microsoft Corp.	139,060	4,801,742
NetSuite, Inc.(1)	49,400	4,531,956
Proofpoint, Inc.(1)	174,610	4,230,800
QLIK Technologies, Inc.(1)	80,300	2,270,081
Responsys, Inc.(1)	101,900	1,458,189
Salesforce.com, Inc.(1)	128,500	4,906,130
SAP AG, ADR	21,200	1,543,996

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2013 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Sourcefire, Inc.(1)	43,300	$2,405,315
Splunk, Inc.(1)	63,500	2,943,860
SPS Commerce, Inc.(1)	49,500	2,722,500
Tangoe, Inc.(1)	86,310	1,331,763
Teradata Corp.(1)	31,500	1,582,245
Ultimate Software Group, Inc.(1)	7,170	840,969
Yelp, Inc.(1)	54,400	1,891,488

		71,375,222
Computer Technology – 3.0%
Apple, Inc.	8,560	3,390,445
Silicon Graphics International Corp.(1)	111,200	1,487,856

		4,878,301
Consumer Services: Miscellaneous – 2.6%
eBay, Inc.(1)	82,890	4,287,071

		4,287,071
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	14,910	4,140,358

		4,140,358
Electronic Components – 3.3%
InvenSense, Inc.(1)	352,300	5,418,374

		5,418,374
Electronic Entertainment – 1.1%
Electronic Arts, Inc.(1)	76,800	1,764,096

		1,764,096
Electronics – 1.0%
IPG Photonics Corp.	26,500	1,609,345

		1,609,345
Entertainment – 0.8%
Imax Corp.(1)	51,500	1,280,290

		1,280,290
Pharmaceuticals – 1.5%
Gilead Sciences, Inc.(1)	46,600	2,386,386

		2,386,386
Production Technology Equipment – 1.0%
Teradyne, Inc.(1)	95,600	1,679,692

		1,679,692
Semiconductors & Components – 15.7%
Ambarella, Inc.(1)	107,000	1,800,810
Avago Technologies Ltd.	73,900	2,762,382
Broadcom Corp., Class A	62,880	2,122,829

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

June 30, 2013 (unaudited)	Shares	Value
Semiconductors & Components (continued)
Cree, Inc.(1)	46,200	$2,950,332
Freescale Semiconductor Ltd.(1)	183,100	2,481,005
Intermolecular, Inc.(1)	182,350	1,325,684
LSI Corp.(1)	249,200	1,779,288
Microsemi Corp.(1)	222,000	5,050,500
O2Micro International Ltd., ADR(1)	242,312	799,630
RDA Microelectronics, Inc., ADR	148,900	1,649,812
Rubicon Technology, Inc.(1)	366,922	2,939,045

		25,661,317
Specialty Retail – 1.1%
Shutterfly, Inc.(1)	33,800	1,885,702

		1,885,702
Technology: Miscellaneous – 1.2%
Fabrinet(1)	137,500	1,925,000

		1,925,000
Telecommunications Equipment – 4.1%
Alcatel-Lucent, ADR(1)	924,000	1,681,680
Ubiquiti Networks, Inc.	291,000	5,104,140

		6,785,820
Total Common Stocks (Cost $124,267,700)		156,742,564

	Principal Amount	Value
Repurchase Agreements – 5.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $8,633,007, due 7/1/2013(2)	$8,633,000	8,633,000
Total Repurchase Agreements (Cost $8,633,000)		8,633,000
Total Investments - 101.1% (Cost $132,900,700)		165,375,564
Other Liabilities, Net - (1.1)%		(1,840,797)
Total Net Assets - 100.0%		$163,534,767

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$8,811,238

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$156,742,564	$—	$—	$156,742,564

Repurchase Agreements	—	8,633,000	—	8,633,000

Total	$156,742,564	$8,633,000	$—	$165,375,564

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 99.1%
Aerospace – 3.4%
HEICO Corp., Class A	46,908	$1,731,374
Teledyne Technologies, Inc.(1)	24,500	1,895,075

		3,626,449
Asset Management & Custodian – 1.8%
Financial Engines, Inc.	19,249	877,562
WisdomTree Investments, Inc.(1)	90,500	1,047,085

		1,924,647
Auto Parts – 1.9%
Dorman Products, Inc.	45,900	2,094,417

		2,094,417
Back Office Support, HR and Consulting – 3.1%
Huron Consulting Group, Inc.(1)	31,400	1,451,936
Robert Half International, Inc.	37,216	1,236,688
WageWorks, Inc.(1)	17,600	606,320

		3,294,944
Banks: Diversified – 1.2%
Signature Bank(1)	16,001	1,328,403

		1,328,403
Biotechnology – 6.7%
Aegerion Pharmaceuticals, Inc.(1)	22,899	1,450,423
Amicus Therapeutics, Inc.(1)	220,500	513,765
Bluebird Bio, Inc.(1)	16,700	416,999
Chimerix, Inc.(1)	34,100	826,584
Cubist Pharmaceuticals, Inc.(1)	17,700	854,910
Hyperion Therapeutics, Inc.(1)	6,400	140,800
NPS Pharmaceuticals, Inc.(1)	104,342	1,575,564
Orexigen Therapeutics, Inc.(1)	122,700	717,795
Receptos, Inc.(1)	36,100	718,029

		7,214,869
Building: Roofing, Wallboard & Plumbing – 1.4%
Beacon Roofing Supply, Inc.(1)	40,600	1,537,928

		1,537,928
Casinos & Gambling – 0.9%
Multimedia Games Holding Co., Inc.(1)	37,365	974,106

		974,106
Chemicals: Specialty – 1.3%
Quaker Chemical Corp.	22,000	1,364,220

		1,364,220

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2013 (unaudited)	Shares	Value
Communications Technology – 0.6%
Aruba Networks, Inc.(1)	43,684	$670,986

		670,986
Computer Services, Software & Systems – 12.0%
Aspen Technology, Inc.(1)	36,469	1,049,942
BroadSoft, Inc.(1)	41,550	1,146,780
Infoblox, Inc.(1)	68,000	1,989,680
InterXion Holding N.V.(1)	44,400	1,160,172
Proofpoint, Inc.(1)	83,600	2,025,628
QLIK Technologies, Inc.(1)	43,300	1,224,091
Sourcefire, Inc.(1)	27,000	1,499,850
SPS Commerce, Inc.(1)	26,500	1,457,500
Ultimate Software Group, Inc.(1)	11,958	1,402,554

		12,956,197
Consumer Lending – 1.7%
Portfolio Recovery Associates, Inc.(1)	11,820	1,815,907

		1,815,907
Cosmetics – 1.9%
Elizabeth Arden, Inc.(1)	45,500	2,050,685

		2,050,685
Diversified Materials & Processing – 2.1%
Hexcel Corp.(1)	66,210	2,254,451

		2,254,451
Drug & Grocery Store Chains – 0.7%
Natural Grocers by Vitamin Cottage, Inc.(1)	23,510	728,810

		728,810
Education Services – 1.6%
Grand Canyon Education, Inc.(1)	54,580	1,759,113

		1,759,113
Electronic Components – 2.2%
InvenSense, Inc.(1)	157,500	2,422,350

		2,422,350
Entertainment – 0.9%
Imax Corp.(1)	40,400	1,004,344

		1,004,344
Financial Data & Systems – 1.5%
Heartland Payment Systems, Inc.	43,199	1,609,163

		1,609,163
Foods – 2.3%
The Hain Celestial Group, Inc.(1)	24,750	1,608,007
WhiteWave Foods Co., Class A(1)	51,900	843,375

		2,451,382

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2013 (unaudited)	Shares	Value
Health Care Services – 4.0%
Acadia Healthcare Co., Inc.(1)	39,300	$1,299,651
AMN Healthcare Services, Inc.(1)	101,516	1,453,709
Team Health Holdings, Inc.(1)	38,318	1,573,720

		4,327,080
Insurance: Property-Casualty – 2.3%
AmTrust Financial Services, Inc.	70,649	2,522,169

		2,522,169
Machinery: Industrial – 3.7%
Altra Holdings, Inc.	47,700	1,306,026
DXP Enterprises, Inc.(1)	22,000	1,465,200
Middleby Corp.(1)	7,100	1,207,639

		3,978,865
Medical & Dental Instruments & Supplies – 1.9%
Globus Medical, Inc., Class A(1)	86,900	1,465,134
West Pharmaceutical Services, Inc.	7,985	561,026

		2,026,160
Medical Equipment – 4.1%
Abaxis, Inc.	18,900	897,939
Cyberonics, Inc.(1)	19,821	1,029,899
Dexcom, Inc.(1)	64,677	1,451,999
Spectranetics Corp.(1)	57,400	1,072,232

		4,452,069
Medical Services – 1.2%
ICON PLC(1)	37,600	1,332,168

		1,332,168
Office Supplies & Equipment – 1.7%
Steelcase, Inc., Class A	122,600	1,787,508

		1,787,508
Offshore Drilling & Other Services – 0.8%
Atwood Oceanics, Inc.(1)	17,400	905,670

		905,670
Oil Well Equipment & Services – 2.5%
Dril-Quip, Inc.(1)	12,300	1,110,567
Geospace Technologies Corp.(1)	10,834	748,413
RigNet, Inc.(1)	30,999	789,854

		2,648,834
Oil: Crude Producers – 3.1%
Bonanza Creek Energy, Inc.(1)	22,000	780,120
Diamondback Energy, Inc.(1)	19,900	663,068
Oasis Petroleum, Inc.(1)	14,100	548,067
Rosetta Resources, Inc.(1)	32,450	1,379,774

		3,371,029

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2013 (unaudited)	Shares	Value
Pharmaceuticals – 3.8%
Jazz Pharmaceuticals PLC(1)	23,410	$1,608,970
Pacira Pharmaceuticals, Inc.(1)	43,000	1,247,000
The Medicines Co.(1)	38,674	1,189,612

		4,045,582
Production Technology Equipment – 1.0%
FEI Co.	14,400	1,051,056

		1,051,056
Recreational Vehicles & Boats – 0.8%
Drew Industries, Inc.	23,200	912,224

		912,224
Restaurants – 1.4%
Bloomin’ Brands, Inc.(1)	32,300	803,624
Noodles & Co.(1)	18,800	690,900

		1,494,524
Scientific Instruments: Electrical – 1.1%
AZZ, Inc.	31,300	1,206,928

		1,206,928
Securities Brokerage & Services – 0.9%
MarketAxess Holdings, Inc.	19,582	915,459

		915,459
Semiconductors & Components – 1.7%
Microsemi Corp.(1)	82,456	1,875,874

		1,875,874
Specialty Retail – 8.8%
Cabela’s, Inc.(1)	24,300	1,573,668
DSW, Inc., Class A	26,800	1,968,996
Francesca’s Holdings Corp.(1)	48,900	1,358,931
Shutterfly, Inc.(1)	28,580	1,594,478
Tile Shop Holdings, Inc.(1)	58,600	1,697,056
Vitamin Shoppe, Inc.(1)	28,883	1,295,114

		9,488,243
Telecommunications Equipment – 1.1%
Ubiquiti Networks, Inc.	68,100	1,194,474

		1,194,474
Textiles, Apparel & Shoes – 1.2%
Tumi Holdings, Inc.(1)	55,000	1,320,000

		1,320,000

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2013 (unaudited)	Shares	Value
Truckers – 2.8%
Old Dominion Freight Line, Inc.(1)	30,223	$1,257,881
Roadrunner Transportation Systems, Inc.(1)	63,100	1,756,704

		3,014,585
Total Common Stocks (Cost $82,014,619)		106,953,872

	Principal Amount	Value
Repurchase Agreements – 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $3,220,003, due 7/1/2013(2)	$3,220,000	3,220,000
Total Repurchase Agreements (Cost $3,220,000)		3,220,000
Total Investments - 102.1% (Cost $85,234,619)		110,173,872
Other Liabilities, Net - (2.1)%		(2,216,509)
Total Net Assets - 100.0%		$107,957,363

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$3,286,158

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$106,953,872	$—	$—	$106,953,872

Repurchase Agreements	—	3,220,000	—	3,220,000

Total	$106,953,872	$3,220,000	$—	$110,173,872

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2013 (unaudited)	RS Small Cap Growth
Assets
Investments, at value	$605,314,741
Cash and cash equivalents	752
Receivable for investments sold	2,222,984
Receivable for fund shares subscribed	633,823
Dividends/interest receivable	181,038

Total Assets	608,353,338

Liabilities
Payable for investments purchased	15,119,552
Payable to adviser	476,724
Payable for fund shares redeemed	446,125
Payable to distributor	32,745
Accrued trustees’ fees	8,435
Accrued expenses/other liabilities	267,279

Total Liabilities	16,350,860

Total Net Assets	$592,002,478

Net Assets Consist of:
Paid-in capital	$393,808,798
Accumulated net investment loss	(3,659,093)
Accumulated net realized gain/(loss) from investments and in-kind redemptions	65,411,474
Net unrealized appreciation on investments	136,441,299

Total Net Assets	$592,002,478

Investments, at Cost	$468,873,442

Pricing of Shares
Net Assets:
Class A	$471,373,012
Class C	2,110,040
Class K	1,257,559
Class Y	117,261,867
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	8,303,471
Class C	39,843
Class K	23,134
Class Y	2,021,768
Net Asset Value Per Share:
Class A	$56.77
Class C	52.96
Class K	54.36
Class Y	58.00
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$59.60

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$631,257,551	$69,746,536	$188,951,288	$165,375,564	$110,173,872
412	616	520	383	852
4,966,247	975,292	—	675,870	391,342
13,425,912	48,968	194,464	599,171	202,222
120,952	30,996	73,674	12,970	27,726

649,771,074	70,802,408	189,219,946	166,663,958	110,796,014

21,481,385	835,767	—	2,500,000	2,670,185
445,638	39,270	124,873	133,557	66,107
1,571,664	45,133	90,523	362,975	41,953
31,932	4,942	12,740	11,611	5,759
4,089	897	3,651	2,605	1,361
43,803	27,730	120,678	118,443	53,286

23,578,511	953,739	352,465	3,129,191	2,838,651

$626,192,563	$69,848,669	$188,867,481	$163,534,767	$107,957,363

$537,372,918	$129,606,399	$163,979,388	$111,984,149	$74,473,037
(2,620,185)	(267,607)	(398,113)	(903,595)	(499,975)
5,067,696	(75,947,108)	(16,827,721)	19,979,349	9,045,048
86,372,134	16,456,985	42,113,927	32,474,864	24,939,253

$626,192,563	$69,848,669	$188,867,481	$163,534,767	$107,957,363

$544,885,417	$53,289,551	$146,837,361	$132,900,700	$85,234,619

$303,640,419	$59,597,761	$167,153,801	$119,120,909	$60,975,567
44,417,872	2,671,739	4,541,652	12,397,953	2,235,605
535,978	1,230,281	882,905	1,157,946	5,606,870
277,598,294	6,348,888	16,289,123	30,857,959	39,139,321

7,260,097	3,909,678	10,976,998	6,315,764	2,933,309
1,120,858	187,086	317,691	701,170	137,679
13,652	84,176	59,473	64,224	287,022
6,558,933	409,138	1,058,449	1,598,735	1,874,853

$41.82	$15.24	$15.23	$18.86	$20.79
39.63	14.28	14.30	17.68	16.24
39.26	14.62	14.85	18.03	19.53
42.32	15.52	15.39	19.30	20.88
4.75%	4.75%	4.75%	4.75%	4.75%
$43.91	$16.00	$15.99	$19.80	$21.83

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)	RS Small Cap Growth
Investment Income
Dividends	$629,228
Interest	860
Withholding taxes on foreign dividends	—

Total Investment Income	630,088

Expenses
Investment advisory fees	3,122,342
Distribution fees	701,975
Transfer agent fees	457,728
Shareholder reports	46,045
Administrative service fees	37,226
Registration fees	36,906
Professional fees	36,718
Custodian fees	35,740
Trustees’ fees	15,783
Insurance expense	7,692
Other expenses	5,559

Total Expenses	4,503,714

Less: Fee waiver by adviser	(214,533)

Total Expenses, Net	4,289,181

Net Investment Loss	(3,659,093)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and In-Kind Redemptions
Net realized gain from investments	60,286,893
Net realized gain from in-kind redemptions	41,198,696
Net change in unrealized appreciation/depreciation on investments	32,019,209

Net Gain on Investments and In-Kind Redemptions	133,504,798

Net Increase in Net Assets Resulting from Operations	$129,845,705

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$517,473	$181,514	$607,897	$377,567	$110,650
806	69	167	197	114
—	(890)	(845)	(6,716)	—

518,279	180,693	607,219	371,048	110,764

2,440,531	293,544	622,201	820,623	380,232
488,844	87,425	198,491	220,933	99,625
253,414	51,417	96,640	125,624	50,443
17,759	6,372	11,376	26,773	9,341
23,189	4,064	10,991	9,977	5,807
58,345	26,891	27,723	25,277	27,141
28,564	17,974	21,292	20,459	17,324
29,640	11,740	9,743	16,510	18,635
9,424	1,719	4,620	4,307	2,471
4,097	833	1,312	2,319	1,265
2,795	617	1,746	1,841	1,004

3,356,602	502,596	1,006,135	1,274,643	613,288

(218,138)	(54,296)	(803)	—	(2,549)

3,138,464	448,300	1,005,332	—	610,739

(2,620,185)	(267,607)	(398,113)	(903,595)	(499,975)

13,169,016	7,113,903	14,603,796	22,032,490	9,905,140
2,443,909	—	—	—	—
48,668,701	3,639,625	2,025,077	(3,311,840)	10,323,936

64,281,626	10,753,528	16,628,873	18,720,650	20,229,076

$61,661,441	$10,485,921	$16,230,760	$17,817,055	$19,729,101

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Small Cap Growth

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(3,659,093)	$(5,167,290)
Net realized gain from investments and in-kind redemptions	101,485,589	47,943,826
Net change in unrealized appreciation/depreciation on investments	32,019,209	33,005,680

Net Increase in Net Assets Resulting from Operations	129,845,705	75,782,216

Capital Share Transactions
Proceeds from sales of shares	43,166,719	138,678,842
Cost of shares redeemed	(67,947,379)	(101,756,396)
In-kind redemptions	(131,313,791)	—
Proceeds from shares issued upon reorganization[1]	—	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(156,094,451)	36,922,446

Net Increase/(Decrease) in Net Assets	(26,248,746)	112,704,662

Net Assets
Beginning of period	618,251,224	505,546,562

End of period	$592,002,478	$618,251,224

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(3,659,093)	$—

Other Information:
Shares
Sold	817,641	3,040,833
Redeemed	(1,310,024)	(2,242,762)
In-kind redemptions	(2,321,262)	—
Issued upon merger[1]	—	—

Net Increase/(Decrease)	(2,813,645)	798,071

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013. See Note 8 of the accompanying Notes to Financial Statements.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$(2,620,185)	$(1,329,143)	$(267,607)	$(369,212)	$(398,113)	$(11,824)
15,612,925	3,076,567	7,113,903	6,532,051	14,603,796	9,446,024
48,668,701	24,375,557	3,639,625	1,896,412	2,025,077	4,259,371

61,661,441	26,122,981	10,485,921	8,059,251	16,230,760	13,693,571

376,975,934	255,014,308	7,656,590	14,317,978	10,767,427	8,829,505
(114,892,170)	(80,268,460)	(14,426,064)	(11,452,193)	(34,282,435)	(16,333,584)
(8,570,989)	—	—	—	—	—
—	—	—	—	94,358,747	—

253,512,775	174,745,848	(6,769,474)	2,865,785	70,843,739	(7,504,079)

315,174,216	200,868,829	3,716,447	10,925,036	87,074,499	6,189,492

311,018,347	110,149,518	66,132,222	55,207,186	101,792,982	95,603,490

$626,192,563	$311,018,347	$69,848,669	$66,132,222	$188,867,481	$101,792,982

$(2,620,185)	$—	$(267,607)	$—	$(398,113)	$—

9,510,767	7,292,654	529,755	1,105,025	736,787	670,000
(2,871,814)	(2,349,419)	(1,002,676)	(898,823)	(2,312,064)	(1,234,682)
(205,244)	—	—	—	—	—
—	—	—	—	6,425,370	—

6,433,709	4,943,235	(472,921)	206,202	4,850,093	(564,682)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Technology

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment loss	$(903,595)	$(2,351,921)
Net realized gain from investments	22,032,490	5,527,611
Net change in unrealized appreciation/depreciation on investments	(3,311,840)	13,057,687

Net Increase in Net Assets Resulting from Operations	17,817,055	16,233,377

Distributions to Shareholders
Net realized gain on investments
Class A	—	(6,762,428)
Class C	—	(901,892)
Class K	—	(55,960)
Class Y	—	(1,466,415)

Total Distributions	—	(9,186,695)

Capital Share Transactions
Proceeds from sales of shares	21,566,853	60,513,873
Reinvestment of distributions	(460)	7,882,044
Cost of shares redeemed	(44,083,562)	(110,687,077)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,517,169)	(42,291,160)

Net Increase/(Decrease) in Net Assets	(4,700,114)	(35,244,478)

Net Assets
Beginning of period	168,234,881	203,479,359

End of period	$163,534,767	$168,234,881

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(903,595)	$—

Other Information:
Shares
Sold	1,190,446	3,322,530
Reinvested	(28)	473,445
Redeemed	(2,460,226)	(6,172,750)

Net Decrease	(1,269,808)	(2,376,775)

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$(499,975)	$(904,143)
9,905,140	10,265,886
10,323,936	4,772,245

19,729,101	14,133,988

—	(2,169,697)
—	(94,712)
—	(196,295)
—	(1,303,640)

—	(3,764,344)

8,248,723	16,935,368
(275)	3,694,963
(14,898,425)	(36,587,958)

(6,649,977)	(15,957,627)

13,079,124	(5,587,983)

94,878,239	100,466,222

$107,957,363	$94,878,239

$(499,975)	$—

435,670	983,045
(16)	222,539
(786,623)	(2,168,075)

(350,969)	(962,491)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Six Months Ended 6/30/13[1]	$46.71	$(0.30)[2]	$10.36	$10.06	$—	$—	$—
Year Ended 12/31/12	40.70	(0.43)[2]	6.44	6.01	—	—	—
Year Ended 12/31/11	41.67	(0.48)[2]	(0.53)	(1.01)	—	—	—
Year Ended 12/31/10	32.63	(0.35)[2]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—	—

Class C
Six Months Ended 6/30/13[1]	$43.78	$(0.51)[2]	$9.69	$9.18	$—	$—	$—
Year Ended 12/31/12	38.38	(0.66)[2]	6.06	5.40	—	—	—
Year Ended 12/31/11	39.97	(1.12)[2]	(0.51)	(1.63)	—	—	—
Year Ended 12/31/10	31.66	(0.73)[2]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—	—

Class K
Six Months Ended 6/30/13[1]	$44.85	$(0.42)[2]	$9.93	$9.51	$—	$—	$—
Year Ended 12/31/12	39.29	(0.64)[2]	6.20	5.56	—	—	—
Year Ended 12/31/11	40.47	(0.71)[2]	(0.51)	(1.22)	—	—	—
Year Ended 12/31/10	31.86	(0.53)[2]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—	—

Class Y
Six Months Ended 6/30/13[1]	$47.65	$(0.22)[2]	$10.57	$10.35	$—	$—	$—
Year Ended 12/31/12	41.38	(0.24)[2]	6.51	6.27	—	—	—
Year Ended 12/31/11	42.24	(0.35)[2]	(0.55)	(0.90)	—	—	—
Year Ended 12/31/10	32.93	(0.22)[2]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—	—

See notes to Financial Highlights on pages 84-85.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$56.77	21.54%		$471,373	1.35%	1.42%	(1.16)%	(1.23)%	53%	[6]
—	46.71	14.77%		523,193	1.35%	1.48%	(0.94)%	(1.07)%	106%
0.04	40.70	(2.33)%	[5]	452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[5]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	22.10	(45.61)%		251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%

$—	$52.96	20.97%		$2,110	2.30%	2.37%	(2.11)%	(2.18)%	53%	[6]
—	43.78	14.07%		1,881	1.97%	2.10%	(1.56)%	(1.69)%	106%
0.04	38.38	(3.98)%	[5]	1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[5]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	21.74	(46.40)%		305	3.11%	3.11%	(2.85)%	(2.85)%	159%

$—	$54.36	21.20%		$1,257	1.92%	1.98%	(1.72)%	(1.78)%	53%	[6]
—	44.85	14.15%		1,056	1.88%	2.01%	(1.46)%	(1.59)%	106%
0.04	39.29	(2.92)%	[5]	969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[5]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	21.76	(46.09)%		212	2.40%	2.40%	(2.14)%	(2.14)%	159%

$—	$58.00	21.72%		$117,262	1.04%	1.11%	(0.84)%	(0.91)%	53%	[6]
—	47.65	15.15%		92,121	1.01%	1.14%	(0.52)%	(0.65)%	106%
0.04	41.38	(2.04)%	[5]	51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[5]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	22.23	(45.42)%		6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%

See notes to Financial Highlights on pages 84-85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Six Months Ended 6/30/13[1]	$36.52	$(0.22)[2]	$5.52	$5.30	$—	$—	$—
Year Ended 12/31/12	30.79	(0.25)[2]	5.98	5.73	—	—	—
Year Ended 12/31/11	29.24	(0.33)[2]	1.84	1.51	—	—	—
Year Ended 12/31/10	22.23	(0.24)[2]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08	(0.24)	7.36	7.12	—	—	—
Year Ended 12/31/08	27.43	(0.40)	(11.95)	(12.35)	—	—	—

Class C
Six Months Ended 6/30/13[1]	$34.74	$(0.36)[2]	$5.25	$4.89	$—	$—	$—
Year Ended 12/31/12	29.51	(0.47)[2]	5.70	5.23	—	—	—
Year Ended 12/31/11	28.32	(0.58)[2]	1.73	1.15	—	—	—
Year Ended 12/31/10	21.77	(0.43)[2]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99	(0.16)	6.91	6.75	—	—	—
Year Ended 12/31/08	27.40	(0.24)	(12.17)	(12.41)	—	—	—

Class K
Six Months Ended 6/30/13[1]	$34.43	$(0.36)[2]	$5.19	$4.83	$—	$—	$—
Year Ended 12/31/12	29.30	(0.57)[2]	5.70	5.13	—	—	—
Year Ended 12/31/11	28.02	(0.51)[2]	1.75	1.24	—	—	—
Year Ended 12/31/10	21.47	(0.40)[2]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77	(0.40)	7.07	6.67	—	—	—
Year Ended 12/31/08	27.32	(0.40)	(12.15)	(12.55)	—	—	—

Class Y
Six Months Ended 6/30/13[1]	$36.90	$(0.17)[2]	$5.59	$5.42	$—	$—	$—
Year Ended 12/31/12	31.02	(0.13)[2]	6.01	5.88	—	—	—
Year Ended 12/31/11	29.37	(0.22)[2]	1.83	1.61	—	—	—
Year Ended 12/31/10	22.24[8]	(0.14)[2]	7.27	7.13	—	—	—
Period From 5/1/09[7] to 12/31/09[1]	17.14	(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on pages 84-85.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$41.82	14.51%		$303,641	1.35%	1.44%	(1.14)%	(1.23)%	50%	[6]
—	36.52	18.61%		192,954	1.35%	1.55%	(0.72)%	(0.92)%	112%
0.04	30.79	5.30%	[5]	90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24	31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23	47.41%	[5]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	15.08	(45.02)%		47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%

$—	$39.63	14.08%		$44,418	2.14%	2.23%	(1.92)%	(2.01)%	50%	[6]
—	34.74	17.72%		21,322	2.15%	2.35%	(1.43)%	(1.63)%	112%
0.04	29.51	4.20%	[5]	2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32	30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77	45.23%	[5]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	14.99	(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%

$—	$39.26	14.03%		$536	2.16%	2.25%	(1.94)%	(2.03)%	50%	[6]
—	34.43	17.51%		302	2.31%	2.51%	(1.75)%	(1.95)%	112%
0.04	29.30	4.57%	[5]	170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02	30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47	45.36%	[5]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	14.77	(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%

$—	$42.32	14.69%		$277,598	1.06%	1.15%	(0.84)%	(0.93)%	50%	[6]
—	36.90	18.96%		96,440	1.07%	1.27%	(0.37)%	(0.57)%	112%
0.04	31.02	5.62%	[5]	17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37	32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%

0.03	22.24[8]	29.75%	[5]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on pages 84-85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Six Months Ended 6/30/13[1]	$13.07	$(0.05)[2]	$2.22	$2.17	$—	$—	$—
Year Ended 12/31/12	11.38	(0.08)[2]	1.77	1.69	—	—	—
Year Ended 12/31/11	11.26	(0.09)[2]	0.21	0.12	—	—	—
Year Ended 12/31/10	9.00	(0.06)[2]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)	(0.26)

Class C
Six Months Ended 6/30/13[1]	$12.30	$(0.11)[2]	$2.09	$1.98	$—	$—	$—
Year Ended 12/31/12	10.81	(0.18)[2]	1.67	1.49	—	—	—
Year Ended 12/31/11	10.79	(0.19)[2]	0.21	0.02	—	—	—
Year Ended 12/31/10	8.73	(0.16)[2]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)	(0.26)

Class K
Six Months Ended 6/30/13[1]	$12.56	$(0.09)[2]	$2.15	$2.06	$—	$—	$—
Year Ended 12/31/12	11.00	(0.15)[2]	1.71	1.56	—	—	—
Year Ended 12/31/11	10.94	(0.15)[2]	0.21	0.06	—	—	—
Year Ended 12/31/10	8.80	(0.11)[2]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)	(0.26)

Class Y
Six Months Ended 6/30/13[1]	$13.29	$(0.04)[2]	$2.27	$2.23	$—	$—	$—
Year Ended 12/31/12	11.54	(0.02)[2]	1.77	1.75	—	—	—
Year Ended 12/31/11	11.39	(0.07)[2]	0.22	0.15	—	—	—
Year Ended 12/31/10	9.08	(0.03)[2]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)	(0.26)

See notes to Financial Highlights on pages 84-85.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$15.24	16.60%	$59,598	1.28%	1.44%	(0.75)%	(0.91)%	58%
13.07	14.85%	55,023	1.34%	1.51%	(0.60)%	(0.77)%	110%
11.38	1.07%	50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%

$14.28	16.10%	$2,672	2.18%	2.34%	(1.65)%	(1.81)%	58%
12.30	13.78%	2,071	2.30%	2.47%	(1.52)%	(1.69)%	110%
10.81	0.19%	1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%

$14.62	16.40%	$1,230	1.85%	2.01%	(1.30)%	(1.46)%	58%
12.56	14.18%	797	1.92%	2.09%	(1.18)%	(1.35)%	110%
11.00	0.55%	804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%

$15.52	16.78%	$6,349	1.09%	1.25%	(0.59)%	(0.75)%	58%
13.29	15.16%	8,241	1.07%	1.24%	(0.13)%	(0.30)%	110%
11.54	1.32%	2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%

See notes to Financial Highlights on pages 84-85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Six Months Ended 6/30/13[1]	$13.46	$(0.03)	$1.80	$1.77	$—	$—	$—
Year Ended 12/31/12	11.77	—[9]	1.69	1.69	—	—	—
Year Ended 12/31/11	11.85	(0.05)	(0.04)	(0.09)	—	—	—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)	(0.16)

Class C
Six Months Ended 6/30/13[1]	$12.70	$0.22	$1.38	$1.60	$—	$—	$—
Year Ended 12/31/12	11.20	(0.02)	1.52	1.50	—	—	—
Year Ended 12/31/11	11.44	(0.15)	(0.10)	(0.25)	—	—	—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)	(0.16)

Class K
Six Months Ended 6/30/13[1]	$13.18	$(0.12)	$1.79	$1.67	$—	$—	$—
Year Ended 12/31/12	11.59	(0.16)	1.75	1.59	—	—	—
Year Ended 12/31/11	11.73	(0.21)	0.06	(0.15)	—	—	—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)	(0.16)

Class Y
Six Months Ended 6/30/13[1]	$13.60	$(0.07)	$1.86	$1.79	$—	$—	$—
Year Ended 12/31/12	11.85	(0.05)	1.80	1.75	—	—	—
Year Ended 12/31/11	11.91	(0.02)	(0.05)	(0.07)	—	—	—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)	(0.16)

See notes to Financial Highlights on pages 84-85.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$15.23	13.15%		$167,154	1.29%	1.29%	(0.50)%	(0.50)%	54%
—	13.46	14.36%		95,563	1.37%	1.37%	(0.01)%	(0.01)%	93%
0.01	11.77	(0.68)%	[5]	92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[5]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%

$—	$14.30	12.60%		$4,541	2.06%	2.06%	1.34%	1.34%	54%
—	12.70	13.39%		756	2.32%	2.32%	(0.92)%	(0.92)%	93%
0.01	11.20	(2.10)%	[5]	529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[5]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%

$—	$14.85	12.67%		$883	1.76%	1.85%	(1.21)%	(1.30)%	54%
—	13.18	13.72%		674	1.94%	1.94%	(0.63)%	(0.63)%	93%
0.01	11.59	(1.19)%	[5]	741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[5]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%

$—	$15.39	13.16%		$16,289	0.98%	0.98%	(0.30)%	(0.30)%	54%
—	13.60	14.77%		4,800	1.13%	1.13%	(0.49)%	(0.49)%	93%
0.01	11.85	(0.50)%	[5]	1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[5]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
—	7.98	(43.51)%		823	1.05%	1.05%	0.03%	0.03%	281%

See notes to Financial Highlights on pages 84-85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Technology Fund
Class A
Six Months Ended 6/30/13[1]	$16.95	$(0.10)[2]	$2.01	$1.91	$—	$—	$—
Year Ended 12/31/12	16.54	(0.20)[2]	1.56	1.36	—	(0.95)	(0.95)
Year Ended 12/31/11	19.60	(0.24)[2]	(2.10)	(2.34)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.89	(0.20)[2]	5.58	5.38	—	(0.67)	(0.67)
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)	(0.11)

Class C
Six Months Ended 6/30/13[1]	$15.96	$(0.16)[2]	$1.88	$1.72	$—	$—	$—
Year Ended 12/31/12	15.74	(0.33)[2]	1.50	1.17	—	(0.95)	(0.95)
Year Ended 12/31/11	18.83	(0.36)[2]	(2.01)	(2.37)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.45	(0.33)[2]	5.38	5.05	—	(0.67)	(0.67)
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)	(0.11)

Class K
Six Months Ended 6/30/13[1]	$16.24	$(0.14)[2]	$1.93	$1.79	$—	$—	$—
Year Ended 12/31/12	15.96	(0.28)[2]	1.51	1.23	—	(0.95)	(0.95)
Year Ended 12/31/11	19.06	(0.35)[2]	(2.03)	(2.38)	—	(0.72)	(0.72)
Year Ended 12/31/10	14.59	(0.31)[2]	5.45	5.14	—	(0.67)	(0.67)
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)	(0.11)

Class Y
Six Months Ended 6/30/13[1]	$17.32	$(0.07)[2]	$2.05	$1.98	$—	$—	$—
Year Ended 12/31/12	16.82	(0.15)[2]	1.60	1.45	—	(0.95)	(0.95)
Year Ended 12/31/11	19.86	(0.18)[2]	(2.14)	(2.32)	—	(0.72)	(0.72)
Year Ended 12/31/10	15.04	(0.14)[2]	5.63	5.49	—	(0.67)	(0.67)
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)	(0.11)

See notes to Financial Highlights on pages 84-85.

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$18.86	11.27%	$119,121	1.53%	1.53%	(1.08)%	(1.08)%	67%
16.95	8.30%	123,343	1.59%	1.59%	(1.11)%	(1.11)%	84%
16.54	(11.91)%	156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%

$17.68	10.78%	$12,398	2.37%	2.37%	(1.92)%	(1.92)%	67%
15.96	7.51%	15,660	2.36%	2.36%	(1.88)%	(1.88)%	84%
15.74	(12.56)%	15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%

$18.03	11.02%	$1,158	2.04%	2.04%	(1.59)%	(1.59)%	67%
16.24	7.79%	1,077	2.08%	2.08%	(1.60)%	(1.60)%	84%
15.96	(12.46)%	998	2.16%	2.16%	(1.84)%	(1.84)%	121%
19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%

$19.30	11.43%	$30,858	1.24%	1.24%	(0.79)%	(0.79)%	67%
17.32	8.70%	28,154	1.27%	1.27%	(0.79)%	(0.79)%	84%
16.82	(11.66)%	29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%

See notes to Financial Highlights on pages 84-85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund
Class A
Six Months Ended 6/30/13[1]	$17.12	$(0.10)[2]	$3.77	$3.67	$—	$—	$—
Year Ended 12/31/12	15.54	(0.16)[2]	2.44	2.28	—	(0.70)	—
Year Ended 12/31/11	15.92	(0.17)[2]	(0.23)	(0.40)	—	—	—
Year Ended 12/31/10	12.44	(0.12)[2]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)
Class C
Six Months Ended 6/30/13[1]	$13.43	$(0.14)[2]	$2.95	$2.81	$—	$—	$—
Year Ended 12/31/12	12.43	(0.25)[2]	1.95	1.70	—	(0.70)	—
Year Ended 12/31/11	12.86	(0.26)[2]	(0.19)	(0.45)	—	—	—
Year Ended 12/31/10	10.14	(0.20)[2]	2.92	2.72	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)
Class K
Six Months Ended 6/30/13[1]	$16.12	$(0.12)[2]	$3.53	$3.41	$—	$—	$—
Year Ended 12/31/12	14.70	(0.20)[2]	2.32	2.12	—	(0.70)	—
Year Ended 12/31/11	15.12	(0.21)[2]	(0.23)	(0.44)	—	—	—
Year Ended 12/31/10	11.85	(0.16)[2]	3.43	3.27	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)
Class Y
Six Months Ended 6/30/13[1]	$17.17	$(0.07)[2]	$3.78	$3.71	$—	$—	$—
Year Ended 12/31/12	15.54	(0.12)[2]	2.45	2.33	—	(0.70)	—
Year Ended 12/31/11	15.88	(0.11)[2]	(0.25)	(0.36)	—	—	—
Year Ended 12/31/10	12.40	(0.12)[2]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—
Year Ended 12/31/08	14.18	— [9]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[5]	Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund for 2011 (2.44)%, (4.07)%, (3.02)%, and (2.18)%; for 2009

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$—	$20.79	21.44%		$60,975	1.28%	1.28%	(1.06)%	(1.06)%	51%
(0.70)	—	17.12	14.78%		54,669	1.35%	1.35%	(0.93)%	(0.93)%	98%
—	0.02	15.54	(2.39)%	[5]	55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	—	15.92	27.97%		95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	—	12.44	36.70%		81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	—	9.10	(35.67)%		68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%

$—	$—	$16.24	20.92%		$2,236	2.13%	2.13%	(1.91)%	(1.91)%	51%
(0.70)	—	13.43	13.81%		1,904	2.22%	2.24%	(1.78)%	(1.80)%	98%
—	0.02	12.43	(3.34)%	[5]	1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	—	12.86	26.82%		1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	—	10.14	35.38%		1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	—	7.49	(36.23)%		7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%

$—	$—	$19.53	21.15%		$5,607	1.60%	1.70%	(1.38)%	(1.48)%	51%
(0.70)	—	16.12	14.53%		4,714	1.60%	1.77%	(1.23)%	(1.40)%	98%
—	0.02	14.70	(2.78)%	[5]	9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	—	15.12	27.59%		11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	—	11.85	36.36%		9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	—	8.69	(35.90)%		10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%

$—	$—	$20.88	21.61%		$39,139	0.98%	0.98%	(0.76)%	(0.76)%	51%
(0.70)	—	17.17	15.10%		33,591	1.08%	1.08%	(0.67)%	(0.67)%	98%
—	0.02	15.54	(2.14)%	[5]	32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	—	15.88	28.06%		504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	—	12.40	36.87%		460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	—	9.06	(35.50)%		193	1.02%	1.02%	(0.02)%	(0.02)%	119%

46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund for 2011 5.21%, 4.14%, 4.49%, 5.55%; for 2009 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund for 2011 (0.78)%, (2.18)%, (1.27)% and (0.57)%, for 2009 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)%, (2.26)% for Class A, Class C, Class K and Class Y, respectively.

[6]	Excludes portfolio securities delivered as a result of processing in-kind redemptions.

[7]	Inception date.

[8]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[9]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2013 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

86	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Funds had no securities classified as Level 3.

www.RSinvestments.com	87

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to an exchange-traded security whose price was affected by events occurring after the close of trading on the exchange and, as a result, whose value was determined using a fair valuation method approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Mid Cap Growth Fund
Common Stocks	$—	$(2,005,784)	$2,005,784	$—	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain

88	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

www.RSinvestments.com	89

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A	1.28%
RS Growth Fund	1.49%	*
*	In effect from January 1, 2013 through April 30, 2013.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’

90	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Growth Fund*	1.25%	2.13%	1.72%	0.99%
RS Small Cap Equity Fund	1.35%	2.22%	1.60%	N/A
*	The voluntary expense limitation in effect as of March 25, 2013 was 1.25% for Class A shares, 2.13% for Class C shares, 1.72% for Class K shares, and 0.99% for Class Y shares.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$687,933
	Class C	1.00%	10,128
	Class K	0.65%	3,914
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$327,826
	Class C	1.00%	159,586
	Class K	0.65%	1,432
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$72,189
	Class C	1.00%	11,994
	Class K	0.65%	3,242
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	$171,884
	Class C	1.00%	21,017
	Class K	0.65%	5,590
	Class Y	0.00%	—

www.RSinvestments.com	91

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund		Annual Rate	Distribution Fees
RS Technology Fund	Class A	0.25%	$148,753
	Class C	1.00%	68,579
	Class K	0.65%	3,601
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$72,380
	Class C	1.00%	10,278
	Class K	0.65%	16,967
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2013, PAS informed the Trust it received $1,178,370 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$2,767
RS Select Growth Fund	56,921
RS Mid Cap Growth Fund	2,074
RS Growth Fund	6,062
RS Technology Fund	3,554
RS Small Cap Equity Fund	1,034

92	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$647
RS Select Growth Fund	21,656
RS Mid Cap Growth Fund	762
RS Growth Fund	102
RS Technology Fund	16,039
RS Small Cap Equity Fund	59

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains
RS Technology Fund	$1,875,894	$7,310,801
RS Small Cap Equity Fund	—	3,764,344

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS Small Cap Growth Fund	$(5,617,281)	$5,620,145	$(2,864)
RS Select Growth Fund	(1,329,143)	1,329,143	—
RS Mid Cap Growth Fund	(423,217)	369,212	54,005
RS Growth Fund	(11,824)	11,824	—
RS Technology Fund	(4,395,705)	2,351,921	2,043,784
RS Small Cap Equity Fund	(998,475)	998,475	—

www.RSinvestments.com	93

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Small Cap Equity Fund	$771,310

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$44,523,747
RS Select Growth Fund	4,820,750
RS Mid Cap Growth Fund	6,446,374
RS Growth Fund	9,694,302
RS Small Cap Equity Fund	4,019,079

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2016	2017	Total
RS Small Cap Growth Fund	$—	$27,424,861	$27,424,861
RS Select Growth Fund	—	7,308,308	7,308,308
RS Mid Cap Growth Fund	35,646,503	46,802,596	82,449,099
RS Growth Fund	4,142,467	25,594,363	29,736,830
RS Technology Fund	—	—	—
RS Small Cap Equity Fund	—	—	—

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$5,774,690
RS Select Growth Fund	1,364,738
RS Mid Cap Growth Fund	355,402
RS Growth Fund	974,291
RS Technology Fund	785,328
RS Small Cap Equity Fund	925,714

94	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$470,980,650	$134,334,091	$141,042,870	$(6,708,779)
RS Select Growth Fund	548,412,734	82,844,817	88,759,814	(5,914,997)
RS Mid Cap Growth Fund	53,678,382	16,068,154	16,136,220	(68,066)
RS Growth Fund	147,552,943	41,398,345	41,639,083	(240,738)
RS Technology Fund	133,966,619	31,408,945	33,347,384	(1,938,439)
RS Small Cap Equity Fund	85,845,432	24,328,440	25,370,148	(1,041,708)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	375,432	$19,727,927	1,673,088	$75,164,801
Shares redeemed	(3,273,829)[1]	(180,782,649)[1]	(1,578,421)	(71,491,828)

Net increase/(decrease)	(2,898,397)	$(161,054,722)	94,667	$3,672,973

Class C
Shares sold	4,785	$233,051	23,757	$1,018,677
Shares redeemed	(7,917)	(392,556)	(15,373)	(646,123)

Net increase/(decrease)	(3,132)	$(159,505)	8,384	$372,554

[1]	Includes in-kind redemptions of 2,321,262 shares amounting to $131,313,791 (See Note 7).

www.RSinvestments.com	95

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Small Cap Growth Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	6,005	$292,416	9,705	$428,855
Shares redeemed	(6,411)	(320,203)	(10,811)	(472,069)

Net decrease	(406)	$(27,787)	(1,106)	$(43,214)

Class Y
Shares sold	431,419	$22,913,325	1,334,283	$62,066,509
Shares redeemed	(343,129)	(17,765,762)	(638,157)	(29,146,376)

Net increase	88,290	$5,147,563	696,126	$32,920,133

RS Select Growth Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,151,591	$162,932,012	3,833,521	$133,514,955
Shares redeemed	(2,175,339)[1]	(87,273,559)[1]	(1,479,936)	(50,686,209)

Net increase	1,976,252	$75,658,453	2,353,585	$82,828,746

Class C
Shares sold	564,899	$21,363,006	591,843	$19,681,870
Shares redeemed	(57,886)	(2,182,557)	(54,347)	(1,799,028)

Net increase	507,013	$19,180,449	537,496	$17,882,842

Class K
Shares sold	7,683	$283,879	5,473	$179,312
Shares redeemed	(2,803)	(104,190)	(2,495)	(81,192)

Net increase	4,880	$179,689	2,978	$98,120

Class Y
Shares sold	4,786,594	$192,397,037	2,861,817	$101,638,171
Shares redeemed	(841,030)	(33,902,853)	(812,641)	(27,702,031)

Net increase	3,945,564	$158,494,184	2,049,176	$73,936,140

[1]	Includes in-kind redemptions of 205,244 shares amounting to $8,570,989 (See Note 7).

96	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Mid Cap Growth Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	271,341	$3,929,120	497,024	$6,460,175
Shares redeemed	(572,681)	(8,220,083)	(728,062)	(9,313,191)

Net decrease	(301,340)	$(4,290,963)	(231,038)	$(2,853,016)

Class C
Shares sold	50,827	$709,631	124,501	$1,540,699
Shares redeemed	(32,161)	(448,158)	(65,085)	(785,412)

Net increase	18,666	$261,473	59,416	$755,287

Class K
Shares sold	32,154	$456,610	26,393	$329,527
Shares redeemed	(11,453)	(161,223)	(35,963)	(442,556)

Net increase/(decrease)	20,701	$295,387	(9,570)	$(113,029)

Class Y
Shares sold	175,433	$2,561,229	457,107	$5,987,577
Shares redeemed	(386,381)	(5,596,600)	(69,713)	(911,034)

Net increase/(decrease)	(210,948)	$(3,035,371)	387,394	$5,076,543

RS Growth Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	480,904	$7,028,840	386,756	$4,990,880
Shares redeemed	(782,376)	(11,619,288)	(1,176,714)	(15,578,149)
Shares issued upon reorganization[1]	4,179,658	61,615,671	—	—

Net increase/(decrease)	3,878,186	$57,025,223	(789,958)	$(10,587,269)

Class C
Shares sold	68,641	$943,702	31,819	$402,147
Shares redeemed	(349,955)	(5,108,478)	(19,514)	(239,288)
Shares issued upon reorganization[1]	539,447	7,480,622	—	—

Net increase	258,133	$3,315,846	12,305	$162,859

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013 (See Note 8).

www.RSinvestments.com	97

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Growth Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	20,722	$295,303	13,108	$170,118
Shares redeemed	(305,824)	(4,483,612)	(25,957)	(346,055)
Shares issued upon reorganization[1]	293,470	4,231,873	—	—

Net increase/(decrease)	8,368	$43,564	(12,849)	$(175,937)

Class Y
Shares sold	166,520	$2,499,582	238,317	$3,266,360
Shares redeemed	(873,909)	(13,071,057)	(12,497)	(170,092)
Shares issued upon reorganization[1]	1,412,795	21,030,581	—	—

Net increase	705,406	$10,459,106	225,820	$3,096,268

[1]	RS Capital Appreciation Fund was reorganized into RS Growth Fund on March 25, 2013 (See Note 8).

RS Technology Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	577,867	$10,358,709	1,964,337	$35,983,100
Shares reinvested	(28)	(460)	380,130	6,344,368
Shares redeemed	(1,538,643)	(27,600,927)	(4,550,495)	(81,428,539)

Net decrease	(960,804)	$(17,242,678)	(2,206,028)	$(39,101,071)

Class C
Shares sold	39,923	$671,212	350,115	$6,138,099
Shares reinvested	—	—	37,321	586,684
Shares redeemed	(320,182)	(5,394,632)	(421,296)	(7,265,359)

Net decrease	(280,259)	$(4,723,420)	(33,860)	$(540,576)

Class K
Shares sold	10,920	$187,632	27,255	$478,277
Shares reinvested	—	—	3,500	55,960
Shares redeemed	(12,997)	(223,387)	(26,970)	(475,007)

Net increase/(decrease)	(2,077)	$(35,755)	3,785	$59,230

Class Y
Shares sold	561,736	$10,349,300	980,823	$17,914,397
Shares reinvested	—	—	52,494	895,032
Shares redeemed	(588,404)	(10,864,616)	(1,173,989)	(21,518,172)

Net decrease	(26,668)	$(515,316)	(140,672)	$(2,708,743)

98	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Small Cap Equity Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	125,762	$2,380,998	178,878	$3,109,659
Shares from conversion of Class B shares*	—	—	82,217	1,457,242
Shares reinvested	(16)	(275)	127,518	2,137,207
Shares redeemed	(385,501)	(7,316,886)	(746,582)	(12,837,972)

Net decrease	(259,755)	$(4,936,163)	(357,969)	$(6,133,864)

Class B
Shares sold	—	$—	—	$—
Shares converted to Class A shares*	—	—	(102,253)	(1,457,242)
Shares redeemed	—	—	(6,093)	(83,753)

Net decrease	—	$—	(108,346)	$(1,540,995)

Class C
Shares sold	76	$1,127	18,909	$267,932
Shares reinvested	—	—	7,098	93,337
Shares redeemed	(4,149)	(60,170)	(6,751)	(93,248)

Net increase/(decrease)	(4,073)	$(59,043)	19,256	$268,021

Class K
Shares sold	22,647	$399,226	41,639	$678,480
Shares reinvested	—	—	12,440	196,295
Shares redeemed	(28,146)	(510,373)	(422,429)	(6,660,605)

Net decrease	(5,499)	$(111,147)	(368,350)	$(5,785,830)

Class Y
Shares sold	287,185	$5,467,372	661,402	$11,422,055
Shares reinvested	—	—	75,483	1,268,124
Shares redeemed	(368,827)	(7,010,996)	(883,967)	(15,455,138)

Net decrease	(81,642)	$(1,543,624)	(147,082)	$(2,764,959)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

b. Shareholder Concentration As of June 30, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	39.99%
RS Select Growth Fund	8	70.91%
RS Mid Cap Growth Fund	2	30.73%
RS Growth Fund	2	27.60%
RS Technology Fund	4	38.72%
RS Small Cap Equity Fund	3	59.46%

www.RSinvestments.com	99

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$340,538,878	$369,819,653	*
RS Select Growth Fund	488,418,824	236,526,734	*
RS Mid Cap Growth Fund	39,657,281	46,381,095
RS Growth Fund	82,982,076	106,638,601
RS Technology Fund	108,545,317	135,804,268
RS Small Cap Equity Fund	51,054,684	57,629,498
*	Excludes in-kind redemptions (See Note 7).

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

100	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Mid Cap Growth Fund	$—	$341,170	7	1.41%
RS Growth Fund	—	2,819,833	4	1.41%
RS Technology Fund	—	633,265	7	1.43%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 7 In-Kind Redemptions

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, RS Small Cap Growth Fund and RS Select Growth Fund realized $41,198,696 and $2,443,909, respectively, of net gain attributable to in-kind redemptions.

Note 8 Fund Reorganization

As of the opening of business on March 25, 2013, RS Growth Fund acquired all of the assets and assumed all of the liabilities of RS Capital Appreciation Fund, another series of the Trust, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees on December 12, 2012. The transaction combined two funds, each managed by RS Investments, both having the same portfolio management team and similar investment styles. The reorganization was accomplished by a tax-free exchange of 2,992,715 Class A shares, 368,897 Class C shares, 206,922 Class K shares and 1,020,689 Class Y shares of RS Capital Appreciation Fund for 4,179,658 Class A shares, 539,447 Class C shares, 293,470 Class K shares and 1,412,795 Class Y shares of RS Growth Fund, respectively, on March 25, 2013. RS Capital Appreciation Fund’s net assets on March 25, 2013, $94,358,747, including $17,249,172 of net unrealized appreciation, were combined with those of RS Growth Fund. The aggregate net assets of RS Growth Fund immediately before the reorganization were $110,142,937. The combined net assets of RS Growth Fund immediately following the reorganization were $204,501,684. For financial reporting purposes, assets received and shares issued by RS Growth Fund were recorded at value; however, the cost basis of the investments received from RS Capital Appreciation Fund was carried forward.

www.RSinvestments.com	101

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Assuming the reorganization had been completed on January 1, 2013, RS Growth Fund’s pro forma results of operations for the six months ended June 30, 2013 are as follows:

Net investment loss	$(537,074)
Net gain on investments	$26,123,490
Net increase in net assets resulting from operations	$25,586,416

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RS Capital Appreciation Fund that have been included in RS Growth Fund’s statement of operations since March 25, 2013.

Note 9 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 10 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

102	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	103

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

104	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	105

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of

106	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	107

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

108	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015097 (06/13)

2013 Semiannual Report

All data as of June 30, 2013

RS Value Funds

Class A, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Turbulent markets can make investors nervous. And selecting a manager whose philosophy and approach align with yours isn’t an easy task. We understand what it takes to earn—and keep—that trust, especially in the current environment. That’s why we’re focused on the fundamentals this year:

•	Covering the global equity markets

Today’s investors need managers who offer them the world, and RS Investments’ equity offerings span the global equity markets. Eleven experienced emerging markets investment professionals joined our roster last year and in March our emerging markets team assumed the management of RS Emerging Markets Fund and RS China Fund. We’ve also added investment staff to manage our developed international equity products.

•	Investing with discipline

Our investment analysts and portfolio managers are experts, not generalists. Their knee-deep perspective helps us find opportunities that may have been overlooked by others. We believe that marrying fundamental research and analytical tools helps leverage our investment process.

Staying focused matters

Short-term market swings can be unsettling, but they are a natural part of investing. We’re dedicated to helping our shareholders focus on their long-term investment plans. In fact, history has taught us that opportunity exists even in volatile markets. Our investment strategies are designed with a goal of providing a consistent investment program regardless of market environment. We believe the best way to add value over time is by committing capital to our best investment ideas and ensuring that the risks we take are balanced in every strategy we manage.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

www.RSinvestments.com	3

RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

Small cap value stocks, as measured by the Russell 2000® Value Index,[1] delivered strong positive performance in the first half of 2013, supported by an improving economic outlook and healthy corporate earnings.

•

RS Partners Fund (the “Fund”) outperformed the benchmark Russell 2000® Value Index in the first half of 2013, aided by stock selection in the financial services and producer durables sectors. Stock selection in, and an underweight in the consumer discretionary sector detracted from relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify small cap companies with improving returns on invested capital, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of an enterprise).

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile during the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that it might scale back its accommodative monetary policy if the U.S. economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Overall, domestic equity market indices ended the six-month period with solid gains.

Performance Update

RS Partners Fund (Class A Shares) returned 18.23% for the six months ended June 30, 2013, outperforming the Russell 2000® Value Index, which returned 14.39%.

Portfolio Review

Performance relative to the Russell 2000® Value Index was aided by stock selection in the financial services sector. Investments in this area included MoneyGram International Inc., a payment services company that facilitates global money transfers and bill payments, and Euronet Worldwide Inc., a company that provides money transfers, in addition to managing a network of ATM and point-of-sale payment terminals. Both investments delivered strong performance for the Fund in the first half of 2013.

4	www.RSinvestments.com

RS PARTNERS FUND

The Fund’s relative performance was also supported by positive performance by ValueClick Inc., a provider of technology that supports online advertising, email marketing, and search marketing services.

On a negative note, the Fund’s relative performance was dampened by an investment in eHealth Inc., a provider of online services, such as cost comparison tools and educational materials, to help consumers make informed health insurance choices. In our view, as the nation’s first and largest private health insurance exchange, eHealth Inc. may be well positioned to benefit from the expansion in health insurance under the Affordable Care Act (ACA), even though the company’s business faced some headwinds in the first half of 2013 based on uncertainty over the timing of ACA implementation and after announcing disappointing financial performance for the fourth quarter of 2012.

A difficult market for commodities-related stocks pressured share price performance of New Gold Inc., a mining and exploration company operating in the precious metals markets. Despite recent volatility in global commodities markets, we believe that the long-term outlook for many raw materials companies remains intact, driven primarily by rising marginal costs of supply.

While we held on to the Fund’s investments in eHealth and New Gold Inc., we exited our investment in GameStop Corp., another significant detractor. A retailer of video games and other media, GameStop faced concerns regarding declines in its used game business and due to the fact that traditional video game retailing is losing ground to online gaming and downloads. While we believe the transition to full online gaming is still a number of years away, we decided to liquidate our investment in GameStop given near-term uncertainty for its used game business.

Outlook

We remain cautiously optimistic on the outlook for the U.S. economy, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help mitigate upward pressure on inflation and interest rates, providing a supportive environment for small cap value stocks. We will remain focused on our disciplined stock selection process as we seek out companies that we believe are driving future value creation that is not currently reflected in the stock price.

www.RSinvestments.com	5

RS PARTNERS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

6	www.RSinvestments.com

RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,936,399,632

Top Ten Holdings[3]

Holding	% of Total Net Assets
Integrated Device Technology, Inc.	4.06%
Acxiom Corp.	3.99%
Calpine Corp.	3.48%
Euronet Worldwide, Inc.	3.44%
First Horizon National Corp.	3.23%
AOL, Inc.	3.22%
Questar Corp.	3.18%
StanCorp Financial Group, Inc.	3.16%
Peyto Exploration & Development Corp.	3.04%
Compass Minerals International, Inc.	2.92%
Total	33.72%

Sector Allocation[4]

1

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	7

RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	18.23%	33.10%	18.84%	8.79%	11.62%	12.19%
with maximum sales charge	12.62%	26.77%	16.93%	7.74%	11.08%	11.89%
Class K Shares (10/13/06)	17.98%	32.56%	18.32%	8.33%	—	5.61%
Class Y Shares (5/1/07)	18.41%	33.47%	19.21%	9.09%	—	4.81%
Russell 2000® Value Index[1]	14.39%	24.77%	17.33%	8.59%	9.30%	10.08%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $14,428 (Class K) and $13,364 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.RSinvestments.com

RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•	U.S. mid cap value equity stocks, as measured by the Russell Midcap® Value Index,[1] delivered positive performance in the first half of 2013.

•

RS Value Fund (the “Fund”) outperformed the benchmark Russell Midcap® Value Index for the six-month period ending June 30, 2013. The Fund’s stock selection in the financial services, health care, and technology sectors aided relative performance. Stock selection in the producer durables sector and a relative overweight to materials stocks were the largest detractors from relative performance.

•

The Fund pursues long-term capital appreciation by seeking to identify mid cap companies with improving returns on invested capital. This selection is based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of an enterprise).

Market Overview

Domestic equity markets, as measured by the S&P 500® Index,2 delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile during the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that it might scale back its accommodative monetary policy if the U.S. economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Overall, domestic equity market indices ended the six-month period with solid gains.

Performance Update

RS Value Fund (Class A Shares) returned 17.93% for the six months ended June 30, 2013, outperforming the benchmark Russell Midcap® Value Index, which returned 16.10%.

Portfolio Review

The Fund’s relative performance was aided by stock selection in the health care sector, where the strongest positive contributor was global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott has been able to generate high returns on investment, while maintaining low capital requirements, by acquiring mature products in specialized therapeutic areas. The company focuses its research and development strategy efforts on extending the life cycles of these products in the hopes of lowering overall expenses

www.RSinvestments.com	9

RS VALUE FUND

and reducing downside risk. In May 2013, it was announced that Activis Inc. plans to acquire Warner Chilcott in a stock-for-stock transaction valued at approximately $8.5 billion.

Hanesbrands Inc. was the largest relative contributor in the consumer discretionary sector. Hanesbrands designs, manufactures, and sells a wide range of branded, apparel basics such as T-shirts and socks. We believe that Hanesbrand’s maintains global brand loyalty, a low-cost manufacturing base, and healthy cash flows.

Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software, was another positive contributor. While the stock underperformed late in 2012, due in part to concerns over the lack of a new console upgrade cycle to drive software sales, the stock rebounded strongly in the first half of the year. In our view, this rebound was aided by the company’s robust fourth quarter operating results and also by the continued popularity of its gaming franchises, which provide additional streams of revenue through sales of collectible game pieces.

On a negative note, the Fund’s investment in GameStop Corp. detracted from performance in the first quarter of 2013. A retailer of video games and other media, GameStop faced concerns regarding declines in its used game business and due to the fact that traditional video game retailing is losing ground to online gaming and downloads. While we believe the transition to full online gaming is still a number of years away, we decided to liquidate our investment in GameStop given near-term uncertainty for its used game business.

Iron Mountain Corp. was another detractor. Iron Mountain is one of the largest global providers of storage services for paper, microfilm, audio and video files, and other media. The company’s efforts to transition into a real estate investment trust structure, an investment structure with certain tax-advantages, hit a roadblock when the Internal Revenue Service considered tightening the qualifications for conversion to such a structure. While uncertainty over this process cast a shadow over the company’s stock price, we believe the underlying fundamentals for Iron Mountain’s business remain sound.

Relative performance was also dampened by an investment in Global Payments Inc., one of the world’s largest providers of global payments processing services. The stock traded lower earlier in the year after the company reported disappointing revenue growth.

Outlook

We remain cautiously optimistic on the outlook for the U.S. economy, even though we recognize that government spending cuts and slowing growth abroad could keep the

10	www.RSinvestments.com

RS VALUE FUND

pace of growth relatively modest. We believe that a more moderate economic recovery could help mitigate upward pressure on inflation and interest rates, providing a supportive environment for mid cap value stocks. We will remain focused on our disciplined stock selection process as we seek out companies that we believe are driving future value creation that is not currently reflected in the stock price.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	11

RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,177,563,671

Top Ten Holdings[3]

Holding	% of Total Net Assets
Liberty Interactive Corp., Class A	3.62%
Southwestern Energy Co.	3.61%
Calpine Corp.	3.55%
Iron Mountain, Inc.	3.25%
Concho Resources, Inc.	3.22%
Willis Group Holdings PLC	3.17%
The Interpublic Group of Companies, Inc.	3.12%
Questar Corp.	3.10%
Crown Holdings, Inc.	3.01%
Global Payments, Inc.	2.99%
Total	32.64%

Sector Allocation[4]

1

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	17.93%	31.00%	14.41%	4.31%	10.80%	7.11%
with maximum sales charge	12.34%	24.76%	12.57%	3.29%	10.27%	6.85%
Class C Shares (5/1/07)
without sales charge	17.51%	30.03%	13.56%	3.55%	—	1.37%
with sales charge	16.51%	29.03%	13.56%	3.55%	—	1.37%
Class K Shares (12/4/06)	17.74%	30.50%	13.96%	3.92%	—	3.06%
Class Y Shares (5/1/07)	18.09%	31.31%	14.72%	4.65%	—	2.44%
Russell Midcap® Value Index[1]	16.10%	27.65%	19.53%	8.87%	10.92%	11.08%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $10,877 (Class C), $12,189 (Class K), and $11,604 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	13

RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•	Large cap value stocks, as measured by the Russell 1000® Value Index,[1] delivered positive performance in the first half of 2013.

•

RS Large Cap Alpha Fund (the “Fund”) outperformed both the Russell 1000® Value Index and the S&P 500® Index[2] for the six months ending June 30, 2013. Stock selection in the financial services, health care, consumer discretionary, and energy sectors aided performance relative to the Russell 1000® Value Index. Stock selection within the materials sector as well as a relative overweight to the sector detracted from relative returns.

•

The Fund pursues long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and reward (the future value of an enterprise).

Market Overview

Domestic equity markets, as measured by the S&P 500® Index, delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile during the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that it might scale back its accommodative monetary policy if the U.S. economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Overall, domestic equity market indices ended the six-month period with solid gains.

Performance Update

RS Large Cap Alpha Fund (Class A Shares) returned 18.07% for the six months ended June 30, 2013, outperforming both the benchmark Russell 1000® Value Index, which returned 15.90%, and the S&P 500® Index, which returned 13.82%.

Portfolio Review

The Fund’s performance relative to the Russell 1000® Value Index was assisted by stock selection in the financial services sector, and in particular from an investment in Prudential Financial Inc., one of the largest life insurers in the United States.

Stock selection in the health care sector also aided relative performance, due in part to an investment in global pharmaceuticals company Warner Chilcott PLC. Warner

14	www.RSinvestments.com

RS LARGE CAP ALPHA FUND

Chilcott has been able to generate high returns on investment, while maintaining low capital requirements, by acquiring mature products in specialized therapeutic areas. The company focuses its research and development strategy efforts on extending the life cycles of these products in the hopes of lowering overall expenses and reducing downside risk. In May 2013, it was announced that Activis, Inc. plans to acquire Warner Chilcott in a stock-for-stock transaction valued at approximately $8.5 billion.

Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software, was another positive contributor. While the stock underperformed late in 2012, due in part to concerns over the lack of a new console upgrade cycle to drive software sales, the stock rebounded strongly in the first half of the year. This rebound was aided, in our view, by the company’s robust fourth quarter operating results and also by the continued popularity of its gaming franchises, which provide additional streams of revenue through sales of collectible game pieces.

On a negative note, global economic uncertainty created a challenging environment for several commodities-related holdings. These included Goldcorp Inc., a precious metals mining company, and The Mosaic Company, one of the world’s largest producers of potash and phosphate-based agricultural fertilizers. We continue to invest in companies, such as The Mosaic Company, that we believe are low-cost producers with advantaged assets. Despite the recent difficult environment for commodities-related stocks, we believe that the long-term outlook for many raw materials markets remains intact, driven, in our view, primarily by rising marginal supply costs.

Another detractor, telecommunications hardware provider Motorola Solutions Inc. lost ground in a more cautious environment for enterprise technology spending and government investment.

Outlook

We remain cautiously optimistic on the outlook for the U.S. economy, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help mitigate upward pressure on inflation and interest rates, providing a supportive environment for large cap value stocks. We will remain focused on our disciplined stock selection process as we seek out companies that we believe are driving future value creation that is not currently reflected in the stock price.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

www.RSinvestments.com	15

RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $757,614,734

Top Ten Holdings[3]

Holding	% of Total Net Assets
Occidental Petroleum Corp.	4.72%
Merck & Co., Inc.	3.86%
Southwestern Energy Co.	3.52%
Prudential Financial, Inc.	3.50%
The Mosaic Co.	3.43%
UnitedHealth Group, Inc.	3.40%
Pfizer, Inc.	3.26%
Concho Resources, Inc.	3.15%
Microsoft Corp.	3.10%
News Corp., Class A	3.08%
Total	35.02%

Sector Allocation[4]

1

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

16	www.RSinvestments.com

RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns

Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	18.07%	27.80%	15.11%	6.18%	7.78%	11.80%
with maximum sales charge	12.46%	21.73%	13.25%	5.15%	7.26%	11.66%
Class C Shares (8/7/00)
without sales charge	17.61%	26.79%	14.21%	5.36%	6.81%	-0.18%
with sales charge	16.61%	25.79%	14.21%	5.36%	6.81%	-0.18%
Class K Shares (5/15/01)	17.87%	27.36%	14.68%	5.78%	7.39%	3.51%
Class Y Shares (5/1/07)	18.25%	28.17%	15.45%	6.46%	—	5.45%
Russell 1000® Value Index[1]	15.90%	25.32%	18.51%	6.67%	7.79%	n/a
S&P 500® Index[2]	13.82%	20.60%	18.45%	7.01%	7.30%	10.09%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2013: $19,331 (Class C), $20,395 (Class K), and $13,872 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	17

RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•	The U.S. equity market, as measured by the S&P 500® Index,[1] delivered positive performance in the first half of 2013 against a backdrop of improving U.S. economic growth and healthy corporate profits.

•

RS Investors Fund (the “Fund”) outperformed the benchmark Russell 3000® Value Index[2] for the six-month period ending June 30, 2013, aided by favorable stock selection across most sectors. Stock selection in the health care sector was particularly strong while stock selection in the financials sector detracted slightly from relative performance along with the Fund’s overweight to the underperforming materials sector.

•

The Fund pursues long-term capital appreciation by seeking to identify companies with improving returns on invested capital across the small, mid, and large cap spectrum, based on the investment team’s assessment of both risk (the possibility of permanent capital impairment) and reward (the future value of an enterprise).

Market Overview

Domestic equity markets, as measured by the S&P 500® Index, delivered their strongest first half performance since 1998 as investors welcomed news of healthy corporate profits and strengthening economic activity. Equity performance was particularly strong in the early months of the year, supported by a healthier housing market, but it was more volatile during the second quarter as investors considered the potential impact of automatic government spending cuts and continued weakness in Europe. By the end of the second quarter, after the U.S. Federal Reserve hinted that it might scale back its accommodative monetary policy if the U.S. economy continued to strengthen, investor concerns shifted focus from the economic outlook to prospects for rising interest rates. Overall, domestic equity market indices ended the six-month period with solid gains.

Performance Update

RS Investors Fund (Class A Shares) returned 20.42% for the six months ended June 30, 2013, outperforming the benchmark Russell 3000® Value Index, which returned 15.78%.

Portfolio Review

Stock selection in the health care sector aided the Fund’s relative performance, due in part to an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott has been able to generate high returns on investment, while maintaining low capital requirements, by acquiring mature products in specialized therapeutic areas. The

18	www.RSinvestments.com

RS INVESTORS FUND

company focuses its research and development strategy efforts on extending the life cycles of these products in the hopes of lowering overall expenses and reducing downside risk. In May 2013, it was announced that Activis Inc. plans to acquire Warner Chilcott in a stock-for-stock transaction valued at approximately $8.5 billion.

Another significant positive contributor in the technology sector was Acxiom Corporation, a company that provides technology enabling marketers to personalize consumer experiences and manage target audiences.

Activision Blizzard Inc., a publisher of interactive online and computer-based gaming software, was another positive contributor. While the stock underperformed late in 2012, due in part to concerns over the lack of a new console upgrade cycle to drive software sales, the stock rebounded strongly in the first half of the year. In our view, this rebound was aided by the company’s robust fourth quarter operating results and also by the continued popularity of its gaming franchises, which provide additional streams of revenue through sales of collectible game pieces.

On a negative note, the Fund’s investment in GameStop Corp. detracted from performance in the first quarter of 2013. A retailer of video games and other media, GameStop faced concerns regarding declines in its used game business and due to the fact that traditional video game retailing is losing ground to online gaming and downloads. While we believe the transition to full online gaming is still a number of years away, we decided to liquidate our investment in GameStop given near-term uncertainty for its used game business.

Several financial services sector investments also detracted from the Fund’s relative performance. These included Global Payments Inc., one of the world’s largest providers of global payments processing services, and eHealth Inc., a provider of online services, such as cost comparison tools and educational materials, to help consumers make informed health insurance choices. In our view, as the nation’s first and largest private health insurance exchange, eHealth Inc. may be well positioned to benefit from the expansion in health insurance under the Affordable Care Act (ACA), even though the company’s business faced some headwinds in the first half of 2013 based on uncertainty over the timing of ACA implementation and after announcing disappointing financial performance for the fourth quarter of 2012.

Outlook

We remain cautiously optimistic on the outlook for the U.S. economy, even though we recognize that government spending cuts and slowing growth abroad could keep the pace of growth relatively modest. We believe that a more moderate economic recovery could help mitigate upward pressure on inflation and interest rates, providing a supportive environment for small, mid, and large cap stocks. We will remain focused on

www.RSinvestments.com	19

RS INVESTORS FUND

our disciplined stock selection process as we seek out companies that we believe are driving future value creation that is not currently reflected in the stock price.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

20	www.RSinvestments.com

RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $22,655,841

Top Ten Holdings[3]

Holding	% of Total Net Assets
Acxiom Corp.	4.97%
Integrated Device Technology, Inc.	4.83%
Calpine Corp.	4.48%
PHH Corp.	4.19%
Warner Chilcott PLC, Class A	4.08%
eHealth, Inc.	3.92%
The Mosaic Co.	3.90%
Electronics for Imaging, Inc.	3.75%
Liberty Interactive Corp., Class A	3.56%
Southwestern Energy Co.	3.52%
Total	41.20%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	21

RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	20.42%	34.90%	20.13%	6.12%	6.48%
with maximum sales charge	14.67%	28.56%	18.22%	5.10%	5.80%
Class C Shares (7/24/07)
without sales charge	20.00%	33.86%	19.37%	5.09%	2.59%
with sales charge	19.00%	32.86%	19.37%	5.09%	2.59%
Class K Shares (1/3/07)	20.26%	34.30%	19.74%	5.37%	3.66%
Class Y Shares (5/1/07)	20.64%	35.16%	20.36%	6.20%	3.58%
Russell 3000® Value Index[2]	15.78%	25.28%	18.41%	6.83%	5.43%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $11,641 (Class C), $12,629 (Class K), and $12,420 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

22	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, as measured by the S&P North American Natural Resources Sector IndexTM1 and the MSCI World Commodity Producers Index (Gross),[2] delivered mixed performance in the first half of 2013. The MSCI World Commodity Producers Index declined, while the S&P North American Natural Resources Sector IndexTM generated a positive return despite a sharp sell-off in global commodities markets in the second quarter.

•

RS Global Natural Resources Fund (the “Fund”) underperformed both the benchmark S&P North American Natural Resources Sector IndexTM and the S&P 500® Index[3] in the first half of 2013. The Fund outperformed the MSCI World Commodity Producers Index.

•	The Fund seeks long-term capital appreciation by investing in companies that we believe to be low-cost producers of “advantaged assets.”

Market Overview

Natural resources equity and commodity price markets started out the year on a mixed note. Commodities and commodity-related stocks posted positive returns aided by signs of improving U.S. economic growth and some stabilization in European economies. As a result, commodities shares, as reflected by the S&P North American Natural Resources Sector IndexTM, delivered positive performance in the first quarter of 2013 while the MSCI World Commodity Producers Index was slightly down. However, commodities markets experienced heightened downward volatility in the second quarter, and, as a result, natural resource equities were relatively weak, though they held up better than commodity prices. Natural resource equities with the greatest exposure to energy and oil performed best, while those with greater exposure to materials were down. This weakness in natural resource equities reflects the impact of slowing economic growth in emerging market economies such as China and the impact of a strengthening U.S. dollar.

Performance Update

RS Global Natural Resources Fund (Class A Shares) returned -2.87% for the six months ended June 30, 2013, underperforming a 1.87% return by the benchmark S&P North American Natural Resources Sector IndexTM and a 13.82% return for the S&P 500® Index. The Fund outperformed the -5.90% return by the MSCI World Commodity Producers Index.

Portfolio Review

Despite a challenging backdrop, a number of the Fund’s individual energy-related holdings delivered solid performance, aiding the Fund’s performance relative to the

www.RSinvestments.com	23

Investment Style:

Natural Resources Sector

RS GLOBAL NATURAL RESOURCES FUND

benchmark S&P North American Natural Resources Sector IndexTM. One of the Fund’s top-performing investments was Peyto Exploration & Development Corp., an independent oil and gas company focused on the Deep Basin in Alberta, British Columbia. The company has recently benefited from a resurgence in natural gas prices, surging production, and reduced competition as many other producers exited the market during a recent difficult period for the natural gas market.

Relative performance also benefited from several investments with natural gas shale reserve projects located in the Marcellus Shale of Pennsylvania. These investments included oil and natural gas producer Cabot Oil & Gas Corp. and exploration and production company EQT Corp. We believe that both companies benefit from their low-cost structures.

On a negative note, relative performance was dampened by Tullow Oil PLC, an oil exploration and production company focused on African reserves.

Prospects for slowing Chinese economic growth and investment also created a difficult environment for several materials holdings. These included Antofagasta PLC, a Chilean copper mining company, and First Quantum Minerals Ltd., a mining and exploration company with interests in gold, copper, and other minerals mining. Both holdings were detractors from the Fund’s relative performance in the first half of 2013. While we acknowledge near-term uncertainty in the materials sector, we continue to believe that limited spare capacity and rising marginal supply costs spur favorable long-term fundamentals for advantaged raw materials producers.

Outlook

Going forward, we believe that the demand backdrop remains mixed, with modest improvements in the U.S. economy being offset by both the need to reduce leverage in many countries and increased concerns about slowing economic growth in China. We remain confident in our belief that the longer-term outlook for commodities is positive, driven primarily by limited spare capacity and rising marginal costs of supply. Thus, while commodity prices may continue to be volatile, we believe that these short-term price movements provide patient, long-term investors with opportunities to deploy capital at very attractive prices relative to asset values. By investing in such companies at attractive price points, we believe that we will be able to provide shareholders with the long-term benefits of investing in natural resources companies while also mitigating some of the associated risks.

24	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	25

RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $4,542,771,840

Top Ten Holdings[4]

Holding	% of Total Net Assets
Peyto Exploration & Development Corp.	4.46%
Concho Resources, Inc.	4.30%
Southwestern Energy Co.	4.27%
Goldcorp, Inc.	4.27%
Turquoise Hill Resources Ltd.	4.00%
First Quantum Minerals Ltd.	3.98%
Denbury Resources, Inc.	3.94%
Iluka Resources Ltd.	3.88%
Antofagasta PLC	3.86%
Oil Search Ltd.	3.82%
Total	40.78%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

26	www.RSinvestments.com

RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-2.87%	2.29%	7.91%	-3.64%	12.41%	9.81%
with maximum sales charge	-7.49%	-2.57%	6.18%	-4.57%	11.87%	9.51%
Class C Shares (5/1/07)
without sales charge	-3.23%	1.55%	7.13%	-4.38%	—	0.79%
with sales charge	-4.20%	0.55%	7.13%	-4.38%	—	0.79%
Class K Shares (12/4/06)	-3.06%	1.94%	7.49%	-4.08%	—	2.34%
Class Y Shares (5/1/07)	-2.71%	2.67%	8.29%	-3.30%	—	1.92%
S&P North American Natural Resources Sector IndexTM[1]	1.87%	10.63%	9.64%	-3.82%	11.87%	n/a
MSCI World Commodity Producers Index[2]	-5.90%	1.06%	6.52%	-6.04%	10.50%	n/a
S&P 500® Index[3]	13.82%	20.60%	18.45%	7.01%	7.30%	7.77%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector IndexTM, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2013: $10,494 (Class C), $11,638 (Class K), and $11,245 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	27

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

28	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS Partners Fund	Class A	$1,000.00	$1,182.30	$7.79	1.44%
	Class K	$1,000.00	$1,179.80	$10.05	1.86%
	Class Y	$1,000.00	$1,184.10	$6.28	1.16%
RS Value Fund	Class A	$1,000.00	$1,179.30	$6.92	1.28%
	Class C	$1,000.00	$1,175.10	$10.95	2.03%
	Class K	$1,000.00	$1,177.40	$9.07	1.68%
	Class Y	$1,000.00	$1,180.90	$5.57	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,180.70	$5.03	0.93%
	Class C	$1,000.00	$1,176.10	$9.28	1.72%
	Class K	$1,000.00	$1,178.70	$7.08	1.31%
	Class Y	$1,000.00	$1,182.50	$3.41	0.63%
RS Investors Fund	Class A	$1,000.00	$1,204.20	$7.10	1.30%
	Class C	$1,000.00	$1,200.00	$11.18	2.05%
	Class K	$1,000.00	$1,202.60	$9.28	1.70%
	Class Y	$1,000.00	$1,206.40	$5.74	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$971.30	$7.09	1.45%
	Class C	$1,000.00	$967.70	$10.73	2.20%
	Class K	$1,000.00	$969.40	$8.84	1.81%
	Class Y	$1,000.00	$972.90	$5.43	1.11%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.65	$7.20	1.44%
	Class K	$1,000.00	$1,015.57	$9.30	1.86%
	Class Y	$1,000.00	$1,019.04	$5.81	1.16%
RS Value Fund	Class A	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,014.73	$10.14	2.03%
	Class K	$1,000.00	$1,016.46	$8.40	1.68%
	Class Y	$1,000.00	$1,019.69	$5.16	1.03%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.18	$4.66	0.93%
	Class C	$1,000.00	$1,016.27	$8.60	1.72%
	Class K	$1,000.00	$1,018.30	$6.56	1.31%
	Class Y	$1,000.00	$1,021.67	$3.16	0.63%
RS Investors Fund	Class A	$1,000.00	$1,018.35	$6.51	1.30%
	Class C	$1,000.00	$1,014.63	$10.24	2.05%
	Class K	$1,000.00	$1,016.36	$8.50	1.70%
	Class Y	$1,000.00	$1,019.59	$5.26	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.60	$7.25	1.45%
	Class C	$1,000.00	$1,013.88	$10.99	2.20%
	Class K	$1,000.00	$1,015.82	$9.05	1.81%
	Class Y	$1,000.00	$1,019.29	$5.56	1.11%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2013

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 95.1%
Advertising Agencies – 1.2%
Aimia, Inc.	CAD	1,560,120	$23,349,138

			23,349,138
Air Transport – 1.7%
Bristow Group, Inc.		501,090	32,731,199

			32,731,199
Auto Parts – 2.1%
Dana Holding Corp.		2,092,489	40,301,338

			40,301,338
Banks: Diversified – 6.4%
Associated Banc-Corp.		2,846,311	44,260,136
First Horizon National Corp.		5,588,005	62,585,656
FirstMerit Corp.		699,700	14,014,991
Hancock Holding Co.		137,800	4,143,646

			125,004,429
Banks: Savings, Thrift & Mortgage Lending – 0.8%
First Niagara Financial Group, Inc.		1,517,988	15,286,139

			15,286,139
Commercial Services: Rental & Leasing – 1.7%
PHH Corp.(1)		1,606,125	32,732,828

			32,732,828
Computer Services, Software & Systems – 8.7%
Acxiom Corp.(1)		3,404,898	77,223,087
AOL, Inc.(1)		1,708,783	62,336,404
DST Systems, Inc.		445,158	29,082,172

			168,641,663
Consumer Lending – 2.4%
MoneyGram International, Inc.(1)		2,025,405	45,875,423

			45,875,423
Containers & Packaging – 1.0%
Sealed Air Corp.		857,800	20,544,310

			20,544,310
Cosmetics – 1.3%
Elizabeth Arden, Inc.(1)		550,894	24,828,793

			24,828,793
Diversified Financial Services – 1.2%
LPL Financial Holdings, Inc.		603,100	22,773,056

			22,773,056

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2013 (unaudited)	Shares	Value
Diversified Manufacturing Operations – 1.3%
ITT Corp.	868,800	$25,551,408

		25,551,408
Diversified Materials & Processing – 1.5%
CLARCOR, Inc.	562,070	29,345,675

		29,345,675
Electronic Entertainment – 1.3%
Dolby Laboratories, Inc., Class A	785,589	26,277,952

		26,277,952
Financial Data & Systems – 4.7%
Euronet Worldwide, Inc.(1)	2,092,861	66,678,551
Global Payments, Inc.	514,300	23,822,376

		90,500,927
Foods – 1.6%
Hillshire Brands Co.	931,160	30,802,773

		30,802,773
Health Care Facilities – 0.4%
VCA Antech, Inc.(1)	280,528	7,318,976

		7,318,976
Health Care Management Services – 1.7%
Magellan Health Services, Inc.(1)	589,583	33,063,815

		33,063,815
Health Care Services – 1.5%
Allscripts Healthcare Solutions, Inc.(1)	2,196,932	28,428,300

		28,428,300
Household Equipment & Products – 1.2%
Tupperware Brands Corp.	290,273	22,551,309

		22,551,309
Insurance: Life – 6.1%
StanCorp Financial Group, Inc.	1,238,523	61,195,421
Torchmark Corp.	866,376	56,435,733

		117,631,154
Insurance: Multi-Line – 1.7%
eHealth, Inc.(1)(2)	1,433,925	32,578,776

		32,578,776
Insurance: Property-Casualty – 2.9%
Endurance Specialty Holdings Ltd.	430,500	22,149,225
First American Financial Corp.	1,514,394	33,377,244

		55,526,469

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Medical Services – 0.5%
Covance, Inc.(1)		124,400	$9,471,816

			9,471,816
Metal Fabricating – 1.4%
MRC Global, Inc.(1)		1,015,267	28,041,675

			28,041,675
Metals & Minerals: Diversified – 2.9%
Compass Minerals International, Inc.		669,023	56,552,514

			56,552,514
Office Supplies & Equipment – 5.1%
Avery Dennison Corp.		1,173,784	50,191,004
Electronics for Imaging, Inc.(1)		1,700,383	48,103,835

			98,294,839
Oil: Crude Producers – 8.6%
Bonavista Energy Corp.	CAD	1,544,600	20,047,342
Laredo Petroleum Holdings, Inc.(1)		2,289,843	47,079,172
Peyto Exploration & Development Corp.	CAD	2,036,875	58,877,056
Rosetta Resources, Inc.(1)		973,790	41,405,551

			167,409,121
Pharmaceuticals – 1.3%
Impax Laboratories, Inc.(1)		1,247,769	24,892,992

			24,892,992
Precious Metals & Minerals – 2.2%
Horsehead Holding Corp.(1)		1,935,400	24,792,474
New Gold, Inc.(1)		2,809,593	18,037,587

			42,830,061
Real Estate – 0.7%
Jones Lang LaSalle, Inc.		152,602	13,908,146

			13,908,146
Scientific Instruments: Pollution Control – 2.1%
Waste Connections, Inc.		998,474	41,077,220

			41,077,220
Securities Brokerage & Services – 2.8%
CBOE Holdings, Inc.		261,651	12,203,403
E*TRADE Financial Corp.(1)		1,081,800	13,695,588
Interactive Brokers Group, Inc., Class A		1,804,400	28,816,268

			54,715,259
Semiconductors & Components – 4.0%
Integrated Device Technology, Inc.(1)(2)		9,902,825	78,628,430

			78,628,430

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2013 (unaudited)	Shares	Value
Shipping – 2.4%
Huntington Ingalls Industries, Inc.	810,457	$45,774,611

		45,774,611
Utilities: Gas Distributors – 3.2%
Questar Corp.	2,584,800	61,647,480

		61,647,480
Utilities: Miscellaneous – 3.5%
Calpine Corp.(1)	3,171,560	67,332,219

		67,332,219
Total Common Stocks (Cost $1,376,928,919)		1,842,222,233

	Principal Amount	Value
Repurchase Agreements – 6.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $125,867,105, due 7/1/2013(3)	$125,867,000	125,867,000
Total Repurchase Agreements (Cost $125,867,000)		125,867,000
Total Investments - 101.6% (Cost $1,502,795,919)		1,968,089,233
Other Liabilities, Net - (1.6)%		(31,689,601)
Total Net Assets - 100.0%		$1,936,399,632

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$66,890,776

U.S. Treasury Bond	2.75%	8/15/2042	43,568,044

U.S. Treasury Bond	2.75%	11/15/2042	17,931,225

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$1,842,222,233	$—	$—	$1,842,222,233

Repurchase Agreements	—	125,867,000	—	125,867,000

Total	$1,842,222,233	$125,867,000	$—	$1,968,089,233

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 97.3%
Advertising Agencies – 3.1%
The Interpublic Group of Companies, Inc.	2,528,715	$36,792,803

		36,792,803
Auto Parts – 2.7%
TRW Automotive Holdings Corp.(1)	487,063	32,360,466

		32,360,466
Back Office Support, HR and Consulting – 3.3%
Iron Mountain, Inc.	1,439,176	38,296,473

		38,296,473
Banks: Diversified – 6.3%
Comerica, Inc.	523,100	20,835,073
First Horizon National Corp.	1,164,105	13,037,976
KeyCorp	3,017,270	33,310,661
Zions Bancorporation	246,700	7,124,696

		74,308,406
Biotechnology – 1.5%
Charles River Laboratories International, Inc.(1)	430,500	17,663,415

		17,663,415
Building Materials – 3.0%
Martin Marietta Materials, Inc.	224,564	22,101,589
Owens Corning(1)	340,400	13,302,832

		35,404,421
Chemicals: Diversified – 2.2%
FMC Corp.	429,001	26,194,801

		26,194,801
Chemicals: Specialty – 2.4%
International Flavors & Fragrances, Inc.	379,443	28,518,936

		28,518,936
Computer Services, Software & Systems – 6.4%
AOL, Inc.(1)	607,167	22,149,452
Symantec Corp.	1,558,200	35,012,754
Yahoo! Inc.(1)	722,200	18,134,442

		75,296,648
Containers & Packaging – 3.0%
Crown Holdings, Inc.(1)	861,259	35,423,583

		35,423,583
Diversified Financial Services – 2.1%
Ameriprise Financial, Inc.	312,742	25,294,573

		25,294,573

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Diversified Retail – 6.7%
Dollar Tree, Inc.(1)		344,200	$17,499,128
Family Dollar Stores, Inc.		311,903	19,434,676
Liberty Interactive Corp., Class A(1)		1,850,077	42,570,272

			79,504,076
Drug & Grocery Store Chains – 2.3%
GNC Holdings, Inc., Class A		607,270	26,847,407

			26,847,407
Electronic Entertainment – 3.0%
Activision Blizzard, Inc.		848,512	12,099,781
Dolby Laboratories, Inc., Class A		682,980	22,845,681

			34,945,462
Fertilizers – 2.0%
The Mosaic Co.		429,763	23,125,547

			23,125,547
Financial Data & Systems – 5.2%
Fidelity National Information Services, Inc.		315,232	13,504,539
Global Payments, Inc.		759,991	35,202,783
Western Union Co.		742,400	12,702,464

			61,409,786
Home Building – 1.1%
NVR, Inc.(1)		14,700	13,553,400

			13,553,400
Insurance: Multi-Line – 3.9%
ING US, Inc.(1)		333,035	9,011,927
Willis Group Holdings PLC		915,877	37,349,464

			46,361,391
Insurance: Property-Casualty – 4.3%
Fidelity National Financial, Inc., Class A		970,704	23,112,462
XL Group PLC		911,661	27,641,562

			50,754,024
Machinery: Engines – 1.0%
Cummins, Inc.		105,500	11,442,530

			11,442,530
Oil: Crude Producers – 11.2%
ARC Resources Ltd.	CAD	980,290	25,660,724
Concho Resources, Inc.(1)		452,964	37,922,146
Denbury Resources, Inc.(1)		1,515,098	26,241,497
Southwestern Energy Co.(1)		1,163,222	42,492,500

			132,316,867

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

June 30, 2013 (unaudited)	Shares	Value
Pharmaceuticals – 6.8%
Cardinal Health, Inc.	549,018	$25,913,649
Warner Chilcott PLC, Class A	1,684,384	33,485,554
Zoetis, Inc.	655,510	20,248,704

		79,647,907
Real Estate – 1.5%
CBRE Group, Inc. Class A(1)	769,183	17,968,115

		17,968,115
Real Estate Investment Trusts – 0.9%
American Campus Communities, Inc.	249,511	10,145,117

		10,145,117
Scientific Instruments: Control & Filter – 1.2%
Parker Hannifin Corp.	146,497	13,975,814

		13,975,814
Scientific Instruments: Pollution Control – 1.1%
Waste Connections, Inc.	304,678	12,534,453

		12,534,453
Securities Brokerage & Services – 0.8%
TD Ameritrade Holding Corp.	379,400	9,215,626

		9,215,626
Textiles, Apparel & Shoes – 1.6%
Hanesbrands, Inc.	360,700	18,547,194

		18,547,194
Utilities: Gas Distributors – 3.1%
Questar Corp.	1,529,432	36,476,953

		36,476,953
Utilities: Miscellaneous – 3.6%
Calpine Corp.(1)	1,971,022	41,844,797

		41,844,797
Total Common Stocks (Cost $919,791,852)		1,146,170,991

	Principal Amount	Value
Repurchase Agreements – 3.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $39,890,033, due 7/1/2013(2)	$39,890,000	39,890,000
Total Repurchase Agreements (Cost $39,890,000)		39,890,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS VALUE FUND

June 30, 2013 (unaudited)	Value
Total Investments - 100.7% (Cost $959,681,852)	$1,186,060,991
Other Liabilities, Net - (0.7)%	(8,497,320)
Total Net Assets - 100.0%	$1,177,563,671

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$40,691,788

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$1,146,170,991	$—	$—	$1,146,170,991

Repurchase Agreements	—	39,890,000	—	39,890,000

Total	$1,146,170,991	$39,890,000	$—	$1,186,060,991

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 98.3%
Advertising Agencies – 1.3%
The Interpublic Group of Companies, Inc.	668,900	$9,732,495

		9,732,495
Aerospace – 2.6%
Lockheed Martin Corp.	181,172	19,649,915

		19,649,915
Asset Management & Custodian – 1.4%
State Street Corp.	162,513	10,597,473

		10,597,473
Automobiles – 0.6%
General Motors Co.(1)	134,400	4,476,864

		4,476,864
Banks: Diversified – 6.6%
Comerica, Inc.	215,727	8,592,406
Fifth Third Bancorp	442,000	7,978,100
KeyCorp	1,491,400	16,465,056
PNC Financial Services Group, Inc.	119,200	8,692,064
Wells Fargo & Co.	201,800	8,328,286

		50,055,912
Cable Television Services – 3.0%
DIRECTV(1)	366,900	22,608,378

		22,608,378
Chemicals: Specialty – 2.0%
Praxair, Inc.	132,554	15,264,919

		15,264,919
Computer Services, Software & Systems – 8.0%
Microsoft Corp.	680,900	23,511,477
Symantec Corp.	820,700	18,441,129
Yahoo! Inc.(1)	749,300	18,814,923

		60,767,529
Diversified Financial Services – 2.5%
Capital One Financial Corp.	126,489	7,944,774
JPMorgan Chase & Co.	215,100	11,355,129

		19,299,903
Diversified Manufacturing Operations – 0.8%
Honeywell International, Inc.	72,353	5,740,487

		5,740,487
Diversified Media – 3.1%
News Corp., Class A	715,375	23,321,225

		23,321,225

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2013 (unaudited)	Shares	Value
Diversified Retail – 5.9%
Dollar General Corp.(1)	422,900	$21,326,847
Liberty Interactive Corp., Class A(1)	1,012,921	23,307,312

		44,634,159
Drug & Grocery Store Chains – 2.3%
CVS Caremark Corp.	304,125	17,389,867

		17,389,867
Electronic Entertainment – 1.0%
Activision Blizzard, Inc.	542,488	7,735,879

		7,735,879
Fertilizers – 3.4%
The Mosaic Co.	482,618	25,969,675

		25,969,675
Financial Data & Systems – 5.1%
Fidelity National Information Services, Inc.	193,450	8,287,398
Thomson Reuters Corp.	586,151	19,090,938
Western Union Co.	683,400	11,692,974

		39,071,310
Foods – 5.0%
Kellogg Co.	241,900	15,537,237
Mondelez International, Inc., Class A	781,900	22,307,607

		37,844,844
Health Care Management Services – 3.4%
UnitedHealth Group, Inc.	393,822	25,787,465

		25,787,465
Insurance: Life – 5.6%
Aflac, Inc.	270,600	15,727,272
Prudential Financial, Inc.	363,000	26,509,890

		42,237,162
Insurance: Property-Casualty – 2.5%
The Allstate Corp.	400,700	19,281,684

		19,281,684
Machinery: Engines – 1.3%
Cummins, Inc.	88,200	9,566,172

		9,566,172
Oil Well Equipment & Services – 1.0%
Schlumberger Ltd.	109,305	7,832,796

		7,832,796
Oil: Crude Producers – 11.4%
Concho Resources, Inc.(1)	285,049	23,864,302
Occidental Petroleum Corp.	400,780	35,761,600

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

June 30, 2013 (unaudited)	Shares	Value
Oil: Crude Producers (continued)
Southwestern Energy Co.(1)	730,593	$26,688,562

		86,314,464
Pharmaceuticals – 12.2%
Cardinal Health, Inc.	173,000	8,165,600
Merck & Co., Inc.	630,204	29,272,976
Pfizer, Inc.	881,705	24,696,557
Warner Chilcott PLC, Class A	1,028,757	20,451,689
Zoetis, Inc.	315,340	9,740,844

		92,327,666
Precious Metals & Minerals – 2.4%
Goldcorp, Inc.	725,451	17,940,403

		17,940,403
Scientific Instruments: Control & Filter – 1.7%
Parker Hannifin Corp.	132,900	12,678,660

		12,678,660
Securities Brokerage & Services – 2.2%
CME Group, Inc.	112,051	8,513,635
The Charles Schwab Corp.	395,700	8,400,711

		16,914,346
Total Common Stocks (Cost $633,616,503)		745,041,652

	Principal Amount	Value
Repurchase Agreements – 2.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $17,066,014, due 7/1/2013(2)	$17,066,000	17,066,000
Total Repurchase Agreements (Cost $17,066,000)		17,066,000
Total Investments - 100.6% (Cost $650,682,503)		762,107,652
Other Liabilities, Net - (0.6)%		(4,492,918)
Total Net Assets - 100.0%		$757,614,734

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$17,411,824

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$745,041,652	$—	$—	$745,041,652

Repurchase Agreements	—	17,066,000	—	17,066,000

Total	$745,041,652	$17,066,000	$—	$762,107,652

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 95.6%
Banks: Diversified – 5.1%
Comerica, Inc.	11,400	$454,062
KeyCorp	63,000	695,520

		1,149,582
Building Materials – 1.9%
Martin Marietta Materials, Inc.	4,428	435,804

		435,804
Cable Television Services – 3.4%
DIRECTV(1)	12,600	776,412

		776,412
Commercial Services: Rental & Leasing – 4.2%
PHH Corp.(1)	46,570	949,096

		949,096
Computer Services, Software & Systems – 5.0%
Acxiom Corp.(1)	49,600	1,124,928

		1,124,928
Cosmetics – 2.9%
Elizabeth Arden, Inc.(1)	14,400	649,008

		649,008
Diversified Retail – 6.5%
Dollar General Corp.(1)	13,000	655,590
Liberty Interactive Corp., Class A(1)	35,100	807,651

		1,463,241
Fertilizers – 3.9%
The Mosaic Co.	16,400	882,484

		882,484
Financial Data & Systems – 8.4%
Euronet Worldwide, Inc.(1)	21,000	669,060
Global Payments, Inc.	16,700	773,544
Thomson Reuters Corp.	13,800	449,466

		1,892,070
Health Care Management Services – 2.9%
UnitedHealth Group, Inc.	10,100	661,348

		661,348
Insurance: Multi-Line – 6.8%
eHealth, Inc.(1)	39,100	888,352
Willis Group Holdings PLC	16,113	657,088

		1,545,440

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Insurance: Property-Casualty – 1.4%
First American Financial Corp.		14,700	$323,988

			323,988
Metals & Minerals: Diversified – 2.9%
Compass Minerals International, Inc.		7,894	667,280

			667,280
Office Supplies & Equipment – 3.7%
Electronics for Imaging, Inc.(1)		30,000	848,700

			848,700
Oil: Crude Producers – 12.3%
Concho Resources, Inc.(1)		7,863	658,290
Occidental Petroleum Corp.		7,400	660,302
Peyto Exploration & Development Corp.	CAD	23,500	679,281
Southwestern Energy Co.(1)		21,831	797,487

			2,795,360
Pharmaceuticals – 9.2%
Impax Laboratories, Inc.(1)		24,500	488,775
Merck & Co., Inc.		14,200	659,590
Warner Chilcott PLC, Class A		46,500	924,420

			2,072,785
Securities Brokerage & Services – 2.9%
Interactive Brokers Group, Inc., Class A		40,900	653,173

			653,173
Semiconductors & Components – 4.8%
Integrated Device Technology, Inc.(1)		137,821	1,094,299

			1,094,299
Shipping – 2.9%
Huntington Ingalls Industries, Inc.		11,800	666,464

			666,464
Utilities: Miscellaneous – 4.5%
Calpine Corp.(1)		47,783	1,014,433

			1,014,433
Total Common Stocks (Cost $18,304,522)			21,665,895

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 5.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $1,288,001, due 7/1/2013(2)	$1,288,000	$1,288,000
Total Repurchase Agreements (Cost $1,288,000)		1,288,000
Total Investments - 101.3% (Cost $19,592,522)		22,953,895
Other Liabilities, Net - (1.3)%		(298,054)
Total Net Assets - 100.0%		$22,655,841

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	2.75%	11/15/2042	$1,317,713

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$21,665,895	$—	$—	$21,665,895

Repurchase Agreements	—	1,288,000	—	1,288,000

Total	$21,665,895	$1,288,000	$—	$22,953,895

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 95.2%
Building Materials – 1.9%
Martin Marietta Materials, Inc.		870,004	$85,625,794

			85,625,794
Chemicals: Diversified – 2.0%
FMC Corp.		1,499,286	91,546,403

			91,546,403
Coal – 0.1%
New Hope Corp. Ltd.	AUD	1,717,725	5,602,117

			5,602,117
Copper – 12.8%
Antofagasta PLC	GBP	14,436,417	175,259,315
First Quantum Minerals Ltd.	CAD	12,186,600	180,765,389
Taseko Mines Ltd.(1)(2)		23,960,835	45,046,370
Turquoise Hill Resources Ltd.(1)		30,662,673	181,829,651

			582,900,725
Fertilizers – 6.8%
Sociedad Quimica y Minera de Chile S.A., ADR		3,559,200	143,791,680
The Mosaic Co.		3,033,043	163,208,044

			306,999,724
Gas Pipeline – 2.0%
EQT Corp.		1,137,449	90,279,327

			90,279,327
Metals & Minerals: Diversified – 10.6%
Compass Minerals International, Inc.		1,601,765	135,397,195
HudBay Minerals, Inc.(2)		9,888,981	65,267,275
Iluka Resources Ltd.	AUD	19,539,551	176,412,106
Mineral Resources Ltd.(2)	AUD	13,728,210	102,906,885

			479,983,461
Oil: Crude Producers – 49.3%
ARC Resources Ltd.	CAD	4,994,087	130,728,549
Bonavista Energy Corp.	CAD	3,800,200	49,322,744
Cabot Oil & Gas Corp.		1,914,002	135,932,422
Concho Resources, Inc.(1)		2,331,713	195,211,012
Denbury Resources, Inc.(1)		10,330,751	178,928,607
EOG Resources, Inc.		377,400	49,696,032
Kosmos Energy Ltd.(1)		6,758,667	68,668,057
Laredo Petroleum Holdings, Inc.(1)		5,457,578	112,207,804
Occidental Petroleum Corp.		1,771,614	158,081,117
Oil Search Ltd.	AUD	24,684,109	173,328,121

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

June 30, 2013 (unaudited)	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Ophir Energy PLC(1)(3)	GBP	8,459,099	$45,712,257
Ophir Energy PLC(1)	GBP	15,139,015	81,809,958
Painted Pony Petroleum Ltd.(1)(2)	CAD	2,606,400	21,015,757
Painted Pony Petroleum Ltd.(1)(2)(3)(4)	CAD	2,681,890	21,624,444
Peyto Exploration & Development Corp.	CAD	7,004,260	202,462,208
Range Resources Corp.		1,689,861	130,660,053
Rosetta Resources, Inc.(1)		3,047,706	129,588,459
Salamander Energy PLC(1)(2)(3)	GBP	9,275,641	20,239,560
Salamander Energy PLC(1)(2)	GBP	14,714,018	32,106,164
Southwestern Energy Co.(1)		5,313,889	194,116,365
Tullow Oil PLC	GBP	7,011,525	107,104,403

			2,238,544,093
Precious Metals & Minerals – 6.2%
Goldcorp, Inc.		7,841,733	193,926,057
New Gold, Inc.(1)		13,582,609	87,200,350

			281,126,407
Real Estate – 0.0%
PICO Holdings, Inc.(1)		21,402	448,586

			448,586
Utilities: Miscellaneous – 3.5%
Calpine Corp.(1)		7,462,545	158,429,830

			158,429,830
Total Common Stocks (Cost $4,126,637,532)			4,321,486,467

		Principal Amount	Value
Repurchase Agreements – 2.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $123,959,103, due 7/1/2013(5)		$123,959,000	123,959,000
Total Repurchase Agreements (Cost $123,959,000)			123,959,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

June 30, 2013 (unaudited)	Value
Total Investments - 97.9% (Cost $4,250,596,532)	$4,445,445,467
Other Assets, Net - 2.1%	97,326,373
Total Net Assets - 100.0%	$4,542,771,840

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $87,576,261, representing 1.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$126,438,854

Legend:

ADR – American Depositary Receipt.

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$3,379,989,824	$941,496,643	*	$—	$4,321,486,467

Repurchase Agreements	—	123,959,000		—	123,959,000

Total	$3,379,989,824	$1,065,455,643		$—	$4,445,445,467

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities, with a value of $919,872,199, were classified as Level 2 rather than Level 1.

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2013 (unaudited)	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,856,882,027
Investments in affiliated issuers, at value	111,207,206

Investments in securities, at value	1,968,089,233
Cash and cash equivalents	625
Foreign currency, at value	213,970
Receivable for investments sold	3,589,392
Receivable for fund shares subscribed	2,072,560
Dividends/interest receivable	883,256

Total Assets	1,974,849,036

Liabilities
Payable for investments purchased	18,940,718
Payable for fund shares redeemed	17,410,515
Payable to adviser	1,614,722
Payable to distributor	80,949
Accrued trustees’ fees	24,719
Accrued expenses/other liabilities	377,781

Total Liabilities	38,449,404

Total Net Assets	$1,936,399,632

Net Assets Consist of:
Paid-in capital	$1,294,517,512
Accumulated net investment income/(loss)	(2,683,525)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	179,268,530
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	465,297,115

Total Net Assets	$1,936,399,632

Investments in Unaffiliated Issuers, at Cost	$1,417,136,741

Investments in Affiliated Issuers, at Cost	$85,659,178

Foreign Currency, at Cost	$214,062

Pricing of Shares
Net Assets:
Class A	$1,168,031,737
Class C	—
Class K	4,559,150
Class Y	763,808,745
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	30,943,133
Class C	—
Class K	124,099
Class Y	19,921,614
Net Asset Value Per Share:
Class A	$37.75
Class C	—
Class K	36.74
Class Y	38.34
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$39.63

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,186,060,991	$762,107,652	$22,953,895	$4,137,239,012
—	—	—	308,206,455

1,186,060,991	762,107,652	22,953,895	4,445,445,467
643	361	181	768
—	—	—	3,688,339
12,035,537	—	—	86,938,480
1,913,880	1,790,718	314,010	51,187,927
1,386,911	968,031	18,350	2,857,826

1,201,397,962	764,866,762	23,286,436	4,590,118,807

21,071,786	5,895,384	575,713	35,007,582
1,591,912	682,529	24,009	7,482,036
768,824	314,637	6,354	3,784,503
49,997	48,327	1,470	138,916
16,692	9,483	224	56,168
335,080	301,668	22,825	877,762

23,834,291	7,252,028	630,595	47,346,967

$1,177,563,671	$757,614,734	$22,655,841	$4,542,771,840

$987,968,291	$675,305,013	$21,724,179	$4,245,821,413
306,594	3,627,863	(1,286)	(4,937,909)

(37,089,986)	(32,743,291)	(2,428,418)	107,020,375

226,378,772	111,425,149	3,361,366	194,867,961

$1,177,563,671	$757,614,734	$22,655,841	$4,542,771,840

$959,681,852	$650,682,503	$19,592,522	$3,788,218,435

$—	$—	$—	$462,378,097

$—	$—	$—	$3,693,014

$611,953,959	$552,355,153	$16,052,542	$1,399,409,502
27,157,335	28,086,556	1,229,898	151,170,418
5,012,709	16,638,197	369,999	8,282,753
533,439,668	160,534,828	5,003,402	2,983,909,167

20,009,266	10,644,659	1,487,535	39,364,878
919,616	587,304	119,176	4,465,695
166,721	321,708	35,815	240,207
17,314,973	3,097,171	460,305	82,379,085

$30.58	$51.89	$10.79	$35.55
29.53	47.82	10.32	33.85
30.07	51.72	10.33	34.48
30.81	51.83	10.87	36.22
4.75%	4.75%	4.75%	4.75%
$32.10	$54.48	$11.33	$37.32

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)	RS Partners
Investment Income
Dividends	$10,158,234
Dividends from affiliated issuers	—
Interest	7,399
Withholding taxes on foreign dividends	(320,797)

Total Investment Income	9,844,836

Expenses
Investment advisory fees	9,324,488
Distribution fees	1,469,971
Transfer agent fees	1,177,777
Administrative service fees	108,558
Shareholder reports	101,129
Custodian fees	94,139
Professional fees	83,650
Trustees’ fees	46,103
Registration fees	26,905
Insurance expense	22,960
Other expenses	17,556

Total Expenses	12,473,236

Less: Fee waiver by adviser	(2,565)

Total Expenses, Net	12,470,671

Net Investment Income/(Loss)	(2,625,835)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	156,491,668
Net realized gain from investments in affiliated issuers	11,179
Net realized gain/(loss) from foreign currency transactions	(45,579)
Net change in unrealized appreciation/depreciation on investments	156,646,647
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	1,514,220
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	1,786

Net Gain/(Loss) on Investments and Foreign Currency Transactions	314,619,921

Net Increase/(Decrease) in Net Assets Resulting from Operations	$311,994,086

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$7,294,851	$7,010,354	$124,069	$31,779,610
—	—	—	1,046,263
3,714	1,770	49	15,666
(86,115)	(94,208)	(3,299)	(1,596,570)

7,212,450	6,917,916	120,819	31,244,969

4,973,350	1,823,105	95,365	22,737,149
929,129	855,084	22,991	2,804,111
1,028,266	396,594	15,447	2,337,214
69,049	41,501	1,005	258,844
125,875	33,942	2,526	178,554
57,694	38,236	10,458	273,838
60,574	39,037	18,068	169,611
29,493	17,685	429	110,397
40,276	29,444	26,813	111,318
15,544	8,781	211	51,634
12,242	6,644	164	37,534

7,341,492	3,290,053	193,477	29,070,204

(385,826)	—	(70,353)	(188,209)

6,955,666	3,290,053	123,124	28,881,995

256,784	3,627,863	(2,305)	2,362,974

91,469,785	53,369,780	2,225,077	77,440,735
—	—	—	—
2,215	—	(66)	(923,679)
99,560,139	61,870,921	1,226,301	(81,387,439)

—	—	—	(138,906,821)

(384)	—	(7)	19,843

191,031,755	115,240,701	3,451,305	(143,757,361)

$191,288,539	$118,868,564	$3,449,000	$(141,394,387)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-Month-Ended Numbers are unaudited	RS Partners

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income/(loss)	$(2,625,835)	$(1,820,370)
Net realized gain from investments and foreign currency transactions	156,457,268	172,732,112
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	158,162,653	150,506,101

Net Increase in Net Assets Resulting from Operations	311,994,086	321,417,843

Distributions to Shareholders
Net investment income
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	—	(100,270,791)
Class K	—	(332,627)
Class Y	—	(52,050,155)

Total Distributions	—	(152,653,573)

Capital Share Transactions
Proceeds from sales of shares	218,127,070	287,398,908
Reinvestment of distributions	—	148,062,198
Cost of shares redeemed	(354,290,888)	(645,008,198)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(136,163,818)	(209,547,092)

Net Increase/(Decrease) in Net Assets	175,830,268	(40,782,822)

Net Assets
Beginning of period	1,760,569,364	1,801,352,186

End of period	$1,936,399,632	$1,760,569,364

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(2,683,525)	$(57,690)

Other Information:
Shares
Sold	6,124,419	8,941,470
Reinvested	—	4,659,529
Redeemed	(10,008,489)	(20,071,591)

Net Decrease	(3,884,070)	(6,470,592)

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Six Month Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$256,784	$13,990,253	$3,627,863	$10,941,238

91,472,000	99,670,897	53,369,780	70,919,523

99,559,755	56,991,921	61,870,921	20,926,854

191,288,539	170,653,071	118,868,564	102,787,615

—	(6,664,035)	—	(8,673,403)
—	(122,213)	—	(258,971)
—	(36,052)	—	(197,187)
—	(6,950,643)	—	(2,722,078)

—	—	—	—
—	—	—	—
—	—	—	—

—	(13,772,943)	—	(11,851,639)

153,601,774	235,198,183	47,370,113	41,968,312
—	13,204,432	—	11,334,847
(250,215,099)	(772,107,255)	(71,555,115)	(159,725,730)

(96,613,325)	(523,704,640)	(24,185,002)	(106,422,571)

94,675,214	(366,824,512)	94,683,562	(15,486,595)

1,082,888,457	1,449,712,969	662,931,172	678,417,767

$1,177,563,671	$1,082,888,457	$757,614,734	$662,931,172

$306,594	$49,810	$3,627,863	$—

5,248,714	9,515,089	964,993	1,007,469
—	512,843	—	260,349
(8,528,491)	(31,130,760)	(1,451,803)	(3,840,328)

(3,279,777)	(21,102,828)	(486,810)	(2,572,510)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Investors
	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income/(loss)	$(2,305)	$208,701
Net realized gain from investments and foreign currency transactions	2,225,011	1,650,374
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	1,226,294	1,102,651

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,449,000	2,961,726

Distributions to Shareholders
Net investment income
Class A	—	(168,130)
Class C	—	(2,308)
Class K	—	(2,104)
Class Y	—	(34,547)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	(207,089)

Capital Share Transactions
Proceeds from sales of shares	6,934,674	3,261,985
Reinvestment of distributions	—	184,778
Cost of shares redeemed	(3,092,136)	(6,298,605)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	3,842,538	(2,851,842)

Net Increase/(Decrease) in Net Assets	7,291,538	(97,205)

Net Assets
Beginning of period	15,364,303	15,461,508

End of period	$22,655,841	$15,364,303

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(1,286)	$1,019

Other Information:
Shares
Sold	698,852	384,467
Reinvested	—	20,758
Redeemed	(313,155)	(758,371)

Net Increase/(Decrease)	385,697	(353,146)

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources
For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$2,362,974	$(2,939,397)

76,517,056	52,501,985

(220,274,417)	158,279,623

(141,394,387)	207,842,211

—	—
—	—
—	—
—	(2,867,520)

—	(4,637,400)
—	(452,717)
—	(26,064)
—	(6,744,213)

—	(14,727,914)

1,529,529,672	2,074,031,364
—	12,791,915
(986,029,690)	(1,229,293,915)

543,499,982	857,529,364

402,105,595	1,050,643,661

4,140,666,245	3,090,022,584

$4,542,771,840	$4,140,666,245

$—	$(7,300,883)

$(4,937,909)	$—

40,204,669	57,153,562
—	352,152
(25,951,817)	(34,083,314)

14,252,852	23,422,400

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Six Months Ended 6/30/13[1]	$31.93	$(0.09)	$5.91	$5.82	$—	$—
Year Ended 12/31/12	29.28	(0.09)	5.74	5.65	—	(3.00)
Year Ended 12/31/11	33.09	(0.27)	(2.28)	(2.55)	—	(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)

Class K
Six Months Ended 6/30/13[1]	$31.14	$(0.10)	$5.70	$5.60	$—	$—
Year Ended 12/31/12	28.75	(0.39)	5.78	5.39	—	(3.00)
Year Ended 12/31/11	32.67	(0.51)	(2.15)	(2.66)	—	(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)

Class Y
Six Months Ended 6/30/13[1]	$32.38	$(0.03)	$5.99	$5.96	$—	$—
Year Ended 12/31/12	29.58	0.02	5.78	5.80	—	(3.00)
Year Ended 12/31/11	33.31	(0.16)	(2.31)	(2.47)	—	(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)

See notes to Financial Highlights on page 71.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$37.75	18.23%	$1,168,032	1.44%	1.44%	(0.39)%	(0.39)%	29%
(3.00)	31.93	19.39%	1,137,349	1.45%	1.48%	(0.21)%	(0.24)%	39%
(1.26)	29.28	(7.59)%	1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%

$—	$36.74	17.98%	$4,559	1.86%	1.86%	(0.80)%	(0.80)%	29%
(3.00)	31.14	18.84%	3,770	1.90%	1.93%	(0.65)%	(0.68)%	39%
(1.26)	28.75	(8.03)%	3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%

$—	$38.34	18.41%	$763,809	1.16%	1.16%	(0.10)%	(0.10)%	29%
(3.00)	32.38	19.70%	619,450	1.16%	1.19%	0.13%	0.10%	39%
(1.26)	29.58	(7.30)%	507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Six Months Ended 6/30/13[1]	$25.93	$(0.02)	$4.67	$4.65	$—	$—
Year Ended 12/31/12	23.04	0.26	2.92	3.18	(0.29)	—
Year Ended 12/31/11	25.91	(0.14)	(2.73)	(2.87)	—	—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)

Class C
Six Months Ended 6/30/13[1]	$25.13	$(0.18)	$4.58	$4.40	$—	$—
Year Ended 12/31/12	22.35	(0.04)	2.94	2.90	(0.12)	—
Year Ended 12/31/11	25.33	(0.27)	(2.71)	(2.98)	—	—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)

Class K
Six Months Ended 6/30/13[1]	$25.54	$(0.05)	$4.58	$4.53	$—	$—
Year Ended 12/31/12	22.73	0.21	2.83	3.04	(0.23)	—
Year Ended 12/31/11	25.66	(0.16)	(2.77)	(2.93)	—	—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)

Class Y
Six Months Ended 6/30/13[1]	$26.09	$0.04	$4.68	$4.72	$—	$—
Year Ended 12/31/12	23.19	0.43	2.84	3.27	(0.37)	—
Year Ended 12/31/11	26.01	(0.02)	(2.80)	(2.82)	—	—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)

See notes to Financial Highlights on page 71.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$30.58	17.93%	$611,954	1.28%	1.33%	(0.05)%	(0.10)%	29%
(0.29)	25.93	13.83%	584,056	1.28%	1.37%	0.94%	0.85%	58%
—	23.04	(11.08)%	805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%

$—	$29.53	17.51%	$27,157	2.03%	2.09%	(0.80)%	(0.86)%	29%
(0.12)	25.13	12.98%	25,402	2.03%	2.11%	0.28%	0.20%	58%
—	22.35	(11.76)%	27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%

$—	$30.07	17.74%	$5,013	1.68%	1.71%	(0.43)%	(0.46)%	29%
(0.23)	25.54	13.38%	4,116	1.68%	1.74%	0.71%	0.65%	58%
—	22.73	(11.42)%	3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%

$—	$30.81	18.09%	$533,440	1.03%	1.12%	0.21%	0.12%	29%
(0.37)	26.09	14.12%	469,314	1.03%	1.12%	1.23%	1.14%	58%
—	23.19	(10.84)%	613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Large Cap Alpha Fund
Class A
Six Months Ended 6/30/13[1]	$43.95	$0.24	[4]	$7.70	$7.94	$—	$—
Year Ended 12/31/12	38.48	0.67	[4]	5.58	6.25	(0.78)	—
Year Ended 12/31/11	42.51	0.24	[4]	(4.09)	(3.85)	(0.23)	—
Year Ended 12/31/10	37.04	0.12	[4]	6.03	6.15	(0.68)	—
Year Ended 12/31/09	29.70	0.36		7.02	7.38	(0.05)	—
Year Ended 12/31/08	42.46	0.32		(12.76)	(12.44)	(0.32)	—

Class C
Six Months Ended 6/30/13[1]	$40.66	$0.04	[4]	$7.12	$7.16	$—	$—
Year Ended 12/31/12	35.63	0.30	[4]	5.17	5.47	(0.44)	—
Year Ended 12/31/11	39.44	(0.08)[4]		(3.78)	(3.86)	—	—
Year Ended 12/31/10	34.57	(0.15)[4]		5.59	5.44	(0.57)	—
Year Ended 12/31/09	27.93	0.18		6.50	6.68	(0.05)	—
Year Ended 12/31/08	40.07	0.43		(12.39)	(11.96)	(0.18)	—

Class K
Six Months Ended 6/30/13[1]	$43.88	$0.15	[4]	$7.69	$7.84	$—	$—
Year Ended 12/31/12	38.42	0.53	[4]	5.55	6.08	(0.62)	—
Year Ended 12/31/11	42.35	0.06	[4]	(4.04)	(3.98)	—	—
Year Ended 12/31/10	36.94	(0.01)[4]		5.99	5.98	(0.57)	—
Year Ended 12/31/09	29.75	0.14		7.09	7.23	(0.05)	—
Year Ended 12/31/08	42.49	0.18		(12.73)	(12.55)	(0.19)	—

Class Y
Six Months Ended 6/30/13[1]	$43.83	$0.31	[4]	$7.69	$8.00	$—	$—
Year Ended 12/31/12	38.38	0.77	[4]	5.59	6.36	(0.91)	—
Year Ended 12/31/11	42.46	0.38	[4]	(4.12)	(3.74)	(0.39)	—
Year Ended 12/31/10	37.00	0.25	[4]	6.03	6.28	(0.82)	—
Year Ended 12/31/09	29.62	0.31		7.11	7.42	(0.05)	—
Year Ended 12/31/08	42.40	0.44		(12.80)	(12.36)	(0.42)	—

See notes to Financial Highlights on page 71.

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$51.89	18.07%		$552,355	0.93%	0.93%	0.97%	0.97%	32%
(0.78)	—	43.95	16.26%		491,082	0.98%	0.98%	1.59%	1.59%	51%
(0.23)	0.05	38.48	(8.92)%	[5]	485,820	0.92%	0.92%	0.58%	0.58%	41%
(0.68)	—	42.51	16.63%		734,834	0.95%	0.96%	0.31%	0.30%	50%
(0.05)	0.01	37.04	24.89%	[5]	698,280	0.93%	1.04%	0.98%	0.87%	145%
(0.32)	—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%	0.88%	54%

$—	$—	$47.82	17.61%		$28,087	1.72%	1.72%	0.18%	0.18%	32%
(0.44)	—	40.66	15.37%		23,824	1.75%	1.75%	0.78%	0.78%	51%
—	0.05	35.63	(9.66)%	[5]	27,323	1.69%	1.69%	(0.22)%	(0.22)%	41%
(0.57)	—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%	(0.42)%	50%
(0.05)	0.01	34.57	23.97%	[5]	38,885	1.77%	1.77%	0.06%	0.06%	145%
(0.18)	—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%	0.14%	54%

$—	$—	$51.72	17.87%		$16,638	1.31%	1.31%	0.60%	0.60%	32%
(0.62)	—	43.88	15.84%		13,911	1.33%	1.33%	1.26%	1.26%	51%
—	0.05	38.42	(9.28)%	[5]	13,667	1.33%	1.33%	0.13%	0.13%	41%
(0.57)	—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%	(0.05)%	50%
(0.05)	0.01	36.94	24.35%	[5]	22,179	1.28%	1.40%	0.52%	0.40%	145%
(0.19)	—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%	0.50%	54%

$—	$—	$51.83	18.25%		$160,535	0.63%	0.63%	1.27%	1.27%	32%
(0.91)	—	43.83	16.58%		134,114	0.69%	0.69%	1.84%	1.84%	51%
(0.39)	0.05	38.38	(8.65)%	[5]	144,642	0.63%	0.63%	0.98%	0.98%	41%
(0.82)	—	42.46	17.01%		22,250	0.63%	0.63%	0.65%	0.65%	50%
(0.05)	0.01	37.00	25.10%	[5]	3,239	0.76%	0.76%	1.12%	1.12%	145%
(0.42)	—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%	1.17%	54%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Six Months Ended 6/30/13[1]	$8.96	$— [4,6]	$1.83	$1.83	$—	$—
Year Ended 12/31/12	7.48	0.12 [4]	1.48	1.60	(0.12)	—
Year Ended 12/31/11	7.88	(0.01)[4]	(0.39)	(0.40)	—	—
Year Ended 12/31/10	6.31	(0.01)[4]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)

Class C
Six Months Ended 6/30/13[1]	$8.60	$(0.04)[4]	$1.76	$1.72	$—	$—
Year Ended 12/31/12	7.16	0.05 [4]	1.42	1.47	(0.03)	—
Year Ended 12/31/11	7.60	(0.06)[4]	(0.38)	(0.44)	—	—
Year Ended 12/31/10	6.09	(0.03)[4]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)

Class K
Six Months Ended 6/30/13[1]	$8.59	$(0.02)[4]	$1.76	$1.74	$—	$—
Year Ended 12/31/12	7.16	0.09 [4]	1.42	1.51	(0.08)	—
Year Ended 12/31/11	7.57	(0.03)[4]	(0.38)	(0.41)	—	—
Year Ended 12/31/10	6.07	(0.01)[4]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)

Class Y
Six Months Ended 6/30/13[1]	$9.01	$0.01 [4]	$1.85	$1.86	$—	$—
Year Ended 12/31/12	7.52	0.11 [4]	1.53	1.64	(0.15)	—
Year Ended 12/31/11	7.92	— [4,6]	(0.40)	(0.40)	—	—
Year Ended 12/31/10	6.35	(0.01)[4]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)

See notes to Financial Highlights on page 71.

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$10.79	20.42%	$16,053	1.30%	2.03%	(0.04)%	(0.77)%	76%
(0.12)	8.96	21.46%	12,183	1.30%	2.28%	1.42%	0.44%	97%
—	7.48	(5.08)%	11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%

$—	$10.32	20.00%	$1,230	2.05%	3.00%	(0.75)%	(1.70)%	76%
(0.03)	8.60	20.59%	588	2.05%	3.31%	0.62%	(0.64)%	97%
—	7.16	(5.79)%	642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%

$—	$10.33	20.26%	$370	1.70%	2.96%	(0.42)%	(1.68)%	76%
(0.08)	8.59	21.04%	211	1.70%	3.22%	1.17%	(0.35)%	97%
—	7.16	(5.42)%	151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%

$—	$10.87	20.64%	$5,003	1.05%	1.73%	0.24%	(0.44)%	76%
(0.15)	9.01	21.86%	2,382	1.05%	1.91%	1.38%	0.52%	97%
—	7.52	(5.05)%	2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Six Months Ended 6/30/13[1]	$36.60	$(0.02)[4]	$(1.03)	$(1.05)	$—	$—
Year Ended 12/31/12	34.60	(0.10)[4]	2.21	2.11	—	(0.11)
Year Ended 12/31/11	37.58	(0.15)[4]	(2.60)	(2.75)	—	(0.23)
Year Ended 12/31/10	29.94	(0.14)[4]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)

Class C
Six Months Ended 6/30/13[1]	$34.98	$(0.15)[4]	$(0.98)	$(1.13)	$—	$—
Year Ended 12/31/12	33.30	(0.33)[4]	2.12	1.79	—	(0.11)
Year Ended 12/31/11	36.45	(0.40)[4]	(2.52)	(2.92)	—	(0.23)
Year Ended 12/31/10	29.26	(0.38)[4]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)

Class K
Six Months Ended 6/30/13[1]	$35.57	$(0.07)[4]	$(1.02)	$(1.09)	$—	$—
Year Ended 12/31/12	33.74	(0.22)[4]	2.16	1.94	—	(0.11)
Year Ended 12/31/11	36.81	(0.30)[4]	(2.54)	(2.84)	—	(0.23)
Year Ended 12/31/10	29.46	(0.28)[4]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)

See notes to Financial Highlights on page 71.

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$35.55	(2.87)%	$1,399,410	1.45%	1.46%	(0.10)%	(0.11)%	20%
(0.11)	36.60	6.10%	1,561,862	1.45%	1.52%	(0.27)%	(0.34)%	36%
(0.23)	34.60	(7.31)%	1,397,688	1.45%	1.48%	(0.41)%	(0.44)%	25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%	(0.46)%	27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%	(0.14)%	34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%	(0.13)%	43%

$—	$33.85	(3.23)%	$151,170	2.20%	2.21%	(0.82)%	(0.83)%	20%
(0.11)	34.98	5.38%	147,154	2.14%	2.21%	(0.96)%	(1.03)%	36%
(0.23)	33.30	(8.01)%	105,206	2.18%	2.21%	(1.11)%	(1.14)%	25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%	(1.25)%	27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%	(1.01)%	34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%	(0.95)%	43%

$—	$34.48	(3.06)%	$8,283	1.81%	1.82%	(0.41)%	(0.42)%	20%
(0.11)	35.57	5.75%	8,892	1.80%	1.87%	(0.64)%	(0.71)%	36%
(0.23)	33.74	(7.71)%	5,439	1.87%	1.90%	(0.83)%	(0.86)%	25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%	(0.91)%	27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%	(0.73)%	34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%	(0.67)%	43%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund — (continued)
Class Y
Six Months Ended 6/30/13[1]	$37.23	$0.05 [4]	$(1.06)	$(1.01)	$—	$—
Year Ended 12/31/12	35.10	0.04 [4]	2.25	2.29	(0.05)	(0.11)
Year Ended 12/31/11	38.00	(0.01)[4]	(2.66)	(2.67)	—	(0.23)
Year Ended 12/31/10	30.17	(0.02)[4]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)

See notes to Financial Highlights on page 71.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$36.22	(2.71)%	$2,983,909	1.11%	1.12%	0.28%	0.27%	20%
(0.16)	37.23	6.52%	2,422,758	1.06%	1.13%	0.12%	0.05%	36%
(0.23)	35.10	(7.02)%	1,581,690	1.12%	1.15%	(0.03)%	(0.06)%	25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%	(0.10)%	27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%	0.17%	34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%	0.16%	43%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

Distributions	reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Calculated based on the average shares outstanding during the period.

[5]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund for 2011 (9.05)%, (9.78)%, (9.42)% and (8.79)%; for 2009 24.86%, 23.93%, 24.32% and 25.10% for Class A, Class C, Class K and Class Y, respectively.

[6]	Rounds to $0.00 per share.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2013 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Investors Fund, which is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

72	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of

www.RSinvestments.com	73

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2013, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS Global Natural Resources Fund
Common Stocks	$21,624,443	$(21,015,757)	$21,015,757	$(21,624,443)	$—	$—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

74	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

www.RSinvestments.com	75

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A or Y shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes

76	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A or Y shares during the period.

Fund	Expense Limitation
RS Partners Fund, Class A*	1.45%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class Y**	1.12%
*	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 1.49%. In addition, RS Investments voluntarily imposed an expense limitation of 1.45% during the period.
**	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 1.45% for Class A shares.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

www.RSinvestments.com	77

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$1,456,279
	Class K	0.65%	13,692
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$778,271
	Class C	1.00%	135,663
	Class K	0.65%	15,195
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$671,649
	Class C	1.00%	132,333
	Class K	0.65%	51,102
	Class Y	0.00%	—
RS Investors Fund	Class A	0.25%	$17,545
	Class C	1.00%	4,483
	Class K	0.65%	963
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$1,978,933
	Class C	1.00%	794,444
	Class K	0.65%	30,734
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2013, PAS informed the Trust it received $1,178,370 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

78	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$3,043
RS Value Fund	9,319
RS Large Cap Alpha Fund	17,410
RS Investors Fund	2,665
RS Global Natural Resources Fund	47,576

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$15
RS Value Fund	1,365
RS Large Cap Alpha Fund	598
RS Investors Fund	13
RS Global Natural Resources Fund	20,721

www.RSinvestments.com	79

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2013, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	eHealth, Inc.	1,301,925		138,000	6,000	1,433,925	$—		$32,578,776
	Integrated Device Technology, Inc.	9,325,234		1,069,709	492,118	9,902,825	—		78,628,430
									$111,207,206
RS Global Natural Resources Fund	Compass Minerals International, Inc.	2,046,197		23,900	468,332	1,601,765	$—	$	**
	HudBay Minerals, Inc.	2,770,281	*	7,118,700	—	9,888,981	274,354		65,267,275
	Mineral Resources Ltd.	3,906,313	*	9,821,897	—	13,728,210	771,909		102,906,885
	Painted Pony Petroleum Ltd.	2,961,890	*	2,326,400	—	5,288,290	—		42,640,201
	Peyto Exploration & Development Corp.	8,291,460		261,300	1,548,500	7,004,260	—		**
	PICO Holdings, Inc.	1,556,353		—	1,534,951	21,402	—		**
	Salamander Energy PLC	23,545,859		443,800	—	23,989,659	—		52,345,724
	Taseko Mines Ltd.	23,960,835		—	—	23,960,835	—		45,046,370
									$308,206,455
*	Issuer was not an affiliated issuer at beginning of period.
**	Issuer was not an affiliated issuer at end of period.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains
RS Partners Fund	$16,475,568	$136,178,005
RS Value Fund	13,772,943	—
RS Large Cap Alpha Fund	11,851,639	—
RS Investors Fund	207,089	—
RS Global Natural Resources Fund	2,734,479	11,993,435

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis

80	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(98,018)	$1,762,680	$(1,664,662)
RS Value Fund	228,313	(126,109)	(102,204)
RS Large Cap Alpha Fund	(22,589)	22,589	—
RS Investors Fund	—	(593)	593
RS Global Natural Resources Fund	—	(1,326,043)	1,326,043

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$4,003,360	$18,951,495
RS Value Fund	49,810	—
RS Investors Fund	1,019	—
RS Global Natural Resources Fund	—	38,348,573

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Value Fund	$85,948,451
RS Large Cap Alpha Fund	66,529,770
RS Investors Fund	1,796,142

www.RSinvestments.com	81

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2016	2017	2018	Total
RS Value Fund	$—	$128,514,378	$—	$128,514,378
RS Large Cap Alpha Fund	8,751,704	77,116,483	—	85,868,187
RS Investors Fund	719,374	3,287,644	352,001	4,359,019

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$57,690
RS Global Natural Resources Fund	4,225,187

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,503,119,464	$464,969,769	$475,728,259	$(10,758,490)
RS Value Fund	959,718,060	226,342,931	233,733,618	(7,390,687)
RS Large Cap Alpha Fund	651,634,778	110,472,874	122,957,018	(12,484,144)
RS Investors Fund	19,848,814	3,105,081	3,201,038	(95,957)
RS Global Natural Resources Fund	4,265,982,381	179,463,086	586,577,978	(407,114,892)

82	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,527,093	$88,729,653	4,052,117	$129,327,103
Shares reinvested	—	—	3,116,127	98,563,083
Shares redeemed	(7,207,172)	(254,053,255)	(15,607,801)	(499,295,519)

Net decrease	(4,680,079)	$(165,323,602)	(8,439,557)	$(271,405,333)

Class K
Shares sold	14,629	$500,876	21,742	$679,959
Shares reinvested	—	—	10,742	331,389
Shares redeemed	(11,628)	(403,762)	(49,703)	(1,563,404)

Net increase/(decrease)	3,001	$97,114	(17,219)	$(552,056)

Class Y
Shares sold	3,582,697	$128,896,541	4,867,611	$157,391,846
Shares reinvested	—	—	1,532,660	49,167,726
Shares redeemed	(2,789,689)	(99,833,871)	(4,414,087)	(144,149,275)

Net increase	793,008	$29,062,670	1,986,184	$62,410,297

RS Value Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,979,963	$56,586,839	2,334,306	$57,393,888
Shares reinvested	—	—	250,061	6,421,580
Shares redeemed	(4,497,273)	(131,749,591)	(15,001,039)	(368,379,177)

Net decrease	(2,517,310)	$(75,162,752)	(12,416,672)	$(304,563,709)

Class C
Shares sold	43,609	$1,248,940	128,117	$3,047,302
Shares reinvested	—	—	4,336	107,949
Shares redeemed	(134,892)	(3,842,591)	(367,604)	(8,760,171)

Net decrease	(91,283)	$(2,593,651)	(235,151)	$(5,604,920)

Class K
Shares sold	17,198	$501,557	66,847	$1,657,344
Shares reinvested	—	—	1,425	36,053
Shares redeemed	(11,648)	(335,277)	(47,176)	(1,116,402)

Net increase	5,550	$166,280	21,096	$576,995

www.RSinvestments.com	83

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Value Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class Y
Shares sold	3,207,944	$95,264,438	6,985,819	$173,099,649
Shares reinvested	—	—	257,021	6,638,850
Shares redeemed	(3,884,678)	(114,287,640)	(15,714,941)	(393,851,505)

Net decrease	(676,734)	$(19,023,202)	(8,472,101)	$(214,113,006)

RS Large Cap Alpha Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	485,989	$23,819,982	377,240	$15,695,425
Shares from conversion of Class B shares*	—	—	169,792	7,128,629
Shares reinvested	—	—	190,934	8,330,457
Shares redeemed	(1,016,134)	(50,296,786)	(2,190,045)	(91,884,470)

Net decrease	(530,145)	$(26,476,804)	(1,452,079)	$(60,729,959)

Class B
Shares sold	—	$—	4	$152
Shares converted to Class A shares*	—	—	(179,925)	(7,128,629)
Shares redeemed	—	—	(11,731)	(445,928)

Net decrease	—	$—	(191,652)	$(7,574,405)

Class C
Shares sold	47,074	$2,152,098	55,294	$2,132,013
Shares reinvested	—	—	4,972	200,826
Shares redeemed	(45,703)	(2,070,853)	(241,138)	(9,296,056)

Net increase/(decrease)	1,371	$81,245	(180,872)	$(6,963,217)

Class K
Shares sold	58,105	$2,844,934	69,022	$2,872,105
Shares reinvested	—	—	4,526	197,187
Shares redeemed	(53,423)	(2,638,812)	(112,298)	(4,738,510)

Net increase/(decrease)	4,682	$206,122	(38,750)	$(1,669,218)

Class Y
Shares sold	373,825	$18,553,099	336,117	$14,139,988
Shares reinvested	—	—	59,917	2,606,377
Shares redeemed	(336,543)	(16,548,664)	(1,105,191)	(46,232,137)

Net increase/(decrease)	37,282	$2,004,435	(709,157)	$(29,485,772)

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

84	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Investors Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	343,866	$3,422,135	213,635	$1,816,237
Shares reinvested	—	—	17,108	152,263
Shares redeemed	(216,226)	(2,106,164)	(437,818)	(3,697,315)

Net increase/(decrease)	127,640	$1,315,971	(207,075)	$(1,728,815)

Class C
Shares sold	62,505	$596,855	21,363	$172,706
Shares reinvested	—	—	216	1,846
Shares redeemed	(11,668)	(110,548)	(42,874)	(338,728)

Net increase/(decrease)	50,837	$486,307	(21,295)	$(164,176)

Class K
Shares sold	16,436	$155,686	11,377	$93,975
Shares reinvested	—	—	246	2,104
Shares redeemed	(5,177)	(50,315)	(8,089)	(66,379)

Net increase	11,259	$105,371	3,534	$29,700

Class Y
Shares sold	276,045	$2,759,998	138,092	$1,179,067
Shares reinvested	—	—	3,188	28,565
Shares redeemed	(80,084)	(825,109)	(269,590)	(2,196,183)

Net increase/(decrease)	195,961	$1,934,889	(128,310)	$(988,551)

RS Global Natural Resources Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,543,347	$320,490,589	16,993,242	$609,579,525
Shares reinvested	—	—	121,300	4,365,620
Shares redeemed	(11,846,855)	(446,281,528)	(14,841,165)	(532,723,915)

Net increase/(decrease)	(3,303,508)	$(125,790,939)	2,273,377	$81,221,230

Class C
Shares sold	752,213	$27,098,085	1,815,112	$62,743,844
Shares reinvested	—	—	9,948	342,306
Shares redeemed	(492,858)	(17,638,289)	(777,821)	(26,675,009)

Net increase	259,355	$9,459,796	1,047,239	$36,411,141

www.RSinvestments.com	85

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	52,071	$1,891,326	163,721	$5,542,216
Shares reinvested	—	—	653	22,818
Shares redeemed	(61,874)	(2,286,964)	(75,538)	(2,667,425)

Net increase/(decrease)	(9,803)	$(395,638)	88,836	$2,897,609

Class Y
Shares sold	30,857,038	$1,180,049,672	38,181,487	$1,396,165,779
Shares reinvested	—	—	220,251	8,061,171
Shares redeemed	(13,550,230)	(519,822,909)	(18,388,790)	(667,227,566)

Net increase	17,306,808	$660,226,763	20,012,948	$736,999,384

b. Shareholder Concentration As of June 30, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	4	53.66%
RS Value Fund	4	61.14%
RS Large Cap Alpha Fund	2	25.34%
RS Investors Fund	5	50.52%
RS Global Natural Resources Fund	4	54.53%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$508,295,061	$580,103,994
RS Value Fund	318,248,102	403,964,311
RS Large Cap Alpha Fund	218,828,601	224,282,858
RS Investors Fund	18,261,788	13,882,941
RS Global Natural Resources Fund	1,548,320,135	842,621,107

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but

86	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Fund which borrowed under the facility was as follows:

Fund	Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Investors Fund	$—	$50,093	4	1.42%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

www.RSinvestments.com	87

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

88	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 14, 2012, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2012. Before the Board meeting on August 14, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

www.RSinvestments.com	89

SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund. The Independent Trustees took that report into consideration along with the other information presented for their review, but did not regard it as conclusive or determinative.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had explained its view that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the research-intensive styles employed for various strategies, the high levels of compensation that are needed to retain the firm’s investment professionals and that are needed to fall within the ranges for compensation in this industry, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Independent Trustees. In their respective reports, the independent consultant and the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with a few exceptions analyzed in more depth by the Independent Trustees. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on those Funds’ total expenses, and they planned to continue to monitor the relevant Funds. For those few Funds at the highest end of the range, the Independent Trustees considered the supplemental information presented by RS Investments that management considered relevant in demonstrating the appropriateness of the advisory fees for those Funds, such as averages for competitive peer groups of mutual funds, and the reinvestment by RS Investments in recent and planned hiring of new personnel at various levels.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the

90	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses during the past year. For RS Value Fund, which was identified as having expenses at the higher end of the peer group, RS Investments provided additional information with respect to substantial steps taken and certain resources committed recently by the firm to improve the performance of that and other value Funds. The Independent Trustees also noted that RS Investments expects to devote particular attention in the coming year to improving performance for those two Funds and to review the Funds’ relative expense levels with the Trustees in the future in light of that performance. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper organization with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted in the reports presented to them that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Value Fund, which was ranked in the lowest quartile for the one, three and five-year period; and (2) certain other Funds that use a value strategy had lagged their peer funds for the most recent one and three year periods. The Trustees agreed to monitor closely the performance of these Funds. Finally, the Trustees noted that RS Investments had undergone a number of recent changes to executive management, including the hiring of a Chief Investment Officer. Management of RS Investments has assured the Independent Trustees that performance improvement for the Funds with the least favorable relative performance is a high priority for RS Investments in the coming year and that certain initiatives have been undertaken for that purpose.

www.RSinvestments.com	91

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2011, and for the three months ended March 31, 2012. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justified by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For larger Funds such as the RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS

92	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees also noted that the Chief Compliance Officer recited several additional factors in his report:

•

RS Investments has worked with its parent company on the transition to a new Chief Executive Officer and other senior personnel, including the addition of a Chief Investment Officer and Chief Operating Officer. In particular, the new Chief Executive Officer has worked to develop and execute a plan to address coordination between the equity groups and to address performance weaknesses for various Funds.

•

RS Investments has worked to be responsive to concerns raised by the Independent Trustees with respect to the performance of various Funds, including commitments to provide plans for smaller and less successful Funds. Progress in this area is shown by the past liquidation of several small Funds.

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities.

Overall, the Chief Compliance Officer believes RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After reviewing and considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2012.

www.RSinvestments.com	93

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

94	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015096 (06/13)

2013 Semiannual Report

All data as of June 30, 2013

RS Fixed Income Funds

Class A, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Income Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	International	Fixed Income
RS Partners Fund*	RS International Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Emerging Markets Fund	RS Low Duration Bond Fund
RS Large Cap Alpha Fund	RS Global Fund	RS High Yield Fund
RS Investors Fund	RS China Fund	RS Tax-Exempt Fund
RS High Income Municipal Bond Fund
Growth	Natural Resources	RS Floating Rate Fund
RS Small Cap Growth Fund	RS Global Natural Resources Fund*	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund
RS Growth Fund
RS Technology Fund
RS Small Cap Equity Fund*

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Turbulent markets can make investors nervous. And selecting a manager whose philosophy and approach align with yours isn’t an easy task. We understand what it takes to earn—and keep—that trust, especially in the current environment. That’s why we’re focused on the fundamentals this year:

•	Covering the global equity markets

Today’s investors need managers who offer them the world, and RS Investments’ equity offerings span the global equity markets. Eleven experienced emerging markets investment professionals joined our roster last year and in March our emerging markets team assumed the management of RS Emerging Markets Fund and RS China Fund. We’ve also added investment staff to manage our developed international equity products.

•	Investing with discipline

Our investment analysts and portfolio managers are experts, not generalists. Their knee-deep perspective helps us find opportunities that may have been overlooked by others. We believe that marrying fundamental research and analytical tools helps leverage our investment process.

Staying focused matters

Short-term market swings can be unsettling, but they are a natural part of investing. We’re dedicated to helping our shareholders focus on their long-term investment plans. In fact, history has taught us that opportunity exists even in volatile markets. Our investment strategies are designed with a goal of providing a consistent investment program regardless of market environment. We believe the best way to add value over time is by committing capital to our best investment ideas and ensuring that the risks we take are balanced in every strategy we manage.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

www.RSinvestments.com	3

RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•

After starting out the year on a positive note, the fixed income market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the market.

•

RS Investment Quality Bond Fund (the “Fund”) delivered a negative return for the six months ended June 30, 2013 and underperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s yield curve positioning was the key detractor from performance relative to the Index. Security selection contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality.

Performance Update

The Fund (Class A Shares) returned -3.07% for the six months ended June 30, 2013, underperforming a -2.44% Index return.

Portfolio Review

The Fund’s yield curve positioning was the chief detractor from performance relative to the Index. Commercial mortgage-backed securities (CMBS) and Agency mortgage-backed security (MBS) pass-throughs, which were hard hit by the second quarter market correction, also detracted from performance. On a positive note, the Fund’s holdings in corporate bonds had a positive impact on relative performance due to strong security selection.

We viewed widening spreads in several sectors during the second quarter as an opportunity to add to holdings that we think have the potential to benefit from an improving economy and a stronger housing market. We added to the Fund’s corporate

4	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

bond holdings, as we believe that companies with solid fundamentals will be among the most direct beneficiaries of improvements in the economy. We also increased the Fund’s modest overweight in non-Agency MBS and its more substantial overweight in CMBS. In both sectors, supply has been limited, which has helped to support prices, and we have focused on shorter duration, seasoned bonds that we believe provide ample credit support.

In CMBS, new investments included issues backed by single properties and less common commercial real estate assets, such as billboards and cell phone towers. The Fund increased its exposure to non-Agency hybrid adjustable rate mortgages, which we believe may benefit from the housing recovery, while also providing some downside protection if interest rates rise unexpectedly.

During the six-month period, we deepened the Fund’s underweight in Agency MBS, which are directly affected by speculation about the Fed’s bond-buying plans. Our underweight positioning in Agency MBS contributed to relative performance during the period.

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. At the same time, we recognize that uncertainty over near-term Fed policy could contribute to heightened volatility in the fixed income markets. We will continue to closely monitor economic and market developments, and may adjust the Fund’s positions as appropriate. Mitigating downside risks remains one of our top priorities, but we also have sought to position the Fund to benefit from continued improvements in the economy and credit markets. We plan to focus our risk taking in areas where we believe the fundamentals, structure, and potential rewards should adequately compensate the Fund for risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

www.RSinvestments.com	5

RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $172,603,524

Sector Allocation

Bond Quality Allocation[2]

6	www.RSinvestments.com

RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2043	4.82%
U.S. Treasury Notes	1.375%	5/31/2020	3.52%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.98%
FHLMC Mortgage Pass-Through	4.000%	12/1/2040	1.87%
FNMA Mortgage Pass-Through	5.000%	11/1/2039	1.69%
FNMA Mortgage Pass-Through	4.500%	12/1/2043	1.66%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	1.58%
FHLMC — CMO	5.500%	9/15/2035	1.34%
U.S. Treasury Notes	1.750%	5/15/2023	1.25%
Dominos Pizza Master Issuer LLC	5.216%	1/25/2042	1.24%
Total			20.95%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	7

RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-3.07%	-0.58%	3.76%	5.27%	4.28%	5.34%
with maximum sales charge	-6.71%	-4.31%	2.44%	4.46%	3.88%	5.14%
Class C Shares (8/7/00)
without sales charge	-3.43%	-1.32%	2.98%	4.48%	3.50%	4.62%
with sales charge	-4.38%	-2.28%	2.98%	4.48%	3.50%	4.62%
Class K Shares (5/15/01)	-3.25%	-1.07%	3.31%	4.85%	3.87%	4.69%
Class Y Shares (5/12/09)	-2.98%	-0.49%	3.95%	—	—	6.03%
Barclays U.S Aggregate Bond Index[1]	-2.44%	-0.69%	3.51%	5.19%	4.52%	5.96%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2013: $14,112 (Class C), $14,615 (Class K), and $12,740 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

8	www.RSinvestments.com

RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

After starting out the year on a positive note, the fixed income market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the market. Nevertheless, the Barclays U.S. Government 1–3 Year Bond Index[1] (the “Index”) remained relatively resilient for the six-month period ended June 30, 2013.

•

RS Low Duration Bond Fund (the “Fund”) delivered negative performance for the first six months of 2013 and underperformed the Index. The Fund’s yield curve positioning accounted for nearly all of the underperformance. Corporate bonds contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality.

Performance Update

The Fund (Class A Shares) returned -0.68% for the six months ended June 30, 2013, underperforming a 0.02% Index return.

Portfolio Review

The Fund’s yield curve positioning was the chief detractor from performance relative to the Index. The Fund invests in several non-Treasury spread sectors that are not represented in the Index, and those sectors detracted from relative performance overall, although corporate debt, which is not in the Index, was the largest positive contributor to relative performance.

Investments in Agency collateralized mortgage obligations (CMOs), which are not represented in the Index, performed poorly in the second quarter as interest rates rose. Non-Agency hybrid adjustable-rate mortgages (ARMs), which also are not in the Index, underperformed due to the market reversal and a temporary oversupply.

www.RSinvestments.com	9

RS LOW DURATION BOND FUND

We viewed widening spreads in several sectors during the second quarter as an opportunity to add to holdings that we think have the potential to benefit from an improving economy and a stronger housing market. We added to the Fund’s modest overweight in non-Agency mortgage-backed securities (MBS) and its more substantial overweight in commercial mortgage-backed securities (CMBS). In both sectors, supply has been limited, which has helped to support prices, and we have focused on shorter duration, seasoned bonds that we believe provide ample credit support.

In CMBS, new investments included issues backed by single properties and less common commercial real estate assets, such as billboards and cell phone towers. The Fund increased its exposure to non-Agency hybrid ARMs, which we believe may benefit from the housing recovery, while also providing some downside protection if interest rates rise unexpectedly.

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. At the same time, we recognize that uncertainty over near-term Fed policy could contribute to heightened volatility in the fixed income markets. We will continue to closely monitor economic and market developments, and may adjust the Fund’s positions as appropriate. Mitigating downside risks remains one of our top priorities, but we also have sought to position the Fund to benefit from continued improvements in the economy and credit markets. We plan to focus our risk taking in areas where we believe the fundamentals, structure, and potential rewards should adequately compensate the Fund for risk.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

10	www.RSinvestments.com

RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $1,673,815,249

Sector Allocation

Bond Quality Allocation[2]

www.RSinvestments.com	11

RS LOW DURATION BOND FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
U.S. Treasury Notes	1.000%	5/31/2018	1.40%
FNMA — CMO	4.000%	6/25/2043	1.09%
Wachovia Bank Commercial Mortgage Trust	5.308%	11/15/2048	1.01%
JPMorgan Chase Commercial Mortgage Securities Corp.	5.440%	6/12/2047	1.01%
GE Capital Credit Card Master Note Trust	1.360%	8/17/2020	0.99%
Motel 6 Trust	1.948%	10/5/2025	0.97%
Banc of America Commercial Mortgage, Inc.	5.115%	10/10/2045	0.93%
Bear Stearns Commercial Mortgage Securities	5.405%	12/11/2040	0.90%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	0.87%
American Express Credit Account Master Trust	0.680%	3/15/2018	0.86%
Total			10.03%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

12	www.RSinvestments.com

RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	-0.68%	0.69%	1.92%	3.12%	3.07%
with maximum sales charge	-2.93%	-1.61%	1.14%	2.65%	2.83%
Class C Shares (7/30/03)
without sales charge	-1.05%	-0.07%	1.16%	2.35%	2.30%
with sales charge	-2.03%	-1.06%	1.16%	2.35%	2.30%
Class K Shares (7/30/03)	-0.89%	0.27%	1.51%	2.71%	2.66%
Class Y Shares (5/12/09)	-0.57%	0.88%	2.10%	—	3.10%
Barclays U.S. Government 1-3 Year Bond Index[1]	0.02%	0.34%	0.86%	2.06%	2.75%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class C shares (7/30/03), Class K shares (7/30/03) and Class Y shares (5/12/09) would have the following values as of June 30, 2013: $12,529 (Class C), $12,971 (Class K) and $11,346 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	13

RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•

After starting out the year on a positive note, the high yield market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the fixed income markets.

•

RS High Yield Fund (the “Fund”) had a positive return for the six months ended June 30, 2013, but underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”). Asset allocation was the dominant factor in the Fund’s underperformance relative to the Index. Security selection contributed to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market, particularly high yield debt. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality. High yield bonds modestly outperformed the broader fixed income market for the six-month period, due in part to strong relative returns in the early months of the year.

During the selloff that occurred in the second quarter, the high yield market experienced a sharp reversal, with selling that, in our view, often reflected liquidity constraints more than underlying credit fundamentals. Retail investors’ withdrawals from high yield mutual funds were an important factor in this regard. High yield funds experienced $11.2 billion in outflows in the six-month period, as withdrawals in the second quarter offset new investments earlier in the year.

Despite a slowdown at the end of June 2013, high yield new issuance was strong in the first half of 2013, reaching a record $219.7 billion and allowing companies to refinance almost all the debt that had been due to mature through the end of 2015.

14	www.RSinvestments.com

RS HIGH YIELD FUND

Performance Update

The Fund (Class A Shares) returned 1.04% for the six months ended June 30, 2013, compared with a 1.42% return by the Index.

Portfolio Review

We positioned the Fund for moderate spread tightening in 2013, as we believed that the high yield sector was attractive both on a fundamental basis and compared with other asset classes. At the same time, we anticipated the potential for rising interest rates, so we generally avoided low-coupon, longer-duration investments, while we added exposure to floating rate loans that would pay higher returns if interest rates rose.

Throughout the period, we stood by our investment discipline of seeking to avoid companies whose underlying creditworthiness we viewed as unsatisfactory, even when they were benefiting from investor demand for yield. We believe this strategy may serve the Fund well given the potential for heightened market volatility over the near term.

During the first half of 2013, the Fund’s performance relative to the Index was hurt by energy-related investments, including the largest individual detractor, OGX Petroleo, which is Brazil’s largest private oil and gas company. OGX encountered operational difficulties, including a liquidity crisis after one of its key oil fields proved uneconomical. As a result, the bonds fell sharply, and we sold our investment.

Despite the setback with OGX, we continued to see potential in energy, and we sought to position the Fund to participate in what we believed could be an active mergers and acquisitions market in the sector. This approach proved successful in the first quarter, when natural gas pipeline company Copano Energy was acquired by an investment grade company, making it the Fund’s strongest individual performer for the six-month period.

The Fund’s holdings in media, excluding cable, detracted from relative performance, and an underweight in consumer finance companies also detracted from relative performance. Credit selection in pharmaceuticals and gaming aided relative performance.

Outlook

Our outlook for the high yield sector remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. We also believe that improved corporate liquidity, positive earnings momentum, and the sharp reduction in the number of bonds due to mature over the next few years will help to support high yield bond prices while keeping defaults to a minimum. In our view, the recent selloff in the high yield market was overdone, and has created some attractive investment opportunities for investors.

www.RSinvestments.com	15

RS HIGH YIELD FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

16	www.RSinvestments.com

RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $117,057,263

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
The Neiman Marcus Group, Inc.	4.000%	5/16/2018	1.70%
Select Medical Corp.	6.375%	6/1/2021	1.14%
Tops Holding Corp.	8.875%	12/15/2017	1.11%
Harrah’s Prop Co.	3.690%	2/13/2014	1.10%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.04%
Gibson Energy, Inc.	6.750%	7/15/2021	1.02%
99 Cents Only Stores	11.000%	12/15/2019	0.97%
CDW LLC	8.500%	4/1/2019	0.92%
Citgo Petroleum Corp.	11.500%	7/1/2017	0.90%
First Data Corp.	8.750%	1/15/2022	0.89%
Total			10.79%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high yield debt market. The Barclays U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	17

RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	1.04%	8.70%	9.96%	9.28%	7.36%	6.12%
with maximum sales charge	-2.71%	4.63%	8.59%	8.44%	6.95%	5.84%
Class C Shares (8/7/00)
without sales charge	0.53%	7.74%	9.14%	8.47%	6.57%	5.58%
with sales charge	-0.45%	6.74%	9.14%	8.47%	6.57%	5.58%
Class K Shares (5/15/01)	0.85%	8.11%	9.52%	8.85%	6.94%	6.64%
Class Y Shares (5/12/09)	1.00%	8.76%	10.12%	—	—	13.15%
Barclays U.S. Corporate High-Yield Index[1]	1.42%	9.50%	10.74%	10.94%	8.91%	7.35%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2013: $18,891 (Class C), $19,559 (Class K) and $16,667 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

18	www.RSinvestments.com

RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•

After starting out the year on a positive note, the tax-exempt bond market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance in all sectors of the fixed income market.

•

RS Tax-Exempt Fund (the “Fund”) delivered negative performance for the six-month period ended June 30, 2013, and underperformed its benchmark, the Barclays Municipal Bond Index[1] (the “Index”). The largest detractor from relative performance was the fact that the Fund had a longer duration than the Index, which means that the Fund was more sensitive than the Index to the rise in interest rates that occurred in the second quarter. Sector and credit quality selection both contributed positively to relative performance.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by municipal bonds and other non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, the municipal market suffered one of the heaviest selloffs in more than two decades late in the second quarter. This led to the postponement of over 40% of the municipal new issue calendar in the final weeks of June 2013. As a result, roughly $170 billion in new municipal bonds were issued in the first six months of 2013, a decline of about 12% from the first six months of 2012. The pace of refundings also slowed, as many eligible issuers had already taken advantage of last year’s low rates to meet their refunding needs.

Performance Update

The Fund (Class A Shares) returned -3.93% for the six months ended June 30, 2013. The Fund underperformed the Index, which returned -2.69%.

Portfolio Review

The Fund’s longstanding investment approach relies on analysis of the fundamentals of each issuer, rather than solely on ratings or insurance. The Fund typically holds about 215 to 240 issues, compared with about 47,000 in the Index. The Fund does not

www.RSinvestments.com	19

RS TAX-EXEMPT FUND

attempt to replicate the Index, and it may contain securities that are not in the Index. There are no expenses associated with the Index, while there are expenses associated with the Fund.

The Fund maintained an overall high-grade credit profile and held no bonds rated below investment grade. In keeping with our investment strategy, we did not reach for yield at the expense of credit quality or use derivatives to boost returns.

In the first five months of the year, when lower-rated, higher yielding bonds continued to outperform, the focus on credit quality detracted from the Fund’s relative performance.

During the first quarter, we reduced the Fund’s exposure to bonds issued by Puerto Rico and focused our remaining Puerto Rican exposure on higher-rated holdings. We made this change as concerns mounted with respect to Puerto Rico’s large unfunded pension liabilities, weak economy, and budget problems. The Fund did not own any Detroit obligations during the period.

Sector selection aided the Fund’s relative performance during the six-month period due largely to overweight positions in the transportation, water and sewer, and education sectors.

Given the many opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while seeking to avoid large concentrations in any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated credits.

Outlook

We believe that municipal debt will continue to play a valuable role for investors, especially as concerns rise about potential tax increases. While we expect state and local budgets to remain under pressure in the near term, we believe an improving economy could ultimately support healthy state revenue growth. We will continue to monitor changes in tax and spending policies closely, and we hope that legislators will recognize the societal importance of providing individuals with effective incentives to support the funding of projects such as roads, schools, and water systems. In this environment, we remain committed to our disciplined investment approach, and we will maintain our focus on the quality and stability of issuers.

20	www.RSinvestments.com

RS TAX-EXEMPT FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

www.RSinvestments.com	21

RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $412,318,450

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	9.0%	7.1%
Hospital/Nursing Home/Health Care	7.2%	9.0%
Housing	1.1%	1.3%
Industrial Revenue	3.2%	3.1%
Leasing	6.4%	7.4%
Other	0.8%	0.0%
Power	3.2%	6.6%
Resource Recovery	0.9%	0.2%
Special Tax	9.3%	11.2%
Transportation	23.3%	15.3%
Water and Sewer	9.7%	9.0%

Revenue Total	74.1%	70.2%
AA Insured Bonds	0.0%	0.3%
Prerefunded	3.7%	5.8%
Total Insured Bonds	2.3%	25.8%

22	www.RSinvestments.com

RS TAX-EXEMPT FUND

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
New Jersey St. Economic Dev. Auth. Rev.	1.310%	9/1/2025	1.22%
New Jersey St. Transn. Tr. Fd. Auth.	5.500%	6/15/2031	1.21%
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.	5.500%	8/1/2037	0.98%
Illinois St. G.O.	5.000%	1/1/2019	0.90%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	0.88%
Illinois St. G.O.	5.000%	3/1/2017	0.80%
New Jersey St. Trans. Trust Fund Auth. Rev.	5.500%	6/15/2041	0.80%
New Jersey St. Economic Dev. Auth. Rev.	5.000%	6/15/2017	0.79%
Chicago IL Sales Tax Rev.	5.250%	1/1/2038	0.78%
Port Authority of NY & NJ	5.000%	10/1/2030	0.78%
Total			9.14%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	23

RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-3.93%	-0.69%	4.04%	5.23%	4.16%	4.88%
with maximum sales charge	-7.51%	-4.45%	2.73%	4.42%	3.76%	4.68%
Class C Shares (8/7/00)
without sales charge	-4.23%	-1.48%	3.21%	4.41%	3.37%	4.33%
with sales charge	-5.18%	-2.44%	3.21%	4.41%	3.37%	4.33%
Class Y Shares (5/12/09)	-3.87%	-0.57%	4.18%	—	—	4.95%
Barclays Municipal Bond Index[1]	-2.69%	0.24%	4.46%	5.33%	4.43%	5.53%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2013: $13,927 (Class C) and $12,212 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

24	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

RS High Income Municipal Bond Fund Commentary

Highlights

•

After starting out the year on a positive note, the tax-exempt bond market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance in all sectors of the fixed income market.

•

RS High Income Municipal Bond Fund (the “Fund”) delivered negative returns for the six months ended June 30, 2013, and underperformed its benchmark, the Barclays Municipal Bond Index.[1] The largest detractor from relative performance was the fact that the Fund had a longer duration than the Barclays Municipal Bond Index, which means that the Fund was more sensitive to the rise in interest rates that occurred in the second quarter. Security, sector, and credit quality selection all contributed positively to performance relative to the Barclays Municipal Bond Index.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by municipal bonds and other non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013 after the Fed suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, the municipal market suffered one of the heaviest selloffs in more than two decades late in the second quarter. This led to the postponement of over 40% of the municipal new issue calendar in the final weeks of June 2013. As a result, roughly $170 billion in new municipal bonds were issued in the first six months of 2013, a decline of about 12% from the first six months of 2012. The pace of refundings also slowed, as many eligible issuers had already taken advantage of last year’s low rates to meet their refunding needs.

Performance Update

The Fund (Class A Shares) returned -3.50% for the six months ended June 30, 2013, compared with a -2.69% return for the Barclays Municipal Bond Index. The Fund’s secondary index, the Barclays High Yield Municipal Bond Index,2 which has a lower credit-rating profile than the Fund, returned -2.19%.

www.RSinvestments.com	25

RS HIGH INCOME MUNICIPAL BOND FUND

Portfolio Review

The Fund’s longstanding investment approach relies on analysis of the fundamentals of each issuer rather than solely on ratings or insurance. The Fund typically holds 110 to 150 issues, compared with about 47,000 in the Barclays Municipal Bond Index, and more than 2,600 in the Barclays High Yield Municipal Bond Index. The Fund does not attempt to replicate these indexes, and it may contain securities not held in the indexes. There are no expenses associated with the indexes, while there are expenses associated with the Fund.

The Fund’s underperformance relative to both indexes primarily reflected the Fund’s longer duration relative to those indexes, which proved detrimental as interest rates rose late in the second quarter.

On a positive note, the Fund’s performance relative to its primary benchmark, the Barclays Municipal Bond Index, benefitted from positive security and credit quality selection, along with overweight positions in health care, transportation and special tax bonds. The Fund’s security selection was advantageous during the second quarter market selloff and helped to insulate the Fund from volatility.

Given the many opportunities open to a national tax-exempt fund, we continue to focus on issuers that we believe offer high quality and value, while seeking to avoid large concentrations in any single issuer, insurer, industry, sector, or state. The Fund did not own Detroit general obligations during the period, and we sold the Fund’s holdings in Detroit water and sewer bonds during the second quarter.

The Fund maintained a modest profile in the alternative minimum tax (AMT) sector, an area that we believe offers attractive yields and solid credit quality. The majority of the Fund’s AMT credits are rated A or better, and we continue to seek opportunities to maximize current income with higher coupon bonds that meet our selection criteria.

Outlook

We believe that municipal debt will continue to play a valuable role for investors, especially as concerns rise over potential tax increases. While we expect state and local budgets to remain under pressure in the near term, we believe an improving economy could ultimately support healthy state revenue growth. We will continue to monitor changes in tax and spending policies closely, and we hope that legislators will recognize the societal importance of providing individuals with effective incentives to support the funding of projects such as roads, schools, and water systems. In this environment, we remain committed to our disciplined investment approach, and we will maintain our focus on the quality and stability of issuers.

26	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

www.RSinvestments.com	27

RS HIGH INCOME MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $196,054,862

Sector Allocation

Bond Quality Allocation[3]

28	www.RSinvestments.com

RS HIGH INCOME MUNICIPAL BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity	% of Total Net Assets
Regl. Transn. Dist. CO Private Activity Rev.	6.000%	1/15/2041	2.26%
Colorado Regl. Trans. Dist. Private Activity Rev.	6.000%	1/15/2034	1.95%
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev.	6.125%	8/1/2042	1.90%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2040	1.88%
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	1.86%
Dallas-Fort Worth Tex. Intl. Arpt. Fac. Impro. Corp. Rev.	5.000%	11/1/2032	1.59%
Broward Cnty. FLA Arpt. Sys. Rev.	5.000%	10/1/2037	1.42%
Illinois Fin. Auth. Rev.	6.250%	4/1/2029	1.42%
Kentucky St. Economic Dev. Fin. Auth.	6.375%	3/1/2040	1.40%
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.	6.375%	8/1/2039	1.37%
Total			17.05%

1	The Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	The Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. The Barclays High Yield Municipal Bond Index is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
3	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	29

RS HIGH INCOME MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-3.50%	-0.09%	5.38%	6.48%
with maximum sales charge	-7.15%	-3.85%	4.04%	5.33%
Class C Shares (12/31/09)
without sales charge	-3.96%	-0.89%	4.67%	5.83%
with sales charge	-4.91%	-1.85%	4.67%	5.83%
Class Y Shares (12/31/09)	-3.37%	0.14%	5.59%	6.65%
Barclays Municipal Bond Index[1]	-2.69%	0.24%	4.46%	4.78%	*
Barclays High Yield Municipal Bond Index[2]	-2.19%	5.38%	8.25%	9.20%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Income Municipal Bond Fund, the Barclays Municipal Bond Index, and the Barclays High Yield Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of June 30, 2013: $12,193 (Class C) and $12,526 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

30	www.RSinvestments.com

RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•

The leveraged loan market delivered modestly positive performance in the first half of 2013 despite heightened volatility late in the period, when the prospect of higher interest rates dampened investor appetite for risk.

•

RS Floating Rate Fund (the “Fund”) delivered positive returns for the six months, but underperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). The Fund’s relative performance was hurt by underweight exposure to lower-rated loans, but it benefitted from solid performance in select corporate bond holdings.

Market Overview

The leveraged loan market started out the year on a positive note as yield-hungry investors, optimistic about the U.S. economic outlook, embraced risk in pursuit of higher returns. Riskier assets outperformed the traditional safe havens in fixed income as low interest rates sent investors searching for higher yields. Investor appetite for risk reversed sharply beginning in May 2013, after the U.S. Federal Reserve (the “Fed”) suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter. The yield curve also steepened, with the yield on the 10-year Treasury climbing from a year to date low of 1.63% at the beginning of May 2013 to an intraday high of 2.67% on June 24, 2013, the highest level in nearly two years.

Despite these market dislocations, investor pursuit of yield led to outperformance by high yield bonds and floating rate bank loans relative to other fixed income sectors during the period. Cash flows into floating rate mutual funds remained strong in the first half of 2013 as investors sought to position themselves in instruments that have the potential to benefit from higher returns as interest rates increase.

Issuance of collateralized loan obligations (CLOs), another indicator of the loan market’s health, grew by $26 billion in the first quarter, the strongest three-month period for CLO issuance since 2007. Issuance slowed to $16 billion in the second quarter. The majority of floating rate loan issuance in the first half of 2013 was for corporate refinancing and recapitalizations. Merger and acquisition activity, typically a key driver of corporate borrowing, remained muted.

Performance Update

The Fund (Class A Shares) returned 1.70% for the six months ended June 30, 2013, underperforming the Index return of 2.31%.

www.RSinvestments.com	31

RS FLOATING RATE FUND

Portfolio Review

Performance relative to the Index was hindered by security selection. The Fund’s relatively conservative credit positioning, including an underweight in loans rated CCC or lower, detracted from relative performance as lower-rated debt generally outperformed in the first four months of 2013. On a positive note, the Fund’s exposure to high yield corporate bonds, which are not included in the Index, aided relative performance.

Fund performance also reflected the recent wave of loan refinancings. In the first half of the year, the Fund experienced loan refinancings that resulted in a decline in yield of about 40 basis points. Following the mid-May 2013 shakeup in the fixed income market, this refinancing trend came to a halt, which we believe may help to support yields at current levels in the loan market. We also anticipate that robust CLO issuance should continue through the remainder of 2013. Because CLOs tend to follow a buy and hold policy, with financing sometimes locked in for several years, we believe that increased activity in CLOs could act as a stabilizing force in the loan market.

Outlook

We expect continued demand for leveraged loans against a backdrop of moderate U.S. economic growth, stable inflation, concerns about rising interest rates, and continued investor demand for yield. We also believe that default rates for the broader loan market should remain low.

In our view, the recent market dislocations have created opportunities in both the high yield bond and leveraged loan markets, and we remain on the lookout for opportunities that will benefit our shareholders.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

32	www.RSinvestments.com

RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $2,574,203,572

Sector Allocation

Top Ten Holdings[2]

Holding	Discount/ Coupon	Maturity	% of Total Net Assets
Del Monte Foods Co.	4.000%	3/8/2018	1.53%
HJ Heinz Co.	3.500%	6/5/2020	1.50%
JC Penney Corp., Inc.	6.000%	5/21/2018	1.36%
Arch Coal, Inc.	5.750%	5/16/2018	1.26%
Chesapeake Energy Corp.	5.750%	12/1/2017	1.26%
Albertson’s LLC	4.750%	3/21/2019	1.22%
Axalta Coating Systems U.S. Holdings, Inc.	4.750%	2/3/2020	1.16%
Cricket Communications, Inc.	4.750%	3/9/2020	1.15%
FMG America Finance, Inc.	5.250%	10/18/2017	1.15%
Yankee Cable Acquisition LLC	5.250%	3/1/2016	1.15%
Total			12.74%

1	The S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar denominated institutional leveraged loans. The S&P/LSTA Leveraged Loan Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

www.RSinvestments.com	33

RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	1.70%	6.49%	6.37%	5.96%
with maximum sales charge	-0.62%	4.11%	5.57%	5.28%
Class C Shares (12/31/09)
without sales charge	1.30%	5.52%	5.70%	5.34%
with sales charge	0.30%	4.52%	5.70%	5.34%
Class K Shares (12/31/09)	1.55%	5.94%	5.96%	5.57%
Class Y Shares (12/31/09)	1.82%	6.61%	6.55%	6.08%
S&P/LSTA U.S. Leveraged Loan Index[1]	2.31%	7.32%	6.68%	6.70%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2013: $11,996 (Class C), $12,087 (Class K) and $12,294 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

34	www.RSinvestments.com

RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•

After starting out the year on a positive note, the fixed income market reversed direction in May and June as the prospect of less accommodation by the U.S. Federal Reserve (the “Fed”) triggered a selloff that dampened performance throughout the market.

•

RS Strategic Income Fund (the “Fund”) delivered negative performance for the six months ended June 30, 2013, but outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”). Sector selection, including investments in high yield and other sectors outside the Index, was the dominant contributor to the Fund’s performance relative to the Index.

Market Overview

Fixed income markets delivered broadly positive performance in the early months of 2013 as improvements in the U.S. economy led investors to embrace risk in pursuit of higher returns. This thirst for yield helped to drive outperformance by non-Treasury areas of the fixed income market. Investor appetite for risk reversed sharply beginning in May 2013, after the Fed suggested it might start to scale back its monetary stimulus efforts if the U.S. economy continued to strengthen. The prospect of reduced Fed support for the credit markets contributed to widening spreads and rising interest rates in the second quarter.

Against this backdrop, most sectors of the fixed income market delivered negative performance for the six-month period ended June 30, 2013. Shorter-maturity investments generally outperformed longer-maturity investments of similar credit quality. High yield bonds modestly outperformed the broader fixed income market for the six-month period, due in part to strong relative returns in the early months of the year.

Performance Update

The Fund (Class A Shares) returned -2.16% for the six months ended June 30, 2013, outperforming the Index, which returned -2.44% for the period.

Portfolio Review

The Fund’s outperformance relative to the Index was primarily due to overweight positions in non-Treasury spread sectors. High yield bonds and bank loans, which are not represented in the Index, constituted the Fund’s largest positions and outperformed.

Early in 2013, our assessment of changing market dynamics and risks led us to increase exposure to floating rate loans, which we viewed as attractively valued relative to high yield bonds. These loans also offer credit seniority, as well as some protection against interest rate increases. In the first quarter, we scaled back our exposure to Agency mortgage-backed securities (MBS), which had a difficult second quarter.

www.RSinvestments.com	35

RS STRATEGIC INCOME FUND

We viewed widening spreads in several sectors during the second quarter as an opportunity to add to holdings that we think can benefit from an improving economy, including investment grade and high yield corporate debt and non-Agency residential mortgage-backed securities (RMBS), which we believe have the potential to benefit from the recovery in the housing market. In CMBS and non-Agency RMBS, we focused on shorter duration, seasoned bonds.

Outlook

Our outlook for non-Treasury sectors of the fixed income market remains positive given our view of the prospects for improving U.S. economic growth, stable inflation, and continued investor demand for yield. At the same time, we recognize that uncertainty over near-term Fed policy could contribute to heightened volatility in the fixed income markets. We will continue to closely monitor economic and market developments, and may adjust the Fund’s positions as appropriate. Mitigating downside risks remains one of our top priorities, but we also have sought to position the Fund to benefit from continued improvements in the economy and credit markets.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

36	www.RSinvestments.com

RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $96,180,518

Sector Allocation

Bond Quality Allocation[2]

www.RSinvestments.com	37

RS STRATEGIC INCOME FUND

Top Ten Holdings[3]

Holding	Coupon	Maturity	% of Total Net Assets
FNMA Mortgage Pass-Through	3.000%	12/1/2043	3.15%
Bank of America Corp.	5.875%	1/5/2021	1.76%
FNMA Mortgage Pass-Through	3.500%	12/1/2043	1.58%
Citigroup, Inc.	4.500%	1/14/2022	1.35%
FNMA Mortgage Pass-Through	3.500%	6/1/2042	1.35%
Energy Transfer Partners L.P.	6.700%	7/1/2018	1.22%
JPMorgan Chase & Co.	6.000%	1/15/2018	1.19%
Anadarko Petroleum Corp.	5.950%	9/15/2016	1.17%
Chicago IL O’Hare Intl. Arpt. Rev.	5.000%	1/1/2024	1.14%
Petrobras International Finance Co.	5.875%	3/1/2018	1.12%
Total			15.03%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of June 30, 2013.
2	Source: Moody’s, Standard and Poor’s, Fitch Ratings.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

38	www.RSinvestments.com

RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	-2.16%	1.87%	5.43%	5.94%
with maximum sales charge	-5.79%	-1.95%	4.11%	4.79%
Class C Shares (12/31/09)
without sales charge	-2.54%	1.05%	4.78%	5.36%
with sales charge	-3.50%	0.08%	4.78%	5.36%
Class K Shares (12/31/09)	-2.36%	1.43%	5.08%	5.64%
Class Y Shares (12/31/09)	-2.12%	2.00%	5.59%	6.08%
Barclays U.S Aggregate Bond Index[1]	-2.44%	-0.69%	3.51%	4.54%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2013: $12,003 (Class C), $12,116 (Class K) and $12,291 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	39

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

40	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	41

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS Investment Quality Bond Fund	Class A	$1,000.00	$969.30	$4.15	0.85%
	Class C	$1,000.00	$965.70	$7.80	1.60%
	Class K	$1,000.00	$967.50	$6.10	1.25%
	Class Y	$1,000.00	$970.20	$3.22	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$993.20	$4.00	0.81%
	Class C	$1,000.00	$989.50	$7.74	1.57%
	Class K	$1,000.00	$991.10	$6.12	1.24%
	Class Y	$1,000.00	$994.30	$2.92	0.59%
RS High Yield Fund	Class A	$1,000.00	$1,010.40	$4.74	0.95%
	Class C	$1,000.00	$1,005.30	$8.45	1.70%
	Class K	$1,000.00	$1,008.50	$6.72	1.35%
	Class Y	$1,000.00	$1,010.00	$3.79	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$960.70	$3.89	0.80%
	Class C	$1,000.00	$957.70	$7.77	1.60%
	Class Y	$1,000.00	$961.30	$3.21	0.66%
RS High Income Municipal Bond Fund	Class A	$1,000.00	$965.00	$3.46	0.71%
	Class C	$1,000.00	$960.40	$7.29	1.50%
	Class Y	$1,000.00	$966.30	$2.24	0.46%
RS Floating Rate Fund	Class A	$1,000.00	$1,017.00	$4.45	0.89%
	Class C	$1,000.00	$1,013.00	$8.44	1.69%
	Class K	$1,000.00	$1,014.50	$6.89	1.38%
	Class Y	$1,000.00	$1,018.20	$3.35	0.67%
RS Strategic Income Fund	Class A	$1,000.00	$978.40	$3.83	0.78%
	Class C	$1,000.00	$974.60	$7.78	1.59%
	Class K	$1,000.00	$976.40	$6.03	1.23%
	Class Y	$1,000.00	$978.80	$2.55	0.52%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.78	$4.06	0.81%
	Class C	$1,000.00	$1,017.01	$7.85	1.57%
	Class K	$1,000.00	$1,018.65	$6.21	1.24%
	Class Y	$1,000.00	$1,021.87	$2.96	0.59%
RS High Yield Fund	Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Class C	$1,000.00	$1,016.36	$8.50	1.70%
	Class K	$1,000.00	$1,018.10	$6.76	1.35%
	Class Y	$1,000.00	$1,021.03	$3.81	0.76%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%

42	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Hypothetical Return (5% Return Before Expenses)		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS High Income Municipal Bond Fund	Class A	$1,000.00	$1,021.27	$3.56	0.71%
	Class C	$1,000.00	$1,017.36	$7.50	1.50%
	Class Y	$1,000.00	$1,022.51	$2.31	0.46%
RS Floating Rate Fund	Class A	$1,000.00	$1,020.38	$4.46	0.89%
	Class C	$1,000.00	$1,016.41	$8.45	1.69%
	Class K	$1,000.00	$1,017.95	$6.90	1.38%
	Class Y	$1,000.00	$1,021.47	$3.36	0.67%
RS Strategic Income Fund	Class A	$1,000.00	$1,020.93	$3.91	0.78%
	Class C	$1,000.00	$1,016.91	$7.95	1.59%
	Class K	$1,000.00	$1,018.70	$6.16	1.23%
	Class Y	$1,000.00	$1,022.22	$2.61	0.52%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

www.RSinvestments.com	43

This Page Intentionally Left Blank

Financial Information

Six-Month Period Ended June 30, 2013

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities – 2.7%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.453% due 4/25/2033(1)	$424,149	$424,158
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(2)	370,000	375,859
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	28,002	28,279
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	163,190	161,987
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)(3)	2,006,656	2,142,212
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)(3)	1,392,343	1,453,435

Total Asset Backed Securities (Cost $4,416,245)		4,585,930

	Principal Amount	Value
Collateralized Mortgage Obligations – 14.2%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	779,588	809,514
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	1,072,611	1,131,045
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	27,391	27,423
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	80,238	81,311
2006-19CB A15 6.00% due 8/25/2036	339,844	289,185
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	381,826	392,312
2003-J7 2A12 5.00% due 8/25/2033	447,367	463,350

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2004-5 2A9 5.25% due 5/25/2034	$638,826	$654,872
2003-11 A31 5.50% due 5/25/2033	547,882	571,302
2002-19 1A1 6.25% due 11/25/2032	212,741	215,299
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	407,499
1534 Z 5.00% due 6/15/2023	164,629	163,885
3227 PR 5.50% due 9/15/2035(3)	2,187,190	2,308,959
FNMA 2012-139 NZ 3.00% due 12/25/2042	1,344,963	1,273,290
2013-13 UZ 4.00% due 3/25/2043	1,424,295	1,368,404
2013-54 ZP 4.00% due 6/25/2043	1,010,112	983,012
2002-77 QG 5.50% due 12/25/2032	769,045	865,855
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	560,222	630,114
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	74,055	77,231
JPMorgan Mortgage Trust 2005-A3 11A2 4.225% due 6/25/2035(1)	1,014,072	992,700
2004-S2 1A3 4.75% due 11/25/2019	403,470	406,863
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.626% due 11/21/2034(1)	1,034,238	1,055,470
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	173,455	180,771
2003-7 4A33 5.25% due 9/25/2033(3)	833,907	864,524
2003-10 3A7 5.50% due 11/25/2033	287,878	301,962
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.54% due 2/25/2035(1)	390,886	390,696

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	$118,415	$123,378
2003-3 A9 5.50% due 1/25/2034	680,750	692,623
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	133,922	137,675
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	236,994	243,537
2005-S3 A1 4.75% due 3/25/2020	536,735	551,454
2006-S3 A7 5.50% due 3/25/2036	383,665	342,819
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.55% due 5/25/2034(1)	984,643	969,720
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	232,928	235,396
2005-1 4A1 5.00% due 2/25/2020	254,083	259,378
2004-20 7A1 5.25% due 11/25/2034	1,045,135	1,076,744
Wells Fargo Mortgage Backed Securities Trust 2005-AR12 2A6 2.64% due 6/25/2035(1)(3)	892,790	881,521
2004-Y 3A1 2.746% due 11/25/2034(1)	456,410	445,822
2005-2 2A1 4.75% due 4/25/2020(3)	261,138	269,393
2006-1 A3 5.00% due 3/25/2021	352,492	361,477
2006-7 1A1 5.25% due 6/25/2021	85,442	87,709
2003-17 1A14 5.25% due 1/25/2034	439,275	460,900
2004-6 A4 5.50% due 6/25/2034	209,573	220,655
2007-13 A7 6.00% due 9/25/2037	351,424	337,456

Total Collateralized Mortgage Obligations (Cost $24,469,896)		24,604,505

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Senior Secured Loans – 3.1%
Food And Beverage – 0.4%
HJ Heinz Co. Term Loan B1 3.25% due 6/7/2019(1)	$750,000	$748,635

		748,635
Gaming – 0.6%
Scientific Games International, Inc. New Term Loan B 4.25% due 5/22/2020(1)	1,000,000	984,170

		984,170
Healthcare – 0.6%
Fresenius Medical Care Holdings, Inc. Term Loan A 1.945% due 10/26/2017(1)	800,000	799,000
IMS Health, Inc. Term Loan B1 3.75% due 9/1/2017(1)	240,944	240,644

		1,039,644
Pharmaceuticals – 1.3%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(1)	487,843	489,448
RPI Finance Trust New Term Loan Tranche 1 3.25% due 11/9/2016(1)	1,455,036	1,455,487
New Term Loan Tranche 2 3.50% due 5/9/2018(1)	198,143	198,192

		2,143,127
Refining – 0.2%
Tesoro Corp. Term Loan B 2.523% due 1/29/2016(1)	400,000	399,500

		399,500
Total Senior Secured Loans (Cost $5,327,349)		5,315,076

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 18.9%
American Tower Trust I 13 2A 3.07% due 3/15/2048(2)(3)	1,000,000	955,135

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage, Inc. 2006-2 A4 5.919% due 5/10/2045(1)	$927,000	$1,023,630
Bear Stearns Commercial Mortgage Securities 2005-PW10 A4 5.405% due 12/11/2040(1)	1,300,000	1,392,578
2005-PW10 AM 5.449% due 12/11/2040(1)(3)	810,000	866,025
CGRBS Commercial Mortgage Trust 2013-VN05 TH 3.369% due 3/13/2035	1,000,000	952,682
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	173,187	174,259
Citigroup Commercial Mortgage Trust 2013-375P 3.634% due 5/10/2023	900,000	854,534
2006-C5 A4 5.431% due 10/15/2049(3)	1,351,000	1,496,438
Commercial Mortgage Trust 2012-CR4 AM 3.251% due 10/15/2045	800,000	749,175
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	1,500,000	1,721,213
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)	335,000	357,487
DBUBS Mortgage Trust 2011-LC1A A3 5.002% due 11/10/2046(2)	500,000	550,763
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(2)	1,474,699	1,473,902
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	609,524
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	955,605	973,242
GS Mortgage Securities Corp. II 2012-GCJ7 A4 3.377% due 5/10/2045(3)	2,100,000	2,069,789
2012-ALOH A 3.551% due 4/10/2034(2)(3)	1,500,000	1,476,905

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Irvine Core Office Trust 2013-IRV B 3.305% due 5/15/2048(1)(2)	$560,000	$491,649
JPMorgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A 3.093% due 7/5/2032(2)	1,150,000	1,093,283
2011-PLSD A2 3.364% due 11/13/2044(2)(3)	1,550,000	1,620,996
2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,061,883
2005-LDP5 A4 5.367% due 12/15/2044(1)(3)	1,290,000	1,392,092
2006-LDP7 AM 6.056% due 4/15/2045(1)	300,000	329,639
LB UBS Commercial Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039	455,000	498,798
Morgan Stanley Capital I 2005-IQ10 A4A 5.23% due 9/15/2042(1)(3)	1,761,142	1,876,391
2005-HQ7 AAB 5.355% due 11/14/2042(1)(3)	354,757	354,716
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020(3)	560,000	584,502
Queens Center Mortgage Trust 2013-QCA A 3.275% due 1/11/2037(2)	1,150,000	1,058,921
SBA Tower Trust 2.24% due 4/15/2018(2) 4.254% due 4/15/2015(2)(3)	500,000 1,660,000	489,576 1,718,291
VNO Mortgage Trust 2012-6AVE A 2.996% due 11/15/2030(2)	575,000	536,020
2012-6AVE B 3.298% due 11/15/2030(2)	575,000	538,033
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	452,258	458,383
2005-C18 A4 4.935% due 4/15/2042	705,000	744,209

Total Commercial Mortgage-Backed Securities (Cost $32,705,244)		32,544,663

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Corporate Bonds – 33.4%
Aerospace & Defense – 0.4%
Northrop Grumman Space 7.75% due 6/1/2029	$150,000	$192,054
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	400,000	430,570

		622,624
Automotive – 1.1%
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	525,159
Ford Motor Credit Co. LLC Sr. Nt. 4.25% due 9/20/2022	250,000	245,717
8.00% due 6/1/2014	650,000	687,463
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	350,000	364,945

		1,823,284
Banking – 6.2%
Ally Financial, Inc. 4.50% due 2/11/2014	350,000	352,975
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	850,000	943,538
Citigroup, Inc. Sr. Nt. 4.50% due 1/14/2022	400,000	416,732
6.125% due 11/21/2017	350,000	397,792
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	350,000	393,745
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	466,811
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	350,000	348,687
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	477,260
Intesa Sanpaolo SpA Sr. Nt. 3.875% due 1/16/2018	600,000	576,127

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
JPMorgan Chase & Co. Sub. Nt. 3.375% due 5/1/2023	$300,000	$279,348
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	393,824
Morgan Stanley Sr. Nt. 3.75% due 2/25/2023	300,000	286,885
5.95% due 12/28/2017(3)	1,325,000	1,470,142
Rabobank Nederland 3.95% due 11/9/2022	400,000	382,509
Regions Bank Sub. Nt. 7.50% due 5/15/2018	500,000	583,203
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022	400,000	380,628
Standard Chartered PLC Sub. Nt. 3.95% due 1/11/2023(2)	600,000	558,148
The Goldman Sachs Group, Inc. Sub. Nt. 5.625% due 1/15/2017	680,000	736,974
Sr. Nt.
5.75% due 1/24/2022	500,000	551,506
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	400,000	441,682
USB Realty Corp. Jr. Sub. Nt. 1.424% due 1/15/2017(1)(2)(4)	250,000	215,000

		10,653,516
Brokerage – 0.6%
KKR Group Finance Co. 6.375% due 9/29/2020(2)	600,000	681,960
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	300,000	317,049

		999,009
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	350,000	394,139
Owens Corning, Inc. 4.20% due 12/15/2022	500,000	484,493

		878,632

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Chemicals – 1.7%
Cabot Corp. Sr. Nt. 3.70% due 7/15/2022	$500,000	$483,618
Celanese US Holdings LLC 5.875% due 6/15/2021	750,000	795,000
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	400,000	436,789
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	110,756
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019	700,000	761,667
NewMarket Corp. 4.10% due 12/15/2022	400,000	387,539

		2,975,369
Diversified Manufacturing – 0.6%
ABB Finance USA, Inc. 2.875% due 5/8/2022	500,000	479,031
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	237,452
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	400,000	394,441

		1,110,924
Electric – 1.3%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	300,000	314,904
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	324,955
Nevada Power Co. 6.65% due 4/1/2036	250,000	314,094
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	496,601
Union Electric Co. Sr. Sec. Nt. 3.90% due 9/15/2042	500,000	455,497
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	316,045

		2,222,096

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Energy - Integrated – 0.4%
BP Capital Markets PLC 4.50% due 10/1/2020	$375,000	$406,833
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	345,969

		752,802
Entertainment – 0.2%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	437,003

		437,003
Food And Beverage – 1.0%
Anheuser-Busch InBev Worldwide, Inc. 3.75% due 7/15/2042	800,000	693,132
Constellation Brands, Inc. 4.25% due 5/1/2023	700,000	660,625
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	329,305

		1,683,062
Gaming – 0.1%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	105,000	105,525

		105,525
Government Related – 1.6%
Abu Dhabi National Energy Co. Sr. Nt. 3.625% due 1/12/2023(2)	400,000	370,000
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	533,475	581,488
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	250,000	260,131
Petrobras International Finance Co. 5.875% due 3/1/2018	800,000	860,954
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	643,500

		2,716,073
Health Insurance – 0.1%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	149,682

		149,682

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare – 0.6%
Amsurg Corp. 5.625% due 11/30/2020	$500,000	$500,000
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	201,570
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	327,750

		1,029,320
Home Construction – 0.5%
Toll Brothers Finance Corp. 5.875% due 2/15/2022	750,000	783,750

		783,750
Independent Energy – 1.8%
Bonanza Creek Energy, Inc. Sr. Nt. 6.75% due 4/15/2021	500,000	518,726
Chesapeake Energy Corp. 7.25% due 12/15/2018	650,000	724,750
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	650,000	666,894
Talisman Energy, Inc. Sr. Nt. 5.50% due 5/15/2042	800,000	783,285
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	423,000

		3,116,655
Industrial - Other – 0.3%
URS Corp. 5.50% due 4/1/2022(2)	500,000	515,947

		515,947
Insurance - Life – 1.0%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	281,102
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	125,000	127,813
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	366,587

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	$300,000	$327,037
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	300,000	366,373
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	300,000	334,256

		1,803,168
Insurance P&C – 1.1%
Assurant, Inc. Sr. Nt. 4.00% due 3/15/2023	700,000	677,615
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	445,892
Markel Corp. Sr. Nt. 3.625% due 3/30/2023	500,000	476,085
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	321,000

		1,920,592
Media Cable – 0.7%
Comcast Corp. 6.45% due 3/15/2037	250,000	298,925
Time Warner Cable, Inc. 5.85% due 5/1/2017	550,000	605,994
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	308,250

		1,213,169
Metals And Mining – 0.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	493,587
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	450,000	408,760
Steel Dynamics, Inc. 5.25% due 4/15/2023(2)	250,000	245,000
Vale Overseas Ltd. 6.25% due 1/23/2017	300,000	335,193

		1,482,540

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	$650,000	$689,000

		689,000
Non Captive Diversified – 1.1%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(2)	800,000	813,000
General Electric Capital Corp. Sr. Nt. 6.75% due 3/15/2032	200,000	239,805
International Lease Finance Corp. Sr. Nt. 4.625% due 4/15/2021	950,000	874,000

		1,926,805
Oil Field Services – 1.1%
Nabors Industries, Inc. 4.625% due 9/15/2021	750,000	737,240
Transocean, Inc. 6.00% due 3/15/2018	500,000	560,321
Weatherford Bermuda 5.125% due 9/15/2020	350,000	366,850
6.50% due 8/1/2036	250,000	253,066

		1,917,477
Packaging – 0.8%
Ball Corp. 5.00% due 3/15/2022(3)	900,000	895,500
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020	500,000	495,000

		1,390,500
Paper – 0.9%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	670,000	747,118
Rock Tenn Co. 4.90% due 3/1/2022	800,000	824,536

		1,571,654
Pharmaceuticals – 0.5%
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	850,000	912,760

		912,760

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Pipelines – 1.5%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	$400,000	$444,739
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	429,164
Energy Transfer Partners LP Sr. Nt. 5.15% due 2/1/2043	500,000	454,461
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)	400,000	446,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	750,000	806,027

		2,580,391
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	400,000	382,600

		382,600
REITs – 1.3%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	300,000	310,581
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	1,000,000	1,074,505
ProLogis LP 6.875% due 3/15/2020	400,000	464,135
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	400,000	415,364

		2,264,585
Supermarkets – 0.2%
Delhaize Group SA 5.70% due 10/1/2040	400,000	379,998

		379,998
Technology – 0.3%
Apple, Inc. Sr. Nt. 3.85% due 5/4/2043	500,000	444,116

		444,116
Transportation Services – 0.2%
Sydney Airport Finance Co. Pty Ltd. Sr. Sec. Nt. 3.90% due 3/22/2023(2)	400,000	377,384

		377,384

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Wireless – 0.9%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	$700,000	$758,232
Sprint Nextel Corp. Sr. Nt. 6.00% due 12/1/2016	648,000	683,640
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	100,000	110,411

		1,552,283
Wirelines – 1.3%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	300,000	333,530
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	346,818
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	115,000	156,238
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	518,750
Telecom Italia Capital 5.25% due 10/1/2015	150,000	157,459
Telecom Italia Capital SA 5.25% due 11/15/2013	300,000	303,759
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	350,000	407,538

		2,224,092
Total Corporate Bonds (Cost $56,160,842)		57,608,387

	Principal Amount	Value
Hybrid ARMS – 0.1%
FNMA
2.693% due 12/1/2036(1)(3)	160,882	171,410
2.815% due 8/1/2046(1)	75,032	79,027

Total Hybrid ARMS (Cost $237,292)		250,437

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Mortgage Pass-Through Securities – 15.9%
FHLMC
4.00% due 12/1/2040	$3,106,030	$3,231,820
5.50% due 6/1/2038	206,183	221,503
7.00% due 9/1/2038	54,850	62,582
FNMA
3.00% due 12/1/2043(5)	8,510,000	8,314,536
3.50% due 6/1/2042	3,364,730	3,420,258
3.50% due 12/1/2043(5)	1,115,000	1,131,899
4.00% due 9/1/2040(3)	2,624,389	2,734,208
4.50% due 12/1/2043(5)	2,700,000	2,856,937
5.00% due 12/1/2034 - 12/1/2039	3,555,985	3,832,545
5.50% due 4/1/2022 - 1/1/2038(3)	1,128,123	1,223,063
6.00% due 8/1/2021	132,774	145,161
6.50% due 7/1/2014	3,057	3,066
7.00% due 9/1/2014 - 6/1/2032	93,313	106,965
7.50% due 12/1/2029 - 2/1/2031	93,677	108,677
8.00% due 6/1/2030 - 9/1/2030	41,754	49,152
GNMA 6.00% due 12/15/2033	65,454	73,443

Total Mortgage Pass-Through Securities (Cost $27,419,104)		27,515,815

	Principal Amount	Value
Municipal Bonds – 1.7%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	300,000	330,279
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	400,000	466,344
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	350,961
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	600,000	664,236
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	382,191
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	348,501

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	$400,000	$467,988

Total Municipal Bonds (Cost $2,687,392)		3,010,500

	Principal Amount	Value
U.S. Government Securities – 5.8%
U.S. Treasury Bonds
2.75% due 11/15/2042	800,000	689,750
3.125% due 2/15/2043	1,145,000	1,068,787
U.S. Treasury Notes
1.375% due 5/31/2020	6,300,000	6,079,991
1.75% due 5/15/2023	2,300,000	2,154,093

Total U.S. Government Securities (Cost $9,967,991)		9,992,621

	Principal Amount	Value
Short-Term Investments – 10.4%
Air Products & Chemicals, Inc. 0.08% due 7/12/2013(3)	2,000,000	1,999,951
Exxon Mobil Corp. 0.05% due 7/11/2013(3)	2,000,000	1,999,972
Federal Home Loan Bank Discount Notes —% due 7/10/2013(3)(6)	4,000,000	3,999,980
Nestle Financial International Ltd. 0.08% due 7/11/2013(3)	2,000,000	1,999,956
Praxair, Inc. 0.04% due 7/9/2013(3)	2,000,000	1,999,982
U.S. Treasury Bills 0.031% due 7/5/2013(3)	2,000,000	1,999,993
U.S. Treasury Bills 0.032% due 7/11/2013(3)	2,000,000	1,999,982
United Parcel Services, Inc. 0.025% due 7/15/2013(3)	2,000,000	1,999,981

Total Short-Term Investments (Cost $17,999,767)		17,999,797

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $3,734,003, due 7/1/2013(7)	$3,734,000	$3,734,000
Total Repurchase Agreements (Cost $3,734,000)		3,734,000
Total Investments - 108.4% (Cost $185,125,122)		187,161,731
Other Liabilities, Net - (8.4)%		(14,558,207)
Total Net Assets - 100.0%		$172,603,524

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2013.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $26,329,538, representing 15.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is Perpetual. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	Zero coupon bond.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$3,812,287

At June 30, 2013, the Fund had entered into the following open option contract:

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

30	30 YR U.S. Treasury Note, strike @ $147	August 2013	$14,447	$(3,282)	$11,165

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$4,585,930	$—	$4,585,930

Collateralized Mortgage Obligations	—	24,604,505	—	24,604,505

Senior Secured Loans	—	5,315,076	—	5,315,076

Commercial Mortgage-Backed Securities	—	32,544,663	—	32,544,663

Corporate Bonds	—	57,608,387	—	57,608,387

Hybrid ARMS	—	250,437	—	250,437

Mortgage Pass-Through Securities	—	27,515,815	—	27,515,815

Municipal Bonds	—	3,010,500	—	3,010,500

U.S. Government Securities	—	9,992,621	—	9,992,621

Short-Term Investments	—	17,999,797	—	17,999,797

Repurchase Agreements	—	3,734,000	—	3,734,000

Other Financial Instruments:

Written Call Options	(3,282)	—	—	(3,282)

Total	$(3,282)	$187,161,731	$—	$187,158,449

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities – 15.0%
Ally Auto Receivables Trust 2012-SN1 A4 0.70% due 12/21/2015	$6,300,000	$6,266,988
2012-5 A4 0.85% due 1/16/2018	7,165,000	7,092,196
2010-4 A3 0.91% due 11/17/2014	278,811	278,899
2010-3 A3 1.11% due 10/15/2014	35,218	35,229
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	3,900,000	3,928,509
2011-1 A2 2.15% due 1/15/2016	7,825,000	7,869,798
American Express Credit Account Master Trust 2012-2 A 0.68% due 3/15/2018(1)	14,500,000	14,478,134
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	418,447	418,603
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.453% due 4/25/2033(2)	96,462	96,464
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(3)	12,275,000	12,469,387
BMW Vehicle Lease Trust 2013-1 A4 0.66% due 6/20/2016	4,500,000	4,479,854
BMW Vehicle Owner Trust 2011-A A3 0.76% due 8/25/2015	4,891,680	4,897,389
Capital Auto Receivables Asset Trust 2013-1 A3 0.79% due 6/20/2017	6,300,000	6,270,818
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	99,745	100,851
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	70,405	71,101
Chase Issuance Trust 2013-A1 A1 1.30% due 2/18/2020	12,000,000	11,794,236
Citibank Credit Card Issuance Trust 2003-A10 A10 4.75% due 12/10/2015	4,500,000	4,585,001

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
2004-A8 A8 4.90% due 12/12/2016	$2,698,000	$2,862,691
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	122,305	121,404
CNH Equipment Trust 2012-D A3 0.65% due 4/16/2018	8,500,000	8,457,857
2011-B A3 0.91% due 8/15/2016	4,213,682	4,217,668
Dryrock Issuance Trust 2012-2 A 0.64% due 8/15/2018	6,200,000	6,146,389
Enterprise Fleet Financing LLC 2012-2 A2 0.72% due 4/20/2018(3)	7,100,000	7,090,663
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	9,967,097	9,974,333
Ford Credit Floorplan Master Owner Trust 2012-5 A 1.49% due 9/15/2019	9,600,000	9,500,669
2010-3 A2 1.893% due 2/15/2017(2)(3)	6,015,000	6,136,587
GE Capital Credit Card Master Note Trust 2012-1 A 1.03% due 1/15/2018	5,000,000	5,021,305
2012-6 A 1.36% due 8/17/2020	16,805,000	16,528,894
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	6,500,000	6,513,032
Harley-Davidson Motorcycle Trust 2012-1 A3 0.68% due 4/15/2017	6,500,000	6,501,261
Hertz Vehicle Financing LLC 2009-2A A2 5.29% due 3/25/2016(3)	8,200,000	8,704,808
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	5,608,851	5,616,367
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(3)	6,875,030	6,884,868
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	5,000,000	5,022,665

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(3)	$5,124,933	$5,128,746
Mercedes-Benz Master Owner Trust 2012-AA A 0.79% due 11/15/2017(3)	11,600,000	11,508,522
Miramax LLC 2011-1A A 6.25% due 10/20/2021(3)	11,565,429	12,072,885
Nissan Auto Receivables Owner Trust 2013-A A3 0.50% due 5/15/2017	2,560,000	2,547,039
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	18,262
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	3,215,646	3,222,274
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	8,200,000	8,214,334
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(3)	5,740,827	5,760,845
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	1,830,339	1,839,104

Total Asset Backed Securities (Cost $251,448,996)		250,746,929

	Principal Amount	Value
Collateralized Mortgage Obligations – 20.6%
Banc of America Funding Corp. 2005-D A1 2.639% due 5/25/2035(2)	5,426,441	5,436,159
2004-2 1CB1 5.75% due 9/20/2034	1,958,062	2,064,735
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.178% due 11/25/2033(2)	1,997,414	1,964,227
Bear Stearns ALT-A Trust 2004-4 A1 0.793% due 6/25/2034(2)	4,867,869	4,501,406

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Commercial Mortgage Securities 2003-3 2A 2.67% due 10/25/2033(2)	$6,500,623	$6,434,701
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	86,428	86,529
Chase Mortgage Finance Corp. 2007-A1 2A1 2.744% due 2/25/2037(2)	3,060,804	3,037,649
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	117,686	119,259
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	4,329,338	4,448,239
2003-11 A31 5.50% due 5/25/2033	2,413,312	2,516,474
CS First Boston Mortgage Securities Corp. 2004-AR5 6A1 2.622% due 6/25/2034(2)	10,861,521	10,763,757
2004-AR5 3A1 2.628% due 6/25/2034(2)	6,106,189	6,017,270
2003-23 2A8 4.50% due 10/25/2018	646,294	668,250
2003-8 2A1 5.00% due 4/25/2018	450,256	460,766
2004-5 5A1 5.00% due 8/25/2019	1,047,127	1,070,848
2003-11 1A31 5.50% due 6/25/2033	1,137,458	1,170,456
FHLMC 4149 ZG 3.00% due 1/15/2033	7,506,726	7,252,437
4176 GG 3.00% due 12/15/2040	8,409,000	7,789,089
4105 WA 3.00% due 2/15/2041	7,361,142	7,292,393
4068 HA 3.00% due 10/15/2041	12,816,367	12,523,162
4181 ZP 3.00% due 3/15/2043	13,031,351	11,517,021
4098 UZ 4.00% due 8/15/2042	4,022,264	4,006,455
1534 Z 5.00% due 6/15/2023	68,811	68,500
20 H 5.50% due 10/25/2023	36,652	40,208

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	$464,597	$474,255
FNMA 2013-20 CK 2.50% due 3/25/2043	14,791,839	14,287,881
2012-113 WA 3.00% due 3/25/2042	2,649,516	2,532,333
2012-139 NZ 3.00% due 12/25/2042	13,617,747	12,892,060
2013-27 UA 3.00% due 12/25/2042	13,652,729	13,511,314
2013-31 NQ 3.00% due 4/25/2043	11,738,992	11,493,131
2013-32 ZM 3.00% due 4/25/2043	5,702,651	5,332,982
2012-113 ZU 3.50% due 10/25/2042	4,970,273	4,959,169
2003-63 GU 4.00% due 7/25/2033	421	425
2013-13 UZ 4.00% due 3/25/2043	11,756,767	11,295,413
2013-45 KZ 4.00% due 5/25/2043	9,550,602	9,367,810
2013-45 ZM 4.00% due 5/25/2043	11,475,363	11,403,530
2013-54 ZP 4.00% due 6/25/2043	18,825,443	18,320,377
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	1,845,970	1,903,134
JPMorgan Mortgage Trust 2006-A2 5A1 2.888% due 11/25/2033(2)	3,835,838	3,778,040
2005-A1 6T1 4.48% due 2/25/2035(2)	985,498	984,987
2005-A1 3A1 4.502% due 2/25/2035(2)	3,294,450	3,297,783
2004-S2 1A3 4.75% due 11/25/2019	730,393	736,535
2004-S1 1A7 5.00% due 9/25/2034	1,331,557	1,373,299
Master Adjustable Rate Mortgages Trust 2004-13 3A7 2.626% due 11/21/2034(2)	8,687,226	8,865,565
2004-13 2A1 2.672% due 4/21/2034(2)	4,137,076	4,186,865

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	$1,109,857	$1,128,664
2003-9 5A2 4.75% due 10/25/2018	5,281,098	5,406,023
2003-5 2A1 5.00% due 6/25/2018	401,402	418,333
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.54% due 2/25/2035(2)	12,742,609	12,736,404
Morgan Stanley Mortgage Loan Trust 2004-7AR 2A1 2.602% due 9/25/2034(2)	8,466,539	8,296,615
2004-1 1A9 4.50% due 11/25/2018	871,572	887,026
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	668,063	693,687
2004-2 A3 5.25% due 11/25/2019	415,595	433,015
2003-3 A9 5.50% due 1/25/2034	1,418,999	1,443,748
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	22,213	22,836
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033(1)	1,611,797	1,584,467
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	1,367,146	1,396,968
2005-S1 2A1 4.75% due 2/25/2020	758,259	779,193
2005-S3 A1 4.75% due 3/25/2020	1,954,173	2,007,760
Structured Adjustable Rate Mortgage Loan Trust 2004-6 4A1 2.538% due 6/25/2034(2)	9,037,421	9,148,464
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	1,207,939	1,220,738
2005-1 4A1 5.00% due 2/25/2020	1,028,931	1,050,371
2003-29 2A1 5.25% due 9/25/2023	2,406,724	2,444,627
2004-3 3A1 5.50% due 3/25/2019	1,351,741	1,390,691

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Thornburg Mortgage Securities Trust 2004-4 3A 2.241% due 12/25/2044(2)	$9,775,230	$9,589,824
Wells Fargo Mortgage Backed Securities Trust 2004-M A7 2.615% due 8/25/2034(2)	6,121,484	6,230,911
2004-Z 2A2 2.624% due 12/25/2034(2)	3,252,674	3,280,334
2005-AR10 2A6 2.636% due 6/25/2035(2)	7,339,359	7,237,606
2005-AR12 2A5 2.64% due 6/25/2035(2)	5,954,132	5,912,031
2005-AR12 2A6 2.64% due 6/25/2035(2)	6,634,853	6,551,108
2003-J 2A1 4.436% due 10/25/2033(2)	795,494	791,451
2003-J 1A9 4.532% due 10/25/2033(2)	2,598,345	2,588,373
2003-N 2A1 4.741% due 12/25/2033(2)	2,078,098	2,099,600
2005-1 1A1 4.75% due 1/25/2020	548,817	571,622
2005-2 2A1 4.75% due 4/25/2020	384,026	396,166
2004-O A1 4.937% due 8/25/2034(2)	4,159,789	4,221,554
2006-7 1A1 5.25% due 6/25/2021	270,365	277,540

Total Collateralized Mortgage Obligations (Cost $351,226,915)		344,484,628

	Principal Amount	Value
Senior Secured Loans – 4.5%
Automotive – 0.3%
Allison Transmission, Inc. Term Loan B3 4.25% due 8/23/2019(2)	4,455,084	4,462,747

		4,462,747
Consumer Products – 0.2%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(2)	3,394,286	3,387,226

		3,387,226

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Entertainment – 0.1%
Kasima LLC New Term Loan B 3.25% due 5/14/2021(2)	$1,500,000	$1,492,500

		1,492,500
Gaming – 0.6%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(2)	4,443,750	4,435,974
Scientific Games International, Inc. New Term Loan B 4.25% due 5/22/2020(2)	6,000,000	5,905,020

		10,340,994
Healthcare – 1.4%
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(2)	4,477,500	4,475,888
Fresenius Medical Care Holdings, Inc. Term Loan A 1.945% due 10/26/2017(2)	9,500,000	9,488,125
Hologic, Inc. Term Loan B 4.50% due 8/1/2019(2)	4,466,250	4,474,334
IMS Health, Inc. Term Loan B1 3.75% due 9/1/2017(2)	4,429,607	4,424,070

		22,862,417
Media Noncable – 0.2%
Tribune Co. Exit Term Loan 4.00% due 12/31/2019(2)	3,482,500	3,460,734

		3,460,734
Pharmaceuticals – 0.8%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(2)	4,673,132	4,688,507
RP Select Finance Trust Term Loan A 2.276% due 8/9/2016(2)	4,457,208	4,443,302
RPI Finance Trust New Term Loan Tranche 2 3.50% due 5/9/2018(2)	3,907,883	3,908,860

		13,040,669

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Refining – 0.4%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	$2,121,429	$2,143,979
Tesoro Corp. Term Loan B 2.523% due 1/29/2016(2)	4,500,000	4,494,375

		6,638,354
Retailers – 0.3%
The Neiman Marcus Group, Inc. Extended Term Loan 4.00% due 5/16/2018(2)	4,500,000	4,481,730

		4,481,730
Wireless – 0.2%
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(2)	4,432,641	4,399,396

		4,399,396
Total Senior Secured Loans (Cost $74,611,416)		74,566,767

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 19.6%
American Tower Trust I 13 1A 1.551% due 3/15/2043(3)	7,000,000	6,878,739
Banc of America Commercial Mortgage, Inc. 2005-4 A5B 4.997% due 7/10/2045(2)	10,000,000	10,620,870
2005-5 A4 5.115% due 10/10/2045(1)(2)	14,429,000	15,522,733
2005-6 A4 5.358% due 9/10/2047(2)	10,540,000	11,362,921
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	2,397,323	2,423,214
2003-PWR2 A4 5.186% due 5/11/2039(2)	1,197,843	1,200,497
2005-PW10 A4 5.405% due 12/11/2040(2)	14,110,000	15,114,829
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)(3)	223,665	225,049

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	$13,115,000	$14,526,856
2004-C1 A4 5.615% due 4/15/2040(2)	7,123,260	7,286,717
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.392% due 7/15/2044(2)	9,710,000	10,430,443
2006-CD3 A5 5.617% due 10/15/2048	10,500,000	11,590,855
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	4,810,000	5,088,157
Credit Suisse Commercial Mortgage Trust 2006-C3 A3 5.989% due 6/15/2038(2)	13,007,965	14,328,611
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(3)	3,650,000	3,757,711
4.523% due 1/15/2015(3)	2,750,000	2,878,406
CS First Boston Mortgage Securities Corp. 2004-C2 A2 5.416% due 5/15/2036(2)	10,768,000	10,960,984
1997-C2 F 7.46% due 1/17/2035(2)	757,852	759,883
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	4,969,781	5,009,822
2004-C1 B 4.692% due 11/10/2038(2)	2,315,000	2,347,232
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.637% due 5/10/2040(2)	803,720	803,528
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	904,582	903,878
2004-GG1 A7 5.317% due 6/10/2036(2)	7,008,068	7,137,416
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	6,325,000	6,587,684
2005-LDP1 A4 5.038% due 3/15/2046(2)	5,420,000	5,683,152
2003-CB6 A2 5.255% due 7/12/2037(2)	390,708	390,965

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-LDP5 A4 5.367% due 12/15/2044(2)	$5,085,000	$5,487,432
2007-CB18 A4 5.44% due 6/12/2047	15,220,000	16,862,908
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(2)	1,557,516	1,563,366
2006-C1 A4 5.156% due 2/15/2031	3,920,000	4,234,247
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(2)	6,249,145	6,470,033
2003-KEY1 A4 5.236% due 11/12/2035(2)	3,633,183	3,656,843
2005-LC1 A4 5.291% due 1/12/2044(2)	2,915,279	3,148,307
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A2 1.689% due 12/15/2048	8,500,000	8,315,915
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	6,143,835	6,196,371
2005-HQ5 A4 5.168% due 1/14/2042	4,725,000	4,937,152
2005-IQ10 A4A 5.23% due 9/15/2042(2)	12,283,967	13,087,830
2005-HQ7 AAB 5.355% due 11/14/2042(2)	296,341	296,306
2006-HQ8 A4 5.597% due 3/12/2044(2)	9,500,000	10,219,140
Motel 6 Trust 2012-MTL6 A2 1.948% due 10/5/2025(3)	16,600,000	16,275,321
SBA Tower Trust 2.24% due 4/15/2018(3)	13,000,000	12,728,976
2.933% due 12/15/2017(3)	5,000,000	5,045,830
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(3)	2,102,665	2,145,103
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,522,844	1,543,466
2005-C18 A4 4.935% due 4/15/2042	4,500,000	4,750,272
2004-C11 A5 5.215% due 1/15/2041(2)	4,075,270	4,189,737
2006-C29 A4 5.308% due 11/15/2048	15,270,000	16,867,196

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C21 A4 5.414% due 10/15/2044(2)	$4,945,657	$5,317,121

Total Commercial Mortgage-Backed Securities (Cost $335,588,731)		327,160,024

	Principal Amount	Value
Corporate Bonds – 32.8%
Aerospace & Defense – 0.4%
Bombardier, Inc. Sr. Nt. 4.25% due 1/15/2016(3)	1,750,000	1,789,375
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	4,951,555

		6,740,930
Automotive – 1.3%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(3)	3,000,000	3,011,820
Daimler Finance North America LLC 1.875% due 9/15/2014(3)	4,000,000	4,035,292
Ford Motor Credit Co. LLC Sr. Nt. 1.70% due 5/9/2016	2,600,000	2,557,581
2.75% due 5/15/2015	3,500,000	3,548,965
7.00% due 10/1/2013	1,500,000	1,522,070
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(3)	3,000,000	3,036,270
Volkswagen International Finance NV 1.625% due 3/22/2015(3)	4,500,000	4,552,515

		22,264,513
Banking – 9.1%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,542,819
Ally Financial, Inc. 3.125% due 1/15/2016	2,000,000	1,995,238
4.50% due 2/11/2014	4,500,000	4,538,250
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	3,000,000	3,112,500
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	4,000,000	4,195,704

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Barclays Bank PLC Sub. Nt. 6.05% due 12/4/2017(3)	$4,500,000	$4,867,740
Capital One Financial Corp. Sr. Nt. 1.00% due 11/6/2015	2,500,000	2,466,095
2.125% due 7/15/2014	4,000,000	4,046,876
Citigroup, Inc. Sr. Nt. 1.25% due 1/15/2016	4,500,000	4,446,207
Sub. Nt. 5.00% due 9/15/2014	1,500,000	1,558,841
Credit Agricole SA 1.625% due 4/15/2016(3)	4,500,000	4,465,620
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	4,500,000	4,483,125
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(3)	4,400,000	4,460,016
Intesa Sanpaolo SpA Sr. Nt. 3.125% due 1/15/2016	9,000,000	8,849,322
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	4,000,000	4,032,516
Lloyds TSB Bank PLC 4.20% due 3/28/2017	4,250,000	4,530,202
Macquarie Bank Ltd. Sr. Nt. 3.45% due 7/27/2015(3)	2,750,000	2,849,880
Morgan Stanley Sr. Nt. 1.75% due 2/25/2016	1,700,000	1,684,137
2.875% due 1/24/2014	3,750,000	3,788,963
National Bank of Canada 1.50% due 6/26/2015	3,500,000	3,541,671
Regions Bank Sub. Nt. 7.50% due 5/15/2018	4,500,000	5,248,831
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	4,500,000	4,547,875
Royal Bank of Scotland Group PLC Sr. Nt. 2.55% due 9/18/2015	4,500,000	4,575,415

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland PLC 3.25% due 1/11/2014	$4,500,000	$4,549,050
Societe Generale SA 2.75% due 10/12/2017	4,500,000	4,511,430
Standard Chartered PLC Sr. Nt. 3.85% due 4/27/2015(3)	4,500,000	4,687,695
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.35% due 7/18/2015	4,500,000	4,523,360
1.90% due 1/12/2015(3)	4,500,000	4,558,248
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	4,600,000	4,869,505
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	2,700,000	2,721,900
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	2,750,000	2,834,488
5.15% due 1/15/2014	2,500,000	2,552,748
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	4,000,000	4,027,428
U.S. Bancorp Jr. Sub. Nt. 3.442% due 2/1/2016	5,000,000	5,241,435
Sr. Nt. 2.875% due 11/20/2014	3,500,000	3,601,836
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	4,000,000	4,006,828
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	4,500,000	4,528,548
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	800,000	895,023
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,503,500

		152,440,865
Brokerage – 1.1%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016(1)	5,000,000	5,137,500

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Brokerage (continued)
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	$6,000,000	$6,210,000
Nomura Holdings, Inc. Sr. Nt. 2.00% due 9/13/2016	7,000,000	6,921,887

		18,269,387
Building Materials – 0.3%
Martin Marietta Materials, Inc. Sr. Nt. 6.60% due 4/15/2018	4,500,000	5,073,147

		5,073,147
Chemicals – 1.0%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	4,325,000	4,347,295
Ashland, Inc. Sr. Nt. 3.00% due 3/15/2016(3)	2,700,000	2,713,500
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	5,600,000	5,711,317
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(3)	4,500,000	4,738,302

		17,510,414
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,012,500
CNH Capital LLC 3.875% due 11/1/2015	2,750,000	2,763,750

		4,776,250
Consumer Cyclical Services – 0.3%
ADT Corp. Sr. Nt. 2.25% due 7/15/2017	4,500,000	4,415,877

		4,415,877
Diversified Manufacturing – 0.7%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,812,508
Eaton Corp. 0.95% due 11/2/2015(3)	2,600,000	2,589,725

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Diversified Manufacturing (continued)
Ingersoll-Rand Global Holding Co. Ltd. 2.875% due 1/15/2019(3)	$2,500,000	$2,466,195
Pentair Finance SA 1.35% due 12/1/2015	1,750,000	1,752,805
1.875% due 9/15/2017	3,750,000	3,672,822

		12,294,055
Electric – 1.0%
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	3,500,000	4,054,043
DPL, Inc. Sr. Nt. 6.50% due 10/15/2016	1,800,000	1,881,000
FirstEnergy Corp. Sr. Nt. 2.75% due 3/15/2018	2,400,000	2,336,489
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	2,750,000	2,921,875
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	801,700
PPL Energy Supply LLC Sr. Nt. Ser. A 5.70% due 10/15/2015	3,195,000	3,431,890
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	2,131,000	2,200,257

		17,627,254
Energy - Integrated – 0.3%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	4,600,000	4,812,423

		4,812,423
Entertainment – 0.2%
Time Warner, Inc. 3.15% due 7/15/2015	3,000,000	3,133,701

		3,133,701
Food And Beverage – 0.8%
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,774,002
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(3)	5,000,000	5,116,050

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Food And Beverage (continued)
SABMiller Holdings, Inc. 1.85% due 1/15/2015(3)	$5,000,000	$5,072,770

		12,962,822
Gaming – 0.0%
Seminole Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(3)	649,000	652,245

		652,245
Government Related – 0.6%
Abu Dhabi National Energy Co. Sr. Nt. 2.50% due 1/12/2018(3)	4,500,000	4,387,500
Petrobras Global Finance BV 2.00% due 5/20/2016	1,000,000	979,236
Petrobras International Finance Co. 2.875% due 2/6/2015(1)	5,000,000	5,045,065

		10,411,801
Health Insurance – 0.1%
WellPoint, Inc. Sr. Nt. 1.25% due 9/10/2015	1,000,000	1,001,671

		1,001,671
Healthcare – 0.6%
Covidien International Finance SA 1.35% due 5/29/2015	4,500,000	4,538,830
McKesson Corp. Sr. Nt. 0.95% due 12/4/2015	1,750,000	1,745,321
Owens & Minor, Inc. 6.35% due 4/15/2016	4,100,000	4,447,418

		10,731,569
Home Construction – 0.5%
DR Horton, Inc. 3.625% due 2/15/2018	4,500,000	4,421,250
MDC Holdings, Inc. 5.375% due 7/1/2015	3,500,000	3,723,356

		8,144,606
Independent Energy – 0.8%
Chesapeake Energy Corp. 7.625% due 7/15/2013	4,750,000	4,750,000
Petrohawk Energy Corp. 7.875% due 6/1/2015	4,600,000	4,698,900

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Woodside Finance Ltd. 5.00% due 11/15/2013(3)	$4,500,000	$4,565,700

		14,014,600
Industrial-Other – 0.3%
URS Corp. Sr. Nt. 4.35% due 4/1/2017(3)	4,500,000	4,584,321

		4,584,321
Insurance - Life – 1.0%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	4,500,000	4,565,020
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	3,500,000	3,505,317
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	2,965,000	3,144,445
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(3)	3,000,000	3,046,764
Prudential Financial, Inc. Sr. Nt. 4.75% due 9/17/2015	3,000,000	3,228,201

		17,489,747
Insurance P&C – 1.0%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	2,525,000	2,647,937
Assurant, Inc. Sr. Nt. 2.50% due 3/15/2018	4,500,000	4,397,594
5.625% due 2/15/2014	3,000,000	3,084,615
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,801,907
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,710,748

		16,642,801
Media Cable – 0.5%
DISH DBS Corp. 6.625% due 10/1/2014	3,500,000	3,648,750

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Media Cable (continued)
NBCUniversal Media LLC 2.10% due 4/1/2014	$4,000,000	$4,048,172

		7,696,922
Media Noncable – 0.8%
News America, Inc. 5.30% due 12/15/2014	4,500,000	4,787,807
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	3,000,000	3,135,000
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	4,500,000	4,770,450

		12,693,257
Metals And Mining – 1.3%
Anglo American Capital PLC 2.15% due 9/27/2013(3)	4,200,000	4,212,180
ArcelorMittal Sr. Nt. 4.25% due 2/25/2015	2,000,000	2,015,000
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	2,700,000	2,719,040
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(3)	3,500,000	3,535,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	2,700,000	2,687,502
Teck Resources Ltd. 2.50% due 2/1/2018	1,850,000	1,798,111
Xstrata Finance Canada Ltd. 2.05% due 10/23/2015(3)	750,000	750,237
2.85% due 11/10/2014(3)	3,500,000	3,563,070

		21,280,140
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	4,000,000	4,005,284
SLM Corp. Sr. Nt. 5.00% due 4/15/2015	2,000,000	2,065,000
Sr. Nt. Ser. A 5.00% due 10/1/2013	3,750,000	3,768,750

		9,839,034

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Non Captive Diversified – 0.4%
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(3)	$5,000,000	$5,081,250
International Lease Finance Corp. Sr. Nt. 2.224% due 6/15/2016(2)	1,000,000	992,500

		6,073,750
Oil Field Services – 0.3%
Weatherford International, Inc. 6.35% due 6/15/2017	4,000,000	4,468,272

		4,468,272
Pharmaceuticals – 1.5%
AbbVie, Inc. 1.20% due 11/6/2015(3)	6,500,000	6,507,143
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	4,500,000	4,567,941
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	5,000,000	5,111,150
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	2,250,000	2,407,633
Mallinckrodt International Finance SA 3.50% due 4/15/2018(3)	3,500,000	3,459,946
Zoetis, Inc. Sr. Nt. 1.15% due 2/1/2016(3)	3,400,000	3,388,450

		25,442,263
Pipelines – 1.3%
Enterprise Products Operating LLC 1.25% due 8/13/2015	2,700,000	2,708,861
8.375% due 8/1/2066(2)	1,800,000	2,007,000
Midcontinent Express Pipeline LLC Sr. Nt. 5.45% due 9/15/2014(3)	4,500,000	4,645,926
ONEOK Partners LP 2.00% due 10/1/2017	2,750,000	2,704,438
Rockies Express Pipeline LLC Sr. Nt. 3.90% due 4/15/2015(3)	4,700,000	4,653,000
Williams Partners LP Sr. Nt. 3.80% due 2/15/2015	4,500,000	4,691,741

		21,410,966

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Refining – 0.2%
Phillips 66 1.95% due 3/5/2015	$2,700,000	$2,741,869

		2,741,869
REITs – 2.2%
BioMed Realty LP 3.85% due 4/15/2016	1,700,000	1,782,605
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	4,200,000	4,293,568
ProLogis LP 5.625% due 11/15/2015	3,600,000	3,899,034
Realty Income Corp. Sr. Nt. 5.375% due 9/15/2017	2,400,000	2,661,996
Simon Property Group LP Sr. Nt. 1.50% due 2/1/2018(3)	2,500,000	2,407,977
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	4,500,000	5,024,637
Ventas Realty LP 2.00% due 2/15/2018	4,500,000	4,355,901
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	6,998,000	7,139,024
WEA Finance LLC 5.75% due 9/2/2015(3)	4,600,000	5,025,748

		36,590,490
Retailers – 0.2%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	3,500,000	3,575,537

		3,575,537
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(3)	1,800,000	1,822,993

		1,822,993
Technology – 0.7%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	2,300,000	2,301,426

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Technology (continued)
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	$3,650,000	$3,930,422
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	1,200,000	1,203,598
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	4,000,000	4,057,348

		11,492,794
Transportation Services – 0.4%
ERAC USA Finance LLC 2.25% due 1/10/2014(3)	1,000,000	1,007,489
Heathrow Funding Ltd. Sr. Sec. Nt. 2.50% due 6/25/2015(3)	3,846,000	3,907,224
Ryder System, Inc. Sr. Nt. 3.60% due 3/1/2016	2,500,000	2,628,090

		7,542,803
Wireless – 0.3%
America Movil SAB de C.V. 3.625% due 3/30/2015	4,500,000	4,644,477

		4,644,477
Wirelines – 0.3%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	2,700,000	2,752,939
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	3,037,596

		5,790,535
Total Corporate Bonds (Cost $545,579,801)		549,101,101

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.815% due 8/1/2046(2)	26,275	27,674

Total Hybrid ARMS (Cost $26,501)		27,674

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	$26,328	$30,039

Total Mortgage-Backed Securities (Cost $27,302)		30,039

	Principal Amount	Value
Municipal Bonds – 0.5%
Illinois St. G.O. 4.511% due 3/1/2015	4,400,000	4,614,984
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	4,500,000	4,405,815

Total Municipal Bonds (Cost $9,039,059)		9,020,799

	Principal Amount	Value
U.S. Agencies – 0.8%
FHLMC 2.00% due 8/25/2016	13,000,000	13,467,870

Total U.S. Agencies (Cost $13,329,852)		13,467,870

	Principal Amount	Value
U.S. Government Securities – 3.8%
U.S. Treasury Notes 0.125% due 4/30/2015	4,200,000	4,184,086
0.25% due 3/31/2015 - 5/15/2016	25,600,000	25,375,549
0.375% due 11/15/2015	3,000,000	2,993,436
0.625% due 4/30/2018	8,000,000	7,731,248
1.00% due 5/31/2018	23,850,000	23,440,066

Total U.S. Government Securities (Cost $64,185,223)		63,724,385

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 3.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $54,066,045, due 7/1/2013(4)	$54,066,000	$54,066,000
Total Repurchase Agreements (Cost $54,066,000)		54,066,000
Total Investments - 100.8% (Cost $1,699,129,796)		1,686,396,216
Other Liabilities, Net - (0.8)%		(12,580,967)
Total Net Assets - 100.0%		$1,673,815,249

(1)	Securities are segregated for anticipated collateral requirements.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2013.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $261,907,622, representing 15.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FNMA	2.23%	12/6/2022	$55,151,719

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$250,746,929	$—	$250,746,929

Collateralized Mortgage Obligations	—	344,484,628	—	344,484,628

Senior Secured Loans	—	74,566,767	—	74,566,767

Commercial Mortgage-Backed Securities	—	327,160,024	—	327,160,024

Corporate Bonds	—	549,101,101	—	549,101,101

Hybrid ARMS	—	27,674	—	27,674

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Mortgage-Backed Securities	$—	$30,039	$—	$30,039

Municipal Bonds	—	9,020,799	—	9,020,799

U.S. Agencies	—	13,467,870	—	13,467,870

U.S. Government Securities	—	63,724,385	—	63,724,385

Repurchase Agreements	—	54,066,000	—	54,066,000

Total	$—	$1,686,396,216	$—	$1,686,396,216

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	89

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Senior Secured Loans – 6.0%
Food And Beverage – 0.9%
HJ Heinz Co. Term Loan B2 3.50% due 6/5/2020(1)	$1,000,000	$998,860

		998,860
Gaming – 1.1%
Harrah’s Prop Co. Mezzanine Term Loan 3.69% due 2/13/2014(1)	1,400,000	1,292,088

		1,292,088
Independent Energy – 0.9%
Chesapeake Energy Corp. Unsecured Term Loan 5.75% due 12/1/2017(1)	1,000,000	1,012,290

		1,012,290
Media Noncable – 0.4%
Univision Communications, Inc. Term Loan C3 4.00% due 3/2/2020(1)	498,750	488,047

		488,047
Oil Field Services – 0.6%
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	750,000	751,875

		751,875
Retailers – 2.1%
JC Penney Corp., Inc. 1st Lien Term Loan 6.00% due 5/21/2018(1)	500,000	500,355
The Neiman Marcus Group, Inc. Extended Term Loan 4.00% due 5/16/2018(1)	2,000,000	1,991,880

		2,492,235
Total Senior Secured Loans (Cost $7,142,039)		7,035,395

	Principal Amount	Value
Corporate Bonds – 90.6%
Aerospace & Defense – 0.4%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	450,000	465,750

		465,750

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Automotive – 3.3%
American Axle & Manufacturing, Inc.
6.625% due 10/15/2022	$400,000	$406,000
7.75% due 11/15/2019	730,000	803,000
General Motors Financial Co., Inc. 6.75% due 6/1/2018	830,000	902,625
Schaeffler Finance BV
Sr. Sec. Nt.
4.75% due 5/15/2021(2)	670,000	636,500
7.75% due 2/15/2017(2)	370,000	408,850
Titan International, Inc. Sr. Sec. Nt. 7.875% due 10/1/2017(2)	670,000	703,500

		3,860,475
Banking – 2.2%
Ally Financial, Inc. 8.00% due 11/1/2031	500,000	601,250
Citigroup, Inc. Jr. Sub. Nt. 5.95% due 1/30/2023(1)(3)	1,000,000	995,100
Royal Bank of Scotland Group PLC
Jr. Sub. Nt.
7.648% due 9/30/2031(1)(3)	300,000	274,500
9.118% due 11/4/2013(3)	700,000	707,000

		2,577,850
Brokerage – 1.0%
E*Trade Financial Corp.
Sr. Nt.
6.00% due 11/15/2017	700,000	707,000
6.375% due 11/15/2019	500,000	507,500

		1,214,500
Building Materials – 1.2%
Norcraft Cos. LP Sec. Nt. 10.50% due 12/15/2015	680,000	705,500
Nortek, Inc. 8.50% due 4/15/2021(2)	670,000	710,200

		1,415,700
Chemicals – 1.2%
Hexion US Finance Corp. Sr. Sec. Nt. 6.625% due 4/15/2020(2)	675,000	673,313
US Coatings Acquisition, Inc. 7.375% due 5/1/2021(2)	750,000	765,000

		1,438,313

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Construction Machinery – 2.0%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(2)	$390,000	$406,575
Terex Corp. 6.00% due 5/15/2021	600,000	598,500
The Manitowoc Co., Inc. 5.875% due 10/15/2022	500,000	502,500
United Rentals North America, Inc.
6.125% due 6/15/2023	400,000	398,000
7.625% due 4/15/2022	350,000	378,875

		2,284,450
Consumer Cyclical Services – 1.0%
Corrections Corp. of America 4.625% due 5/1/2023(2)	500,000	490,000
Live Nation Entertainment, Inc. 7.00% due 9/1/2020(2)	400,000	420,500
The Geo Group, Inc. 6.625% due 2/15/2021	300,000	315,000

		1,225,500
Consumer Products – 1.3%
NBTY, Inc. 9.00% due 10/1/2018	900,000	978,750
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(2)	500,000	536,250

		1,515,000
Electric – 4.0%
Calpine Corp.
Sr. Sec. Nt.
7.50% due 2/15/2021(2)	270,000	288,225
7.875% due 7/31/2020(2)	540,000	585,900
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	670,000	677,101
Dynegy, Inc. 5.875% due 6/1/2023(2)	670,000	609,700
Genon Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	380,000	408,500
NRG Energy, Inc.
6.625% due 3/15/2023(2)	330,000	330,000
8.50% due 6/15/2019	600,000	641,250

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Electric (continued)
The AES Corp.
Sr. Nt.
7.375% due 7/1/2021	$630,000	$691,425
8.00% due 6/1/2020	360,000	410,400

		4,642,501
Entertainment – 0.7%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(2)	405,000	433,350
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(2)	346,000	352,055

		785,405
Gaming – 2.4%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	600,000	537,000
MGM Resorts International 6.625% due 12/15/2021	400,000	412,500
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	482,625
Scientific Games International, Inc.
6.25% due 9/1/2020	700,000	703,500
9.25% due 6/15/2019	620,000	671,150

		2,806,775
Government Related – 0.9%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(2)	945,000	1,048,950

		1,048,950
Healthcare – 6.2%
Amsurg Corp. 5.625% due 11/30/2020	800,000	800,000
DaVita HealthCare Partners, Inc.
5.75% due 8/15/2022	400,000	399,000
6.625% due 11/1/2020	600,000	636,000
Envision Healthcare Holdings, Inc. Sr. Nt. 9.25% due 10/1/2017(2)(4)	1,000,000	1,012,500
HCA, Inc.
Sr. Sec. Nt.
7.875% due 2/15/2020	250,000	269,219
8.50% due 4/15/2019	340,000	364,862
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(2)	630,000	677,250

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare (continued)
Select Medical Corp. 6.375% due 6/1/2021(2)	$1,400,000	$1,330,000
Teleflex, Inc. 6.875% due 6/1/2019	330,000	348,150
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	550,000	574,750
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	800,000	848,000

		7,259,731
Home Construction – 1.3%
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	941,375
Taylor Morrison Communities, Inc.
5.25% due 4/15/2021(2)	200,000	190,000
7.75% due 4/15/2020(2)	391,000	421,303

		1,552,678
Independent Energy – 10.3%
Alta Mesa Holdings 9.625% due 10/15/2018	870,000	902,625
Bonanza Creek Energy, Inc. Sr. Nt. 6.75% due 4/15/2021	330,000	330,000
BreitBurn Energy Partners LP 7.875% due 4/15/2022	260,000	265,200
Chesapeake Energy Corp. 5.75% due 3/15/2023	1,000,000	1,012,500
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	630,000	626,850
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	780,000	793,650
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	310,000	340,225
EV Energy Partners LP 8.00% due 4/15/2019	680,000	686,800
Halcon Resources Corp. 9.75% due 7/15/2020	670,000	668,325
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	640,000	694,400
Laredo Petroleum, Inc. 7.375% due 5/1/2022	250,000	262,500
Linn Energy LLC
6.25% due 11/1/2019(2)	600,000	571,500
6.50% due 5/15/2019	260,000	254,150

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Memorial Production Partners LP 7.625% due 5/1/2021(2)	$800,000	$788,000
Midstates Petroleum Co., Inc. Sr. Nt. 9.25% due 6/1/2021(2)	600,000	564,000
Oasis Petroleum, Inc. 6.50% due 11/1/2021	1,000,000	1,025,000
Penn Virginia Corp. 8.50% due 5/1/2020(2)	600,000	582,000
Rosetta Resources, Inc. 5.625% due 5/1/2021	200,000	195,250
Samson Investment Co. Sr. Nt. 10.00% due 2/15/2020(2)	530,000	558,487
SandRidge Energy, Inc. 7.50% due 3/15/2021	500,000	477,500
Vanguard Natural Resources LLC 7.875% due 4/1/2020	410,000	420,250

		12,019,212
Industrial - Other – 1.1%
General Cable Corp. 5.75% due 10/1/2022(2)	450,000	445,500
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	800,000	784,000

		1,229,500
Insurance - Life – 0.6%
CNO Financial Group, Inc. Sr. Sec. Nt. 6.375% due 10/1/2020(2)	700,000	743,750

		743,750
Insurance P&C – 1.2%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(2)	750,000	753,750
Onex USI Aquisition Corp. Sr. Nt. 7.75% due 1/15/2021(2)	600,000	591,000

		1,344,750
Lodging – 1.1%
NCL Corp. Ltd. 5.00% due 2/15/2018(2)	670,000	656,600
Royal Caribbean Cruises Ltd. Sr. Nt. 5.25% due 11/15/2022	670,000	656,600

		1,313,200

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Media Cable – 3.4%
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(2)	$830,000	$871,500
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	540,000	522,450
CCO Holdings LLC
5.75% due 1/15/2024	300,000	289,500
7.375% due 6/1/2020	240,000	261,000
Cequel Communications Holdings I LLC
Sr. Nt.
5.125% due 12/15/2021(2)	600,000	564,000
6.375% due 9/15/2020(2)	930,000	946,275
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019	450,000	483,750

		3,938,475
Media Noncable – 6.3%
DigitalGlobe, Inc. 5.25% due 2/1/2021(2)	670,000	643,200
Hughes Satellite Systems Corp.
Sr. Sec. Nt.
6.50% due 6/15/2019	560,000	593,600
7.625% due 6/15/2021	800,000	850,000
Intelsat Jackson Holdings S.A.
5.50% due 8/1/2023(2)	600,000	564,000
6.625% due 12/15/2022(2)	600,000	582,000
7.50% due 4/1/2021	690,000	724,500
Intelsat Luxembourg S.A. 8.125% due 6/1/2023(2)	600,000	619,500
Sinclair Television Group, Inc. Sr. Nt. 6.125% due 10/1/2022	330,000	330,000
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(2)	940,000	958,800
Univision Communications, Inc.
Sr. Sec. Nt.
6.75% due 9/15/2022(2)	900,000	945,000
6.875% due 5/15/2019(2)	560,000	588,000

		7,398,600

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Metals And Mining – 2.5%
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	$800,000	$736,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(2)	1,000,000	1,010,000
Penn Virginia Resource Partners LP 8.25% due 4/15/2018	500,000	521,250
Steel Dynamics, Inc. 6.125% due 8/15/2019(2)	670,000	708,525

		2,975,775
Non Captive Consumer – 1.0%
SLM Corp. Sr. Nt. 5.50% due 1/25/2023	670,000	637,977
Springleaf Finance Corp. Sr. Nt. 6.00% due 6/1/2020(2)	600,000	537,000

		1,174,977
Non Captive Diversified – 3.6%
AerCap Aviation Solutions BV 6.375% due 5/30/2017	800,000	840,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019	500,000	519,375
CIT Group, Inc.
Sr. Nt.
5.00% due 5/15/2017	670,000	684,238
5.25% due 3/15/2018	550,000	565,125
5.50% due 2/15/2019(2)	450,000	464,625
International Lease Finance Corp.
Sr. Nt.
4.625% due 4/15/2021	300,000	276,000
8.625% due 9/15/2015	750,000	821,250

		4,170,613
Oil Field Services – 2.5%
Exterran Partners LP 6.00% due 4/1/2021(2)	1,050,000	1,034,250
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023(2)	500,000	491,250
SESI LLC 7.125% due 12/15/2021	800,000	864,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	463,000	488,928

		2,878,428

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Packaging – 1.1%
Reynolds Group Issuer, Inc. 9.00% due 4/15/2019	$330,000	$340,725
Sealed Air Corp. 8.125% due 9/15/2019(2)	900,000	1,003,500

		1,344,225
Paper – 0.3%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(2)	370,000	385,725

		385,725
Pharmaceuticals – 2.2%
Catalent Pharma Solutions, Inc. 7.875% due 10/15/2018(2)	540,000	544,050
Grifols, Inc. 8.25% due 2/1/2018	500,000	537,500
Jaguar Holding Co. II Sr. Nt. 9.50% due 12/1/2019(2)	700,000	773,500
Sky Growth Acquisition Corp. 7.375% due 10/15/2020(2)	670,000	686,750

		2,541,800
Pipelines – 4.9%
Atlas Pipeline Partners LP
4.75% due 11/15/2021(2)	330,000	297,000
5.875% due 8/1/2023(2)	800,000	760,000
Crosstex Energy LP 7.125% due 6/1/2022	400,000	404,000
Gibson Energy, Inc. Sr. Nt. 6.75% due 7/15/2021(2)	1,200,000	1,197,000
Inergy Midstream LP 6.00% due 12/15/2020(2)	670,000	646,550
MarkWest Energy Partners LP 6.50% due 8/15/2021	390,000	401,700
Martin Midstream Partners LP
Sr. Nt.
7.25% due 2/15/2021(2)	400,000	402,000
8.875% due 4/1/2018	400,000	421,000
Regency Energy Partners LP 6.50% due 7/15/2021	650,000	679,250
Targa Resources Partners LP 6.875% due 2/1/2021	500,000	531,250

		5,739,750

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Refining – 1.4%
Calumet Specialty Products Partners LP 9.375% due 5/1/2019	$870,000	$930,900
Northern Tier Energy LLC Sr. Sec. Nt. 7.125% due 11/15/2020(2)	670,000	676,700

		1,607,600
REITs – 1.2%
DuPont Fabros Technology LP 8.50% due 12/15/2017	530,000	559,150
Sabra Health Care LP 8.125% due 11/1/2018	832,000	892,320

		1,451,470
Retailers – 4.6%
99 Cents Only Stores 11.00% due 12/15/2019	1,000,000	1,130,000
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	1,100,000	1,215,500
Burlington Holdings LLC Sr. Nt. 9.00% due 2/15/2018(2)(4)	670,000	686,750
CDR DB Sub, Inc. Sr. Nt. 7.75% due 10/15/2020(2)	1,000,000	1,002,500
CST Brands, Inc. 5.00% due 5/1/2023(2)	870,000	848,250
The Pantry, Inc. 8.375% due 8/1/2020	500,000	536,875

		5,419,875
Supermarkets – 1.6%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	1,200,000	1,299,000
Tops Holding II Corp. Sr. Nt. 8.75% due 6/15/2018(2)(4)	600,000	589,500

		1,888,500
Technology – 4.5%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	730,000	552,975
CDW LLC 8.50% due 4/1/2019	1,000,000	1,075,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Technology (continued)
Equinix, Inc.
Sr. Nt.
4.875% due 4/1/2020	$350,000	$343,000
5.375% due 4/1/2023	350,000	343,000
First Data Corp.
Sec. Nt.
8.75% due 1/15/2022(2)(4)	1,013,000	1,040,857
12.625% due 1/15/2021	900,000	951,750
NXP BV Sr. Nt. 5.75% due 3/15/2023(2)	330,000	332,475
SunGard Data Systems, Inc. 6.625% due 11/1/2019(2)	670,000	673,350

		5,312,407
Textile – 0.3%
SIWF Merger Sub, Inc. Sr. Sec. Nt. 6.25% due 6/1/2021(2)	330,000	323,400

		323,400
Transportation Services – 0.2%
Hertz Corp. 7.50% due 10/15/2018	200,000	214,500

		214,500
Utility – 0.5%
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	581,000

		581,000
Wireless – 3.7%
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023	740,000	710,400
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	500,000	517,500
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(2)	540,000	561,600
MetroPCS Wireless, Inc. 6.25% due 4/1/2021(2)	50,000	50,875
Sprint Nextel Corp.
Sr. Nt.
6.00% due 12/1/2016 - 11/15/2022	1,400,000	1,424,500
7.00% due 3/1/2020(2)	200,000	216,000
9.00% due 11/15/2018(2)	525,000	614,250

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Wireless (continued)
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(2)	$270,000	$259,200

		4,354,325
Wirelines – 1.4%
CenturyLink, Inc. Sr. Nt. 5.625% due 4/1/2020	670,000	676,700
Frontier Communications Corp.
Sr. Nt.
8.125% due 10/1/2018	540,000	592,650
8.25% due 4/15/2017	280,000	315,000

		1,584,350
Total Corporate Bonds (Cost $103,825,230)		106,029,785

	Shares	Value
Preferred Stocks – 0.8%
Banking — 0.8%
Regions Financial Corp.(3)	40,000	980,000

		980,000
Total Preferred Stocks (Cost $1,000,000)		980,000

	Principal Amount	Value
Repurchase Agreements – 1.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $2,099,002, due 7/1/2013(5)	$2,099,000	2,099,000
Total Repurchase Agreements (Cost $2,099,000)		2,099,000
Total Investments – 99.2% (Cost $114,066,269)		116,144,180
Other Assets, Net – 0.8%		913,083
Total Net Assets – 100.0%		$117,057,263

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2013.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $48,537,690, representing 41.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$2,142,946

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$7,035,395	$—	$7,035,395

Corporate Bonds	—	106,029,785	—	106,029,785

Preferred Stocks	980,000	—	—	980,000

Repurchase Agreements	—	2,099,000	—	2,099,000

Total	$980,000	$115,164,180	$—	$116,144,180

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Municipal Bonds – 99.0%
Arizona – 1.7%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	$1,000,000	$1,081,990
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,651,395
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,690,065
Phoenix AZ Civic Impt. Corp. Arpt. Rev. AMT-Ref-Senior Lien 5.00% due 7/1/2019	2,205,000	2,539,256

		6,962,706
California — 7.3%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,670,040
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser. A 5.00% due 12/1/2032	1,495,000	1,527,337
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,685,475
California St. Pub. Wrks. Brd. Lease Rev.
Dept. Dev. Svcs. Porterville Ser. C
6.50% due 4/1/2029	1,500,000	1,776,795
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A
6.125% due 4/1/2028	1,000,000	1,171,200
Trustees Calif. St. Univ. Ser. D
6.125% due 4/1/2028	1,245,000	1,441,710
Var. Cap. Projs. Sub. Ser. I-1
6.125% due 11/1/2029	1,875,000	2,212,687
California St. Var. Purp. G.O.
6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,819,460
6.50% due 4/1/2033	2,000,000	2,392,380
Los Angeles CA Dept. of Arpts. Rev. Sr-Los Angeles Intl. Arpt. Ser. A 5.00% due 5/15/2035	3,000,000	3,094,770
San Francisco City & Cnty. Arpt. Commn. Intl. Rev.
Ref-AMT-Second-Ser. C
5.00% due 5/1/2025	1,500,000	1,628,220
Ser. G
5.25% due 5/1/2025	2,000,000	2,262,600
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev. Wtr. Sys. Impt. Proj. Sub. Ser. A 5.00% due 11/1/2029	2,000,000	2,160,960

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
California (continued)
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	$1,000,000	$1,132,510

		29,976,144
Colorado – 1.2%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(1)	1,825,000	1,911,925
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	1,020,000	1,033,576
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,146,700

		5,092,201
Connecticut – 4.7%
Connecticut St. G.O.
Ser. B
5.00% due 4/15/2029	1,140,000	1,252,005
Ser. C
5.75% due 11/1/2019	1,500,000	1,814,955
Ser. D
0.83% due 9/15/2018(1)	3,000,000	3,009,000
5.00% due 11/1/2030	2,000,000	2,196,820
Ser. E
5.00% due 9/15/2032	1,000,000	1,081,880
Sifma Index Ser. A
0.81% due 3/1/2021(1)	1,500,000	1,491,690
0.91% due 3/1/2022(1)	2,000,000	1,992,340
Connecticut St. Revolving Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,715,160
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,645,860
Univ. of Connecticut Ser. A 5.00% due 2/15/2031	1,000,000	1,075,250
Univ. of Connecticut Rev. Ref-Student Fee-Ser. A 5.00% due 11/15/2027	1,860,000	2,063,856

		19,338,816

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Delaware – 0.4%
Wilmington Delaware G.O.
Ser. A
5.00% due 12/1/2018(2)	$1,195,000	$1,407,495
5.00% due 12/1/2028	55,000	60,053

		1,467,548
District Of Columbia – 1.4%
District of Columbia Income Tax Sec. Rev. Ser. A 5.00% due 12/1/2036	2,000,000	2,148,980
Metropolitan Washington DC Arpt. Auth. Sys. Rev.
AMT-Ser.C
5.00% due 10/1/2028	1,500,000	1,583,865
Ser. A
5.00% due 10/1/2026	2,000,000	2,218,760

		5,951,605
Florida – 3.8%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,699,995
Broward Cnty. FLA Arpt. Sys. Rev. Ser. Q-1 5.00% due 10/1/2023	2,085,000	2,370,666
Florida St. G.O.
Brd. of Ed. Ser. A
5.00% due 1/1/2022	2,000,000	2,262,160
Dept. Trans. Right of Way
5.375% due 7/1/2027	1,500,000	1,670,490
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,707,720
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref-Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	500,000	548,125
Palm Beach Cnty. FLA Solid Waste Auth. Rev. Ref. 5.00% due 10/1/2031	2,000,000	2,143,520
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,625,010
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	1,500,000	1,560,630

		15,588,316

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Georgia – 2.3%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	$1,000,000	$1,074,230
Atlanta GA Wtr. & Wastewtr. Rev.
Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,483,225
Gwinnett Cnty. GA Sch. Dist. G.O.
5.00% due 2/1/2018(2)	1,760,000	2,039,981
5.00% due 2/1/2032 - 2/1/2036	2,740,000	3,004,082

		9,601,518
Guam – 0.3%
Guam Govt. Business Privilege Tax Rev. Ser. A 5.00% due 1/1/2027	1,000,000	1,066,960

		1,066,960
Illinois – 6.4%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	2,000,000	2,134,360
Chicago IL O'Hare Intl. Arpt. Rev.
AMT-Ref-Passenger Fac. Charge-Ser. B
5.00% due 1/1/2023	1,500,000	1,666,425
Ref-AMT-Gen-Senior Lien-Ser. B
5.00% due 1/1/2024	2,500,000	2,740,775
Chicago IL Sales Tax Rev. Ser. A 5.25% due 1/1/2038	3,000,000	3,212,040
Cook Cnty. IL G.O. Ref-Ser. C 5.00% due 11/15/2019	1,000,000	1,145,640
Illinois St. G.O.
5.00% due 3/1/2017 - 1/1/2019	6,350,000	7,009,569
Ref.
5.00% due 1/1/2024 - 8/1/2025	4,500,000	4,681,790
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev.
Ref. Ser. A-1
5.25% due 1/1/2030	2,000,000	2,131,140
Ser. B
5.50% due 1/1/2033	1,500,000	1,628,955

		26,350,694
Indiana – 0.5%
Indiana Fin. Auth. Health Sys. Rev. Sisters of St. Francis Health 5.00% due 11/1/2025	2,000,000	2,150,060

		2,150,060

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Iowa – 0.5%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	$1,810,000	$1,978,294

		1,978,294
Kansas – 0.8%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,713,255
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,654,515

		3,367,770
Louisiana – 0.8%
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,670,180
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,724,280

		3,394,460
Maine – 0.4%
Maine St. Tpk. Auth. Rev. 6.00% due 7/1/2034	1,500,000	1,690,830

		1,690,830
Maryland – 1.9%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,666,440
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,643,535
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,763,895
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	2,285,000	2,551,545

		7,625,415
Massachusetts – 5.4%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,660,590

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Massachusetts (continued)
Massachusetts St. College Bldg. Auth.
Ser. A
5.00% due 5/1/2028	$2,000,000	$2,218,040
Ser. B
5.00% due 5/1/2030	1,500,000	1,689,825
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,168,100
Massachusetts St. Health & Ed. Facs. Auth. Rev.
Harvard Univ. Ser. A
5.50% due 11/15/2036	1,500,000	1,686,135
Harvard Univ. Ser. B
5.00% due 10/1/2038	1,500,000	1,640,565
Ser. A, M.I.T.
5.00% due 7/1/2038	1,500,000	1,623,885
Ser. O, M.I.T.
6.00% due 7/1/2036	1,500,000	1,746,600
Massachusetts St. Sch. Bldg. Auth. Sales Tax Rev. Ref-Senior-Ser. A 5.00% due 8/15/2030	2,500,000	2,741,350
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,693,950
Massachusetts St. Wtr. Res. Auth.
Ref-Gen-Ser. B
5.00% due 8/1/2031	2,000,000	2,197,100
Ser. A
5.00% due 8/1/2037	1,000,000	1,065,270

		22,131,410
Michigan – 3.1%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,292,980
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B
5.00% due 10/1/2018	1,820,000	1,962,342
Wayne Cnty. MI Arpt. Auth. Rev.
AMT-Arpt. Rev. Ref. Ser. A
5.00% due 12/1/2022	2,000,000	2,187,920
AMT-Ref-Detroit Met Arpt. Ser. D
5.00% due 12/1/2019	2,000,000	2,246,540
Arpt. Rev. Ref-Ser. B
5.00% due 12/1/2020	2,595,000	2,982,122
Detroit Met Arpt. Ser. A
5.00% due 12/1/2019	1,000,000	1,154,910

		12,826,814

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Minnesota – 1.9%
Minnesota St. G.O.
Hwy. & Var. Purp.
5.00% due 8/1/2022	$1,500,000	$1,698,630
Ref-St. Var. Purp. Ser. D
5.00% due 8/1/2022 - 8/1/2024	3,500,000	4,066,550
Minnesota St. Pub. Safety Radio 5.00% due 6/1/2024	2,000,000	2,243,920

		8,009,100
Mississippi – 0.4%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	1,500,000	1,655,565

		1,655,565
Missouri — 1.6%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,664,670
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,703,460
Missouri St. Hwys & Trans Commn. St. Rd. Rev.
(1st Lein)
5.00% due 5/1/2025	1,500,000	1,649,610
(2nd Lein)
5.25% due 5/1/2018	1,500,000	1,718,100

		6,735,840
Nevada – 1.0%
Clark Cnty. NV G.O. Ref-Transn-Ser. A 5.00% due 12/1/2029	2,000,000	2,129,500
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,158,600

		4,288,100
New Jersey – 9.4%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured
5.00% due 12/15/2023	2,000,000	2,242,440
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,641,645

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2015(2)	$1,500,000	$1,617,705
New Jersey Environmental Infrastructure Tr. AMT-Ser. B 5.00% due 9/1/2028	1,355,000	1,475,053
New Jersey Garden St. Preservation Tr. Ser. A FSA Insured 5.50% due 11/1/2015	1,500,000	1,668,525
New Jersey St. Economic Dev. Auth. Rev.
Ref
5.00% due 6/15/2017	3,000,000	3,260,340
Ref-Sch. Facs. Constr. Sifma Ser. I
1.31% due 9/1/2025(1)	5,000,000	5,014,500
New Jersey St. Higher Ed. Assistance Auth. AMT-Senior-Ser. 1A 4.00% due 12/1/2020	2,000,000	2,080,640
New Jersey St. Trans. Trust Fund Auth. Rev. Trans. Sys. Ser. A 5.50% due 6/15/2041	3,000,000	3,288,810
New Jersey St. Transn. Tr. Fd. Auth.
Transn. Sys. Ser. B
5.50% due 6/15/2031	4,500,000	4,981,545
Transn. Sys. Ser. C
FSA Insured
5.50% due 12/15/2016	1,500,000	1,716,240
Transn. Sys. Ser. D
5.00% due 6/15/2015(2)	2,000,000	2,172,380
New Jersey St. Turnpike Auth.
Ser. A
5.00% due 1/1/2032	2,650,000	2,775,080
Ser. B
5.00% due 1/1/2021	2,000,000	2,310,220
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,311,180

		38,556,303
New York – 9.8%
Metropolitan Transn. Auth. NY Dedicated Tax Fd.
Ser. B
5.00% due 11/15/2034	1,500,000	1,568,910
Subser. B-2
5.00% due 11/15/2031	2,000,000	2,126,300
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2024	2,500,000	2,739,450

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
New York (continued)
New York NY G.O.
Ser. H-1
5.25% due 3/1/2021	$1,500,000	$1,724,985
Subser. B-1
5.25% due 9/1/2025	2,000,000	2,277,160
Subser. J-4
0.61% due 8/1/2025(1)	3,000,000	2,983,470
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,325,480
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,629,810
New York St. Dorm. Auth. Revs. St. Supp. Debt. Third Gen. Res. St. Univ. Edl. Facs. Ser. A 5.00% due 5/15/2026	1,000,000	1,123,180
New York St. Dorm. Auth. St. Personal Income Tax Rev. Ser. E 5.00% due 8/15/2027	2,000,000	2,201,400
New York St. Environmental Facs. Corp. St. Clean Wtr. & Drinking
Revolving Fds. NYC Muni. Wtr. Fin. Auth. Projs-2nd Res-Ser. D 5.00% due 6/15/2024 - 6/15/2027	3,000,000	3,390,400
New York St. Liberty Dev. Corp. Liberty Rev.
Ref-7 World Trade Ctr. Class 1 5.00% due 9/15/2029 - 9/15/2040	4,925,000	5,327,177
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,669,140
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,636,515
Port Authority of NY & NJ
Consol-Ser. 169
5.00% due 10/15/2024	2,000,000	2,236,880
Consol-Ser. 172
5.00% due 10/1/2030	3,000,000	3,198,810
Triborough NY Bridge. & Tunl. Auth. Revs. Ref-Gen-Ser. B 5.00% due 11/15/2024	2,000,000	2,323,080

		40,482,147

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
North Carolina – 2.3%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	$1,750,000	$1,972,880
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2016(2)	1,600,000	1,778,816
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,666,935
Wake Cnty. NC G.O.
5.00% due 3/1/2017(2)	1,500,000	1,714,560
Pub. Impt. Ser. A
5.00% due 4/1/2018	2,000,000	2,337,360

		9,470,551
Ohio – 1.7%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,122,400
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,593,075
Lucas Cnty. OH Hosp. Rev. Ref-Promedica Healthcare-Ser. D 5.25% due 11/15/2028	1,550,000	1,659,228
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,613,055

		6,987,758
Oklahoma – 0.4%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,814,490

		1,814,490
Oregon – 1.1%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2018(2)	1,500,000	1,832,175
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,666,036
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,134,160

		4,632,371

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Pennsylvania – 2.0%
Allegheny Cnty. PA G.O. Ref-Ser. C-69 5.00% due 12/1/2031	$2,480,000	$2,585,797
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,048,160
Pennsylvania St. Tpk. Commn. Oil Franchise Tax Rev. Rmk. Ser. C of 2003 Tpk. 5.00% due 12/1/2032	2,125,000	2,232,674
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,137,440
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,145,340

		8,149,411
Puerto Rico – 5.2%
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Ser. WW
5.50% due 7/1/2021	1,500,000	1,532,790
Ser. XX
5.75% due 7/1/2036	2,000,000	1,974,880
Ser. ZZ
5.25% due 7/1/2025	2,000,000	1,941,140
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.
1st Sub-Ser. A
5.50% due 8/1/2037	4,000,000	4,037,120
6.375% due 8/1/2039	2,500,000	2,680,850
First Sub-Ser. C
5.375% due 8/1/2038	2,000,000	2,001,660
Ser. A
5.00% due 8/1/2024	2,000,000	2,056,880
5.25% due 8/1/2027	1,500,000	1,550,325
Ser. A Pre-refunded-First Sub
6.125% due 2/1/2014(2)	40,000	41,382
Ser. A Unrefunded-First Sub
6.125% due 8/1/2029	1,460,000	1,485,054
Ser. C
5.00% due 8/1/2022	2,000,000	2,230,300

		21,532,381
Rhode Island – 0.8%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,674,795
Tobacco Settlement Fing. Corp. RI
Asset Bkd. Ser. A
6.00% due 6/1/2023	585,000	590,382
6.125% due 6/1/2032	1,015,000	1,016,350

		3,281,527

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
South Carolina – 2.1%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	$2,000,000	$2,368,780
Greenville SC Hosp. Sys. Brd. Hosp. Facs. Rev. Ref. 5.00% due 5/1/2031	3,000,000	3,079,500
South Carolina St. Pub. Svc. Auth. Rev.
Ref. Ser. A
5.50% due 1/1/2015	1,500,000	1,610,820
Ser. B
5.25% due 1/1/2034	1,500,000	1,663,380

		8,722,480
Tennessee – 1.9%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Health Alliance 5.625% due 7/1/2030	1,500,000	1,590,150
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Health & Ed. Facs. Brd. Rev.
Vanderbilt Univ. Ser. A
5.00% due 10/1/2034	1,250,000	1,341,238
Vanderbilt Univ. Ser. B
5.50% due 10/1/2034	1,500,000	1,668,660
Tennessee St. G.O. Ser. C 5.00% due 5/1/2018(2)	1,425,000	1,670,926
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,623,960

		7,894,934
Texas – 8.7%
Allen, Tex. Indpt. Sch. Dist. G.O. Ref. 5.00% due 2/15/2036	1,580,000	1,707,569
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,237,300
Bexar Cnty. Tex. G.O. Certificates Oblig. 5.00% due 6/15/2030	1,500,000	1,638,405
Canadian River Tex. Mun. Wtr. Auth. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,220,160
Dallas-Fort Worth Tex. Intl. Arpt. Rev. Ref-JT-Ser. B 5.00% due 11/1/2023	2,500,000	2,772,800

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Texas (continued)
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	$1,500,000	$1,706,520
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,633,770
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,657,650
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev.
Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	4,884,765
North Tex. Twy. Auth. Rev.
Ref-1st Tier Ser. A
5.00% due 1/1/2029	2,500,000	2,610,750
Spl. Projs. Sys. Ser. A
5.00% due 9/1/2031	2,000,000	2,156,760
Spl. Projs. Sys. Ser. D
5.00% due 9/1/2031	2,000,000	2,156,760
Sr. Projs. Sys. Ser. A
5.50% due 9/1/2036	1,500,000	1,632,390
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,619,655
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	3,130,000	3,620,847
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,712,685

		35,968,786
Utah – 0.3%
Metropolitan Wtr. Dist. of UT Salt Lake & Sandy Wtr. Rev. Ref. Ser. A 5.00% due 7/1/2037	1,000,000	1,068,680

		1,068,680
Virginia – 2.5%
Fairfax Cnty. VA Indl. Dev. Auth. Rev.
Health Care Inova
5.00% due 5/15/2037	1,810,000	1,894,346
Health Care Inova Ser. C
5.00% due 5/15/2025	500,000	553,695
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(2)	1,045,000	1,115,297
Virginia St. Pub. Sch. Auth. Sch. Fing.
Ser. B
5.00% due 8/1/2028	1,500,000	1,648,440
5.25% due 8/1/2033	1,000,000	1,103,730

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Virginia (continued)
Virginia St. Pub. Sch. Auth. Spl. Oblg. Montgomery Cnty. Sch. Fing. 5.00% due 1/15/2026	$2,000,000	$2,249,240
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B 5.00% due 11/1/2030	1,375,000	1,518,633

		10,083,381
Washington – 2.3%
Clark Cnty. WA Pub. Utility Dist. No. 001 Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,202,200
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	2,005,266
Port of Seattle WA Rev. AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,646,175
Tobacco Settlement Auth. WA Rev. Asset Bkd. 6.50% due 6/1/2026	1,275,000	1,282,714
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,161,180

		9,297,535
Wisconsin – 0.7%
Wisconsin St. Health & Edl. Facs. Auth. Rev.
Aurora Health Care
6.50% due 4/15/2033	2,000,000	2,004,780
Aurora Health Care Ser. A
5.00% due 7/15/2028	1,000,000	1,040,900

		3,045,680
Total Municipal Bonds (Cost $394,573,542)		408,238,581

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Short Term & Cash Equivalent – 0.1%
Puerto Rico – 0.1%
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	$500,000	$500,000

		500,000
Total Short Term & Cash Equivalent (Cost $500,000)		500,000
Total Investments - 99.1% (Cost $395,073,542)		408,738,581
Other Assets, Net - 0.9%		3,579,869
Total Net Assets - 100.0%		$412,318,450

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2013.
(2)	Pre-refunded.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$408,238,581	$—	$408,238,581

Short Term & Cash Equivalent	—	500,000	—	500,000

Total	$—	$408,738,581	$—	$408,738,581

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Municipal Bonds – 98.5%
Alabama – 0.8%
Selma AL Indl. Dev. Brd. Rev. Gulf Oppty. Zone Intl. Paper Co. Ser. A 5.80% due 5/1/2034	$1,500,000	$1,607,070

		1,607,070
Arizona – 1.1%
Tempe AZ Indl. Dev. Auth. Rev. Ref-Friendship Vlg. Ser. A 6.25% due 12/1/2042	2,000,000	2,064,480

		2,064,480
California – 10.4%
California Hlth. Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2020(1)	1,500,000	1,887,015
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	1,235,000	1,272,136
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,432,951
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,770,150
6.625% due 11/1/2034	275,000	291,943
California St. Var. Purp. G.O. 6.00% due 11/1/2039	1,500,000	1,714,770
Foothill Eastern Trans. Corridor Agy. CA. Toll Road Rev. Ref-Convertible Cap. Apprec. 5.875% due 1/15/2026	2,000,000	2,030,440
Port of Oakland CA Rev. Ref-AMT-Ser. O 5.125% due 5/1/2031	1,250,000	1,259,925
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	969,480
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	1,024,050
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	1,024,050
San Francisco Calif. City & Cnty. Arpt. Commn. Intl. Arpt. Rev. Ref-AMT- Second Ser. F 5.00% due 5/1/2030	1,540,000	1,589,203

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
California (continued)
San Jose CA. Arpt. Rev. AMT-Ser. A-1 5.75% due 3/1/2034	$2,000,000	$2,131,000
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,988,439

		20,385,552
Colorado – 5.2%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	1,051,750
Colorado Regl. Trans. Dist. Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2034	3,425,000	3,832,370
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026 - 1/15/2041	4,670,000	5,213,671

		10,097,791
District Of Columbia – 2.6%
District of Columbia Rev. Howard Univ. Ser. A 6.50% due 10/1/2041	1,000,000	1,107,420
Utd. Negro College Fund 6.875% due 7/1/2040	2,000,000	2,295,240
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,639,770

		5,042,430
Florida – 11.6%
Brevard Cnty. FLA Hlth. Facs. Auth. Hlth. Care Facs. Rev. Hlth. First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,699,995
Broward Cnty. FLA Arpt. Sys. Rev. AMT-Ser. Q-2 5.00% due 10/1/2037	2,750,000	2,780,223
Greater Orlando FLA Aviation Auth. Arpt Facs. Rev. Ref-Jetblue Airways Corp. Proj. 5.00% due 11/15/2036	1,500,000	1,390,770
Greeneway Impt. Dist. Spl. Assessment Rev. 5.125% due 5/1/2043	2,500,000	2,271,550
Highlands Cnty. FLA Hlth. Facs. Auth. Rev. Adventist Hlth./Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,786,784

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Florida (continued)
Miami-Dade Cnty. FLA Hlth. Facs. Auth. Hosp. Rev. Ref-Miami Childrens Hosp. 5.875% due 8/1/2042	$975,000	$1,051,898
Ref-Miami Childrens Hosp. Ser. A 6.125% due 8/1/2042	3,395,000	3,721,769
Village Cmnty. Dev. Dist. No. 10 FLA Spl. Assessment Rev. 5.00% due 5/1/2032	2,000,000	1,896,740
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,215,000	2,510,769
Ref-Phase III 6.125% due 5/1/2040	3,255,000	3,687,557

		22,798,055
Georgia – 1.6%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,448,913
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2030	1,500,000	1,628,295

		3,077,208
Illinois – 8.4%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	1,500,000	1,600,770
Chicago IL O’Hare Intl. Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,647,150
Chicago IL Proj. G.O. Ser. A 5.00% due 1/1/2034	1,500,000	1,535,430
Chicago IL Wtr. Rev. Ref. 5.00% due 11/1/2029	1,490,000	1,598,964
Illinois Fin. Auth. Rev. Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	2,600,000	2,775,110
6.50% due 4/1/2044	755,000	803,380
Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	965,000	966,901
Temps-75-Admiral at Lake-D-1 7.00% due 5/15/2018	1,000,000	1,002,120

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Illinois (continued)
Illinois St. G.O. 5.50% due 7/1/2038(2)	$1,000,000	$1,023,150
Ref. 5.00% due 1/1/2024	1,500,000	1,569,330
Ser. A 5.00% due 9/1/2031	2,000,000	2,007,080

		16,529,385
Indiana – 1.0%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	1,999,370

		1,999,370
Iowa – 1.5%
Iowa St. Fin. Auth. Midwestern Disaster Area Rev. IA Fertilizer Co. Proj. 5.25% due 12/1/2025	1,000,000	980,310
5.50% due 12/1/2022	1,000,000	1,006,910
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	905,000	989,147

		2,976,367
Kentucky – 2.5%
Kentucky St. Economic Dev. Fin. Auth. Owensboro Med. Hlth Sys. Ser. A 6.00% due 6/1/2030	2,000,000	2,188,820
Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,752,275

		4,941,095
Louisiana – 0.9%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,725,750

		1,725,750
Maryland – 0.8%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,627,245

		1,627,245

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Massachusetts – 2.3%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Groves-Lincoln Ser. A 7.50% due 6/1/2029(3)(4)	$1,000,000	$440,000
Ser. B-1 7.25% due 6/1/2016(3)(4)	1,100,000	484,011
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 - 7/1/2033	3,500,000	3,635,075

		4,559,086
Michigan – 1.9%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser. C 5.50% due 12/1/2028	1,045,000	1,083,811
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	1,500,000	1,640,940
AMT-Detroit Met Arpt.Ser. B 5.00% due 12/1/2037	1,000,000	979,250

		3,704,001
New Jersey – 3.6%
New Jersey Economic Dev. Auth. Rev. MSU Student Hsg. Proj. Provident Group Montclair LLC 5.875% due 6/1/2042	2,000,000	2,108,260
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,627,845
New Jersey St. Trans. Trust Fund Auth. Rev. Transn. Ser. A 5.25% due 6/15/2030	2,000,000	2,197,340
Transn. Ser. B 5.25% due 6/15/2036	1,060,000	1,139,733

		7,073,178
New Mexico – 2.0%
Farmington NM Poll. Ctrl. Rev. Ref-Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,700,208
Ref-AMT-Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	2,128,000

		3,828,208

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
New York – 4.4%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	$1,500,000	$1,668,915
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,599,990
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2027	1,500,000	1,610,115
New York St. Thruway. Auth. Gen. Rev. Ser. I 5.00% due 1/1/2037	2,000,000	2,094,400
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK Intl. Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,689,690

		8,663,110
Ohio – 1.9%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,550,385
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj. 5.95% due 9/1/2029	760,000	760,182
6.15% due 6/1/2030	1,500,000	1,500,450

		3,811,017
Oklahoma – 1.6%
Oklahoma Dev. Fin. Auth. CCRC Rev. Ref-Inverness Vlg. Cmnty. 6.00% due 1/1/2032	1,625,000	1,625,000
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,609,680

		3,234,680
Pennsylvania – 5.8%
Allegheny Cnty. PA Arpt. Auth. Rev. Pittsburgh Intl. Arpt. Ser. A-1 5.00% due 1/1/2028	1,000,000	1,042,140
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	1,300,000	1,356,693
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,609,200
Ref-Asbury PA Oblig. Group 5.25% due 1/1/2032	1,350,000	1,315,710

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Pennsylvania (continued)
Dauphin Cnty. PA Gen. Auth. Hlth. Sys. Rev. Pinnacle Hlth. Sys. Proj. Ser. A 6.00% due 6/1/2036	$1,500,000	$1,629,345
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. A
5.625% due 12/1/2031	1,500,000	1,645,875
6.50% due 12/1/2036	1,000,000	1,134,920
Sub. Ser. B 5.25% due 6/1/2039	1,500,000	1,559,340

		11,293,223
Puerto Rico – 7.7%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	984,510
6.50% due 7/1/2037	1,500,000	1,523,730
Ref-Pub. Impt. Ser. E 5.625% due 7/1/2033	2,000,000	1,938,200
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	1,500,000	1,481,160
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. A 5.50% due 8/1/2037	2,500,000	2,523,200
6.00% due 8/1/2042	1,685,000	1,756,174
6.375% due 8/1/2039	2,500,000	2,680,850
1st Sub-Ser. C 6.00% due 8/1/2039	2,040,000	2,131,821

		15,019,645
Rhode Island — 1.2%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,674,795
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	600,798

		2,275,593
South Carolina – 1.7%
Richland Cnty. SC Environmental Impt. Rev. Intl. Paper 6.10% due 4/1/2023	1,780,000	1,801,591
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,626,795

		3,428,386

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Tennessee – 1.7%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	$1,500,000	$1,590,150
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	1,665,000	1,790,941

		3,381,091
Texas – 11.6%
Brazos River Tex. Harbor Navigation Dist. Rev. Dow Chemical Co. Proj. Ser. A-3 5.125% due 5/15/2033	2,000,000	2,044,060
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,630,860
Dallas-Fort Worth Tex. Intl. Arpt. Fac. Impro. Corp. Rev. Ser. B 5.00% due 11/1/2032	3,000,000	3,121,050
Dallas-Fort Worth Tex. Intl. Arpt. Rev. AMT-JT- Impt. Ser. A 5.00% due 11/1/2033	2,000,000	2,016,180
Lower Colorado River Tex. Auth. Ref-LCRA Transmission Svcs. Corp. Ser. A 5.00% due 5/15/2029	1,690,000	1,782,004
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,169,200
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	444,000	444,795
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	3,110,000	3,653,441
7.50% due 6/30/2033	2,000,000	2,415,140
Sr. Lien-NTE Mobility 6.875% due 12/31/2039	1,500,000	1,735,230
7.50% due 12/31/2031	1,500,000	1,794,825

		22,806,785
Washington – 1.0%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,922,602

		1,922,602

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS HIGH INCOME MUNICIPAL BOND FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Wisconsin – 1.7%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	$1,640,000	$1,766,132
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev. Aurora Hlth. Care 6.40% due 4/15/2033	1,500,000	1,503,480

		3,269,612
Total Municipal Bonds (Cost $187,208,084)		193,142,015
Total Investments - 98.5% (Cost $187,208,084)		193,142,015
Other Assets, Net - 1.5%		2,912,847
Total Net Assets - 100.0%		$196,054,862

(1)	Pre-refunded.
(2)	When Issued Security.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	$1,100,000	$1,098,567	$484,011	11/23/2009 – 8/25/2011	0.25%
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	972,253	440,000	11/23/2009	0.22%

(4)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1	7.250%	6/1/2016	$1,100,000	$1,097,176	$484,011

Groves-Lincoln Ser. A	7.250%	6/1/2029	1,000,000	969,440	440,000

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH INCOME MUNICIPAL BOND FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$192,218,004	$924,011	$193,142,015

Total	$—	$192,218,004	$924,011	$193,142,015

The following is a reconciliation of investments in which significant unobservable imputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2012	$1,009,931

Change in unrealized appreciation/depreciation	(85,920)

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers in Level 3	—

Balance as of 6/30/2013	$924,011

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Senior Secured Loans – 80.2%
Aerospace & Defense – 0.5%
Sequa Corp. New Term Loan B 5.25% due 6/19/2017(1)	$13,769,451	$13,780,879

		13,780,879
Airlines – 0.8%
Delta Air Lines, Inc. Refi Term Loan 4.25% due 4/20/2017(1)	19,304,351	19,358,596

		19,358,596
Automotive – 4.0%
Allison Transmission, Inc. Term Loan B2 3.20% due 8/7/2017(1)	2,487,500	2,493,271
Term Loan B3 4.25% due 8/23/2019(1)	22,281,625	22,319,949
Navistar International Corp. Term Loan B 5.75% due 8/7/2017(1)	13,950,000	13,950,000
Schaeffler AG USD Term Loan C 4.25% due 1/27/2017(1)	26,000,000	26,006,500
The Goodyear Tire & Rubber Co. New 2nd Lien Term Loan 4.75% due 4/30/2019(1)	25,000,000	25,040,250
TI Group Automotive Systems LLC Term Loan B 5.50% due 3/27/2019(1)	13,965,000	14,095,992

		103,905,962
Brokerage – 0.5%
ION Trading Technologies S.a.r.l. 2nd Lien Term Loan 8.25% due 5/21/2021(1)	14,000,000	13,965,000

		13,965,000
Building Materials – 1.9%
ABC Supply Co., Inc. Term Loan 3.50% due 4/16/2020(1)	15,000,000	14,876,250
CPG International, Inc. Term Loan 5.75% due 9/18/2019(1)	13,895,000	13,908,895
Nortek, Inc. Term Loan 5.25% due 4/26/2017(1)	3,453,186	3,460,368

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Building Materials (continued)
QS0001 Corp. 1st Lien Term Loan 5.00% due 11/9/2018(1)	$14,427,500	$14,487,663
2nd Lien Term Loan 9.25% due 5/1/2020(1)	2,000,000	2,055,000

		48,788,176
Chemicals – 2.4%
AI Chem & Cy S.C.A. Term Loan B1 4.50% due 10/3/2019(1)	6,583,920	6,542,771
Term Loan B2 4.50% due 10/3/2019(1)	3,416,080	3,394,729
Ascend Performance Materials LLC Term Loan B 6.75% due 4/10/2018(1)	14,812,500	14,747,769
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.75% due 2/3/2020(1)	29,950,000	29,923,944
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	6,279,030	6,178,942

		60,788,155
Construction Machinery – 1.1%
Generac Power Systems, Inc. Term Loan B 3.50% due 5/29/2020(1)	28,500,000	28,250,625

		28,250,625
Consumer Cyclical Services – 1.0%
Brock Holdings III, Inc. New Term Loan B 6.00% - 6.75% due 3/16/2017(1)	10,247,051	10,315,399
New 2nd Lien Term Loan 10.00% due 3/16/2018(1)	2,500,000	2,531,250
Monitronics International, Inc. New Term Loan B 4.25% due 3/23/2018(1)	12,837,812	12,843,204

		25,689,853
Consumer Products – 4.0%
Bombardier Recreational Products, Inc. New Term Loan B 4.00% due 1/30/2019(1)	29,051,557	28,991,130
KIK Custom Products, Inc. New 1st Lien Term Loan 5.50% due 4/29/2019(1)	20,000,000	19,450,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Consumer Products (continued)
New 2nd Lien Term Loan 9.50% due 10/29/2019(1)	$10,000,000	$9,850,000
Party City Holdings, Inc. Refi Term Loan B 4.25% due 7/29/2019(1)	17,877,662	17,724,987
The Sun Products Corp. New Term Loan 5.50% due 3/23/2020(1)	26,433,750	26,103,328

		102,119,445
Diversified Manufacturing – 0.8%
Silver II US Holdings LLC Term Loan 4.00% due 12/13/2019(1)	19,900,000	19,721,696

		19,721,696
Electric – 3.0%
Calpine Corp. Term Loan B1 4.00% due 4/2/2018(1)	10,727,853	10,701,033
Term Loan B3 4.00% due 10/9/2019(1)	21,363,625	21,323,675
Dynegy Holdings, Inc. Term Loan B2 4.00% due 4/23/2020(1)	14,615,384	14,496,708
GIM Channelview Cogeneration LLC Term Loan B 4.25% due 5/4/2020(1)	10,000,000	10,016,700
LSP Madison Funding LLC Term Loan 5.50% - 6.50% due 6/28/2019(1)	10,253,099	10,295,854
Star West Generation LLC New Term Loan B 4.25% due 3/13/2020(1)	11,471,250	11,485,589

		78,319,559
Entertainment – 0.9%
WMG Acquisition Corp. New Term Loan 3.75% due 7/1/2020(1)	17,500,000	17,368,750
Delayed Draw Term Loan 1 5.25% due 7/1/2020(1)	4,329,268	4,271,559
Delayed Draw Term Loan 2 5.25% due 7/1/2020(1)	670,732	661,791

		22,302,100

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Environmental – 0.8%
ADS Waste Holdings, Inc. New Term Loan B 4.25% due 10/9/2019(1)	$19,900,000	$19,815,425

		19,815,425
Food And Beverage – 5.3%
AdvancePierre Foods, Inc. Term Loan 5.75% due 7/10/2017(1)	13,466,250	13,502,744
2nd Lien Term Loan 9.50% due 10/10/2017(1)	2,000,000	2,030,000
Arysta LifeScience Corp. 1st Lien Term Loan 4.50% due 5/25/2020(1)	10,000,000	9,893,800
2nd Lien Term Loan 8.25% due 11/30/2020(1)	3,000,000	2,947,500
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(1)	39,537,943	39,356,859
HJ Heinz Co. Term Loan B2 3.50% due 6/5/2020(1)	38,750,000	38,705,825
Hostess Brands, Inc. Term Loan 6.75% due 3/6/2020(1)	29,000,000	29,483,430

		135,920,158
Gaming – 2.9%
Boyd Gaming Corp. Term Loan 3.664% due 12/17/2015(1)	4,262,820	4,263,886
Incremental Term Loan 6.00% due 12/17/2015(1)	4,625,000	4,630,781
MGM Resorts International Term Loan B 3.50% due 12/20/2019(1)	9,950,000	9,875,375
Peninsula Gaming LLC Term Loan 4.25% due 11/20/2017(1)	15,920,000	15,884,180
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(1)	2,962,500	2,957,316
Scientific Games International, Inc. New Term Loan B 4.25% due 5/22/2020(1)	13,000,000	12,794,210
Station Casinos, Inc. New Term Loan B 5.00% due 3/1/2020(1)	24,937,500	24,906,328

		75,312,076

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare – 7.6%
Convatec, Inc. Term Loan 5.00% due 12/22/2016(1)	$11,346,431	$11,386,144
DaVita, Inc. Term Loan B2 4.00% due 11/1/2019(1)	19,900,000	19,892,836
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(1)	22,947,598	22,987,756
Inc Research, Inc. Refi Term Loan B 6.00% due 7/12/2018(1)	8,760,995	8,754,424
National Mentor Holdings, Inc. New Term Loan B 6.50% due 2/9/2017(1)	19,942,909	20,022,681
Onex Carestream Finance LP 1st Lien Term Loan 5.00% due 6/7/2019(1)	17,962,216	17,734,814
2nd Lien Term Loan 9.50% due 6/7/2019(1)	15,000,000	14,700,000
Pharmaceutical Product Development, Inc. New Term Loan B 4.25% due 12/5/2018(1)	995,000	994,463
Radnet Management, Inc. Term Loan B 4.25% - 5.50% due 9/30/2018(1)	11,426,221	11,416,737
Select Medical Corp. Series C Term Loan B 4.00% - 5.25% due 6/1/2018(1)	7,092,147	7,065,551
Sheridan Holdings, Inc. Term Loan 4.50% due 6/29/2018(1)	15,920,000	15,923,980
New 2nd Lien Term Loan 9.00% due 7/1/2019(1)	2,500,000	2,518,750
Skilled Healthcare Group, Inc. Term Loan B 6.75% - 7.50% due 4/8/2016(1)	8,665,172	8,686,835
Surgical Care Affiliates, Inc. Delayed Draw Term Loan B 4.25% due 4/29/2018(1)	10,122,614	10,021,388
Class C Incremental Term Loan 4.25% due 6/29/2018(1)	1,500,000	1,498,125
United Surgical Partners International, Inc. Extended Term Loan 4.25% due 4/19/2017(1)	9,298,401	9,298,401

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare (continued)
Incremental Term Loan 4.75% due 4/3/2019(1)	$8,409,062	$8,361,803
Vanguard Health Holding Co. II LLC Refi Term Loan B 3.75% due 1/29/2016(1)	5,258,116	5,248,283

		196,512,971
Independent Energy – 2.7%
Chesapeake Energy Corp. Unsecured Term Loan 5.75% due 12/1/2017(1)	32,000,000	32,393,280
Samson Investment Co. 2nd Lien Term Loan 6.00% due 9/25/2018(1)	13,000,000	12,951,250
Sheridan Production Partners I LLC Term Loan B2 5.00% due 9/14/2019(1)	6,905,119	6,859,062
Term Loan B2 I-A 5.00% due 9/25/2019(1)	2,259,943	2,244,869
Term Loan B2 I-M 5.00% due 9/25/2019(1)	1,380,386	1,371,179
Wildhorse Resources LLC 2nd Lien Term Loan 7.50% due 6/13/2018(1)	13,000,000	13,032,500

		68,852,140
Insurance - Life – 0.6%
CNO Financial Group, Inc. Term Loan B2 3.75% due 9/20/2018(1)	16,161,731	16,050,700

		16,050,700
Insurance P&C – 2.7%
Alliant Holdings I, Inc. New Term Loan B 5.00% due 12/20/2019(1)	16,915,000	16,872,712
Asurion LLC New Term Loan B1 4.50% due 5/24/2019(1)	11,669,625	11,550,012
Compass Investors, Inc. Term Loan 5.25% due 12/27/2019(1)	19,900,000	19,937,412
Cooper Gay Swett & Crawford Ltd. 1st Lien Term Loan 5.00% due 4/16/2020(1)	5,000,000	4,975,000
2nd Lien Term Loan 8.25% due 10/16/2020(1)	4,000,000	4,000,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Insurance P&C (continued)
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan 5.00% due 12/10/2019(1)	$12,935,000	$12,886,494

		70,221,630
Media Cable – 2.1%
Virgin Media Investment Holdings Ltd. USD Term Loan B 3.50% due 6/5/2020(1)	25,000,000	24,701,500
Yankee Cable Acquisition LLC Term Loan B 5.25% due 3/1/2020(1)	29,442,327	29,526,237

		54,227,737
Media Noncable – 5.6%
Cumulus Media, Inc. 1st Lien Term Loan 4.50% due 9/17/2018(1)	19,639,974	19,631,725
EMI Music Publishing Ltd. Term Loan B 4.25% due 6/29/2018(1)	14,887,623	14,883,008
Getty Images, Inc. Term Loan B 4.75% due 10/18/2019(1)	20,397,500	20,133,964
Gray Television, Inc. New Term Loan B 4.75% due 10/15/2019(1)	19,459,459	19,532,433
Telesat LLC Term Loan B 3.50% due 3/28/2019(1)	18,290,347	18,275,166
Tribune Co. Exit Term Loan 4.00% due 12/31/2019(1)	21,890,000	21,753,188
Univision Communications, Inc. Term Loan C3 4.00% due 3/2/2020(1)	1,995,000	1,952,187
Converted Extended Term Loan 4.50% due 3/2/2020(1)	28,719,284	28,424,911

		144,586,582
Metals And Mining – 3.0%
Arch Coal, Inc. Term Loan B 5.75% due 5/16/2018(1)	32,729,808	32,556,012

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/15/2017(1)	$10,971,828	$10,955,370
FMG America Finance, Inc. Term Loan 5.25% due 10/18/2017(1)	29,799,937	29,599,682
Tube City IMS Corp. Term Loan 4.75% due 3/20/2019(1)	3,394,875	3,394,875

		76,505,939
Non Captive Diversified – 1.8%
Fly Funding II S.a.r.l. Term Loan B 5.75% due 8/8/2018(1)	21,737,342	21,771,252
Flying Fortress, Inc. New Term Loan 3.50% due 6/30/2017(1)	10,000,000	9,975,000
Home Loan Servicing Solutions Ltd. Term Loan B 4.50% due 6/19/2020(1)	15,000,000	14,812,500

		46,558,752
Oil Field Services – 2.1%
EMG Utica LLC Term Loan 4.75% due 3/27/2020(1)	10,000,000	9,950,000
Saxon Energy Services, Inc. Term Loan B 5.50% due 1/22/2019(1)	22,160,792	22,177,413
Stallion Oilfield Services Ltd. Term Loan B 8.00% due 6/19/2018(1)	11,500,000	11,528,750
Teine Energy Ltd. 2nd Lien Term Loan 7.50% due 5/9/2019(1)	10,982,500	10,845,219

		54,501,382
Packaging – 2.1%
Berry Plastics Holding Corp. Term Loan D 3.50% due 2/7/2020(1)	19,950,000	19,711,797
Pact Group Pty Ltd. Term Loan B 3.75% due 5/29/2020(1)	12,000,000	11,910,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	135

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Packaging (continued)
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75% due 9/28/2018(1)	$23,346,137	$23,380,223

		55,002,020
Pharmaceuticals – 1.1%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(1)	12,188,048	12,228,147
Patheon, Inc. Term Loan 7.25% due 12/6/2018(1)	15,920,000	15,999,600

		28,227,747
Pipelines – 0.5%
NGPL PipeCo LLC Term Loan B 6.75% due 9/15/2017(1)	12,396,429	12,287,960

		12,287,960
Refining – 0.3%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	1,392,857	1,396,339
Term Loan C 9.00% due 6/23/2017(1)	6,809,882	6,882,271

		8,278,610
Restaurants – 0.2%
Dunkin’ Brands, Inc. Term Loan B3 3.75% - 5.00% due 2/14/2020(1)	4,859,944	4,841,719

		4,841,719
Retailers – 5.4%
99 Cents Only Stores Term Loan 5.25% - 6.25% due 1/11/2019(1)	12,820,219	12,776,117
Bass Pro Group LLC New Term Loan 4.00% due 11/20/2019(1)	6,728,493	6,715,306
BJ’s Wholesale Club, Inc. Replacement Term Loan 4.25% due 9/26/2019(1)	17,412,610	17,320,148
2nd Lien Term Loan 9.75% due 3/26/2020(1)	8,000,000	8,140,000

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Retailers (continued)
David’s Bridal, Inc. New Term Loan B 5.00% due 10/11/2019(1)	$15,920,000	$15,910,130
JC Penney Corp., Inc. 1st Lien Term Loan 6.00% due 5/21/2018(1)	35,000,000	35,024,850
National Vision, Inc. Term Loan B 7.00% due 8/2/2018(1)	6,912,500	6,912,500
Petco Animal Supplies, Inc. New Term Loan 4.00% due 11/24/2017(1)	14,187,747	14,161,216
The Neiman Marcus Group, Inc. Extended Term Loan 4.00% due 5/16/2018(1)	23,000,000	22,906,620

		139,866,887
Supermarkets – 1.2%
Albertson's LLC Term Loan B2 4.75% due 3/21/2019(1)	31,746,521	31,508,422

		31,508,422
Technology – 6.8%
Avaya, Inc. Term Loan B5 8.00% due 3/30/2018(1)	18,890,395	17,674,420
CDW LLC New Term Loan 3.50% due 4/29/2020(1)	19,551,000	19,270,052
First Data Corp. New 2017 Term Loan 4.193% due 3/24/2017(1)	10,000,000	9,759,400
2018 Term Loan 4.193% due 9/24/2018(1)	17,000,000	16,553,750
Freescale Semiconductor, Inc. Term Loan B4 5.00% due 3/2/2020(1)	27,930,000	27,680,585
IG Investment Holdings LLC 1st Lien Term Loan 6.00% due 10/31/2019(1)	11,940,000	11,940,000
2nd Lien Term Loan 10.25% due 10/30/2020(1)	5,000,000	4,962,500
InfoGroup, Inc. New Term Loan 7.50% due 5/25/2018(1)	4,563,829	4,141,675

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	137

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Technology (continued)
Interactive Data Corp. New Term Loan B 3.75% due 2/11/2018(1)	$9,649,299	$9,588,991
RP Crown Parent LLC 1st Lien Term Loan 6.75% due 12/21/2018(1)	20,910,000	20,971,057
2nd Lien Term Loan 11.25% due 12/20/2019(1)	2,000,000	2,060,000
STG-Fairway Acquisitions Term Loan B 6.25% due 2/28/2019(1)	12,468,750	12,375,235
SumTotal Systems LLC 1st Lien Term Loan 6.25% - 7.25% due 11/16/2018(1)	14,962,500	14,999,906
SunGard Data Systems, Inc. Term Loan D 4.50% due 1/31/2020(1)	1,990,000	1,993,741

		173,971,312
Wireless – 2.7%
Cricket Communications, Inc. Term Loan C 4.75% due 3/9/2020(1)	30,000,000	29,709,300
Crown Castle International Corp. New Term Loan 3.25% due 1/31/2019(1)	20,675,530	20,520,464
Light Tower Fiber LLC 1st Lien Term Loan 4.50% due 4/13/2020(1)	18,000,000	17,853,840

		68,083,604
Wirelines – 1.8%
Grande Communications Holdings Term Loan B 4.50% due 5/22/2020(1)	18,500,000	18,384,375
Integra Telecom, Inc. 1st Lien Term Loan 5.25% due 2/22/2019(1)	9,975,000	9,970,013
Level 3 Financing, Inc. 2019 Term Loan B 5.25% due 8/1/2019(1)	18,000,000	18,000,000

		46,354,388
Total Senior Secured Loans (Cost $2,068,848,701)		2,064,478,207

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Corporate Bonds – 13.4%
Automotive – 0.4%
The Goodyear Tire & Rubber Co. 6.50% due 3/1/2021	$11,000,000	$11,192,500

		11,192,500
Banking – 0.6%
Ally Financial, Inc. 4.625% due 6/26/2015	15,000,000	15,375,480

		15,375,480
Building Materials – 0.4%
Norcraft Cos. LP Sec. Nt. 10.50% due 12/15/2015	6,000,000	6,225,000
Nortek, Inc. 8.50% due 4/15/2021(2)	4,000,000	4,240,000

		10,465,000
Chemicals – 0.3%
US Coatings Acquisition, Inc. 7.375% due 5/1/2021(2)	6,422,000	6,550,440

		6,550,440
Consumer Cyclical Services – 0.2%
Monitronics International, Inc. 9.125% due 4/1/2020	6,000,000	6,210,000

		6,210,000
Consumer Products – 0.4%
Party City Holdings, Inc. Sr. Nt. 8.875% due 8/1/2020(2)	8,250,000	8,848,125

		8,848,125
Food And Beverage – 0.2%
Del Monte Corp. 7.625% due 2/15/2019	6,000,000	6,165,000

		6,165,000
Gaming – 0.8%
MGM Resorts International 6.75% due 10/1/2020	10,000,000	10,350,000
Pinnacle Entertainment, Inc. 7.75% due 4/1/2022	10,000,000	10,450,000

		20,800,000
Healthcare – 2.2%
ConvaTec Healthcare E S.A. 10.50% due 12/15/2018(2)	11,600,000	12,673,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	139

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Healthcare (continued)
Envision Healthcare Holdings, Inc. Sr. Nt. 9.25% due 10/1/2017(2)(3)	$5,000,000	$5,062,500
Select Medical Corp. 6.375% due 6/1/2021(2)	18,000,000	17,100,000
Universal Hospital Services, Inc. Sec. Nt. 7.625% due 8/15/2020	10,750,000	11,233,750
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	10,000,000	10,600,000

		56,669,250
Independent Energy – 2.2%
Alta Mesa Holdings 9.625% due 10/15/2018	10,330,000	10,717,375
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	6,000,000	5,970,000
Northern Oil & Gas, Inc. 8.00% due 6/1/2020	8,250,000	8,332,500
Penn Virginia Corp. 8.50% due 5/1/2020(2)	15,000,000	14,550,000
Samson Investment Co. Sr. Nt. 10.00% due 2/15/2020(2)	5,000,000	5,268,750
SandRidge Energy, Inc. 8.125% due 10/15/2022	11,000,000	10,890,000

		55,728,625
Industrial - Other – 0.4%
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(2)	11,600,000	11,368,000

		11,368,000
Insurance P&C – 0.2%
A-S Co-Issuer Subsidiary, Inc. Sr. Nt. 7.875% due 12/15/2020(2)	5,000,000	5,025,000

		5,025,000
Media Cable – 0.3%
Cequel Communications Holdings I LLC Sr. Nt. 5.125% due 12/15/2021(2)	7,000,000	6,580,000

		6,580,000

140	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Media Noncable – 0.3%
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	$6,000,000	$6,300,000

		6,300,000
Metals And Mining – 0.5%
FMG Resources August 2006 Pty Ltd. Sr. Nt. 6.875% due 4/1/2022(2)	8,000,000	7,760,000
Peabody Energy Corp. 6.25% due 11/15/2021	5,000,000	4,825,000

		12,585,000
Oil Field Services – 0.4%
Exterran Partners LP 6.00% due 4/1/2021(2)	11,250,000	11,081,250

		11,081,250
Packaging – 0.2%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 5.75% due 10/15/2020	5,000,000	5,037,500

		5,037,500
Paper – 0.5%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(2)	13,075,000	13,630,688

		13,630,688
Pipelines – 0.2%
Atlas Pipeline Partners LP 4.75% due 11/15/2021(2)	6,600,000	5,940,000

		5,940,000
Real Estate Investment Trusts – 0.1%
Sabra Health Care LP 8.125% due 11/1/2018	3,250,000	3,485,625

		3,485,625
Retailers – 0.3%
99 Cents Only Stores 11.00% due 12/15/2019	5,625,000	6,356,250

		6,356,250
Supermarkets – 0.4%
Tops Holding Corp. Sr. Sec. Nt. 8.875% due 12/15/2017(2)	10,000,000	10,825,000

		10,825,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	141

SCHEDULE OF INVESTMENTS – RS FLOATING RATE FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Technology – 0.9%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(2)	$7,457,000	$5,648,677
Freescale Semiconductor, Inc. Sr. Sec. Nt. 5.00% due 5/15/2021(2)	10,000,000	9,500,000
Igloo Holdings Corp. Sr. Nt. 8.25% due 12/15/2017(2)(3)	8,000,000	8,160,000

		23,308,677
Textile – 0.1%
SIWF Merger Sub, Inc. Sr. Sec. Nt. 6.25% due 6/1/2021(2)	3,000,000	2,940,000

		2,940,000
Transportation Services – 0.6%
Avis Budget Car Rental LLC 8.25% due 1/15/2019	7,250,000	7,884,375
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	8,000,000	7,580,000

		15,464,375
Wireless – 0.3%
Digicel Group Ltd. Sr. Nt. 8.25% due 9/30/2020(2)	7,500,000	7,762,500

		7,762,500
Total Corporate Bonds (Cost $346,773,578)		345,694,285

	Principal Amount	Value
Repurchase Agreements – 5.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $150,584,125, due 7/1/2013(4)	150,584,000	150,584,000
Total Repurchase Agreements (Cost $150,584,000)		150,584,000
Total Investments - 99.5% (Cost $2,566,206,279)		2,560,756,492
Other Assets, Net - 0.5%		13,447,080
Total Net Assets - 100.0%		$2,574,203,572

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2013.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $180,513,930, representing 7.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(3)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(4)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$133,064,294

FNMA	2.17%	10/17/2022	20,534,091

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$2,064,478,207	$—	$2,064,478,207

Corporate Bonds	—	345,694,285	—	345,694,285

Repurchase Agreements	—	150,584,000	—	150,584,000

Total	$—	$2,560,756,492	$—	$2,560,756,492

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	143

SCHEDULE OF INVESTMENTS – RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Asset Backed Securities – 1.7%
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(1)(2)	$981,250	$1,047,536
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)(2)	544,586	568,481

Total Asset Backed Securities (Cost $1,541,847)		1,616,017

	Principal Amount	Value
Collateralized Mortgage Obligations – 14.7%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	252,830	266,604
Banc of America Mortgage Securities, Inc. 2003-J 2A2 3.178% due 11/25/2033(3)	336,870	331,273
Bear Stearns Commercial Mortgage Securities 2004-4 A1 0.793% due 6/25/2034(3)	551,714	510,180
2003-3 2A 2.67% due 10/25/2033(3)	519,440	514,172
Chase Mortgage Finance Corp. 2007-A1 2A1 2.744% due 2/25/2037(2)(3)	210,498	208,906
2007-A1 9A1 2.858% due 2/25/2037(3)	188,548	187,061
2005-S1 1A10 5.50% due 5/25/2035	83,604	84,950
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.73% due 4/25/2037(3)	62,651	62,682
Countrywide Home Loans Mortgage Pass-Through Trust 2003-11 A31 5.50% due 5/25/2033(2)	134,600	140,354
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018(2)	170,481	175,163
2004-5 2A9 5.25% due 5/25/2034	476,366	488,332
CS First Boston Mortgage Securities Corp. 2004-AR5 6A1 2.622% due 6/25/2034(3)	518,936	514,265
2003-8 2A1 5.00% due 4/25/2018(2)	74,393	76,129

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
First Horizon Mortgage Pass-Through Trust 2004-7 1A3 5.50% due 1/25/2035	$307,000	$301,807
2005-6 1A1 5.50% due 11/25/2035	18,201	18,083
FNMA 2013-13 UZ 4.00% due 3/25/2043(2)	791,275	760,224
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	5,249	5,218
2004-15F 5A1 5.50% due 1/25/2020	191,221	197,143
JPMorgan Mortgage Trust 2005-A1 6T1 4.48% due 2/25/2035(2)(3)	173,922	173,832
2005-A1 3A1 4.502% due 2/25/2035(2)(3)	339,465	339,808
2004-S2 1A3 4.75% due 11/25/2019(2)	142,783	143,984
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.672% due 4/21/2034(2)(3)	283,900	287,316
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	109,140	113,744
Merrill Lynch Mortgage Investors, Inc. 2005-A2 A2 2.54% due 2/25/2035(3)	558,812	558,540
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018(2)	72,550	73,837
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019(2)	113,394	117,744
RAAC Series 2005-SP1 1A5 5.00% due 9/25/2034	353,933	356,935
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	135,985	138,952
2005-S1 2A1 4.75% due 2/25/2020	85,904	88,275
2005-S3 A1 4.75% due 3/25/2020	110,330	113,356
2005-S1 1A6 5.50% due 2/25/2035	353,368	350,408

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	145

SCHEDULE OF INVESTMENTS – RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Adjustable Rate Mortgage Loan Trust 2004-5 3A1 2.55% due 5/25/2034(3)	$459,255	$452,295
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(3)	110,809	111,983
2003-29 1A1 4.75% due 9/25/2018	243,631	249,674
2004-20 7A1 5.25% due 11/25/2034	275,305	283,632
Thornburg Mortgage Securities Trust 2004-4 3A 2.241% due 12/25/2044(2)(3)	513,602	503,860
Wells Fargo Mortgage Backed Securities Trust 2004-R 2A1 2.615% due 9/25/2034(2)(3)	420,910	418,872
2004-EE 2A1 2.624% due 12/25/2034(2)(3)	469,002	473,928
2005-AR10 2A6 2.636% due 6/25/2035(2)(3)	309,410	305,120
2005-AR12 2A5 2.64% due 6/25/2035(3)	333,877	331,516
2005-AR3 2A1 2.659% due 3/25/2035(3)	522,635	518,408
2004-W A9 2.696% due 11/25/2034(3)	372,604	381,812
2005-AR4 2A2 2.726% due 4/25/2035(3)	518,626	515,918
2004-Y 3A1 2.746% due 11/25/2034(3)	525,393	513,205
2005-2 2A1 4.75% due 4/25/2020	195,777	201,965
2004-O A1 4.937% due 8/25/2034(2)(3)	442,752	449,326
2006-1 A3 5.00% due 3/25/2021	245,736	251,999
2006-7 1A1 5.25% due 6/25/2021	50,276	51,610
2003-17 1A14 5.25% due 1/25/2034(2)	201,024	210,920
2005-6 A4 5.50% due 8/25/2035	230,120	233,123
Total Collateralized Mortgage Obligations (Cost $14,194,955)		14,158,443

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Senior Secured Loans – 11.7%
Automotive – 0.7%
Navistar International Corp. Term Loan B 5.75% due 8/7/2017(3)	$697,500	$697,500

		697,500
Consumer Products – 1.0%
Party City Holdings, Inc. Refi Term Loan B 4.25% due 7/29/2019(3)	992,513	984,036

		984,036
Electric – 2.4%
Calpine Corp. Term Loan B3 4.00% due 10/9/2019(3)	992,500	990,644
LSP Madison Funding LLC Term Loan 5.50% - 6.50% due 6/28/2019(3)	263,333	264,431
Star West Generation LLC New Term Loan B 4.25% due 3/13/2020(3)	997,500	998,747

		2,253,822
Food And Beverage – 1.5%
Del Monte Foods Co. Term Loan 4.00% due 3/8/2018(3)	929,796	925,538
HJ Heinz Co. Term Loan B2 3.50% due 6/5/2020(3)	500,000	499,430

		1,424,968
Healthcare – 2.0%
Immucor, Inc. Refi Term Loan B2 5.00% due 8/17/2018(3)	982,600	984,319
Select Medical Corp. Series C Term Loan B 4.00% - 5.25% due 6/1/2018(3)	465,517	463,772
Sheridan Holdings, Inc. Term Loan 4.50% due 6/29/2018(3)	497,500	497,624

		1,945,715

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Metals And Mining – 1.0%
Arch Coal, Inc. Term Loan B 5.75% due 5/16/2018(3)	$990,003	$984,746

		984,746
Pharmaceuticals – 0.8%
Grifols, Inc. New Term Loan B 4.25% due 6/1/2017(3)	731,764	734,172

		734,172
Refining – 0.3%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(3)	278,571	279,268

		279,268
Restaurants – 0.5%
Dunkin’ Brands, Inc. Term Loan B3 3.75% due 2/14/2020(3)	482,222	480,413

		480,413
Retailers – 1.0%
Bass Pro Group LLC New Term Loan 4.00% due 11/20/2019(3)	977,374	975,459

		975,459
Wireless – 0.5%
Cricket Communications, Inc. Term Loan C 4.75% due 3/9/2020(3)	500,000	495,155

		495,155
Total Senior Secured Loans (Cost $11,190,320)		11,255,254

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 6.7%
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(2)	605,000	670,129
2006-C5 AM 5.462% due 10/15/2049(2)	420,000	456,772
Fairway Outdoor Funding LLC 2012-1A A2 4.212% due 10/15/2042(1)(2)	491,566	491,301

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(2)(3)	$300,000	$304,177
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(2)(3)	317,929	323,797
GS Mortgage Securities Corp. II 2012-ALOH A 3.551% due 4/10/2034(1)(2)	500,000	492,302
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB14 A4 5.481% due 12/12/2044(2)(3)	400,000	433,044
LB UBS Commercial Mortgage Trust 2006-C1 AM 5.217% due 2/15/2031(2)(3)	600,000	647,997
2006-C6 AM 5.413% due 9/15/2039(2)	450,000	493,317
Morgan Stanley Capital I 2006-HQ9 AM 5.773% due 7/12/2044(2)(3)	500,000	544,060
SBA Tower Trust 2.933% due 12/15/2042(1)(2)	500,000	504,583
4.254% due 4/15/2040(1)(2)	500,000	517,558
Wachovia Bank Commercial Mortgage Trust 2006-C29 A4 5.308% due 11/15/2048(2)	500,000	552,298
Total Commercial Mortgage-Backed Securities (Cost $6,416,800)		6,431,335

	Principal Amount	Value
Corporate Bonds – 54.7%
Automotive – 1.7%
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(1)	504,000	543,060
Ford Motor Credit Co. LLC Sr. Nt. 3.875% due 1/15/2015(2)	500,000	515,372
General Motors Financial Co., Inc. 6.75% due 6/1/2018	250,000	271,875

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Foreign Currency(6)	Principal Amount	Value
Automotive (continued)
Schaeffler Finance BV Sr. Sec. Nt. 4.75% due 5/15/2021(1)		$300,000	$285,000

			1,615,307
Banking – 8.8%
Bank of America Corp. Sr. Nt. 5.875% due 1/5/2021(2)		1,500,000	1,688,229
Citigroup, Inc.
Sr. Nt.
4.50% due 1/14/2022(2)		1,250,000	1,302,286
4.75% due 5/31/2017(2)	DKK	2,000,000	376,447
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015(2)		$500,000	540,243
HSBC Holdings PLC Sr. Nt. 5.10% due 4/5/2021(2)		500,000	549,330
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018(2)		1,000,000	1,141,162
Lloyds TSB Bank PLC 6.375% due 1/21/2021(2)		250,000	288,565
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021(2)		950,000	1,014,437
Royal Bank of Scotland Group PLC Sub. Nt. 6.125% due 12/15/2022		500,000	475,785
The Goldman Sachs Group, Inc.
Sr. Nt.
5.75% due 1/24/2022(2)		500,000	551,506
5.95% due 1/18/2018(2)		500,000	559,420

			8,487,410
Brokerage – 0.5%
E*Trade Financial Corp. Sr. Nt. 6.375% due 11/15/2019		500,000	507,500

			507,500
Building Materials – 0.3%
Norcraft Cos. LP Sec. Nt. 10.50% due 12/15/2015		250,000	259,375

			259,375

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Chemicals – 1.2%
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041(2)	$500,000	$545,986
FMC Corp. Sr. Nt. 5.20% due 12/15/2019(2)	250,000	276,890
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019(2)	300,000	326,429

		1,149,305
Construction Machinery – 0.7%
Ashtead Capital, Inc. Sec. Nt. 6.50% due 7/15/2022(1)	300,000	312,750
United Rentals North America, Inc. 7.625% due 4/15/2022	300,000	324,750

		637,500
Consumer Cyclical Services – 0.3%
Corrections Corp. of America Sr. Nt. 4.625% due 5/1/2023(1)	250,000	245,000

		245,000
Electric – 0.9%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	500,000	533,750
The AES Corp. Sr. Nt. 7.375% due 7/1/2021	300,000	329,250

		863,000
Energy - Integrated – 0.3%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)	250,000	291,438

		291,438
Entertainment – 0.8%
Time Warner, Inc. 4.00% due 1/15/2022(2)	500,000	509,849
WMG Acquisition Corp. Sr. Sec. Nt. 6.00% due 1/15/2021(1)	270,000	274,725

		784,574

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Food And Beverage – 1.6%
Kraft Foods Group, Inc. Sr. Nt. 3.50% due 6/6/2022(2)	$1,000,000	$990,278
Michael Foods, Inc. 9.75% due 7/15/2018	500,000	547,500

		1,537,778
Gaming – 0.8%
MGM Resorts International 6.625% due 12/15/2021	300,000	309,375
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	200,000	214,500
Wynn Las Vegas LLC 5.375% due 3/15/2022	280,000	282,800

		806,675
Government Related – 2.1%
Petrobras Global Finance BV 2.00% due 5/20/2016(2)	1,000,000	979,236
Petrobras International Finance Co. 5.875% due 3/1/2018(2)	1,000,000	1,076,193

		2,055,429
Healthcare – 1.6%
Express Scripts Holding Co. 2.65% due 2/15/2017(2)	500,000	509,127
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	500,000	538,437
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	500,000	530,000

		1,577,564
Home Construction – 0.2%
Taylor Morrison Communities, Inc. 7.75% due 4/15/2020(1)	216,000	232,740

		232,740
Independent Energy – 4.5%
Alta Mesa Holdings 9.625% due 10/15/2018	250,000	259,375
Anadarko Petroleum Corp.
Sr. Nt.
5.95% due 9/15/2016(2)	1,000,000	1,121,674
6.95% due 6/15/2019(2)	250,000	300,381
Chesapeake Energy Corp. 9.50% due 2/15/2015	500,000	552,500

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	$250,000	$248,750
Eagle Rock Energy Partners LP 8.375% due 6/1/2019	300,000	305,250
EV Energy Partners LP 8.00% due 4/15/2019	130,000	131,300
Harvest Operations Corp. 6.875% due 10/1/2017	300,000	334,500
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019	500,000	542,500
Linn Energy LLC 7.75% due 2/1/2021	500,000	501,250

		4,297,480
Industrial - Other – 1.6%
Hutchison Whampoa International Ltd. 4.625% due 9/11/2015(1)(2)	1,000,000	1,066,083
Safway Group Holding LLC Sec. Nt. 7.00% due 5/15/2018(1)	500,000	490,000

		1,556,083
Insurance - Life – 1.1%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(2)	500,000	544,906
Prudential Financial, Inc. Sr. Nt. 5.70% due 12/14/2036(2)	500,000	531,032

		1,075,938
Insurance P&C – 1.0%
ACE INA Holdings, Inc. 5.70% due 2/15/2017(2)	300,000	338,617
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	500,000	605,405

		944,022
Media Cable – 2.6%
Cablevision Systems Corp. Sr. Nt. 5.875% due 9/15/2022	300,000	290,250
CCO Holdings LLC 5.75% due 1/15/2024	250,000	241,250
Cequel Communications Holdings I LLC Sr. Nt. 6.375% due 9/15/2020(1)	300,000	305,250

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Media Cable (continued)
Comcast Corp. 6.50% due 11/15/2035(2)	$500,000	$605,076
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021	300,000	323,250
DIRECTV Holdings LLC 3.80% due 3/15/2022(2)	250,000	240,148
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	500,718

		2,505,942
Media Noncable – 2.5%
Discovery Communications LLC 5.625% due 8/15/2019(2)	250,000	286,978
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	250,000	265,000
Intelsat Jackson Holdings S.A.
7.25% due 10/15/2020	450,000	472,500
7.50% due 4/1/2021	250,000	262,500
News America, Inc. 5.65% due 8/15/2020(2)	250,000	285,311
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	300,000	306,000
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	500,000	541,250

		2,419,539
Metals And Mining – 3.2%
Anglo American Capital PLC 2.625% due 9/27/2017(1)(2)	1,000,000	974,951
Commercial Metals Co. Sr. Nt. 4.875% due 5/15/2023	500,000	460,000
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	300,000	303,000
Penn Virginia Resource Partners LP 8.25% due 4/15/2018	150,000	156,375
Plains Exploration & Production Co. 6.625% due 5/1/2021(2)	200,000	211,732
Rio Tinto Finance USA PLC 2.00% due 3/22/2017(2)	1,000,000	993,495

		3,099,553

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Foreign Currency(6)	Principal Amount	Value
Non Captive Consumer – 0.5%
HSBC Finance Capital Trust IX 5.911% due 11/30/2035(2)(3)		$500,000	$502,750

			502,750
Non Captive Diversified – 2.2%
AerCap Aviation Solutions BV 6.375% due 5/30/2017		300,000	315,000
Aircastle Ltd. Sr. Nt. 6.25% due 12/1/2019		500,000	519,375
CIT Group, Inc. Sr. Nt. 5.25% due 3/15/2018		280,000	287,700
General Electric Capital Corp. Sr. Nt. 4.526% due 2/1/2021(2)	SEK	3,000,000	460,488
International Lease Finance Corp.
Sr. Nt.
8.625% due 9/15/2015		$250,000	273,750
8.75% due 3/15/2017		200,000	222,750

			2,079,063
Oil Field Services – 0.3%
Offshore Group Investment Ltd. Sr. Sec. Nt. 7.125% due 4/1/2023(1)		250,000	245,625

			245,625
Packaging – 0.6%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.875% due 8/15/2019		500,000	545,000

			545,000
Paper – 0.5%
Georgia-Pacific LLC 5.40% due 11/1/2020(1)(2)		235,000	262,049
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)		250,000	260,625

			522,674
Pharmaceuticals – 0.5%
AbbVie, Inc. 2.00% due 11/6/2018(1)		500,000	484,813

			484,813

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Pipelines – 3.3%
Access Midstream Partners LP 4.875% due 5/15/2023	$250,000	$231,875
Atlas Pipeline Partners LP 4.75% due 11/15/2021(1)	500,000	450,000
Energy Transfer Partners LP
Sr. Nt.
3.60% due 2/1/2023(2)	250,000	233,972
6.70% due 7/1/2018(2)	1,000,000	1,174,352
Inergy Midstream LP 6.00% due 12/15/2020(1)	400,000	386,000
Magellan Midstream Partners LP Sr. Nt. 4.25% due 2/1/2021(2)	250,000	262,750
MarkWest Energy Partners LP 6.50% due 8/15/2021	163,000	167,890
Regency Energy Partners LP 6.50% due 7/15/2021	250,000	261,250

		3,168,089
Refining – 0.6%
Calumet Specialty Products Partners LP 9.375% due 5/1/2019	250,000	267,500
Phillips 66 4.30% due 4/1/2022(2)	250,000	258,306

		525,806
REITs – 1.0%
DuPont Fabros Technology LP 8.50% due 12/15/2017	250,000	263,750
Sabra Health Care LP 8.125% due 11/1/2018	163,000	174,818
WCI Finance LLC 5.70% due 10/1/2016(1)(2)	500,000	558,750

		997,318
Retailers – 0.6%
CVS Caremark Corp. Sr. Nt. 5.75% due 6/1/2017(2)	500,000	574,407

		574,407
Technology – 1.8%
Avaya, Inc. Sec. Nt. 10.50% due 3/1/2021(1)	250,000	189,375
CDW LLC 8.50% due 4/1/2019	250,000	268,750

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Technology (continued)
Equinix, Inc.
Sr. Nt.
4.875% due 4/1/2020	$250,000	$245,000
5.375% due 4/1/2023	250,000	245,000
First Data Corp. Sr. Sec. Nt. 7.375% due 6/15/2019(1)	500,000	513,750
Sanmina Corp. 7.00% due 5/15/2019(1)	250,000	257,500

		1,719,375
Transportation Services – 0.6%
Hertz Corp. 7.50% due 10/15/2018(2)	500,000	536,250

		536,250
Wireless – 1.9%
America Movil SAB de C.V. 5.625% due 11/15/2017(2)	500,000	565,066
Crown Castle International Corp. Sr. Nt. 5.25% due 1/15/2023	300,000	288,000
MetroPCS Wireless, Inc.
6.25% due 4/1/2021(1)	250,000	254,375
6.625% due 4/1/2023(1)	250,000	254,375
Sprint Nextel Corp. 9.00% due 11/15/2018(1)	400,000	468,000

		1,829,816
Wirelines – 2.0%
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	281,250
Qwest Corp. Sr. Nt. 6.75% due 12/1/2021(2)	500,000	556,614
Telecom Italia Capital S.A. 4.95% due 9/30/2014(2)	500,000	519,164
Verizon Communications, Inc. Sr. Nt. 6.00% due 4/1/2041(2)	500,000	560,982

		1,918,010
Total Corporate Bonds (Cost $52,083,581)		52,598,148

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2013 (unaudited)		Principal Amount	Value
Mortgage Pass-Through Securities – 6.1%
FNMA
3.00% due 12/1/2043(4)		$3,100,000	$3,028,797
3.50% due 6/1/2042(2)		1,276,776	1,297,846
3.50% due 12/1/2043(4)		1,500,000	1,522,734
Total Mortgage Pass-Through Securities (Cost $5,967,471)			5,849,377

		Principal Amount	Value
Municipal Bonds – 1.6%
Chicago IL O’Hare Intl. Arpt. Rev. Ref-AMT-Gen-Senior Lien-Ser. B 5.00% due 1/1/2024(2)		1,000,000	1,096,310
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039(2)		500,000	491,600
Total Municipal Bonds (Cost $1,624,471)			1,587,910

	Foreign Currency(6)	Principal Amount	Value
Non-U.S. Government Securities – 0.5%
Poland Government Bond 5.25% due 10/25/2017(2)	PLN	1,400,000	447,994

Total Non-U.S. Government Securities (Cost $474,864)			447,994

		Principal Amount	Value
Repurchase Agreements – 4.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $4,313,004, due 7/1/2013(5)		$4,313,000	4,313,000

Total Repurchase Agreements (Cost $4,313,000)			4,313,000
Total Investments - 102.2% (Cost $97,807,309)			98,257,478
Other Liabilities, Net - (2.2)%			(2,076,960)
Total Net Assets - 100.0%			$96,180,518

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $14,620,557, representing 15.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At June 30, 2013, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy (unaudited)	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ Depreciation

CAD	Barclays Bank PLC	$2,372,663	$2,449,907	9/18/2013	$(77,244)

MXN	JPMorgan Chase Bank	1,149,677	1,155,518	9/18/2013	(5,841)

NOK	Barclays Bank PLC	985,047	978,107	9/18/2013	6,938

Total					$(76,147)

Forward Currency Contracts to Sell (unaudited)	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation

DKK	JPMorgan Chase Bank	$349,325	$354,779	9/18/2013	$5,454

NOK	Barclays Bank PLC	985,047	1,033,432	9/18/2013	48,387

PLN	JPMorgan Chase Bank	419,334	438,663	9/18/2013	19,329

SEK	Barclays Bank PLC	416,806	423,462	9/18/2013	6,656

Total					$79,826

Legend:

CAD – Canadian Dollar

DKK – Danish Krone

MXN – Mexican Peso

NOK – Norwegian Krone

PLN – Polish Zloty

SEK – Swedish Krona

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2013.
(4)	TBA – To be announced.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

(5)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

FHLMC	2.00%	1/30/2023	$4,403,121

(6)	See currency legend on previous page.

The table below presents futures contracts as of June 30, 2013:

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts

5 YR U.S. Treasury Note	Goldman Sachs & Co.	65	9/30/2013	$7,868	$(70,951)

At June 30, 2013, the Fund had entered into the following open option contracts:

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Appreciation

100	30 YR U.S. Treasury Note, strike @ $147	August 2013	$48,717	$(10,938)	$37,779

50	30 YR U.S. Treasury Note, strike @ $142	August 2013	23,187	(21,875)	1,312

Total					$39,091

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Unrealized Depreciation

50	30 YR U.S. Treasury Note, strike @ $134	August 2013	$38,733	$(74,218)	$(35,485)

Total					$(35,485)

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$1,616,017	$—	$1,616,017

Collateralized Mortgage Obligations	—	14,158,443	—	14,158,443

Senior Secured Loans	—	11,255,254	—	11,255,254

Commercial Mortgage-Backed Securities	—	6,431,335	—	6,431,335

Corporate Bonds	—	52,598,148	—	52,598,148

Mortgage Pass-Through Securities	—	5,849,377	—	5,849,377

Municipal Bonds	—	1,587,910	—	1,587,910

Non-U.S. Government Securities	—	447,994	—	447,994

Repurchase Agreements	—	4,313,000	—	4,313,000

Other Financial Instruments:

Forwards Currency Contracts	—	3,679	—	3,679

Financial Futures Contracts	(70,951)	—	—	(70,951)

Written Call Options	(32,813)	—	—	(32,813)

Written Put Options	(74,218)	—	—	(74,218)

Total	$(177,982)	$98,261,157	$—	$98,083,175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2013 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$187,161,731	$1,686,396,216
Cash and cash equivalents	20,295	16,302
Foreign currency, at value	—	—
Receivable for investments sold	19,077,867	6,694,573
Dividends/interest receivable	1,092,673	7,834,784
Receivable for fund shares subscribed	125,148	13,750,454
Receivable for variation margin	—	—
Unrealized appreciation for open forward currency contracts	—	—

Total Assets	207,477,714	1,714,692,329

Liabilities
Payable for investments purchased	34,018,331	23,993,555
Payable for fund shares redeemed	669,944	15,336,536
Payable to adviser	53,103	637,558
Distributions payable	20,274	478,013
Options written, at value	3,282	—
Accrued trustees’ fees	3,054	23,244
Unrealized depreciation for open forward currency contracts	—	—
Payable to distributor	14,167	143,512
Accrued expenses/other liabilities	92,035	264,662

Total Liabilities	34,874,190	40,877,080

Total Net Assets	$172,603,524	$1,673,815,249

Net Assets Consist of:
Paid-in capital	$169,734,899	$1,687,867,165
Distributions in excess of net investment income	—	(2,566)
Accumulated undistributed net investment income	34,508	—
Accumulated net realized gain/(loss) from investments, futures contracts and foreign currency transactions	786,343	(1,315,770)
Net unrealized appreciation/(depreciation) on investments, options written, futures contracts and translation of assets and liabilities in foreign currencies	2,047,774	(12,733,580)

Total Net Assets	$172,603,524	$1,673,815,249

Investments, at Cost	$185,125,122	$1,699,129,796

Foreign Currency, at Cost	$—	$—

Premiums Received for Options Written	$14,447	$—

Pricing of Shares
Net Assets:
Class A	$99,455,509	$725,343,142
Class C	20,755,531	333,432,866
Class K	8,854,291	6,640,229
Class Y	43,538,193	608,399,012
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	9,905,890	71,420,659
Class C	2,067,909	32,829,963
Class K	880,873	653,746
Class Y	4,334,776	59,894,392
Net Asset Value Per Share:
Class A	$10.04	$10.16
Class C	10.04	10.16
Class K	10.05	10.16
Class Y	10.04	10.16
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$10.43	$10.39

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$116,144,180	$408,738,581	$193,142,015	$2,560,756,492	$98,257,478
873	—	—	7,777,714	340,605
—	—	—	—	1,052,196
506,561	4,265,604	3,550,973	109,374,662	3,388,029
1,815,642	5,281,433	3,157,090	10,198,550	942,327
160,139	2,672,580	479,315	27,783,589	199,794
—	—	—	—	2,098
—	—	—	—	86,764

118,627,395	420,958,198	200,329,393	2,715,891,007	104,269,291

1,009,449	—	1,030,038	127,010,569	7,470,341
249,978	2,654,402	1,268,895	10,852,800	334,474
43,516	153,317	54,488	1,282,823	23,926
198,334	203,546	109,004	2,008,852	5,311
—	—	—	—	107,031
1,979	6,833	3,986	25,138	1,409
—	—	—	—	83,085
16,902	41,578	20,538	257,365	8,618
49,974	5,580,072	1,787,582	249,888	54,578

1,570,132	8,639,748	4,274,531	141,687,435	8,088,773

$117,057,263	$412,318,450	$196,054,862	$2,574,203,572	$96,180,518

$117,843,991	$397,817,506	$190,818,376	$2,602,740,072	$95,523,271
—	—	—	—	(73,888)
179,107	18,857	3,707	482,968	—
(3,043,746)	817,048	(701,152)	(23,569,681)	335,474
2,077,911	13,665,039	5,933,931	(5,449,787)	395,661

$117,057,263	$412,318,450	$196,054,862	$2,574,203,572	$96,180,518

$114,066,269	$395,073,542	$187,208,084	$2,566,206,279	$97,807,309

$—	$—	$—	$—	$1,049,192

$—	$—	$—	$—	$110,637

$50,987,039	$222,168,991	$86,932,921	$789,833,108	$66,380,703
34,407,933	94,034,952	52,410,022	746,675,332	12,643,688
22,241,723	—	—	4,921,742	3,310,977
9,420,568	96,114,507	56,711,919	1,032,773,390	13,845,150

7,162,637	21,082,367	8,212,342	77,309,543	6,484,650
4,837,221	8,925,271	4,951,389	73,051,901	1,232,195
3,123,457	—	—	481,811	322,507
1,325,915	9,125,784	5,356,384	101,062,679	1,355,439

$7.12	$10.54	$10.59	$10.22	$10.24
7.11	10.54	10.58	10.22	10.26
7.12	—	—	10.22	10.27
7.10	10.53	10.59	10.22	10.21
3.75%	3.75%	3.75%	2.25%	3.75%
$7.40	$10.95	$11.00	$10.46	$10.64

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$3,322,489	$22,234,237
Dividends	—	—

Total Investment Income	3,322,489	22,234,237

Expenses
Investment advisory fees	505,171	3,914,026
Distribution fees	300,402	2,659,423
Transfer agent fees	101,402	656,600
Custodian fees	41,013	104,393
Registration fees	31,939	75,506
Professional fees	22,001	77,390
Shareholder reports	13,324	77,076
Administrative service fees	13,182	106,919
Trustees’ fees	5,606	45,100
Insurance expense	2,697	20,724
Other expenses	1,983	15,260

Total Expenses	1,038,720	7,752,417

Less: Fee waiver by adviser	(117,033)	(121,036)

Total Expenses, Net	921,687	7,631,381

Net Investment Income	2,400,802	14,602,856

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Options Written, Futures Contracts and Foreign Currency Transactions
Net realized gain/(loss) from investments	840,118	(1,261,402)
Net realized gain/(loss) from futures contracts	8,337	—
Net realized loss from foreign currency transactions	—	—
Net change in unrealized appreciation/depreciation on investments	(8,944,596)	(26,226,788)
Net change in unrealized appreciation/depreciation on futures contracts	—	—
Net change in unrealized appreciation/depreciation on options written	11,165	—
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—

Net Loss on Investments, Options Written Futures Contracts and Foreign Currency Transactions	(8,084,976)	(27,488,190)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,684,174)	$(12,885,334)

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS High Yield	RS Tax-Exempt	RS High Income Municipal Bond	RS Floating Rate	RS Strategic Income

$4,491,117	$8,567,332	$5,699,286	$60,891,443	$2,163,443
31,875	—	—	—	—

4,522,992	8,567,332	5,699,286	60,891,443	2,163,443

405,286	1,180,896	615,285	7,485,770	313,370
344,020	846,637	447,576	4,376,120	170,882
69,331	195,045	98,995	793,676	51,152
29,285	37,651	22,126	117,843	34,337
28,434	31,551	34,709	117,755	33,578
19,145	31,738	23,955	122,921	18,285
9,226	22,537	11,241	81,442	7,310
8,356	30,123	16,998	126,143	6,365
3,587	12,809	7,233	52,729	2,699
1,761	6,085	3,267	23,569	1,268
1,279	4,469	2,314	125,730	2,609

919,710	2,399,541	1,283,699	13,423,698	641,855

(98,333)	(166,296)	(254,907)	(1,379,677)	(188,486)

821,377	2,233,245	1,028,792	12,044,021	453,369

3,701,615	6,334,087	4,670,494	48,847,422	1,710,074

2,360,219	817,126	444,325	10,579,833	782,566
—	—	—	—	(427,220)
—	—	—	—	(16,773)
(4,483,694)	(25,355,531)	(12,556,832)	(27,456,775)	(4,168,929)
—	—	—	—	(70,951)
—	—	—	—	15,576
—	—	—	—	8,085

(2,123,475)	(24,538,405)	(12,112,507)	(16,876,942)	(3,877,646)

$1,578,140	$(18,204,318)	$(7,442,013)	$31,970,480	$(2,167,572)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investment Quality Bond

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$2,400,802	$5,497,092
Net realized gain/(loss) from investments and futures contracts	848,455	3,483,850
Net change in unrealized appreciation/depreciation on investments and options written	(8,933,431)	2,878,630

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,684,174)	11,859,572

Distributions to Shareholders
Net investment income
Class A	(1,438,261)	(3,301,321)
Class B*	—	(4,986)
Class C	(208,659)	(421,055)
Class K	(92,509)	(215,969)
Class Y	(661,373)	(1,553,764)
Net realized gain on investments
Class A	(154,233)	(1,951,986)
Class C	(32,905)	(414,185)
Class K	(13,448)	(142,116)
Class Y	(69,039)	(895,079)

Total Distributions	(2,670,427)	(8,900,461)

Capital Share Transactions
Proceeds from sales of shares	17,682,746	92,151,044
Reinvestment of distributions	2,482,182	8,157,513
Cost of shares redeemed	(63,754,113)	(73,038,476)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(43,589,185)	27,270,081

Net Increase/(Decrease) in Net Assets	(51,943,786)	30,229,192

Net Assets
Beginning of period	224,547,310	194,318,118

End of period	$172,603,524	$224,547,310

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$34,508	$34,508

Other Information:
Shares
Sold	1,697,096	8,763,143
Reinvested	240,093	774,731
Redeemed	(6,131,523)	(6,938,082)

Net Increase/(Decrease)	(4,194,334)	2,599,792

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$14,602,856	$26,897,802	$3,701,615	$8,683,534	$6,334,087	$12,959,359

(1,261,402)	892,892	2,360,219	2,412,621	817,126	3,125,657

(26,226,788)	14,310,314	(4,483,694)	7,380,543	(25,355,531)	14,536,075

(12,885,334)	42,101,008	1,578,140	18,476,698	(18,204,318)	30,621,091

(6,734,679)	(14,038,943)	(1,660,767)	(4,857,406)	(3,693,278)	(8,022,808)
—	(4,270)	—	(30,399)	—	—
(1,656,604)	(3,225,721)	(990,214)	(1,908,705)	(1,055,257)	(2,021,181)
(47,119)	(94,895)	(601,852)	(1,229,010)	—	—
(6,164,454)	(9,533,974)	(444,380)	(658,012)	(1,585,637)	(2,915,285)

(118,647)	(362,057)	—	—	(59,390)	—
(53,009)	(148,233)	—	—	(23,815)	—
(1,043)	(3,198)	—	—	—	—
(98,848)	(273,611)	—	—	(23,765)	—

(14,874,403)	(27,684,902)	(3,697,213)	(8,683,532)	(6,441,142)	(12,959,274)

(227,653,038)	2,399,145,953	35,163,837	59,371,621	60,839,560	241,162,026
11,876,148	21,386,079	2,371,768	5,006,588	4,941,138	9,240,761
123,030,907	(1,863,235,231)	(51,547,380)	(67,538,960)	(121,979,937)	(188,692,327)

(92,745,983)	557,296,801	(14,011,775)	(3,160,751)	(56,199,239)	61,710,460

(120,505,720)	571,712,907	(16,130,848)	6,632,415	(80,844,699)	79,372,277

1,794,320,969	1,222,608,062	133,188,111	126,555,696	493,163,149	413,790,872

$1,673,815,249	$1,794,320,969	$117,057,263	$133,188,111	$412,318,450	$493,163,149

$(2,566)	$(2,566)	$—	$—	$—	$—

$—	$—	$179,107	$174,705	$18,857	$18,942

(21,886,552)	232,848,698	4,780,385	8,512,840	5,512,329	21,919,507
1,156,100	2,076,204	324,459	710,559	450,212	836,998
11,671,640	(180,785,826)	(7,029,759)	(9,609,374)	(11,160,377)	(17,143,056)

(9,058,812)	54,139,076	(1,924,915)	(385,975)	(5,197,836)	5,613,449

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS High Income Municipal Bond

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$4,670,494	$9,642,641
Net realized gain/(loss) from investments, options written, futures contracts and foreign currency transactions	444,325	866,278
Net change in unrealized appreciation/depreciation on investments, options written, futures contracts and translation of assets and liabilities in foreign currencies	(12,556,832)	12,006,201

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,442,013)	22,515,120

Distributions to Shareholders
Net investment income
Class A	(2,276,498)	(5,167,032)
Class C	(945,050)	(1,707,532)
Class K	—	—
Class Y	(1,446,489)	(2,768,077)
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	(4,668,037)	(9,642,641)

Capital Share Transactions
Proceeds from sales of shares	48,523,616	237,430,289
Reinvestment of distributions	3,920,299	7,868,038
Cost of shares redeemed	(124,448,560)	(148,641,437)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(72,004,645)	96,656,890

Net Increase/(Decrease) in Net Assets	(84,114,695)	109,529,369

Net Assets
Beginning of period	280,169,557	170,640,188

End of period	$196,054,862	$280,169,557

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$3,707	$1,250

Other Information:
Shares
Sold	4,346,901	21,550,153
Reinvested	353,858	708,470
Redeemed	(11,214,920)	(13,397,593)

Net Increase/(Decrease)	(6,514,161)	8,861,030

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income

For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$48,847,422	$74,287,757	$1,710,074	$3,606,422

10,579,833	(20,597,881)	338,573	1,154,578

(27,456,775)	74,719,455	(4,216,219)	3,164,443

31,970,480	128,409,331	(2,167,572)	7,925,443

(17,040,816)	(30,518,555)	(1,253,220)	(2,833,197)
(12,045,281)	(22,020,276)	(166,274)	(327,712)
(87,135)	(199,837)	(45,710)	(93,284)
(19,143,119)	(21,547,216)	(223,013)	(353,247)

—	—	—	(1,007,508)
—	—	—	(156,209)
—	—	—	(36,618)
—	—	—	(110,058)

(48,316,351)	(74,285,884)	(1,688,217)	(4,917,833)

1,258,492,911	1,186,643,458	24,866,867	49,440,281
36,507,059	54,302,190	1,618,314	4,534,433
(647,716,024)	(504,420,282)	(36,155,434)	(29,970,542)

647,283,946	736,525,366	(9,670,253)	24,004,172

630,938,075	790,648,813	(13,526,042)	27,011,782

1,943,265,497	1,152,616,684	109,706,560	82,694,778

$2,574,203,572	$1,943,265,497	$96,180,518	$109,706,560

$—	$(48,103)	$(73,888)	$(95,745)

$482,968	$—	$—	$—

121,774,314	116,753,474	2,346,693	4,688,772
3,536,726	5,348,567	153,419	427,385
(62,674,602)	(49,792,386)	(3,415,561)	(2,842,567)

62,636,438	72,309,655	(915,449)	2,273,590

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Six Months Ended 6/30/13[1]	$10.50	$0.13	$(0.44)	$(0.31)	$(0.13)	$(0.02)
Year Ended 12/31/12	10.34	0.28	0.32	0.60	(0.28)	(0.16)
Year Ended 12/31/11	10.12	0.35	0.33	0.68	(0.35)	(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—

Class C
Six Months Ended 6/30/13[1]	$10.50	$0.09	$(0.44)	$(0.35)	$(0.09)	$(0.02)
Year Ended 12/31/12	10.34	0.20	0.32	0.52	(0.20)	(0.16)
Year Ended 12/31/11	10.11	0.28	0.34	0.62	(0.28)	(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—

Class K
Six Months Ended 6/30/13[1]	$10.51	$0.11	$(0.44)	$(0.33)	$(0.11)	$(0.02)
Year Ended 12/31/12	10.36	0.23	0.31	0.54	(0.23)	(0.16)
Year Ended 12/31/11	10.13	0.31	0.34	0.65	(0.31)	(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—

Class Y
Six Months Ended 6/30/13[1]	$10.50	$0.14	$(0.44)	$(0.30)	$(0.14)	$(0.02)
Year Ended 12/31/12	10.35	0.30	0.31	0.61	(0.30)	(0.16)
Year Ended 12/31/11	10.12	0.37	0.34	0.71	(0.37)	(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[4] to 12/31/09[1]	9.47	0.27	0.42	0.69	(0.27)	—
See notes to Financial Highlights on pages 180-181.

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$10.04	(3.07)%	$99,456	0.85%	0.98%	2.44%	2.31%	133%
(0.44)	10.50	5.85%	129,706	0.85%	0.99%	2.62%	2.48%	154%
(0.46)	10.34	6.87%	115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%

$(0.11)	$10.04	(3.43)%	$20,756	1.60%	1.79%	1.69%	1.50%	133%
(0.36)	10.50	5.06%	27,040	1.60%	1.79%	1.83%	1.64%	154%
(0.39)	10.34	6.17%	15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%

$(0.13)	$10.05	(3.25)%	$8,854	1.25%	1.41%	2.04%	1.88%	133%
(0.39)	10.51	5.33%	9,291	1.25%	1.44%	2.23%	2.04%	154%
(0.42)	10.36	6.55%	10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%

$(0.16)	$10.04	(2.98)%	$43,538	0.66%	0.69%	2.63%	2.60%	133%
(0.46)	10.50	5.95%	58,511	0.66%	0.74%	2.80%	2.72%	154%
(0.48)	10.35	7.18%	51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%

(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 180-181.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Six Months Ended 6/30/13[1]	$10.32	$0.09	$(0.16)	$(0.07)	$(0.09)	$—	[5]
Year Ended 12/31/12	10.21	0.20	0.11	0.31	(0.20)	—	[5]
Year Ended 12/31/11	10.28	0.24	(0.06)	0.18	(0.24)	(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)	(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)	—	[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)	—

Class C
Six Months Ended 6/30/13[1]	$10.32	$0.05	$(0.16)	$(0.11)	$(0.05)	$—	[5]
Year Ended 12/31/12	10.21	0.12	0.11	0.23	(0.12)	—	[5]
Year Ended 12/31/11	10.28	0.16	(0.06)	0.10	(0.16)	(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)	(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)	—	[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—

Class K
Six Months Ended 6/30/13[1]	$10.32	$0.07	$(0.16)	$(0.09)	$(0.07)	$—	[5]
Year Ended 12/31/12	10.21	0.15	0.11	0.26	(0.15)	—	[5]
Year Ended 12/31/11	10.28	0.20	(0.06)	0.14	(0.20)	(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)	(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)	—	[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)	—

Class Y
Six Months Ended 6/30/13[1]	$10.32	$0.10	$(0.16)	$(0.06)	$(0.10)	$—	[5]
Year Ended 12/31/12	10.21	0.22	0.11	0.33	(0.22)	—	[5]
Year Ended 12/31/11	10.28	0.26	(0.06)	0.20	(0.26)	(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)	(0.03)
Period From 5/13/09[4] to 12/31/09[1]	9.98	0.20	0.19	0.39	(0.20)	—	[5]

See notes to Financial Highlights on pages 180-181.

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.09)	$10.16	(0.68)%	$725,343	0.81%	0.82%	1.74%	1.73%	37%
(0.20)	10.32	3.06%	818,462	0.80%	0.84%	1.88%	1.84%	64%
(0.25)	10.21	1.68%	665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%

$(0.05)	$10.16	(1.05)%	$333,433	1.57%	1.61%	1.00%	0.96%	37%
(0.12)	10.32	2.29%	334,753	1.55%	1.62%	1.12%	1.05%	64%
(0.17)	10.21	0.93%	236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%

$(0.07)	$10.16	(0.89)%	$6,640	1.24%	1.31%	1.32%	1.25%	37%
(0.15)	10.32	2.65%	7,238	1.20%	1.33%	1.46%	1.33%	64%
(0.21)	10.21	1.28%	5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%

$(0.10)	$10.16	(0.57)%	$608,399	0.59%	0.59%	1.97%	1.97%	37%
(0.22)	10.32	3.27%	633,868	0.61%	0.61%	2.03%	2.03%	64%
(0.27)	10.21	1.89%	312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%

(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 180-181.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS High Yield Fund
Class A
Six Months Ended 6/30/13[1]	$7.25	$0.21	$(0.13)	$0.08	$(0.21)	$—
Year Ended 12/31/12	6.75	0.45	0.50	0.95	(0.45)	—
Year Ended 12/31/11	6.93	0.49	(0.18)	0.31	(0.49)	—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—

Class C
Six Months Ended 6/30/13[1]	$7.25	$0.18	$(0.14)	$0.04	$(0.18)	$—
Year Ended 12/31/12	6.74	0.39	0.51	0.90	(0.39)	—
Year Ended 12/31/11	6.93	0.44	(0.19)	0.25	(0.44)	—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—

Class K
Six Months Ended 6/30/13[1]	$7.25	$0.19	$(0.13)	$0.06	$(0.19)	$—
Year Ended 12/31/12	6.75	0.42	0.50	0.92	(0.42)	—
Year Ended 12/31/11	6.93	0.46	(0.18)	0.28	(0.46)	—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—

Class Y
Six Months Ended 6/30/13[1]	$7.24	$0.22	$(0.14)	$0.08	$(0.22)	$—
Year Ended 12/31/12	6.74	0.46	0.50	0.96	(0.46)	—
Year Ended 12/31/11	6.92	0.50	(0.18)	0.32	(0.50)	—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[4] to 12/31/09[1]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 180-181.

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.21)	$7.12	1.04%	$50,987	0.95%	1.10%	5.76%	5.61%	50%
(0.45)	7.25	14.43%	64,916	0.92%	1.12%	6.36%	6.16%	103%
(0.49)	6.75	4.56%	68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%

$(0.18)	$7.11	0.53%	$34,408	1.70%	1.86%	4.99%	4.83%	50%
(0.39)	7.25	13.75%	34,998	1.67%	1.88%	5.60%	5.39%	103%
(0.44)	6.74	3.62%	27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%

$(0.19)	$7.12	0.85%	$22,242	1.35%	1.49%	5.35%	5.21%	50%
(0.42)	7.25	13.98%	22,003	1.32%	1.52%	5.96%	5.76%	103%
(0.46)	6.75	4.15%	18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%

$(0.22)	$7.10	1.00%	$9,420	0.76%	0.86%	5.89%	5.79%	50%
(0.46)	7.24	14.66%	11,271	0.73%	0.91%	6.52%	6.34%	103%
(0.50)	6.74	4.75%	7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%

(0.33)	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 180-181.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Six Months Ended 6/30/13[1]	$11.12	$0.15	$(0.58)	$(0.43)	$(0.15)	$—	[5]
Year Ended 12/31/12	10.69	0.32	0.44	0.76	(0.32)	—
Year Ended 12/31/11	9.95	0.34	0.74	1.08	(0.34)	—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—

Class C
Six Months Ended 6/30/13[1]	$11.12	$0.11	$(0.58)	$(0.47)	$(0.11)	$—	[5]
Year Ended 12/31/12	10.69	0.23	0.43	0.66	(0.23)	—
Year Ended 12/31/11	9.95	0.26	0.74	1.00	(0.26)	—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—

Class Y
Six Months Ended 6/30/13[1]	$11.12	$0.16	$(0.59)	$(0.43)	$(0.16)	$—	[5]
Year Ended 12/31/12	10.68	0.34	0.44	0.78	(0.34)	—
Year Ended 12/31/11	9.95	0.36	0.73	1.09	(0.36)	—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/94[4] to 12/31/09[1]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Income Municipal Bond Fund
Class A
Six Months Ended 6/30/13[1]	$11.19	$0.22	$(0.60)	$(0.38)	$(0.22)	$—
Year Ended 12/31/12	10.55	0.44	0.64	1.08	(0.44)	—
Year Ended 12/31/11	9.95	0.52	0.60	1.12	(0.52)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—
Class C
Six Months Ended 6/30/13[1]	$11.19	$0.17	$(0.61)	$(0.44)	$(0.17)	$—
Year Ended 12/31/12	10.55	0.35	0.64	0.99	(0.35)	—
Year Ended 12/31/11	9.95	0.46	0.60	1.06	(0.46)	—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Six Months Ended 6/30/13[1]	$11.19	$0.23	$(0.60)	$(0.37)	$(0.23)	$—
Year Ended 12/31/12	10.55	0.46	0.64	1.10	(0.46)	—
Year Ended 12/31/11	9.95	0.54	0.60	1.14	(0.54)	—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 180-181.

176	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$10.54	(3.93)%	$222,169	0.80%		0.90%	2.83%	2.73%	19%
(0.32)	11.13	7.19%	275,881	0.80%		0.91%	2.91%	2.80%	15%
(0.34)	10.69	11.11%	258,848	0.80%		0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%		0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%		0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%		0.96%	3.38%	3.27%	113%

$(0.11)	$10.54	(4.23)%	$94,035	1.60%		1.67%	2.03%	1.96%	19%
(0.23)	11.12	6.24%	107,073	1.60%		1.69%	2.10%	2.01%	15%
(0.26)	10.69	10.22%	79,106	1.60%		1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%		1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%		1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%		1.73%	2.64%	2.51%	113%

$(0.16)	$10.53	(3.87)%	$96,114	0.66%		0.66%	2.96%	2.96%	19%
(0.34)	11.12	7.34%	110,209	0.67%		0.67%	3.03%	3.03%	15%
(0.36)	10.68	11.14%	75,837	0.68%		0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%		0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%		0.77%	3.80%	3.72%	44%

$(0.22)	$10.59	(3.50)%	$86,933	0.71%		0.92%	3.92%	3.71%	10%
(0.44)	11.19	10.32%	137,734	0.68%		0.92%	3.89%	3.65%	17%
(0.52)	10.55	11.68%	99,686	0.51%		0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%		1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%	[7]	1.25%	3.85%	2.60%	—%	[8]

$(0.17)	$10.58	(3.96)%	$52,410	1.50%		1.71%	3.13%	2.92%	10%
(0.35)	11.19	9.46%	68,925	1.48%		1.72%	3.08%	2.84%	17%
(0.46)	10.55	10.94%	34,428	1.21%		1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%		1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

$(0.23)	$10.59	(3.37)%	$56,712	0.46%		0.67%	4.18%	3.97%	10%
(0.46)	11.19	10.59%	73,511	0.44%		0.68%	4.11%	3.87%	17%
(0.54)	10.55	11.89%	36,526	0.30%		0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%		0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%	[7]	2.14%	3.85%	1.71%	—%	[8]

See notes to Financial Highlights on pages 180-181.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	177

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Floating Rate Fund
Class A
Six Months Ended 6/30/13[1]	$10.27	$0.22	$(0.05)	$0.17	$(0.22)	$—
Year Ended 12/31/12	9.85	0.54	0.42	0.96	(0.54)	—
Year Ended 12/31/11	10.30	0.54	(0.44)	0.10	(0.54)	(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Six Months Ended 6/30/13[1]	$10.27	$0.18	$(0.05)	$0.13	$(0.18)	$—
Year Ended 12/31/12	9.86	0.46	0.41	0.87	(0.46)	—
Year Ended 12/31/11	10.31	0.48	(0.44)	0.04	(0.48)	(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Six Months Ended 6/30/13[1]	$10.26	$0.20	$(0.04)	$0.16	$(0.20)	$—
Year Ended 12/31/12	9.85	0.49	0.41	0.90	(0.49)	—
Year Ended 12/31/11	10.31	0.50	(0.45)	0.05	(0.50)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Six Months Ended 6/30/13[1]	$10.27	$0.24	$(0.05)	$0.19	$(0.24)	$—
Year Ended 12/31/12	9.86	0.56	0.41	0.97	(0.56)	—
Year Ended 12/31/11	10.30	0.56	(0.43)	0.13	(0.56)	(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

See notes to Financial Highlights on pages 180-181.

178	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.22)	$10.22	1.70%	$789,833	0.89%		1.02%	4.43%	4.30%	18%
(0.54)	10.27	9.96%	771,638	0.79%		1.05%	5.27%	5.01%	52%
(0.55)	9.85	1.02%	458,208	0.50%		1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%		1.24%	5.22%	4.05%	64%

(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.18)	$10.22	1.30%	$746,675	1.69%		1.82%	3.60%	3.47%	18%
(0.46)	10.27	8.98%	599,026	1.58%		1.84%	4.50%	4.24%	52%
(0.49)	9.86	0.38%	407,389	1.20%		1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%		2.02%	5.12%	3.34%	64%

(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.20)	$10.22	1.55%	$4,922	1.38%		1.51%	3.93%	3.80%	18%
(0.49)	10.26	9.31%	4,285	1.26%		1.52%	4.82%	4.56%	52%
(0.51)	9.85	0.52%	3,627	0.90%		1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%		1.62%	5.13%	3.59%	64%

(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.24)	$10.22	1.82%	$1,032,774	0.67%		0.80%	4.59%	4.46%	18%
(0.56)	10.27	10.08%	568,316	0.60%		0.86%	5.46%	5.20%	52%
(0.57)	9.86	1.30%	283,393	0.31%		0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%		1.00%	5.30%	4.38%	64%

(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

See notes to Financial Highlights on pages 180-181.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	179

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Strategic Income Fund
Class A
Six Months Ended 6/30/13[1]	$10.64	$0.17	$(0.40)	$(0.23)	$(0.17)	$—
Year Ended 12/31/12	10.29	0.40	0.48	0.88	(0.40)	(0.13)
Year Ended 12/31/11	10.30	0.49	0.08	0.57	(0.52)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Six Months Ended 6/30/13[1]	$10.66	$0.13	$(0.40)	$(0.27)	$(0.13)	$—
Year Ended 12/31/12	10.31	0.30	0.49	0.79	(0.31)	(0.13)
Year Ended 12/31/11	10.30	0.41	0.09	0.50	(0.43)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Six Months Ended 6/30/13[1]	$10.67	$0.15	$(0.40)	$(0.25)	$(0.15)	$—
Year Ended 12/31/12	10.32	0.34	0.49	0.83	(0.35)	(0.13)
Year Ended 12/31/11	10.30	0.45	0.08	0.53	(0.45)	(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Six Months Ended 6/30/13[1]	$10.62	$0.20	$(0.42)	$(0.22)	$(0.19)	$—
Year Ended 12/31/12	10.27	0.42	0.48	0.90	(0.42)	(0.13)
Year Ended 12/31/11	10.30	0.51	0.07	0.58	(0.55)	(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations, and exclude the effect of custody credits, if applicable.

[4]	Inception date.

180	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.17)	$10.24	(2.16)%	$66,381	0.78%		1.15%	3.37%	3.00%	107%
(0.53)	10.64	8.67%	84,372	0.72%		1.16%	3.74%	3.30%	157%
(0.58)	10.29	5.66%	66,131	0.50%		1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%		1.41%	5.14%	3.85%	51%

(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.13)	$10.26	(2.54)%	$12,644	1.59%		1.95%	2.55%	2.19%	107%
(0.44)	10.66	7.78%	13,106	1.54%		1.97%	2.91%	2.48%	157%
(0.49)	10.31	4.94%	9,193	1.20%		2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%		2.19%	5.14%	3.07%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.15)	$10.27	(2.36)%	$3,311	1.23%		1.58%	2.91%	2.56%	107%
(0.48)	10.67	8.17%	3,085	1.16%		1.60%	3.32%	2.88%	157%
(0.51)	10.32	5.31%	2,595	0.83%		1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%		1.78%	5.15%	3.49%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.19)	$10.21	(2.12)%	$13,845	0.52%		0.85%	3.57%	3.24%	107%
(0.55)	10.62	8.93%	9,143	0.50%		0.90%	3.91%	3.51%	157%
(0.61)	10.27	5.82%	4,776	0.29%		0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%		1.07%	5.14%	4.17%	51%

(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	181

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2013 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to seven series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Tax-Exempt Fund and RS High Income Municipal Bond Fund offer Class A, C and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and considered by management to be representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and considered by management to be representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

182	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates, and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

www.RSinvestments.com	183

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of June 30, 2013, RS High Income Municipal Bond Fund held two fixed income securities classified as Level 3 that had low trading volume.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, loans, state, municipal and provincial obligations, certain foreign equity securities and commercial paper and other short-term securities valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated

184	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Funds did not incur any such interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008, except for RS High Income Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which began operations during the tax year 2009 and are therefore subject to U.S. federal and state authority examination for tax years since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

www.RSinvestments.com	185

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.
f. Futures Contracts The Funds may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

g. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of June 30, 2013.

h. Options Transactions The Funds can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the

186	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Funds purchasing a security at a price different from its current market value.

i. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

j. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

k. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

l. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Income Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%

www.RSinvestments.com	187

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. Payment of the sub-investment advisory fees does not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.25%	0.66%
RS High Yield Fund	0.95%	1.70%	1.35%	0.76%
RS Tax-Exempt Fund	0.80%	1.60%	—	0.69%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the table below and to limit the total annual fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS High Income Municipal Bond Fund, Class A*	0.75%
RS Floating Rate Fund, Class A*	0.98%
RS Strategic Income Fund, Class A*	0.85%
*	The expense limitation in effect from January 1, 2013 through April 30, 2013 was 0.70% for RS High Income Municipal Bond Fund, 0.85% for RS Floating Rate Fund, and 0.75% for RS Strategic Income Fund.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

188	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$147,465
	Class C	1.00%	123,462
	Class K	0.65%	29,475
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	$964,035
	Class C	1.00%	1,672,197
	Class K	0.65%	23,191
	Class Y	0.00%	—
RS High Yield Fund	Class A	0.25%	$72,218
	Class C	1.00%	198,623
	Class K	0.65%	73,179
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$326,494
	Class C	1.00%	520,143
	Class Y	0.00%	—
RS High Income Municipal Bond Fund	Class A	0.25%	$145,517
	Class C	1.00%	302,059
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$973,152
	Class C	1.00%	3,388,344
	Class K	0.65%	14,624
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$94,278
	Class C	1.00%	66,265
	Class K	0.65%	10,339
	Class Y	0.00%	—

www.RSinvestments.com	189

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2013, PAS informed the Trust it received $1,178,370 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$10,560
RS Low Duration Bond Fund	26,925
RS High Yield Fund	5,159
RS Tax-Exempt Fund	15,313
RS High Income Municipal Bond Fund	12,689
RS Floating Rate Fund	94,815
RS Strategic Income Fund	5,951

190	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$6,004
RS Low Duration Bond Fund	167,982
RS High Yield Fund	2,605
RS Tax-Exempt Fund	20,191
RS High Income Municipal Bond Fund	38,058
RS Floating Rate Fund	106,783
RS Strategic Income Fund	2,480

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$7,812,119	$1,088,342
RS Low Duration Bond Fund	—	27,684,902	—
RS High Yield Fund	—	8,683,532	—
RS Tax-Exempt Fund	12,939,845	19,429	—
RS High Income Municipal Bond Fund	9,619,835	22,806	—
RS Floating Rate Fund	—	74,285,884	—
RS Strategic Income Fund	—	4,476,061	441,772

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

www.RSinvestments.com	191

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS High Yield Fund	$—	$6,471	$(6,471)
RS Tax-Exempt Fund	—	1,875	(1,875)
RS High Income Municipal Bond Fund	—	1,250	(1,250)
RS Floating Rate Fund	(261,457)	(45,205)	306,662
RS Strategic Income Fund	(558)	(271,031)	271,589

See the chart below for the tax basis of distributable earnings as of December 31, 2012.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$86,602	$215,722
RS Low Duration Bond Fund	—	754,725	—
RS High Yield Fund	—	174,706	—
RS Tax-Exempt Fund	18,942	—	106,892
RS High Income Municipal Bond Fund	49,016	—	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS High Yield Fund	$1,663,332
RS Tax-Exempt Fund	3,016,890
RS High Income Municipal Bond Fund	863,311

192	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2015	2016	2017	2018	No Expiration*	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—
RS Low Duration Bond Fund	—	—	—	—	—	—
RS High Yield Fund	—	2,100,226	3,303,739	—	—	5,403,965
RS Tax-Exempt Fund	—	—	—	—	—	—
RS High Income Municipal Bond Fund	—	—	—	—	1,145,478	1,145,478
RS Floating Rate Fund	—	—	—	—	29,160,497	29,160,497
RS Strategic Income Fund	—	—	—	—	—	—
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Floating Rate Fund	$4,896,946
RS Strategic Income Fund	56,615

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$185,282,699	$1,879,032	$4,669,138	$(2,790,106)
RS Low Duration Bond Fund	1,699,130,159	(12,733,943)	8,155,131	(20,889,074)
RS High Yield Fund	114,066,269	2,077,911	3,497,407	(1,419,496)
RS Tax-Exempt Fund	395,073,542	13,665,039	18,198,977	(4,533,938)
RS High Income Municipal Bond Fund	187,208,084	5,933,931	9,314,052	(3,380,121)
RS Floating Rate Fund	2,566,494,628	(5,738,136)	12,031,861	(17,769,997)
RS Strategic Income Fund	97,807,309	450,169	1,718,234	(1,268,065)

www.RSinvestments.com	193

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	924,748	$9,642,656	4,292,851	$45,129,208
Shares from conversion of Class B shares*	—	—	163,374	1,701,151
Shares reinvested	145,317	1,502,430	460,961	4,852,970
Shares redeemed	(3,517,698)	(36,634,189)	(3,743,087)	(39,466,306)

Net increase/(decrease)	(2,447,633)	$(25,489,103)	1,174,099	$12,217,023

Class B
Shares sold	—	$—	1,950	$20,176
Shares converted to Class A shares*	—	—	(163,459)	(1,701,151)
Shares reinvested	—	—	276	2,880
Shares redeemed	—	—	(3,901)	(40,440)

Net decrease	—	$—	(165,134)	$(1,718,535)

Class C
Shares sold	178,377	$1,856,556	1,472,701	$15,448,399
Shares reinvested	18,530	191,284	60,288	634,559
Shares redeemed	(705,112)	(7,293,876)	(454,151)	(4,777,831)

Net increase/(decrease)	(508,205)	$(5,246,036)	1,078,838	$11,305,127

Class K
Shares sold	108,759	$1,131,093	222,094	$2,338,728
Shares reinvested	10,185	105,273	33,482	352,732
Shares redeemed	(121,912)	(1,272,204)	(382,873)	(4,029,619)

Net decrease	(2,968)	$(35,838)	(127,297)	$(1,338,159)

Class Y
Shares sold	485,211	$5,052,441	2,610,173	$27,513,382
Shares reinvested	66,061	683,195	219,724	2,314,372
Shares redeemed	(1,786,800)	(18,553,844)	(2,190,611)	(23,023,129)

Net increase/(decrease)	(1,235,528)	$(12,818,208)	639,286	$6,804,625

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

194	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Low Duration Bond Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	29,060,864	$299,059,790	67,953,033	$699,352,114
Shares from conversion of Class B shares*	—	—	208,874	2,144,695
Shares reinvested	606,208	6,227,575	1,206,915	12,430,410
Shares redeemed	(37,555,778)	(386,268,506)	(55,199,251)	(568,199,476)

Net increase/(decrease)	(7,888,706)	$(80,981,141)	14,169,571	$145,727,743

Class B
Shares sold	—	$—	533	$5,441
Shares converted to Class A shares*	—	—	(209,090)	(2,144,695)
Shares reinvested	—	—	221	2,261
Shares redeemed	—	—	(6,745)	(68,919)

Net decrease	—	$—	(215,081)	$(2,205,912)

Class C
Shares sold	6,239,019	$64,213,471	16,785,142	$172,734,599
Shares reinvested	134,172	1,378,229	248,352	2,557,723
Shares redeemed	(5,980,090)	(61,499,466)	(7,802,987)	(80,306,405)

Net increase	393,101	$4,092,234	9,230,507	$94,985,917

Class K
Shares sold	157,074	$1,615,498	454,751	$4,680,703
Shares reinvested	4,672	48,000	9,059	93,309
Shares redeemed	(209,277)	(2,150,266)	(306,069)	(3,151,049)

Net increase/(decrease)	(47,531)	$(486,768)	157,741	$1,622,963

Class Y
Shares sold	(57,343,509)	$(592,541,797)	147,446,365	$1,520,228,401
Shares reinvested	411,048	4,222,344	611,657	6,302,376
Shares redeemed	55,416,785	572,949,145	(117,261,684)	(1,209,364,687)

Net increase/(decrease)	(1,515,676)	$(15,370,308)	30,796,338	$317,166,090

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

www.RSinvestments.com	195

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS High Yield Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,170,638	$8,655,444	3,532,164	$24,699,138
Shares from conversion of Class B shares*	—	—	560,066	3,910,042
Shares reinvested	144,221	1,054,063	386,234	2,722,016
Shares redeemed	(3,106,209)	(22,841,946)	(5,679,066)	(40,184,147)

Net decrease	(1,791,350)	$(13,132,439)	(1,200,602)	$(8,852,951)

Class B
Shares sold	—	$—	875	$5,949
Shares converted to Class A shares*	—	—	(560,250)	(3,910,042)
Shares reinvested	—	—	491	3,401
Shares redeemed	—	—	(1,261)	(8,715)

Net decrease	—	$—	(560,145)	$(3,909,407)

Class C
Shares sold	1,857,517	$13,652,738	3,110,274	$21,604,927
Shares reinvested	61,379	448,684	107,074	753,461
Shares redeemed	(1,911,700)	(14,013,319)	(2,522,785)	(17,516,665)

Net increase	7,196	$88,103	694,563	$4,841,723

Class K
Shares sold	136,572	$1,001,843	205,127	$1,438,415
Shares reinvested	82,111	600,369	173,757	1,225,122
Shares redeemed	(128,692)	(946,852)	(154,531)	(1,090,818)

Net increase	89,991	$655,360	224,353	$1,572,719

Class Y
Shares sold	1,615,658	$11,853,812	1,104,334	$7,713,150
Shares reinvested	36,748	268,652	43,003	302,588
Shares redeemed	(1,883,158)	(13,745,263)	(691,481)	(4,828,573)

Net increase/(decrease)	(230,752)	$(1,622,799)	455,856	$3,187,165

*	Effective February 17, 2012, all Class B shares were converted to Class A shares.

196	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Tax-Exempt Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,110,806	$34,327,003	11,590,688	$127,546,113
Shares reinvested	293,778	3,225,189	590,824	6,520,596
Shares redeemed	(7,117,423)	(77,623,903)	(11,603,131)	(127,660,975)

Net increase/(decrease)	(3,712,839)	$(40,071,711)	578,381	$6,405,734

Class C
Shares sold	508,258	$5,641,643	3,837,783	$42,235,660
Shares reinvested	71,469	784,068	121,906	1,346,461
Shares redeemed	(1,279,838)	(13,997,608)	(1,736,584)	(19,161,397)

Net increase/(decrease)	(700,111)	$(7,571,897)	2,223,105	$24,420,724

Class Y
Shares sold	1,893,265	$20,870,914	6,491,036	$71,380,253
Shares reinvested	84,965	931,881	124,268	1,373,704
Shares redeemed	(2,763,116)	(30,358,426)	(3,803,341)	(41,869,955)

Net increase/(decrease)	(784,886)	$(8,555,631)	2,811,963	$30,884,002

RS High Income Municipal Bond Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,700,318	$19,023,913	11,610,228	$127,985,830
Shares reinvested	179,696	1,992,437	400,943	4,450,244
Shares redeemed	(5,975,025)	(66,407,821)	(9,151,980)	(101,258,608)

Net increase/(decrease)	(4,095,011)	$(45,391,471)	2,859,191	$31,177,466

Class C
Shares sold	492,318	$5,498,965	3,745,289	$41,200,061
Shares reinvested	70,202	776,766	119,819	1,330,829
Shares redeemed	(1,770,661)	(19,625,213)	(969,006)	(10,717,757)

Net increase/(decrease)	(1,208,141)	$(13,349,482)	2,896,102	$31,813,133

Class Y
Shares sold	2,154,265	$24,000,738	6,194,636	$68,244,398
Shares reinvested	103,960	1,151,096	187,708	2,086,965
Shares redeemed	(3,469,234)	(38,415,526)	(3,276,607)	(36,665,072)

Net increase/(decrease)	(1,211,009)	$(13,263,692)	3,105,737	$33,666,291

www.RSinvestments.com	197

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Floating Rate Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	36,693,650	$378,940,666	51,451,895	$522,796,852
Shares reinvested	1,491,867	15,397,658	2,639,161	26,792,229
Shares redeemed	(36,046,118)	(372,828,398)	(25,426,545)	(257,354,408)

Net increase	2,139,399	$21,509,926	28,664,511	$292,234,673

Class C
Shares sold	19,132,706	$197,748,540	24,677,768	$250,750,647
Shares reinvested	843,725	8,710,194	1,521,886	15,445,907
Shares redeemed	(5,255,508)	(54,304,713)	(9,198,913)	(93,214,772)

Net increase	14,720,923	$152,154,021	17,000,741	$172,981,782

Class K
Shares sold	100,652	$1,038,069	118,945	$1,203,606
Shares reinvested	7,928	81,791	18,098	183,424
Shares redeemed	(44,257)	(457,009)	(87,771)	(888,169)

Net increase	64,323	$662,851	49,272	$498,861

Class Y
Shares sold	65,847,306	$680,765,636	40,504,866	$411,892,353
Shares reinvested	1,193,206	12,317,416	1,169,422	11,880,630
Shares redeemed	(21,328,719)	(220,125,904)	(15,079,157)	(152,962,933)

Net increase	45,711,793	$472,957,148	26,595,131	$270,810,050

RS Strategic Income Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	917,458	$9,712,567	3,257,984	$34,380,893
Shares reinvested	114,318	1,206,164	340,067	3,607,041
Shares redeemed	(2,478,007)	(26,250,977)	(2,095,661)	(22,051,223)

Net increase/(decrease)	(1,446,231)	$(15,332,246)	1,502,390	$15,936,711

Class C
Shares sold	219,354	$2,332,214	469,216	$4,971,867
Shares reinvested	14,239	150,502	39,760	422,856
Shares redeemed	(230,409)	(2,429,733)	(171,450)	(1,815,240)

Net increase	3,184	$52,983	337,526	$3,579,483

198	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Strategic Income Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class K
Shares sold	34,137	$358,437	35,808	$381,296
Shares reinvested	4,321	45,704	12,131	129,030
Shares redeemed	(5,138)	(53,913)	(10,254)	(108,336)

Net increase	33,320	$350,228	37,685	$401,990

Class Y
Shares sold	1,175,744	$12,463,649	925,764	$9,706,225
Shares reinvested	20,541	215,944	35,427	375,506
Shares redeemed	(702,007)	(7,420,811)	(565,202)	(5,995,743)

Net increase	494,278	$5,258,782	395,989	$4,085,988

b. Shareholder Concentration As of June 30, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	4	47.74%
RS Low Duration Bond Fund	6	66.94%
RS High Yield Fund	3	58.66%
RS Tax-Exempt Fund	6	71.22%
RS High Income Municipal Bond Fund	6	72.01%
RS Floating Rate Fund	5	77.02%
RS Strategic Income Fund	3	68.86%

www.RSinvestments.com	199

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$34,794,565	$234,116,666	$51,689,651	$246,986,975
RS Low Duration Bond Fund	320,526,303	411,416,596	214,664,517	425,558,104
RS High Yield Fund	63,878,303	—	68,566,368	—
RS Tax-Exempt Fund	89,744,983	—	120,512,915	—
RS High Income Municipal Bond Fund	23,681,513	—	90,456,026	—
RS Floating Rate Fund	1,336,495,120	—	403,229,300	—
RS Strategic Income Fund	34,456,831	76,911,497	24,398,339	87,061,959

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Funds’ derivative instruments at June 30, 2013.

Fund	Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
RS Strategic Income Fund	Forward Foreign Currency Contracts to Buy	Net unrealized depreciation for open forward currency contracts	$(76,147)
	Forward Foreign Currency Contracts to Sell	Net unrealized appreciation for open forward currency contracts	79,826
	Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	(70,951)
	Written Call Option Contracts	Options written, at value	(32,813)
	Written Put Option Contracts	Options written, at value	(74,218)
RS Investment Quality Bond Fund	Written Call Option Contracts	Options written, at value	(3,282)
*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1g for additional information on futures contracts.

See Note 1e for additional information on forward foreign currency contracts.

200	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following is a summary of the effect of the Funds’ foreign currency and other hedging activities on the Statement of Operations for the six months ended June 30, 2013.

Fund	Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
RS Strategic Income Fund	Forward Foreign Currency Contracts	Net realized gain from foreign currency transactions	$(2,205)
		Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,037
	Financial Futures Contracts	Net realized loss from futures contracts	(427,220)
		Net change in unrealized appreciation/(depreciation) on futures contracts	(70,951)
	Option Contracts	Net realized gain from investments and options written	255,381
		Net change in unrealized appreciation/(depreciation) on options written	15,576
RS Investment Quality Bond Fund	Option Contracts	Net realized gain from investments and options written	—
		Net change in unrealized appreciation/(depreciation) on options written	11,165

Transactions in options written for the six months ended June 30, 2013:

	RS Investment Quality Bond Fund		RS Strategic Income Fund
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2012	—	$—	50	$30,218
Options written	30	14,447	500	254,444
Options terminated in closing transactions	—	—	(350)	(174,025)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options outstanding, June 30, 2013	30	14,447	200	110,637

RS Investment Quality Bond Fund held an average daily face value of option contracts of 3,812. RS Strategic Income Fund held forward foreign currency contracts with an average monthly value of approximately $3.2 million, an average daily notional value of 1,897,238 (counterparty) in futures contracts and an average daily face value of

www.RSinvestments.com	201

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

purchased and written option contracts of 6,077 and 69,503, respectively, during the six months ended June 30, 2013. See pages 159–160 for the Fund’s open forward foreign currency and option contracts as of June 30, 2013.

RS Strategic Income Fund used forward foreign currency exchange contracts to hedge against movements in foreign currency exchange rates or to manage foreign currency exposure. RS Investment Quality Bond Fund and RS Strategic Income Fund used exchange-traded U.S. Treasury futures and options on U.S. Treasury futures to generate income and manage interest rate exposure.

The following table presents the RS Strategic Income Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund as of June 30, 2013.

Counterparty	Gross Assets in SAL(1)	Financial Instrument	Collateral Received	Net Amount (not less than 0)
Barclays Bank PLC	$61,981	$(61,981)	$—	$—
JPMorgan Chase Bank PLC	24,783	(5,841)	—	18,942
Total	$86,764	$(67,822)	$—	$18,942

The following table presents the RS Strategic Income Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund as of June 30, 2013.

Counterparty	Gross Liabilities in SAL(1)	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Barclays Bank PLC	$77,244	$(61,981)	$—	$15,263
JPMorgan Chase Bank PLC	5,841	(5,841)	—	—
Exchange Traded Futures & Options(2)	177,982	—	—	177,982
Total	$261,067	$(67,822)	$—	$193,245
(1)	Forward foreign currency exchange contracts are netted.
(2)	Includes financial instruments (futures or written options) which are not subject to a master netting arrangement, or another similar arrangement.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

202	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

h. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Funds may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally enter into these transactions with the intention of holding the securities, they may sell the securities

www.RSinvestments.com	203

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

before the settlement date. Assets will be segregated when a Fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Funds’ Schedule of Investments.

k. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

l. Mortgage- and Asset-backed Securities The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of mortgage- and asset-backed securities depends on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

204	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing. $300 million of the line of credit ($200 million prior to May 22, 2013) is reserved for use in the first instance by RS Floating Rate Fund with RS Floating Rate Fund paying the related commitment fees for that additional amount.

For the six months ended June 30, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS High Yield Fund	$—	$606,295	1	1.38%
RS Tax-Exempt Fund	5,483,526	4,726,627	8	1.38%
RS High Income Municipal Bond Fund	1,710,178	1,549,836	13	1.38%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

www.RSinvestments.com	205

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

206	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015098 (06/13)

2013 Semiannual Report

All data as of June 30, 2013

RS International Funds

Class A, C, K, and Y Shares

•	RS International Fund

•	RS Emerging Markets Fund

•	RS Global Fund

•	RS China Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams—each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Technology Fund	Fixed Income
RS Partners Fund*	RS Small Cap Equity Fund*	RS Investment Quality Bond Fund
RS Value Fund		RS Low Duration Bond Fund
RS Large Cap Alpha Fund	International	RS High Yield Fund
RS Investors Fund	RS International Fund	RS Tax-Exempt Fund
	RS Emerging Markets Fund	RS High Income Municipal Bond Fund
Growth	RS Global Fund	RS Floating Rate Fund
RS Small Cap Growth Fund	RS China Fund	RS Strategic Income Fund
RS Select Growth Fund
RS Mid Cap Growth Fund	Natural Resources
RS Growth Fund	RS Global Natural Resources Fund*

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

Turbulent markets can make investors nervous. And selecting a manager whose philosophy and approach align with yours isn’t an easy task. We understand what it takes to earn—and keep—that trust, especially in the current environment. That’s why we’re focused on the fundamentals this year:

•	Covering the global equity markets

Today’s investors need managers who offer them the world, and RS Investments’ equity offerings span the global equity markets. Eleven experienced emerging markets investment professionals joined our roster last year and in March our emerging markets team assumed the management of RS Emerging Markets Fund and RS China Fund. We’ve also added investment staff to manage our developed international equity products.

•	Investing with discipline

Our investment analysts and portfolio managers are experts, not generalists. Their knee-deep perspective helps us find opportunities that may have been overlooked by others. We believe that marrying fundamental research and analytical tools helps leverage our investment process.

Staying focused matters

Short-term market swings can be unsettling, but they are a natural part of investing. We’re dedicated to helping our shareholders focus on their long-term investment plans. In fact, history has taught us that opportunity exists even in volatile markets. Our investment strategies are designed with a goal of providing a consistent investment program regardless of market environment. We believe the best way to add value over time is by committing capital to our best investment ideas and ensuring that the risks we take are balanced in every strategy we manage.

In the pages that follow, you’ll find an update on your investment in the RS Funds. It contains important information about your investment with our firm.

Please visit www.RSinvestments.com for additional insight and the latest commentary from our investment teams.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

www.RSinvestments.com	3

RS INTERNATIONAL FUND

Investment Style:

International

RS International Fund Commentary

Effective July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS International Growth Fund was renamed “RS International Fund.”

Highlights

•	International equity markets, as defined by the MSCI EAFE Index (Gross)[1] (the “Index”), rose 4.47% during the first half of the year.

•

RS International Fund (the “Fund”) (Class A Shares) returned -2.14% during the first half of the year. The Fund’s performance was mixed, notably in its technology holdings. On a relative basis the Fund’s overweight position to emerging markets detracted from performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

During the first half of 2013, Japan was the largest positive driver of international equity markets, as defined by the MSCI EAFE Index. The new Prime Minister is orchestrating a concerted national effort to eradicate deflation, and in doing so he hopes to initiate a cycle of confidence and growth. In our view, the trigger for these changes may have been the persistent strength of the yen, which has fed a perception that Japan has suffered from the unconventional stimulus pursued elsewhere in the world. After a long fallow period, we believe that the Japanese stock market has begun to respond to the Prime Minister’s efforts.

However, emerging markets fell during the first half of 2013 as fear and volatility returned, sparked by the US Federal Reserve’s (the “Fed”) comments about tapering quantitative easing in the US. Much of the Fed’s provision of extra liquidity has flowed into emerging markets, with emerging market debt, currencies, and high yielding stocks being the most notable beneficiaries. During the period, investors worried that as US monetary policy starts to normalize, the pattern of low yields and rising credit levels in emerging markets will start to work in reverse, such that capital will flow back to developed markets, to the detriment of emerging markets.

Performance Update

RS International Fund (Class A Shares) returned -2.14% during the first half of 2013, underperforming its benchmark Index, which rose 4.47%. As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

4	www.RSinvestments.com

RS INTERNATIONAL FUND

Portfolio Review

Commodity prices fell over the first half of the year, and many companies exposed to these areas performed poorly. Mining companies were weak, as were some of the industrial businesses that provide and service mining equipment. The Fund’s holdings in Atlas Copco, a Swedish industrial company, and Fortescue, an Australian mining company, both fared poorly in this environment.

Gree, the Japanese gaming company, also underperformed over the six-month period. Although the company surpassed investor expectations with respect to its international expansion, it underperformed in the Japanese market, from which the majority of its profits are still derived, due to the rise of non-Japanese, competitor smartphones.

Rakuten and Tencent, two of the Fund’s technology holdings, performed well during the period. Rakuten, the Japanese Internet services and finance company, fared well amid rising Japanese markets and strong operational performance. Tencent, China’s largest and most used Internet service portal, maintained strong growth in its online video and ecommerce divisions.

Another positive contributor for the Fund was Fiat, the Italian car company, which performed well on the back of the operational turnaround of its joint venture with Chrysler and the successful launch of new models at Maserati. We believe the chief executive officer of Fiat has been acting as an impressive steward, and that the changes he has implemented may accrue to the long-term benefit of the company and its shareholders.

Outlook

We are encouraged by the focus of Chinese authorities on sustainable long-term growth, rather than short-term gross domestic product targets. In Europe, the market’s fear, in our view, has been indiscriminate in “at risk” countries, but we remain optimistic about the outlook for continued reform and integration. While it remains unclear whether the reflationary policies being undertaken in Japan will represent the start of an effective reform process, we believe that the unanimity of purpose that characterizes much of Japanese culture may give those policies a greater chance of success.

We remain cognizant of the impact on the world economy of stronger growth in the US. We believe that economic growth in the US has the potential to accelerate because we believe consumer consumption may increase now that household leverage has declined, and because we believe corporate balance sheets are in good shape.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

www.RSinvestments.com	5

RS INTERNATIONAL FUND

Characteristics (unaudited)

Total Net Assets: $60,918,203

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.20%
Tencent Holdings Ltd.	People’s Republic of China	3.72%
Prudential PLC	United Kingdom	3.52%
Atlas Copco AB, Class B	Sweden	3.34%
Industria de Diseno Textil S.A.	Spain	3.26%
L’Oreal S.A.	France	3.06%
Rakuten, Inc.	Japan	2.85%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.77%
ARM Holdings PLC	United Kingdom	2.62%
Kering	France	2.61%
Total		31.95%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

6	www.RSinvestments.com

RS INTERNATIONAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-2.14%	10.90%	8.11%	-0.78%	7.11%	5.62%
with maximum sales charge	-6.78%	5.62%	6.36%	-1.74%	6.59%	5.37%
Class C Shares (8/7/00)
without sales charge	-2.57%	9.89%	7.27%	-1.55%	6.21%	0.42%
with sales charge	-3.22%	9.17%	7.27%	-1.55%	6.21%	0.42%
Class K Shares (5/15/01)	-2.27%	10.54%	7.66%	-1.13%	6.78%	2.88%
Class Y Shares (3/10/09)	-2.54%	10.56%	8.24%	—	—	17.22%
MSCI EAFE Index[1]	4.47%	19.14%	10.55%	-0.16%	8.16%	6.57%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Fund and in the MSCI EAFE Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2013: $18,268 (Class C), $19,279 (Class K) and $19,821 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	7

RS EMERGING MARKETS FUND

RS Emerging Markets Fund Commentary

Effective March 1, 2013, Michael Reynal became the portfolio manager of RS Emerging Markets Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser.

Highlights

•

Emerging markets, as defined by the MSCI Emerging Markets Index (Gross)[1] (the “Index”), had negative performance in the first half of 2013, as concerns over slowing global economic growth, widening political unrest, and the prospect of higher US interest rates dampened investor tolerance for risk.

•

RS Emerging Markets Fund (Class A Shares) (the “Fund”) returned -14.76% in the first half of 2013, underperforming the Index, which returned -9.40%. Stock selection in the financials and energy sectors detracted from the Fund’s performance relative to the Index. Stock selection in the utilities, consumer discretionary, and information technology sectors contributed to relative performance. An underweighting in the underperforming materials sector was also beneficial to the Fund’s performance.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify emerging market companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

In the first half of 2013, share price performance in emerging markets was pressured by a confluence of factors, including tighter liquidity and slowing economic activity in China, budget tightening in India, austerity measures in Europe, and government spending cuts in the US. Prospects for slower global economic growth created a difficult environment for many commodities-driven emerging markets in particular. Meanwhile, South Korean market performance suffered on concerns over the competitiveness of the country’s exports in the wake of declines in the Japanese currency. Heightened political unrest also weighed on share price performance in a number of emerging markets, after rising food prices, higher interest rates, and turbulent currencies contributed to rioting in Turkey, Brazil, and Egypt. As the political risk associated with these markets dampened investor confidence, emerging market bond yields widened substantially.

While emerging markets experienced downward volatility throughout the period, declines were most pronounced in the final weeks of the second quarter after the US Federal Reserve signaled it would scale back its accommodative policy of bond purchases if the US economy continued to strengthen. The potential for higher US interest rates and a stronger dollar created additional headwinds for emerging markets, contributing to the heaviest emerging market investment outflows since 2009.

8	www.RSinvestments.com

Investment Style:

Emerging

RS EMERGING MARKETS FUND

Given the prospect of slower economic growth and infrastructure building in China, the materials and energy sectors were the weakest performing areas of the Index. The more defensive health care and consumer staples sectors outperformed the broader Index. From a regional standpoint, more commodities-driven markets such as Brazil, South Africa, and Russia suffered sharp declines. China and South Korea also underperformed the broader Index. Taiwan delivered positive performance for the period, as did other Southeast Asian markets, including Malaysia, Indonesia, and the Philippines.

Performance Update

The Fund (Class A Shares) returned -14.76% for the six months ended June 30, 2013, underperforming the Index, which returned -9.40%. As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Portfolio Review

The Fund’s performance relative to the Index was hindered by security selection in the financials sector, where the largest detractor was Sansiri PCL, a real estate investment and development company based in Thailand.

Concerns regarding near-term economic growth prospects, especially in China, also created a challenging environment for a number of the Fund’s energy-related stocks. These included African Petroleum Corp., a Liberia-based oil and gas exploration company that was purchased for the Fund in 2011. The Fund continues to focus on energy exploration companies that are using new technologies to explore often underutilized frontier areas.

In light of the less certain Chinese economic outlook, the Fund maintained a modest underweight position in China early in the year. Relative performance was nonetheless hurt by an investment in China Mobile Ltd., the country’s largest cell phone services provider. However, we continue to believe that China Mobile is well positioned to benefit from China’s eventual transition to 4G network technology.

On a positive note, a number of stocks in the information technology sector aided relative performance. Among the Fund’s strongest positive contributors in the sector were Kingsoft Corp., a provider of security, enterprise, and video game software, and HCL Technologies Ltd., one of the largest providers of outsourced IT support services in India. The Fund sold its position in Kingsoft during the reporting period.

Stock selection in the consumer discretionary sector also supported the Fund’s relative performance. The Fund’s strongest contributor in this area was Eclat Textile, Co., a Taiwan-based textile company that continues to report solid revenue growth driven by healthy sales of its flexible knit fabrics to customers such as lululemon athletica and Nike.

www.RSinvestments.com	9

RS EMERGING MARKETS FUND

Outlook

Looking forward, we believe that the emerging market environment will continue to face challenges with respect to the rising US dollar, pressures on global commodities, China worries, and fears of a bubble burst within the emerging markets bond universe. Nonetheless, we are encouraged by the environment for bottom-up stock selection on the heels of declining stock correlations within the Index, as well as differentiation in country performance. While valuations are historically attractive across emerging markets equities, we believe that investors will likely have to stomach considerable volatility in the near term. Over the long term, we remain confident that markets will continue to reward companies with positive earnings revisions, improving business momentum, superior earnings growth, and attractive valuation.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

10	www.RSinvestments.com

RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $502,513,934

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.27%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.26%
Sansiri PCL	Thailand	3.28%
China Construction Bank Corp., H shares	People’s Republic of China	2.64%
Hyundai Motor Co.	South Korea	2.07%
Sasol Ltd.	South Africa	1.58%
Petroleo Brasileiro S.A., ADR	Brazil	1.55%
Tenaga Nasional Bhd	Malaysia	1.55%
Malayan Banking Bhd	Malaysia	1.49%
China Unicom Ltd.	People’s Republic of China	1.45%
Total		24.14%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	11

RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-14.76%	-7.49%	-1.13%	-2.52%	13.32%	7.61%
with maximum sales charge	-18.81%	-11.88%	-2.72%	-3.47%	12.77%	7.29%
Class C Shares (8/7/00)
without sales charge	-15.06%	-8.23%	-1.87%	-3.26%	12.40%	8.26%
with sales charge	-15.76%	-8.99%	-1.87%	-3.26%	12.40%	8.26%
Class K Shares (5/15/01)	-14.88%	-7.81%	-1.47%	-2.86%	12.92%	11.25%
Class Y Shares (3/10/09)	-14.70%	-7.32%	-0.91%	—	—	16.94%
MSCI Emerging Markets Index[1]	-9.40%	3.23%	3.72%	-0.11%	14.02%	6.51%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class C shares and Class K shares and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2013: $32,192 (Class C), $33,716 (Class K) and $19,618 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

12	www.RSinvestments.com

RS GLOBAL FUND

Investment Style:

Global

RS Global Fund Commentary

Effective July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok. Ms. Kok is supported by additional investment professionals at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective July 1, 2013, RS Global Growth Fund was renamed “RS Global Fund.”

Highlights

•

The global financial markets, as defined by the MSCI All Country World Index (Gross)[1] (the “Index”), rose strongly during the first half of 2013. The markets received a stimulus in January 2013 when the Bank of Japan, in an attempt to boost activity and meet a newly adopted 2.0% inflation target, unveiled plans for open-ended quantitative easing starting in 2014. Volatility increased during the second quarter, however, with speculation from the US Federal Reserve that it might start to wind down the US $85 billion per month asset purchase program on the back of an improving macroeconomic outlook.

•

RS Global Fund (Class A Shares) (the “Fund”) returned 8.67%, outperforming the Index, which returned 6.38%. The consumer discretionary and materials sectors proved to be the strongest sectors contributing to performance. The consumer staples sector proved to be the weakest.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process.

Market Overview

In our view, advances have been made in the wider economy, which have been reflected in international equity markets. In Europe, we believe that the imperative of fiscal constraint has softened. French President François Hollande’s rallying cry a year ago that “austerity need not be Europe’s fate” has now been adopted more widely across European markets. At the end of May 2013, the European Commission gave France, Spain, and the Netherlands more time to rein in their fiscal deficits to the mandated level of 3%.

Performance Update

The Fund (Class A Shares) returned 8.67% for the six months ended June 30, 2013, outperforming the Index, which returned 6.38%. As of July 1, 2013, the Fund is managed by a new investment team led by U-Wen Kok.

www.RSinvestments.com	13

RS GLOBAL FUND

Portfolio Review

The Fund’s relative performance benefitted from both stock selection and asset allocation, with the consumer discretionary and the materials sectors contributing the most to performance. Among the top performers were Tesla Motors (electric vehicles) and Ryanair (budget airline). Tesla was purchased for the Fund’s portfolio in February 2013. Since then, the company has released positive quarterly results, making its first profit, and lifting its sales guidance. Together with positive reviews of the new Model S sedan, sentiment improved in the market and prices rose sharply as heavy short positions in the stock had to close out, contributing to strong short-term performance. We believe that Tesla’s high performing vehicles and growing network of fast, free, charging stations make this company a credible competitor to an industry that is wedded to the internal combustion engine. We view Tesla’s long-term ambitions—to take a significant share of the car market—positively.

Ryanair, another contributor to the Fund’s performance, is the biggest airline in Europe by number of international passengers, and it continued to take market share from its competitors, which are burdened with a high cost base.

Amongst the largest detractors from the Fund’s performance were Clicks (South African pharmaceutical retailer chain) and Samsung (consumer electronics company). Clicks’ stock price declined due, we believe, to concerns over industry margin pressure and an increase in the level of competitiveness among participants as new entrants adopted aggressive pricing. We, however, remain confident that Clicks, in addition to rolling out new stores (thus increasing market share in a very fragmented space), will use its position as a third party distributor to increase the chain’s access to the high-growth area of public medicine, and for these reasons we have held on to our position. Samsung declined due to fears that the company would not be able to maintain the rapid growth it has enjoyed in the smartphone market in recent years.

Outlook

We believe that global financial markets will continue to oscillate as the world slowly emerges from the clutches of the credit crisis. Fears over a tapering of US quantitative easing have depressed investor sentiment. While we believe that such fears will continue to dominate media headlines, we also believe that fundamentals are improving and that there are opportunities for buying growth companies.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

14	www.RSinvestments.com

RS GLOBAL FUND

Characteristics (unaudited)

Total Net Assets: $30,215,465

Sector Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Prudential PLC	United Kingdom	2.90%
Svenska Handelsbanken AB, Class A	Sweden	2.76%
Amazon.com, Inc.	United States	2.39%
Omnicom Group, Inc.	United States	2.32%
Naspers Ltd., N shares	South Africa	2.29%
Roche Holding AG	Switzerland	2.27%
eBay, Inc.	United States	2.16%
Ryanair Holdings PLC, ADR	Ireland	1.99%
MasterCard, Inc., Class A	United States	1.90%
Nestle S.A. (Reg S)	Switzerland	1.89%
Total		22.87%

1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	15

RS GLOBAL FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	8.67%	21.53%	5.72%
with maximum sales charge	3.53%	15.78%	3.32%
Class C Shares (5/16/11)
without sales charge	8.24%	20.89%	4.97%
with sales charge	7.24%	19.89%	4.97%
Class K Shares (5/16/11)	8.41%	21.24%	5.38%
Class Y Shares (5/16/11)	8.86%	22.13%	6.12%
MSCI All Country World Index[1]	6.38%	17.21%	4.76%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Fund and in the MSCI All Country World Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2013: $11,085 (Class C), $11,179 (Class K) and $11,346 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

16	www.RSinvestments.com

RS CHINA FUND

RS China Fund Commentary

Effective March 1, 2013, Michael Reynal became portfolio manager of RS China Fund. Mr. Reynal is supported by the Emerging Markets Team at RS Investment Management Co. LLC, the Fund’s investment adviser. Effective May 1, 2013, RS Greater China Fund was renamed “RS China Fund.”

Highlights

•

Chinese markets, as represented by the MSCI China Index (Gross)[1] (the “Index”), declined in the first half of 2013, amid growing concerns over tighter liquidity conditions and prospects for slowing economic growth in China.

•

RS China Fund (Class A Shares) (the “Fund”) returned -4.30% in the first half of 2013, outperforming the Index, which returned -10.78%. Stock selection in the consumer discretionary sector and the Fund’s overweighting in the information technology sector were the largest positive contributors to performance relative to the Index. Stock selection in the industrials sector was a significant detractor from relative performance, as were the Fund’s underweight positions in the more defensive utilities and consumer staples sectors, which both outperformed the Index.

•

The Fund seeks long-term capital appreciation. The Fund’s investment team employs both fundamental analysis and quantitative screening in seeking to identify Chinese companies that the investment team believes can sustain above-average earnings growth, with valuation serving as an integral part of the process.

Market Overview

Concerns over prospects for tighter liquidity conditions, rising interest rates, and slowing economic growth created a challenging environment for Chinese equities in the first half of 2013, contributing to a sharp decline in the Index. Early in the year, the Chinese government responded to the rapid expansion of higher risk–profile, non-bank financing by issuing new restrictions on wealth management products (WMPs), retail investments that offer higher yields than bank deposits. In our view, these restrictions have curtailed non-traditional forms of lending and reduced liquidity, putting upward pressure on Chinese interest rates and economic growth over the near term. In May 2013, the International Monetary Fund revised its 2013 GDP growth forecast for China from 8% down to 7.75%.

Adding to the downward pressure on Chinese equity markets was the prospect for tightening monetary policy in the US. In May 2013, the US Federal Reserve signaled it would scale back its accommodative policy of bond purchases if the US economy continued to strengthen. The prospect of higher US interest rates and a stronger dollar was seen as an additional headwind for Chinese economic growth and share price

www.RSinvestments.com	17

Investment Style:

China

RS CHINA FUND

performance, and contributed to a sharp sell-off of Chinese equity securities, as represented in the Index, in the final weeks of the period. Against this backdrop, the more economically sensitive energy and materials sectors were the weakest performing areas of the Index. Defensive sectors such as utilities and consumer staples delivered positive returns, outperforming the Index as a whole. Performance by information technology shares was also positive.

Performance Update

The Fund (Class A Shares) returned -4.30% for the six months ended June 30, 2013, outperforming the Index, which returned -10.78%. As of March 1, 2013, the Fund is managed by a new investment team led by Michael Reynal.

Portfolio Review

In a difficult six-month period for the Chinese equity market, the Fund’s relative performance was aided by both its overweighting and stock selection in the information technology sector, where the strongest positive contributors included Taiwan Semiconductor Manufacturing Co. Ltd. and Kingsoft Corp. Ltd. Taiwan Semiconductor is a Taiwanese foundry company that continued to report solid earnings growth from its manufacturing of computer chips and other technology products on a contractual basis for smartphone and computer companies. The Fund sold its position in Taiwan Semiconductor during the reporting period. Kingsoft is a Chinese holding company with interests in the security and enterprise software markets, as well as online and mobile device-based gaming development. The Fund’s overweighting in the information technology area reflects our view that the broader adoption of new technology services will create expanded growth opportunities for IT companies such as Taiwan Semiconductor and Kingsoft.

Consumer staples holding Prince Frog International Holdings Ltd., a manufacturer and distributor of skin care, body and hair care, oral care, and diaper products, was also beneficial to relative performance.

On a negative note, the Fund’s relative performance was dampened by an investment in Honghua Group Ltd., a company that designs and manufactures oil drilling rigs. Nonetheless, the Fund’s underweighting and overall stock selection in the energy sector contributed positively to relative performance amid a widespread sell-off in commodities-related shares.

The Fund’s relative performance was also hurt by several investments in Chinese banks, notably China Minsheng Banking Corp. and China Construction Bank Corp.

18	www.RSinvestments.com

RS CHINA FUND

Outlook

Looking ahead, we caution that Chinese government efforts to rein in liquidity and regulate WMPs could pose a risk for the pace of near-term economic growth in China. At the same time, we believe these measures could ultimately support more balanced and sustainable economic growth in China, as well as improved asset price stability over the longer term. Nonetheless, in light of the near-term uncertain outlook for China, our focus will remain on sectors of the Chinese economy, including information technology and consumer discretionary, that, in our view, have the potential to deliver superior long-term earnings growth. We will continue to emphasize companies that we believe are capable of growing at a faster pace than the overall economy due to their durable competitive positions, strong management teams, and solid financial fundamentals.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2013.

www.RSinvestments.com	19

RS CHINA FUND

Characteristics (unaudited)

Total Net Assets: $22,667,152

Sector Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
China Construction Bank Corp., H shares	People’s Republic of China	9.43%
Tencent Holdings Ltd.	People’s Republic of China	7.48%
China Mobile Ltd.	People’s Republic of China	4.95%
China Petroleum & Chemical Corp., H shares	People’s Republic of China	4.11%
CNOOC Ltd.	People’s Republic of China	4.05%
Industrial & Commercial Bank of China Ltd., H shares	People’s Republic of China	3.73%
Bank of China Ltd., H shares	People’s Republic of China	3.08%
China Overseas Land & Investment Ltd.	People’s Republic of China	2.97%
PetroChina Co. Ltd., H shares	People’s Republic of China	2.92%
China Pacific Insurance (Group) Co. Ltd., H shares	People’s Republic of China	2.55%
Total		45.27%

1	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. Effective May 1, 2013, RS Greater China Fund was renamed “RS China Fund” and, in connection with this change, the Fund’s index was changed from the MSCI Golden Dragon Index to the MSCI China Index, which is a more appropriate comparative, broad-based market index for the Fund.
2	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

20	www.RSinvestments.com

RS CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (5/16/11)
without sales charge	-4.30%	5.72%	-5.79%
with maximum sales charge	-8.83%	0.72%	-7.93%
Class C Shares (5/16/11)
without sales charge	-4.64%	5.25%	-6.54%
with sales charge	-5.59%	4.25%	-6.54%
Class K Shares (5/16/11)	-4.53%	5.45%	-6.20%
Class Y Shares (5/16/11)	-4.19%	6.04%	-5.49%
MSCI China (Gross Return)[1]	-10.78%	5.47%	-5.54%
MSCI Golden Dragon Index[2]	-5.17%	10.96%	-2.76%

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS China Fund, the MSCI China Index, and the MSCI Golden Dragon Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares and Class Y shares would have the following values as of June 30, 2013: $8,662 (Class C), $8,728 (Class K) and $8,870 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	21

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2013. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our website: www.RSinvestments.com.

22	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	23

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period* 1/1/13-6/30/13	Expense Ratio During Period 1/1/13-6/30/13
RS International Fund	Class A	$1,000.00	$980.20	$6.87	1.40%
	Class C	$1,000.00	$976.10	$11.61	2.37%
	Class K	$1,000.00	$978.70	$8.88	1.81%
	Class Y	$1,000.00	$976.20	$5.10	1.04%
RS Emerging Markets Fund	Class A	$1,000.00	$852.40	$7.58	1.65%
	Class C	$1,000.00	$849.40	$11.14	2.43%
	Class K	$1,000.00	$851.20	$8.95	1.95%
	Class Y	$1,000.00	$853.00	$6.85	1.49%
RS Global Fund	Class A	$1,000.00	$1,086.70	$7.24	1.40%
	Class C	$1,000.00	$1,082.40	$11.10	2.15%
	Class K	$1,000.00	$1,084.10	$9.25	1.79%
	Class Y	$1,000.00	$1,088.60	$5.49	1.06%
RS China Fund	Class A	$1,000.00	$957.00	$8.49	1.75%
	Class C	$1,000.00	$953.60	$12.16	2.51%
	Class K	$1,000.00	$954.70	$10.37	2.14%
	Class Y	$1,000.00	$958.10	$6.85	1.41%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Fund	Class A	$1,000.00	$1,017.85	$7.00	1.40%
	Class C	$1,000.00	$1,013.04	$11.83	2.37%
	Class K	$1,000.00	$1,015.82	$9.05	1.81%
	Class Y	$1,000.00	$1,019.64	$5.21	1.04%
RS Emerging Markets Fund	Class A	$1,000.00	$1,016.61	$8.25	1.65%
	Class C	$1,000.00	$1,012.74	$12.13	2.43%
	Class K	$1,000.00	$1,015.12	$9.74	1.95%
	Class Y	$1,000.00	$1,017.41	$7.45	1.49%
RS Global Fund	Class A	$1,000.00	$1,017.85	$7.00	1.40%
	Class C	$1,000.00	$1,014.13	$10.74	2.15%
	Class K	$1,000.00	$1,015.92	$8.95	1.79%
	Class Y	$1,000.00	$1,019.54	$5.31	1.06%
RS China Fund	Class A	$1,000.00	$1,016.12	$8.75	1.75%
	Class C	$1,000.00	$1,012.35	$12.52	2.51%
	Class K	$1,000.00	$1,014.18	$10.69	2.14%
	Class Y	$1,000.00	$1,017.80	$7.05	1.41%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2013

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 95.9%
Australia – 3.7%
Brambles Ltd.	73,203	$623,551
Cochlear Ltd.	4,844	271,864
Fortescue Metals Group Ltd.	202,380	557,120
James Hardie Industries PLC	37,464	321,700
Woodside Petroleum Ltd.	14,952	476,190

		2,250,425
Brazil – 1.5%
BM&F BOVESPA S.A.	74,100	410,458
MercadoLibre, Inc.	4,500	484,920

		895,378
Chile – 0.4%
Sociedad Quimica y Minera de Chile S.A., ADR	5,400	218,160

		218,160
Denmark – 3.5%
Novo Nordisk A/S, Class B	9,733	1,513,115
Novozymes A/S, B Shares	19,334	619,272

		2,132,387
France – 7.3%
Essilor International S.A.	9,500	1,012,109
Kering	7,812	1,589,641
L’Oreal S.A.	11,327	1,861,982

		4,463,732
Germany – 2.6%
Aixtron SE(1)	24,816	416,349
HeidelbergCement AG	6,828	457,482
SMA Solar Technology AG	5,585	165,968
Volkswagen AG	2,829	550,028

		1,589,827
Hong Kong – 3.4%
AIA Group Ltd.	361,600	1,523,420
Hong Kong Exchanges & Clearing Ltd.	35,100	527,180

		2,050,600
India – 0.5%
Housing Development Finance Corp. Ltd.	21,800	316,536

		316,536
Italy – 3.9%
Fiat SpA(1)	180,122	1,256,175
UniCredit SpA	233,970	1,093,783

		2,349,958

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

June 30, 2013 (unaudited)	Shares	Value
Japan – 9.0%
Gree, Inc.(1)	42,500	$377,092
Kyocera Corp.	3,600	366,285
Rakuten, Inc.	146,700	1,734,725
Sanrio Co. Ltd.	7,600	352,547
SMC Corp.	5,600	1,122,663
Softbank Corp.	24,000	1,397,039
Yamada Denki Co. Ltd.	3,840	155,479

		5,505,830
Luxembourg – 0.1%
Reinet Investments SCA(1)	1,517	27,072

		27,072
Netherlands – 1.0%
ASML Holding NV	3,862	304,869
Gemalto NV	3,454	312,735

		617,604
Norway – 0.8%
Schibsted ASA	11,818	511,875

		511,875
People’s Republic of China – 9.4%
Baidu, Inc., ADR(1)	27,062	2,558,171
CNOOC Ltd.	141,000	236,163
New Oriental Education & Technology Group, ADR	17,000	376,550
Tencent Holdings Ltd.	58,000	2,264,738
Youku Tudou, Inc., ADR(1)	14,789	283,801

		5,719,423
Peru – 1.0%
Credicorp Ltd.	4,864	622,397

		622,397
Portugal – 1.1%
Jeronimo Martins, SGPS, S.A.	30,149	635,436

		635,436
Russia – 0.4%
Mail.ru Group Ltd., GDR	8,973	257,166

		257,166
Singapore – 0.6%
Singapore Exchange Ltd.	66,000	364,808

		364,808
South Korea – 3.0%
Celltrion, Inc.	8,033	292,253
NHN Corp.	2,793	709,102
Samsung Electronics Co. Ltd.	705	824,021

		1,825,376

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

June 30, 2013 (unaudited)	Shares	Value
Spain – 6.3%
Banco Popular Espanol SA(1)	168,338	$515,343
Banco Santander S.A.	142,956	914,810
Distribuidora Internacional de Alimentacion S.A.	59,186	447,107
Industria de Diseno Textil S.A.	16,087	1,984,255

		3,861,515
Sweden – 9.0%
Alfa Laval AB	38,788	792,257
Atlas Copco AB, Class B	94,935	2,031,678
Elekta AB, Class B	25,996	395,102
Investment AB Kinnevik	12,861	329,719
Sandvik AB	54,778	654,231
Svenska Handelsbanken AB, Class A	32,190	1,289,674

		5,492,661
Switzerland – 8.5%
ABB Ltd. (Reg S)(1)	35,096	760,248
Compagnie Financiere Richemont S.A., Class A	19,135	1,687,481
Geberit AG	3,520	871,987
Syngenta AG (Reg S)	3,964	1,545,797
The Swatch Group AG	578	315,726

		5,181,239
Taiwan – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	23,907	437,976

		437,976
Turkey – 1.2%
BIM Birlesik Magazalar A.S.	13,076	283,614
Turkiye Garanti Bankasi A.S.	104,720	456,473

		740,087
United Kingdom – 17.0%
Aggreko PLC	29,334	733,188
ARM Holdings PLC	132,000	1,596,814
ASOS PLC(1)	4,758	292,001
BG Group PLC	33,227	564,661
British American Tobacco PLC	19,953	1,023,380
Meggitt PLC	133,829	1,054,396
Prudential PLC	131,244	2,142,266
Rolls-Royce Holdings PLC(1)	91,876	1,581,956
Standard Chartered PLC	63,118	1,370,315

		10,358,977
Total Common Stocks (Cost $58,836,872)		58,426,445

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL FUND

June 30, 2013 (unaudited)	Shares	Value
Preferred Stocks – 1.6%
Brazil – 0.7%
Itau Unibanco Holding S.A., ADR	33,054	$427,058

		427,058
Germany – 0.9%
Porsche Automobil Holding SE	7,528	581,332

		581,332
Total Preferred Stocks (Cost $995,978)		1,008,390

	Rights	Value
Rights – 0.1%
France – 0.1%
Groupe Fnac (expires 5/16/15)(1)	22,220	57,932

		57,932
Total Rights (Cost $74,051)		57,932

	Principal Amount	Value
Repurchase Agreements – 45.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $27,943,023, due 7/1/2013(2)	$27,943,000	27,943,000
Total Repurchase Agreements (Cost $27,943,000)		27,943,000
Total Investments - 143.5% (Cost $87,849,901)		87,435,767
Other Liabilities, Net - (43.5)%		(26,517,564)
Total Net Assets - 100.0%		$60,918,203

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.625%	5/31/2017	$28,503,645

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL FUND

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$6,366,498	$52,059,947	*	$—	$58,426,445

Preferred Stocks	427,058	581,332	*	—	1,008,390

Rights	57,932	—		—	57,932

Repurchase Agreements	—	27,943,000		—	27,943,000

Total	$6,851,488	$80,584,279		$—	$87,435,767

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 94.5%
Brazil – 6.1%
BB Seguridade Participacoes S.A.(1)(2)	221,809	$1,749,541
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	73,809	3,355,357
Cosan S.A. Industria e Comercio	74,517	1,444,688
Fibria Celulose S.A.(2)	247,175	2,741,650
Grendene S.A.	168,190	1,527,116
Grupo BTG Pactual	245,556	3,009,818
Kroton Educacional S.A.	268,029	3,711,697
Mills Estruturas e Servicos de Engenharia S.A.	208,705	2,825,634
Petroleo Brasileiro S.A., ADR	581,716	7,806,629
Sao Martinho S.A.	235,108	2,712,116

		30,884,246
Colombia – 0.4%
Pacific Rubiales Energy Corp.	123,976	2,206,386

		2,206,386
Egypt – 0.5%
Orascom Telecom Holding SAE, GDR (Reg S)(2)	955,057	2,683,710

		2,683,710
Hong Kong – 2.8%
AAC Technologies Holdings, Inc.	698,131	3,898,957
Man Wah Holdings Ltd.	2,186,638	2,722,738
Melco International Development Ltd.	1,784,850	3,358,122
Xinyi Glass Holdings Ltd.	5,017,342	3,880,150

		13,859,967
India – 6.3%
Emami Ltd.	367,590	2,937,556
Emami Ltd.(2)	256,362	2,048,685
HCL Technologies Ltd.	367,738	4,768,568
ICICI Bank Ltd., ADR	128,823	4,927,480
Indiabulls Housing Finance Ltd.(2)(3)(4)	640,959	2,926,338
Infrastructure Development Finance Co. Ltd.	1,296,669	2,777,322
Oil & Natural Gas Corp. Ltd.	361,676	2,015,161
Sterlite Industries India Ltd., ADR	305,455	1,783,857
Union Bank of India Ltd.	1,272,780	3,966,046
United Phosphorus Ltd.	1,528,874	3,499,800

		31,650,813
Indonesia – 1.4%
PT Bank Negara Indonesia (Persero) Tbk	4,509,623	1,941,006
PT Telekomunikasi Indonesia (Persero) Tbk	4,423,340	4,926,089

		6,867,095

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2013 (unaudited)	Shares	Value
Liberia – 0.5%
African Petroleum Corp. Ltd.(2)	16,611,907	$2,278,863

		2,278,863
Malaysia – 5.9%
Astro Malaysia Holdings Bhd	4,695,209	4,490,908
IJM Corp. Bhd	2,507,057	4,477,588
Malayan Banking Bhd	2,284,019	7,493,487
Sapurakencana Petroleum Bhd(2)	4,020,698	5,187,428
Tenaga Nasional Bhd	2,965,581	7,781,476

		29,430,887
Mexico – 5.1%
Alsea S.A.B. de C.V.(2)	949,624	2,251,404
America Movil S.A.B. de C.V., ADR, Series L	127,537	2,773,930
Cemex S.A.B. de C.V.(2)	5,180,175	5,493,026
Fomento Economico Mexicano S.A.B. de C.V., ADR	50,250	5,185,297
Gruma S.A.B. de C.V., Class B(2)	811,355	3,688,134
Grupo Financiero Banorte S.A.B. de C.V., Class O	239,181	1,428,723
Grupo Mexico S.A.B. de C.V., Series B	869,806	2,517,295
OHL Mexico SAB de C.V.(2)	1,043,281	2,479,890

		25,817,699
People’s Republic of China – 17.0%
Agricultural Bank of China Ltd., H shares	11,809,157	4,827,444
Anhui Conch Cement Co. Ltd., H shares	1,332,409	3,573,505
China Construction Bank Corp., H shares	18,854,503	13,249,404
China Mobile Ltd.	620,255	6,439,751
China Oil & Gas Group Ltd.	12,919,636	2,600,983
China Pacific Insurance (Group) Co. Ltd., H shares	747,300	2,369,150
China Petroleum & Chemical Corp., H shares	9,987,805	6,989,112
China Southern Airlines Co. Ltd., H shares	10,161,107	4,085,920
China Unicom Hong Kong Ltd.	5,539,675	7,303,821
Great Wall Motor Co. Ltd., H shares	1,166,500	4,969,869
Haitong Securities Co. Ltd., H shares(2)	2,259,117	2,715,657
Huaneng Power International, Inc., H shares	4,920,760	4,882,861
Shenzhou International Group Holdings Ltd.	976,409	2,813,281
Shimao Property Holdings Ltd.	2,437,374	4,807,072
Sihuan Pharmaceutical Holdings Group Ltd.	2,256,519	1,474,396
SouFun Holdings Ltd., ADR	82,530	2,048,395
Sunac China Holdings Ltd.	7,224,567	4,747,357
Tencent Holdings Ltd.	145,564	5,683,868

		85,581,846
Peru – 0.6%
Credicorp Ltd.	23,311	2,982,876

		2,982,876

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2013 (unaudited)	Shares	Value
Philippines – 1.5%
Alliance Global Group, Inc.	5,793,785	$3,114,845
Megaworld Corp.	24,773,294	1,883,784
Philippine Long Distance Telephone Co.	37,277	2,531,648

		7,530,277
Poland – 1.1%
Polskie Gornictwo Naftowe i Gazownictwo S.A.(2)	1,588,009	2,774,273
Powszechna Kasa Oszczednosci Bank Polski S.A.	262,270	2,809,513

		5,583,786
Russia – 5.9%
Aeroflot–Russian Airlines OJSC(3)	1,616,932	2,788,983
Eurasia Drilling Co. Ltd, GDR (Reg S)	85,364	3,186,638
Gazprom OAO, ADR	366,759	2,409,607
Lukoil OAO, ADR	91,921	5,299,246
Magnit OJSC(3)	8,115	1,865,074
Magnit OJSC, GDR, (Reg S)(2)	37,007	2,116,800
Mobile TeleSystems, ADR	265,188	5,022,661
Phosagro OAO, GDR, (Reg S)(1)(3)	71,066	859,898
Phosagro OAO, GDR, (Reg S)	198,474	2,401,535
Sberbank of Russia, ADR	340,977	3,868,900

		29,819,342
Singapore – 0.8%
Thai Beverage PCL	8,434,318	3,921,449

		3,921,449
South Africa – 4.9%
Imperial Holdings Ltd.	128,340	2,724,418
Mediclinic International Ltd.	239,604	1,661,652
MMI Holdings Ltd.	2,428,951	5,438,594
Mondi PLC	336,464	4,189,174
Sasol Ltd.	182,782	7,957,914
Woolworths Holdings Ltd.	383,685	2,500,923

		24,472,675
South Korea – 14.4%
Hanmi Pharm Co. Ltd.(2)	10,567	1,394,149
Hyundai Engineering & Construction Co. Ltd.	85,117	4,139,135
Hyundai Motor Co.	52,913	10,377,859
KB Financial Group, Inc.	98,412	2,918,669
Kolao Holdings	104,967	2,692,423
Korea Electric Power Corp.(2)	151,620	3,487,414
LG Chem Ltd.	15,157	3,337,831
POSCO, ADR	27,828	1,811,046
Samsung Electronics Co. Ltd.	18,349	21,446,747

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2013 (unaudited)	Shares	Value
South Korea (continued)
Samsung Heavy Industries Co. Ltd.	187,757	$5,842,368
SK Hynix, Inc.(2)	192,428	5,223,005
SK Telecom Co. Ltd., ADR	205,725	4,182,389
Sung Kwang Bend Co. Ltd.	247,946	5,668,573

		72,521,608
Taiwan – 10.7%
Advantech Co. Ltd.	1,320,915	6,265,017
Chailease Holding Co. Ltd.	992,312	2,322,535
Eclat Textile Co. Ltd.	343,225	2,519,241
Elan Microelectronics Corp.	1,170,812	2,609,347
Everlight Electronics Co. Ltd.	1,725,554	2,815,390
Huaku Development Co. Ltd.	1,411,000	4,057,375
Novatek Microelectronics Corp.	1,262,844	6,084,218
SinoPac Financial Holdings Co. Ltd.	12,135,747	5,739,257
Taiwan Semiconductor Manufacturing Co. Ltd.	5,909,787	21,393,985

		53,806,365
Thailand – 6.0%
Kiatnakin Bank PCL	2,806,396	4,765,226
Krung Thai Bank PCL	5,945,077	3,863,515
PTT Global Chemical PCL	2,238,128	4,941,443
Sansiri PCL	165,149,076	16,490,318

		30,060,502
Turkey – 1.4%
Akfen Holding A.S.	835,240	2,003,026
Ulker Biskuvi Sanayi A.S.	371,498	2,694,075
Yapi ve Kredi Bankasi A.S.	1,059,404	2,408,424

		7,105,525
United Arab Emirates – 1.2%
Emaar Properties PJSC	2,069,067	2,939,119
First Gulf Bank PJSC	706,783	3,074,904

		6,014,023
Total Common Stocks (Cost $503,969,317)		475,079,940

	Shares	Value
Exchange-Traded Funds – 0.5%
United States – 0.5%
iShares MSCI Emerging Markets Index	67,742	2,612,809

		2,612,809
Total Exchange-Traded Funds (Cost $2,874,463)		2,612,809

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2013 (unaudited)	Shares	Value
Preferred Stocks – 3.2%
Brazil – 3.2%
Banco Bradesco S.A.	338,169	$4,364,742
Comp. Lorenz S.A.(2)(3)(4)	4,700,000	—
Itau Unibanco Holding S.A.	519,060	6,692,521
Vale S.A.	407,308	4,937,675

		15,994,938
Total Preferred Stocks (Cost $19,631,372)		15,994,938

	Principal Amount	Value
Repurchase Agreements – 0.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $4,234,004, due 7/1/2013(5)	$4,234,000	4,234,000
Total Repurchase Agreements (Cost $4,234,000)		4,234,000
Total Investments - 99.1% (Cost $530,709,152)		497,921,687
Other Assets, Net - 0.9%		4,592,247
Total Net Assets - 100.0%		$502,513,934

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $2,609,439, representing 0.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Non-income producing security.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Indiabulls Housing Finance Ltd.	640,959	$3,106,593	$2,926,338	3/8/2013	0.58%

Comp. Lorenz S.A.	4,700,000	179,645	—	6/27/1997	0.00%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.50%	8/15/2039	$4,321,358

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks
Other	$104,092,119	$368,061,483	*	$—	$472,153,602
Indiabulls Financial Services Ltd.	—	—		2,926,338	2,926,338

Exchange-Traded Funds	2,612,809	—		—	2,612,809

Preferred Stocks	15,994,938	—		—	15,994,938

Repurchase Agreements	—	4,234,000		—	4,234,000

Total	$122,699,866	$372,295,483		$2,926,338	$497,921,687

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities

Balance as of 12/31/2012	$—

Change in unrealized appreciation/depreciation	—

Net realized gain/loss	—

Purchases	—

Sales	—

Transfers into/out of Level 3	2,926,338

Balance as of 6/30/2013	$2,926,338

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 97.5%
Australia – 1.1%
Brambles Ltd.	39,015	$332,334

		332,334
Brazil – 1.6%
Arcos Dorados Holdings, Inc., Class A	11,356	132,638
BM&F BOVESPA S.A.	46,200	255,913
OdontoPrev S.A.	20,500	84,523

		473,074
Canada – 0.5%
Ritchie Bros. Auctioneers, Inc.	8,137	156,393

		156,393
Denmark – 1.5%
Carlsberg A/S, Class B	3,673	328,425
Jyske Bank A/S(1)	3,635	136,727

		465,152
Germany – 0.7%
Deutsche Boerse AG	3,185	209,440

		209,440
India – 0.4%
ICICI Bank Ltd., ADR	3,400	130,050

		130,050
Indonesia – 0.3%
PT Bank Negara Indonesia (Persero) Tbk	239,500	103,084

		103,084
Ireland – 2.3%
CRH PLC	5,186	105,230
Ryanair Holdings PLC, ADR	11,659	600,788

		706,018
Japan – 5.7%
INPEX Corp.	57	236,904
NAMCO BANDAI Holdings, Inc.	12,700	205,835
Olympus Corp.(1)	7,200	218,789
Rohm Co. Ltd.	3,500	142,140
SMC Corp.	1,300	260,618
THK Co. Ltd.	7,700	161,569
Tokyo Electron Ltd.	3,100	156,734
Yamaha Motor Co. Ltd.	25,400	328,980

		1,711,569
Mexico – 0.7%
America Movil S.A.B. de C.V., ADR, Series L	9,900	215,325

		215,325

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

June 30, 2013 (unaudited)	Shares	Value
Netherlands – 0.5%
QIAGEN N.V.(1)	7,200	$143,352

		143,352
Norway – 0.9%
Norsk Hydro ASA	27,518	110,346
Schibsted ASA	3,632	157,313

		267,659
People’s Republic of China – 5.2%
Baidu, Inc., ADR(1)	2,500	236,325
China Mobile Ltd.	22,500	233,604
China Resources Enterprise Ltd.	102,000	317,964
Mindray Medical International Ltd., ADR	11,217	420,077
Shandong Weigao Group Medical Polymer Co. Ltd., H shares	172,000	186,949
Tsingtao Brewery Co. Ltd., H shares	26,000	185,605

		1,580,524
Russia – 0.4%
Sberbank of Russia, ADR	11,312	128,352

		128,352
Singapore – 1.0%
Jardine Matheson Holdings Ltd.	4,800	289,690

		289,690
South Africa – 3.1%
Clicks Group Ltd.	40,854	229,093
Naspers Ltd., N shares	9,379	692,280

		921,373
South Korea – 1.4%
Samsung Electronics Co. Ltd., GDR (Reg S)	750	435,860

		435,860
Sweden – 5.6%
Atlas Copco AB, Class B	17,411	372,608
Investor AB, Class B	9,717	260,812
Svenska Handelsbanken AB, Class A	20,809	833,701
Volvo AB, B shares	17,813	237,705

		1,704,826
Switzerland – 8.5%
Coca-Cola HBC AG, ADR	20,677	483,428
Compagnie Financiere Richemont S.A., Class A	4,518	398,434
Nestle S.A. (Reg S)	8,698	570,766
Roche Holding AG	2,761	685,272
Schindler Holding AG	3,028	421,311

		2,559,211

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

June 30, 2013 (unaudited)	Shares	Value
Taiwan – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,000	$458,000

		458,000
Turkey – 1.2%
BIM Birlesik Magazalar A.S., GDR(2)(3)	4,471	193,949
Turkiye Garanti Bankasi A.S., ADR(3)	38,147	164,375

		358,324
Turkmenistan – 0.4%
Dragon Oil PLC	14,147	123,097

		123,097
United Kingdom – 9.5%
Aggreko PLC	4,843	121,048
British American Tobacco PLC	5,784	296,659
Bunzl PLC	13,000	253,553
Hays PLC	90,421	122,483
Prudential PLC	53,666	875,978
Rolls-Royce Holdings PLC(1)	28,531	491,258
Vodafone Group PLC	90,000	257,911
Wolseley PLC	9,434	435,280

		2,854,170
United States – 43.5%
Altera Corp.	4,986	164,488
Amazon.com, Inc.(1)	2,604	723,105
Bed, Bath & Beyond, Inc.(1)	2,683	190,225
CarMax, Inc.(1)	8,696	401,407
Deere & Co.	2,325	188,906
Dolby Laboratories, Inc., Class A	9,394	314,229
eBay, Inc.(1)	12,612	652,293
EOG Resources, Inc.	2,849	375,156
Facebook, Inc., Class A(1)	5,192	129,073
Fairfax Financial Holdings Ltd.	889	346,799
First Republic Bank	7,524	289,524
FLIR Systems, Inc.	13,374	360,697
Google, Inc., Class A(1)	639	562,556
Harley-Davidson, Inc.	6,474	354,905
Illumina, Inc.(1)	2,429	181,786
Intuitive Surgical, Inc.(1)	225	113,980
Lincoln Electric Holdings, Inc.	2,913	166,828
M&T Bank Corp.	393	43,918
Markel Corp.(1)	895	471,620
MasterCard, Inc., Class A	1,000	574,500
Mohawk Industries, Inc.(1)	2,696	303,273

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL FUND

June 30, 2013 (unaudited)	Shares	Value
United States (continued)
Moody’s Corp.	7,830	$477,082
National Oilwell Varco, Inc.	2,615	180,173
New York Community Bancorp, Inc.	24,430	342,020
Omnicom Group, Inc.	11,147	700,812
PepsiCo, Inc.	5,272	431,197
Praxair, Inc.	2,022	232,854
Royal Caribbean Cruises Ltd.	9,917	330,633
Seattle Genetics, Inc.(1)	5,400	169,884
TD Ameritrade Holding Corp.	15,071	366,075
Teradata Corp.(1)	2,804	140,845
Teradyne, Inc.(1)	8,862	155,705
Tesla Motors, Inc.(1)	1,805	193,911
The Progressive Corp.	6,225	158,239
The Walt Disney Co.	6,509	411,043
TripAdvisor, Inc.(1)	3,832	233,254
Ultra Petroleum Corp.(1)	18,100	358,742
Visa, Inc., Class A	1,884	344,301
Waters Corp.(1)	3,555	355,678
Weight Watchers International, Inc.	2,551	117,346
WellPoint, Inc.	3,081	252,149
Xilinx, Inc.	6,885	272,715

		13,133,926
Total Common Stocks (Cost $24,911,529)		29,460,803

	Shares	Value
Preferred Stocks – 0.4%
Brazil – 0.4%
Petroleo Brasileiro S.A., ADR	8,300	121,678

		121,678
Total Preferred Stocks (Cost $226,750)		121,678

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL FUND

June 30, 2013 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $593,000, due 7/1/2013(4)	$593,000	$593,000
Total Repurchase Agreements (Cost $593,000)		593,000
Total Investments - 99.9% (Cost $25,731,279)		30,175,481
Other Assets, Net - 0.1%		39,984
Total Net Assets - 100.0%		$30,215,465

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2013, the aggregate market value of these securities amounted to $193,949, representing 0.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.625%	5/31/2017	$605,204

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$16,450,738	$13,010,065	*	$—	$29,460,803

Preferred Stocks	121,678	—		—	121,678

Repurchase Agreements	—	593,000		—	593,000

Total	$16,572,416	$13,603,065		$—	$30,175,481

*	Includes certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities with a value of $12,651,741 were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS CHINA FUND

June 30, 2013 (unaudited)	Shares	Value
Common Stocks – 97.5%
Hong Kong – 8.9%
AAC Technologies Holdings, Inc.	43,500	$242,941
AIA Group Ltd.	68,400	288,169
Galaxy Entertainment Group Ltd.(1)	49,000	237,075
Guodian Technology & Environment Group Corp. Ltd., H shares	439	135
Man Wah Holdings Ltd.	256,400	319,262
Melco International Development Ltd.	99,000	186,264
Samsonite International S.A.	60,600	145,703
Techtronic Industries Co. Ltd.	76,500	182,395
Wheelock & Co. Ltd.	48,000	238,874
Xinyi Glass Holdings Ltd.	221,000	170,910

		2,011,728
People’s Republic of China – 84.4%
Agricultural Bank of China Ltd., H shares	1,338,416	547,129
Anhui Conch Cement Co. Ltd., H shares	138,136	370,479
Bank of China Ltd., H shares	1,706,000	698,888
Beijing Jingneng Clean Energy Co. Ltd., H shares	434,292	164,005
China Communications Services Corp. Ltd., H shares	584,000	366,352
China Construction Bank Corp., H shares	3,042,000	2,137,669
China Life Insurance Co. Ltd., H shares	204,000	473,781
China Minsheng Banking Corp. Ltd., H shares	473,500	461,088
China Mobile Ltd.	108,000	1,121,302
China Oil & Gas Group Ltd.	1,415,056	284,879
China Oilfield Services Ltd., H shares	162,000	315,072
China Overseas Land & Investment Ltd.	260,000	673,571
China Pacific Insurance (Group) Co. Ltd., H shares	182,600	578,893
China Petroleum & Chemical Corp., H shares	1,331,200	931,527
China Railway Construction Corp. Ltd., H shares	313,500	271,103
China Southern Airlines Co. Ltd., H shares	563,518	226,598
China Unicom Hong Kong Ltd.	342,000	450,912
CNOOC Ltd.	548,000	917,854
COSCO Pacific Ltd.	200,000	255,473
ENN Energy Holdings Ltd.	68,000	361,044
EVA Precision Industrial Holdings Ltd.	1,180,000	158,933
Great Wall Motor Co. Ltd., H shares	108,000	460,134
Haitong Securities Co. Ltd., H shares(1)	174,400	209,644
Hilong Holding Ltd.	298,000	174,485
Honghua Group Ltd.	569,000	193,978
Huadian Power International Corp. Ltd., H shares	426,000	174,727

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CHINA FUND

June 30, 2013 (unaudited)	Shares	Value
People’s Republic of China (continued)
Huaneng Power Internationa, Inc., H shares	286,000	$283,797
Industrial & Commercial Bank of China Ltd., H shares	1,348,000	844,834
Kingsoft Corp. Ltd.	117,000	192,400
Lee & Man Paper Manufacturing Ltd.	336,000	199,259
PetroChina Co. Ltd., H shares	610,000	661,457
Prince Frog International Holdings Ltd.	465,000	320,112
Shenzhou International Group Holdings Ltd.	104,000	299,650
Shimao Property Holdings Ltd.	222,000	437,836
Sihuan Pharmaceutical Holdings Group Ltd.	413,000	269,852
SinoMedia Holding Ltd.	309,000	271,654
SouFun Holdings Ltd., ADR	9,270	230,081
Sunac China Holdings Ltd.	354,298	232,814
Sunny Optical Technology Group Co. Ltd.	182,000	217,932
Tencent Holdings Ltd.	43,431	1,695,859

		19,137,057
Singapore – 1.0%
Genting Hong Kong Ltd.(1)	511,000	226,781

		226,781
Taiwan – 3.2%
Chailease Holding Co. Ltd.	77,000	180,221
Delta Electronics, Inc.	61,000	277,030
Merida Industry Co. Ltd.	45,000	265,665

		722,916
Total Common Stocks (Cost $23,199,266)		22,098,482

	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/28/2013, maturity value of $185,000, due 7/1/2013(2)	$185,000	185,000
Total Repurchase Agreements (Cost $185,000)		185,000
Total Investments - 98.3% (Cost $23,384,266)		22,283,482
Other Assets, Net - 1.7%		383,670
Total Net Assets - 100.0%		$22,667,152

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS CHINA FUND

(2) The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.625%	5/31/2017	$191,894

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$230,081	$21,868,401	*	$—	$22,098,482

Repurchase Agreements	—	185,000		—	185,000

Total	$230,081	$22,053,401		$—	$22,283,482

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2013 (unaudited)	RS International
Assets
Investments, at value	$59,492,767
Repurchase agreements	27,943,000
Cash and cash equivalents	506
Foreign currency, at value	890,121
Receivable for investments sold	910,815
Dividends/interest receivable	563,614
Receivable for fund shares subscribed	38,876

Total Assets	89,839,699

Liabilities
Payable for investments purchased	25,107,914
Payable for fund shares redeemed	3,359,002
Payable to adviser	117,409
Accrued trustees’ fees	11,411
Accrued foreign capital gains tax	10,998
Payable to distributor	3,343
Accrued expenses/other liabilities	311,419

Total Liabilities	28,921,496

Total Net Assets	$60,918,203

Net Assets Consist of:
Paid-in capital	$(8,884,011)
Accumulated undistributed net investment income/(loss)	882,183
Accumulated net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	69,358,705
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(438,674)

Total Net Assets	$60,918,203

Investments, at Cost	$87,849,901

Foreign Currency, at Cost	$884,705

Pricing of Shares
Net Assets:
Class A	$28,593,225
Class C	2,173,529
Class K	4,112,403
Class Y	26,039,046
Shares of Beneficial Interest Outstanding with No Par Value:
Class A	2,305,343
Class C	212,845
Class K	345,249
Class Y	2,111,838
Net Asset Value Per Share:
Class A	$12.40
Class C	10.21
Class K	11.91
Class Y	12.33
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$13.02

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global	RS China

$493,687,687	$29,582,481	$22,098,482
4,234,000	593,000	185,000
525	754	298
1,890,574	10,111	73,740
12,350,171	49,581	859,097
3,207,808	63,536	344,170
520,475	15,929	—

515,891,240	30,315,392	23,560,787

8,609,265	58,940	872,392
3,411,880	—	—
416,587	12,534	14,223
22,676	405	320
—	—	—
31,130	2,733	2,071
885,768	25,315	4,629

13,377,306	99,927	893,635

$502,513,934	$30,215,465	$22,667,152

$493,072,592	$26,483,208	$26,133,270
(15,972,475)	105,875	304,610
58,217,278	(816,944)	(2,668,662)
(32,803,461)	4,443,326	(1,102,066)

$502,513,934	$30,215,465	$22,667,152

$530,709,152	$25,731,279	$23,384,266

$1,890,574	$10,251	$75,158

$249,668,332	$10,205,855	$8,067,549
34,667,678	4,658,222	3,491,077
27,505,338	4,485,070	3,491,889
190,672,586	10,866,318	7,616,637

14,413,999	915,559	931,001
2,499,462	422,488	404,707
1,664,571	404,856	403,609
10,974,285	972,191	877,567

$17.32	$11.15	$8.67
13.87	11.03	8.63
16.52	11.08	8.65
17.37	11.18	8.68
4.75%	4.75%	4.75%
$18.18	$11.71	$9.10

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2013 (unaudited)	RS International
Investment Income
Dividends	$11,070,665
Interest	—
Withholding taxes on foreign dividends	(806,806)

Total Investment Income	10,263,859

Expenses
Investment advisory fees	2,764,852
Transfer agent fees	479,212
Custodian fees	175,715
Distribution fees	69,914
Administrative service fees	55,578
Professional fees	49,328
Registration fees	28,991
Trustees’ fees	23,724
Shareholder reports	15,442
Insurance expense	10,490
Other expenses	14,313

Total Expenses	3,687,559

Less: Fee waiver by adviser	(683)

Total Expenses, Net	3,686,876

Net Investment Income	6,576,983

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	121,963,421
Net realized loss from foreign currency transactions	(289,744)
Foreign capital gains tax	(60)
Net change in unrealized appreciation/depreciation on investments	(85,101,492)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(14,141)
Net change in accrued foreign capital gains tax	34,737

Net Gain/(Loss) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	36,592,721

Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,169,704

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global	RS China

$8,716,979	$355,855	$562,575
3,030	22	12
(885,915)	(30,506)	(42,199)

7,834,094	325,371	520,388

4,224,307	122,066	131,011
1,039,010	12,172	10,867
455,813	26,947	18,570
804,941	49,433	40,909
70,437	1,835	1,454
65,818	16,558	16,343
45,646	27,192	27,072
34,988	775	615
148,702	1,472	1,676
18,010	374	298
20,766	345	210

6,928,438	259,169	249,025

(53,269)	(39,840)	(33,247)

6,875,169	219,329	215,778

958,925	106,042	304,610

227,203,142	514,577	(878,155)
(2,531,492)	(14,206)	(6,960)
(2,031,471)	—	—
(324,942,502)	1,916,634	(466,930)
(19,762)	(817)	(1,298)
1,140,084	—	—

(101,182,001)	2,416,188	(1,353,343)

$(100,223,076)	$2,522,230	$(1,048,733)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statement of Changes in Net Assets Six-month-ended numbers are unaudited	RS International

	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

Operations
Net investment income	$6,576,983	$6,188,436
Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	121,673,617	2,301,929
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(85,080,896)	104,807,735

Net Increase/(Decrease) in Net Assets Resulting from Operations	43,169,704	113,298,100

Distributions to Shareholders
Net investment income
Class A	(985,619)	(149,214)
Class C	(74,313)	(4,664)
Class K	(133,933)	(7,371)
Class Y	(4,336,869)	(7,367,685)
Net realized gain on investments
Class A	(8,563,143)	—
Class C	(729,486)	—
Class K	(1,223,501)	—
Class Y	(38,495,057)	—

Total Distributions	(54,541,921)	(7,528,934)

Capital Share Transactions
Proceeds from sales of shares	31,133,194	435,450,814
Reinvestment of distributions	45,816,373	3,980,242
Cost of shares redeemed	(913,011,654)	(127,589,839)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(836,062,087)	311,841,217

Net Increase/(Decrease) in Net Assets	(847,434,304)	417,610,383

Net Assets
Beginning of period	908,352,507	490,742,124

End of period	$60,918,203	$908,352,507

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(164,066)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$882,183	$—

Other Information:
Shares
Sold	1,693,430	25,870,852
Reinvested	3,496,035	226,049
Redeemed	(50,573,616)	(7,586,150)

Net Increase/(Decrease)	(45,384,151)	18,510,751

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets		RS Global		RS China

For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12	For the Six Months Ended 6/30/13	For the Year Ended 12/31/12

$958,925	$7,276,793	$106,042	$335,084	$304,610	$173,887

222,640,179	7,985,473	500,371	(1,150,884)	(885,115)	(1,140,193)
(323,822,180)	185,761,137	1,915,817	5,289,763	(468,228)	5,056,116

(100,223,076)	201,023,403	2,522,230	4,473,963	(1,048,733)	4,089,810

—	(1,835,094)	—	(85,449)	—	(68,978)
—	—	—	(20,613)	—	(13,262)
—	—	—	(35,984)	—	(20,426)
—	(3,672,459)	—	(169,415)	—	(88,663)

(44,039,107)	—	—	—	—	—
(7,297,401)	—	—	—	—	—
(4,971,049)	—	—	—	—	—
(33,693,188)	—	—	—	—	—

(90,000,745)	(5,507,553)	—	(311,461)	—	(191,329)

94,045,717	605,028,305	2,697,331	3,593,093	454,807	2,541,181
84,798,091	4,950,432	—	310,487	—	191,199
(884,914,737)	(982,762,562)	(4,568,864)	(4,239,162)	(504,352)	(2,165,908)

(706,070,929)	(372,783,825)	(1,871,533)	(335,582)	(49,545)	566,472

(896,294,750)	(177,267,975)	650,697	3,826,920	(1,098,278)	4,464,953

1,398,808,684	1,576,076,659	29,564,768	25,737,848	23,765,430	19,300,477

$502,513,934	$1,398,808,684	$30,215,465	$29,564,768	$22,667,152	$23,765,430

$—	$(16,931,400)	$—	$—	$—	$—

$(15,972,475)	$—	$105,875	$(167)	$304,610	$—

4,179,605	25,567,399	247,314	370,579	48,989	297,205
4,477,160	210,512	—	30,602	—	21,626
(38,125,365)	(41,945,383)	(416,808)	(446,222)	(56,442)	(265,412)

(29,468,600)	(16,167,472)	(169,494)	(45,041)	(7,453)	53,419

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Fund
Class A
Six Months Ended 6/30/13[1]	$18.08	$0.14	[2]	$(0.20)	$(0.06)	$(0.58)	$(5.04)	$—	$(5.62)
Year Ended 12/31/12	15.44	0.12	[2]	2.60	2.72	(0.08)	—	—	(0.08)
Year Ended 12/31/11	17.79	0.14	[2]	(2.61)	(2.47)	— [3]	—	—	— [3]
Year Ended 12/31/10	15.73	0.07	[2]	2.32	2.39	(0.37)	—	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[2]	3.85	3.94	—	—	—	—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)

Class C
Six Months Ended 6/30/13[1]	$15.85	$0.05	[2]	$(0.13)	$(0.08)	$(0.52)	$(5.04)	$—	$(5.56)
Year Ended 12/31/12	13.61	(0.02)[2]		2.29	2.27	(0.03)	—	—	(0.03)
Year Ended 12/31/11	15.79	0.04	[2]	(2.34)	(2.30)	— [3]	—	—	— [3]
Year Ended 12/31/10	14.03	(0.05)[2]		2.06	2.01	(0.29)	—	—	(0.29)
Year Ended 12/31/09	10.41	—	[2,3]	3.42	3.42	—	—	—	—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)

Class K
Six Months Ended 6/30/13[1]	$17.58	$0.10	[2]	$(0.18)	$(0.08)	$(0.55)	$(5.04)	$—	$(5.59)
Year Ended 12/31/12	15.03	0.06	[2]	2.52	2.58	(0.03)	—	—	(0.03)
Year Ended 12/31/11	17.39	0.10	[2]	(2.58)	(2.48)	— [3]	—	—	— [3]
Year Ended 12/31/10	15.41	—	[2,3]	2.26	2.26	(0.32)	—	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[2]	3.78	3.84	—	—	—	—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)

Class Y
Six Months Ended 6/30/13[1]	$18.04	$0.18	[2]	$(0.28)	$(0.10)	$(0.57)	$(5.04)	$—	$(5.61)
Year Ended 12/31/12	15.42	0.16	[2]	2.61	2.77	(0.15)	—	—	(0.15)
Year Ended 12/31/11	17.76	0.06	[2]	(2.47)	(2.41)	(0.05)	—	—	(0.05)
Year Ended 12/31/10	15.84	(0.04)[2]		2.36	2.32	(0.44)	—	—	(0.44)
Period From 3/10/09[7] to 12/31/09[1]	9.20	(0.26)[2]		6.70	6.44	—	—	—	—

See notes to Financial Highlights on page 59.

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[4]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$12.40	(2.14)%		$28,593	1.40%		1.40%		1.56%		1.56%		8%
—	18.08	17.65%		34,005	1.34%		1.34%		0.73%		0.73%		21%
0.12	15.44	(13.19)%	[6]	29,807	1.40%		1.42%		0.82%		0.80%		15%
0.04	17.79	15.50%	[6]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	15.73	35.72%	[6]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%

$—	$10.21	(2.57)%		$2,174	2.37%		2.37%		0.60%		0.60%		8%
—	15.85	16.69%		2,370	2.20%		2.20%		(0.12)%		(0.12)%		21%
0.12	13.61	(13.78)%	[6]	1,600	2.14%		2.14%		0.26%		0.26%		15%
0.04	15.79	14.61%	[6]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	14.03	34.77%	[6]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%

$—	$11.91	(2.27)%		$4,112	1.81%		1.81%		1.16%		1.16%		8%
—	17.58	17.18%		4,247	1.74%		1.74%		0.38%		0.38%		21%
0.12	15.03	(13.55)%	[6]	4,132	1.78%		1.78%		0.59%		0.59%		15%
0.04	17.39	14.95%	[6]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	15.41	35.53%	[6]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%

$—	$12.33	(2.54)%		$26,039	1.04%		1.04%		1.93%		1.93%		8%
—	18.04	18.00%		867,731	1.02%		1.02%		0.94%		0.94%		21%
0.12	15.42	(12.90)%	[6]	454,722	1.04%		1.04%		0.38%		0.38%		15%
0.04	17.76	14.93%	[6]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%
0.20	15.84	72.17%	[6]	76	3.69%	[8]	3.69%	[8]	(2.21)%	[8]	(2.21)%	[8]	99%

See notes to Financial Highlights on page 59.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Six Months Ended 6/30/13[1]	$23.88	$0.04 [2]	$(3.21)	$(3.17)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	21.13	0.07 [2]	2.73	2.80	(0.05)	—	(0.05)
Year Ended 12/31/11	26.74	0.07 [2]	(5.68)	(5.61)	—	—	—
Year Ended 12/31/10	23.12	(0.01)[2]	4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)[2]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)

Class C
Six Months Ended 6/30/13[1]	$19.90	$(0.01)[2]	$(2.63)	$(2.64)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	17.72	(0.08)[2]	2.26	2.18	—	—	—
Year Ended 12/31/11	22.59	(0.10)[2]	(4.77)	(4.87)	—	—	—
Year Ended 12/31/10	19.63	(0.15)[2]	3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)[2]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)

Class K
Six Months Ended 6/30/13[1]	$22.97	$0.05 [2]	$(3.11)	$(3.06)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	20.36	0.01 [2]	2.60	2.61	—	—	—
Year Ended 12/31/11	25.86	(0.02)[2]	(5.48)	(5.50)	—	—	—
Year Ended 12/31/10	22.41	(0.09)[2]	4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)[2]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)

Class Y
Six Months Ended 6/30/13[1]	$23.92	$0.01 [2]	$(3.17)	$(3.16)	$—	$(3.39)	$(3.39)
Year Ended 12/31/12	21.18	0.15 [2]	2.70	2.85	(0.11)	—	(0.11)
Year Ended 12/31/11	26.75	0.12 [2]	(5.69)	(5.57)	—	—	—
Year Ended 12/31/10	23.13	0.11 [2]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[7] to 12/31/09[1]	10.88	— [2,3]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on page 59.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$17.32	(14.76)%	$249,668	1.65%	1.68%	0.38%	0.35%	130%	[9]
23.88	13.26%	533,677	1.53%	1.53%	0.30%	0.30%	49%
21.13	(20.98)%	919,103	1.49%	1.49%	0.27%	0.27%	44%
26.74	18.15%	1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%

$13.87	(15.06)%	$34,668	2.43%	2.43%	(0.14)%	(0.14)%	130%	[9]
19.90	12.30%	52,280	2.32%	2.32%	(0.42)%	(0.42)%	49%
17.72	(21.56)%	62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
22.59	17.26%	104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%

$16.52	(14.88)%	$27,505	1.95%	1.95%	0.43%	0.43%	130%	[9]
22.97	12.82%	36,130	1.88%	1.88%	0.03%	0.03%	49%
20.36	(21.27)%	36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
25.86	17.71%	46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%

$17.37	(14.70)%	$190,673	1.49%	1.49%	0.10%	0.10%	130%	[9]
23.92	13.47%	776,722	1.31%	1.31%	0.64%	0.64%	49%
21.18	(20.82)%	554,099	1.32%	1.32%	0.49%	0.49%	44%
26.75	18.57%	633,433	1.19%	1.19%	0.47%	0.47%	41%

23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on page 59.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Fund
Class A
Six Months Ended 6/30/13[1]	$10.26	$0.04	[2]	$0.85	$0.89	$—	$—	$—
Year Ended 12/31/12	8.79	0.12	[2]	1.44	1.56	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[1]	10.00	0.02	[2]	(1.23)	(1.21)	—	—	—

Class C
Six Months Ended 6/30/13[1]	$10.19	$—	[2,3]	$0.84	$0.84	$—	$—	$—
Year Ended 12/31/12	8.74	0.06	[2]	1.44	1.50	(0.05)	—	(0.05)
Period From 5/16/11[7] to 12/31/11[1]	10.00	(0.03)[2]		(1.23)	(1.26)	—	—	—

Class K
Six Months Ended 6/30/13[1]	$10.22	$0.02	[2]	$0.84	$0.86	$—	$—	$—
Year Ended 12/31/12	8.76	0.10	[2]	1.45	1.55	(0.09)	—	(0.09)
Period From 5/16/11[7] to 12/31/11[1]	10.00	(0.01)[2]		(1.23)	(1.24)	—	—	—

Class Y
Six Months Ended 6/30/13[1]	$10.27	$0.06	[2]	$0.85	$0.91	$—	$—	$—
Year Ended 12/31/12	8.81	0.15	[2]	1.46	1.61	(0.15)	—	(0.15)
Period From 5/16/11[7] to 12/31/11[1]	10.00	0.03	[2]	(1.22)	(1.19)	—	—	—

RS China Fund
Class A
Six Months Ended 6/30/13[1]	$9.06	$0.12	[2]	$(0.51)	$(0.39)	$—	$—	$—
Year Ended 12/31/12	7.51	0.07	[2]	1.55	1.62	(0.07)	—	(0.07)
Period From 5/16/11[7] to 12/31/11[1]	10.00	0.06	[2]	(2.49)	(2.43)	(0.06)	—	(0.06)

Class C
Six Months Ended 6/30/13[1]	$9.05	$0.08	[2]	$(0.50)	$(0.42)	$—	$—	$—
Year Ended 12/31/12	7.50	0.02	[2]	1.56	1.58	(0.03)	—	(0.03)
Period From 5/16/11[7] to 12/31/11[1]	10.00	—	[2,3]	(2.50)	(2.50)	—	—	—

See notes to Financial Highlights on page 59.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.15	8.67%	$10,206	1.40%	1.66%	0.74%	0.48%	16%
10.26	17.81%	9,557	1.40%	1.95%	1.22%	0.67%	28%
8.79	(12.10)%	11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$11.03	8.24%	$4,658	2.15%	2.41%	(0.01)%	(0.27)%	16%
10.19	17.18%	4,171	1.94%	2.49%	0.60%	0.05%	28%
8.74	(12.60)%	3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$11.08	8.41%	$4,485	1.79%	2.05%	0.35%	0.09%	16%
10.22	17.70%	4,126	1.52%	2.07%	1.02%	0.47%	28%
8.76	(12.40)%	3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$11.18	8.86%	$10,866	1.06%	1.32%	1.07%	0.81%	16%
10.27	18.30%	11,711	0.89%	1.44%	1.59%	1.04%	28%
8.81	(11.90)%	7,514	1.10%	1.48%	0.61%	0.23%	9%

$8.67	(4.30)%	$8,067	1.75%	2.03%	2.59%	2.31%	142%	[9]
9.06	21.65%	8,500	1.75%	2.06%	0.81%	0.50%	23%
7.51	(24.32)%	6,784	1.75%	2.27%	1.20%	0.68%	9%

$8.63	(4.64)%	$3,491	2.51%	2.79%	1.86%	1.58%	142%	[9]
9.05	21.12%	3,661	2.26%	2.57%	0.29%	(0.02)%	23%
7.50	(25.00)%	3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

See notes to Financial Highlights on page 59.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS China Fund — (continued)

Class K
Six Months Ended 6/30/13[1]	$9.06	$0.10	[2]	$(0.51)	$(0.41)	$—	$—	$—
Year Ended 12/31/12	7.51	0.04	[2]	1.56	1.60	(0.05)	—	(0.05)
Period From 5/16/11[7] to 12/31/11[1]	10.00	0.03	[2]	(2.50)	(2.47)	(0.02)	—	(0.02)

Class Y
Six Months Ended 6/30/13[1]	$9.06	$0.14	[2]	$(0.52)	$(0.38)	$—	$—	$—
Year Ended 12/31/12	7.51	0.09	[2]	1.56	1.65	(0.10)	—	(0.10)
Period From 5/16/11[7] to 12/31/11[1]	10.00	0.08	[2]	(2.50)	(2.42)	(0.07)	—	(0.07)

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.65	(4.53)%	$3,492	2.14%	2.42%	2.25%	1.97%	142%	[9]
9.06	21.33%	3,657	2.04%	2.35%	0.51%	0.20%	23%
7.51	(24.66)%	3,014	2.35%	2.87%	0.63%	0.11%	9%

$8.68	(4.19)%	$7,617	1.41%	1.69%	2.99%	2.71%	142%	[9]
9.06	22.03%	7,947	1.43%	1.74%	1.12%	0.81%	23%
7.51	(24.13)%	6,485	1.41%	1.93%	1.56%	1.04%	9%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $0.00 per share.

[4]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[5]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[6]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.95%, 33.69%, and 69.89% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[7]	Inception date.

[8]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

[9]	The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund’s new portfolio management team, effective as of March 1, 2013.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2013 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Fund (formerly RS International Growth Fund), RS Emerging Markets Fund, RS Global Fund (formerly RS Global Growth Fund) and RS China Fund (formerly RS Greater China Fund) (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. The various classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”) less any applicable sales charge.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5e). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates and forward foreign currency contracts are valued at the mean between the bid and ask prices at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

60	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. As of June 30, 2013, RS Emerging Markets Fund held an equity security classified as Level 3.

www.RSinvestments.com	61

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. Transfers between Levels 1 and 2 related to certain exchange-traded foreign securities whose prices may have been affected by events occurring after the close of trading on the exchange and, as a result, whose values were determined by a pricing service using pricing models in accordance with methods approved by the Funds’ Board of Trustees. Transfers between Levels 2 and 3 related to securities which have significant unobservable inputs, as they trade infrequently or not at all.

Transfers into and out of each level of the fair value hierarchy for the six months ended June 30, 2013 were as follows:

	Transfers into Level 1	Transfers (out) of Level 1	Transfers into Level 2	Transfers (out) of Level 2	Transfers into Level 3	Transfers (out) of Level 3
RS International Fund
Common Stocks	$634,258	$(395,101)	$395,101	$(634,258)	$—	$—
RS Emerging Markets Fund
Common Stocks	—	—	—	(2,926,338)	2,926,338	—
RS Global Fund
Common Stocks	—	(123,097)	123,097	—	—	—

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Funds’ Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment

62	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2013, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2013, the Funds did not incur any such interest or penalties. RS International Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state authorities for tax years before 2008. RS Global Fund and RS China Fund, which began operations during the tax year 2011, are subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

www.RSinvestments.com	63

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), holds a majority interest in RS Investments.

64	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Fund	0.80%
RS China Fund	1.10%

For periods prior to July 1, 2013, RS Investments was party to a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by the Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”), and GBG was party to a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas was responsible for providing day-to-day investment advisory services to RS Emerging Markets Fund and RS China Fund for the period from January 1, 2013 through February 28, 2013 and to RS International Fund and RS Global Fund for the period from January 1, 2013 to June 30, 2013, subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. Each of the Sub-Advisory, Sub-Administration and Accounting Services Agreement and the Sub-Sub-Investment Advisory Agreement were terminated on June 30, 2013. RS Investments commenced managing RS Emerging Markets Fund and RS China Fund directly on March 1, 2013, and commenced managing RS International Fund and RS Global Fund directly on July 1, 2013. Payment of the sub-investment advisory fees and sub-sub-investment advisory fees did not represent separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to the following rates:

Fund	Expense Limitation
	Class A	Class C	Class K	Class Y
RS International Fund	1.40%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.45%	1.96%	—

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2014 to limit the following Funds’ total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) for Class A shares to the rates shown in the following table and to limit the total annual

www.RSinvestments.com	65

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

fund operating expenses of each of the other classes of the Fund so that each of those classes benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period.

Fund	Expense Limitation
RS Global Fund, Class A	1.40%
RS China Fund, Class A	1.75%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2013, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Fund	Class A	0.25%	$43,278
	Class C	1.00%	12,189
	Class K	0.65%	14,447
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	$476,920
	Class C	1.00%	220,833
	Class K	0.65%	107,188
	Class Y	0.00%	—
RS Global Fund	Class A	0.25%	$12,703
	Class C	1.00%	22,419
	Class K	0.65%	14,311
	Class Y	0.00%	—
RS China Fund	Class A	0.25%	$10,694
	Class C	1.00%	18,356
	Class K	0.65%	11,859
	Class Y	0.00%	—

66	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable by it with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the distribution plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2013, PAS informed the Trust it received $1,178,370 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2013, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Fund	$3,130
RS Emerging Markets Fund	2,355
RS Global Fund	451
RS China Fund	321

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2013, GIS received CDSL charges as follows:

Fund	CDSL
RS International Fund	$310
RS Emerging Markets Fund	777
RS Global Fund	—
RS China Fund	—

www.RSinvestments.com	67

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2012, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income
RS International Fund	$7,528,934
RS Emerging Markets Fund	5,507,553
RS Global Fund	311,461
RS China Fund	191,329

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2012, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Undistributed Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
RS International Fund	$—	$(114,891)	$114,891
RS Emerging Markets Fund	(1,800,175)	1,838,190	(38,015)
RS Global Fund	—	(15,485)	15,485
RS China Fund	(849)	(808)	1,657

The tax basis of distributable earnings as of December 31, 2012 was as follows:

Fund	Undistributed Ordinary Income
RS International Fund	$8,905
RS Global Fund	41,741

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

68	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During the year ended December 31, 2012, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Fund	$1,915,386

See the chart below for capital loss carryovers available to the Funds at December 31, 2012.

	Expiring
Fund	2017	2018	No Expiration*	Total
RS International Fund	$1,519,411	$—	$—	$1,519,411
RS Emerging Markets Fund	26,726,940	—	35,143,886	61,870,826
RS Global Fund	—	—	972,488	972,488
RS China Fund	—	—	1,548,199	1,548,199
*	For tax years beginning 2011, revisions to capital loss carryforward rules allow for capital losses to be carried forward to one or more subsequent taxable years without expiration.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Fund	$—
RS Emerging Markets Fund	(7,116,285)
RS Global Fund	254,630
RS China Fund	124,967

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2013 for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Fund	$90,136,068	$(2,700,301)	$2,538,187	$(5,238,488)
RS Emerging Markets Fund	550,159,147	(52,237,460)	34,107,672	(86,345,132)
RS Global Fund	25,889,703	4,285,778	5,371,573	(1,085,795)
RS China Fund	23,432,173	(1,148,691)	1,178,836	(2,327,527)

www.RSinvestments.com	69

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions, including conversions and exchanges, in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	184,143	$3,449,012	713,534	$11,901,804
Shares from conversion of Class B shares*	—	—	28,745	497,621
Shares reinvested	719,853	9,480,454	8,159	144,013
Shares redeemed	(479,687)	(8,415,779)	(800,300)	(13,686,984)

Net increase/(decrease)	424,309	$4,513,687	(49,862)	$(1,143,546)

Class B
Shares sold	—	$—	264	$3,627
Shares converted to Class A shares*	—	—	(32,983)	(497,621)
Shares redeemed	—	—	(2,934)	(42,728)

Net decrease	—	$—	(35,653)	$(536,722)

Class C
Shares sold	11,608	$185,808	67,702	$999,006
Shares reinvested	72,739	788,491	285	4,413
Shares redeemed	(21,044)	(319,209)	(36,032)	(534,207)

Net increase	63,303	$655,090	31,955	$469,212

Class K
Shares sold	32,249	$572,857	54,131	$879,381
Shares reinvested	107,392	1,357,434	430	7,370
Shares redeemed	(35,998)	(611,902)	(87,895)	(1,432,371)

Net increase/(decrease)	103,643	$1,318,389	(33,334)	$(545,620)

Class Y
Shares sold	1,465,430	$26,925,517	25,006,476	$421,169,375
Shares reinvested	2,596,051	34,189,994	217,175	3,824,446
Shares redeemed	(50,036,887)	(903,664,764)	(6,626,006)	(111,395,928)

Net increase/(decrease)	(45,975,406)	$(842,549,253)	18,597,645	$313,597,893

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

70	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Emerging Markets Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,664,306	$37,204,414	8,732,333	$203,354,559
Shares from conversion of Class B shares*	—	—	191,549	4,800,037
Shares reinvested	2,227,241	43,030,283	73,151	1,718,303
Shares redeemed	(11,830,316)	(271,150,042)	(30,131,596)	(713,581,570)

Net decrease	(7,938,769)	$(190,915,345)	(21,134,563)	$(503,708,671)

Class B
Shares sold	—	$—	49	$920
Shares converted to Class A shares*	—	—	(229,366)	(4,800,037)
Shares redeemed	—	—	(9,186)	(178,990)

Net decrease	—	$—	(238,503)	$(4,978,1077)

Class C
Shares sold	110,144	$1,862,207	26,159	$518,430
Shares reinvested	407,748	6,311,947	—	—
Shares redeemed	(645,344)	(11,898,164)	(911,839)	(17,574,242)

Net decrease	(127,452)	$(3,724,010)	(885,680)	$(17,055,812)

Class K
Shares sold	192,171	$3,918,990	378,244	$8,479,295
Shares reinvested	261,085	4,814,421	—	—
Shares redeemed	(361,432)	(7,374,411)	(594,399)	(13,315,981)

Net increase/(decrease)	91,824	$1,359,000	(216,155)	$(4,836,686)

Class Y
Shares sold	2,212,984	$51,060,106	16,239,065	$387,875,064
Shares reinvested	1,581,086	30,641,440	137,361	3,232,129
Shares redeemed	(25,288,273)	(594,492,120)	(10,068,997)	(233,311,742)

Net increase/(decrease)	(21,494,203)	$(512,790,574)	6,307,429	$157,795,451

*	Effective February 17, 2012, all Class B shares were converted into Class A shares.

RS Global Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	103,278	$1,121,498	77,978	$761,245
Shares reinvested	—	—	8,363	84,883
Shares redeemed	(118,998)	(1,289,865)	(430,147)	(4,075,944)

Net decrease	(15,720)	$(168,367)	(343,806)	$(3,229,816)

www.RSinvestments.com	71

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Global Fund — continued

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class C
Shares sold	14,860	$163,997	7,750	$74,285
Shares reinvested	—	—	2,042	20,586
Shares redeemed	(1,778)	(18,938)	(1,773)	(17,154)

Net increase	13,082	$145,059	8,019	$77,717

Class K
Shares sold	1,031	$11,094	266	$2,563
Shares reinvested	—	—	3,559	35,984

Net increase	1,031	$11,094	3,825	$38,547

Class Y
Shares sold	128,145	$1,400,742	284,585	$2,755,000
Shares reinvested	—	—	16,638	169,034
Shares redeemed	(296,032)	(3,260,061)	(14,302)	(146,064)

Net increase/(decrease)	(167,887)	$(1,859,319)	286,921	$2,777,970

RS China Fund

	For the Six Months Ended 6/30/13		For the Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Class A
Shares sold	42,414	$393,906	115,345	$1,023,077
Shares reinvested	—	—	7,792	68,883
Shares redeemed	(49,979)	(447,935)	(88,231)	(703,512)

Net increase/(decrease)	(7,565)	$(54,029)	34,906	$388,448

Class C
Shares sold	6,575	$60,901	1,325	$11,348
Shares reinvested	—	—	1,500	13,262
Shares redeemed	(6,463)	(56,417)	(241)	(2,000)

Net increase	112	$4,484	2,584	$22,610

Class K
Shares reinvested	—	$—	2,308	$20,426

Net increase	—	$—	2,308	$20,426

Class Y
Shares sold	—	$—	180,535	$1,506,756
Shares reinvested	—	—	10,026	88,628
Shares redeemed	—	—	(176,940)	(1,460,396)

Net increase	—	$—	13,621	$134,988

72	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Shareholder Concentration As of June 30, 2013, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Fund	4	25.90%
RS Emerging Markets Fund	4	46.15%
RS Global Fund	1	93.05%
RS China Fund	1	96.99%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2013, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Fund	$51,271,334	$933,528,335
RS Emerging Markets Fund	1,082,995,541	1,894,197,512
RS Global Fund	4,827,440	6,745,683
RS China Fund	33,707,046	33,889,275

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

www.RSinvestments.com	73

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $400 million committed revolving credit facility ($300 million prior to May 22, 2013) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2013, the Funds which borrowed under the facility were as follows:

Fund	Amount Outstanding at 6/30/13	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Fund	$—	$33,705,657	44	1.40%
RS Emerging Markets Fund	—	7,227,704	69	1.42%
RS Global Fund	—	1,605,942	8	1.42%
RS China Fund	—	83,599	13	1.42%
*	For the six months ended June 30, 2013, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

In August 2013, RS Investments made a contribution of $3,758,121 to RS Emerging Markets Fund as compensation related to an operating error. This operating error resulted in the Fund buying, between May 2013 and June 2013, more of two securities than RS Investments intended. During this period, the Fund experienced a loss on these securities.

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In

74	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

www.RSinvestments.com	75

SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

76	www.RSinvestments.com

388 Market Street San Francisco CA 94111 www.RSinvestments.com | 800-766-3863	PRSRT STD U.S. POSTAGE PAID RS INVESTMENTS

EB 015099 (06/13)

Item 2.	Code of Ethics.
Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: September 5, 2013

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer
(Principal Financial Officer)

Date: September 5, 2013